                                                               File No. 2-92569
                                                                       811-4250

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM N-1A


      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

             Pre-Effective Amendment No. __                           [_]

             Post-Effective Amendment No. 37                          [X]

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

             Amendment No. 39                                         [X]


                        SELIGMAN MUNICIPAL SERIES TRUST
              (Exact name of registrant as specified in charter)

                   100 PARK AVENUE, NEW YORK, NEW YORK 10017
                   (Address of principal executive offices)

                Registrant's Telephone Number: 212-850-1864 or
                            Toll-Free 800-221-2450

                         LAWRENCE P. VOGEL, Treasurer
                                100 Park Avenue
                           New York, New York 10017
                    (Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):


[X]immediately upon filing pursuant to paragraph (b)


[_]on (date) pursuant to paragraph (b)

[_]60 days after filing pursuant to paragraph (a)(1)


[_]on (date) pursuant to paragraph (a)(1)


[_]75 days after filing pursuant to paragraph (a)(2)


[_]on (date) pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:

[_]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                     PROSPECTUS

                                                               February 1, 2006

Seligman
Municipal Funds

          Seeking Income Exempt from Regular Income Tax


.. Seligman Municipal Fund Series, Inc.

.. Seligman Municipal Series Trust

.. Seligman New Jersey Municipal Fund, Inc.

.. Seligman Pennsylvania Municipal Fund Series
The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.


An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if one or more of these Funds is suitable for you.



MUNI-1  2/2006

                                  managed by

                                  [LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                               ESTABLISHED 1864

Table of Contents

THE FUNDS
A discussion of the investment objectives, strategies, risks, performance and expenses of the
Funds.
      Overview of the Funds..................................................................   1
      National Fund..........................................................................   4
      California High-Yield Fund.............................................................   7
      California Quality Fund................................................................  10
      Colorado Fund..........................................................................  13
      Florida Fund...........................................................................  16
      Georgia Fund...........................................................................  19
      Louisiana Fund.........................................................................  22
      Maryland Fund..........................................................................  25
      Massachusetts Fund.....................................................................  28
      Michigan Fund..........................................................................  31
      Minnesota Fund.........................................................................  34
      Missouri Fund..........................................................................  37
      New Jersey Fund........................................................................  40
      New York Fund..........................................................................  43
      North Carolina Fund....................................................................  46
      Ohio Fund..............................................................................  49
      Oregon Fund............................................................................  52
      Pennsylvania Fund......................................................................  55
      South Carolina Fund....................................................................  58
      Management of the Funds................................................................  61
SHAREHOLDER INFORMATION
      Deciding Which Class of Shares to Buy..................................................  66
      Pricing of Fund Shares.................................................................  70
      Opening Your Account...................................................................  71
      How to Buy Additional Shares...........................................................  72
      How to Exchange Shares Among the Seligman Mutual Funds.................................  72
      How to Sell Shares.....................................................................  73
      Important Policies That May Affect Your Account........................................  74
      Frequent Trading of Fund Shares........................................................  75
      Dividends and Capital Gain Distributions...............................................  76
      Taxes..................................................................................  77
FINANCIAL HIGHLIGHTS.........................................................................  78
HOW TO CONTACT US............................................................................ 107
FOR MORE INFORMATION.................................................................. back cover

The Funds

Overview of the Funds


This Prospectus contains information about four separate series that together offer 19 investment options (each, a "Fund", collectively, the "Funds"):


Seligman Municipal Fund Series, Inc. offers the following 13 Funds:

NATIONAL FUND              MINNESOTA FUND
COLORADO FUND              MISSOURI FUND
GEORGIA FUND               NEW YORK FUND
LOUISIANA FUND             OHIO FUND
MARYLAND FUND              OREGON FUND
MASSACHUSETTS FUND         SOUTH CAROLINA FUND
MICHIGAN FUND

Seligman Municipal Series Trust offers the following four Funds:

CALIFORNIA HIGH-YIELD FUND FLORIDA FUND
CALIFORNIA QUALITY FUND    NORTH CAROLINA FUND

Seligman New Jersey Municipal Fund, Inc. (NEW JERSEY FUND)

Seligman Pennsylvania Municipal Fund Series (PENNSYLVANIA FUND)

INVESTMENT OBJECTIVES

Each Fund has its own investment objective. You should read the discussion of a particular Fund, in addition to the information below, before making an investment decision about that Fund.


The Funds seek to provide income exempt from regular federal income taxes and, as applicable, regular state and local personal income taxes.


The Funds are managed for total return, which means, in addition to income considerations, the Funds (except the Pennsylvania Fund) look to enhance portfolio returns by pursuing opportunities for capital appreciation. The Pennsylvania Fund does not pursue capital appreciation as one of its objectives. At all times, safety of principal is a primary concern of all of the Funds. However, there is no guarantee that the Funds will achieve their objectives.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund also has its own investment strategies and risks.

Each Fund normally invests at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and (except the National Fund) regular personal income taxes in its respective state. This principal investment strategy is fundamental and may be changed only with shareholder approval. Income may be subject to the federal alternative minimum tax and, where applicable, state alternative minimum tax. Capital gain distributions are subject to federal, state and local taxes.


  ALTERNATIVE MINIMUM TAX ("AMT"):

  A tax imposed on certain types of income to ensure that all taxpayers pay at least a minimum amount of taxes.


Municipal securities are issued by state and local governments, their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia. Municipal securities are issued to obtain funds to finance various public or private projects, to meet general expenses, and to refinance outstanding debt.

The Funds use a top-down method of selecting securities to purchase. This means the investment manager analyzes the current interest rate environment and trends in the municipal market to formulate investment strategies before selecting individual securities for each Fund. The investment manager determines the appropriate cash positions, quality parameters, market sectors, and bond duration, and then uses in-depth credit analysis to evaluate individual securities considered for purchase.

Portfolio holdings are continually monitored to identify securities which should be sold as a result of a deterioration in credit quality. A Fund may also sell a security when there is a better investment opportunity available in the market.


The Funds (except the California High-Yield Fund) will purchase only investment-grade municipal securities, defined as those issues rated in the four highest rating categories by independent rating agencies at the time of purchase by a Fund. The Funds may also purchase non-rated securities if, based on credit analysis, the investment manager believes that they are of comparable quality to investment-grade securities.


Under normal market conditions, the Funds will invest in longer maturity bonds (typically, bonds with maturities in excess of ten years). However, a Fund may shorten or lengthen maturities to achieve its objective.


A Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent that Fund from achieving its investment objective.



A Fund's investment objective may be changed only with shareholder approval. Except as otherwise noted, the principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by that Fund's Board of Directors/Trustees. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described in the second paragraph under "Principal Investment Strategies."


PRINCIPAL RISKS

Below is a description of investment risks that apply to the Funds. More specific risks that apply to individual Funds are included in the individual Fund descriptions in the pages that follow.


The value of your investment in a Fund will change with fluctuations in the value of individual securities held by that Fund. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.


The principal factors that may affect the value of a Fund's portfolio are changes in interest rates and the creditworthiness of a Fund's portfolio holdings, as described below:

Interest rate risk. Changes in market interest rates will affect the value of securities held by a Fund's investment portfolio. Generally, the market value of a municipal bond moves in the opposite direction of interest rates: the market value decreases when interest rates rise and increases when interest rates decline. A Fund's net asset value per share moves in the same direction as the market value of the Fund's securities holdings. Therefore, if interest rates rise, you should expect a Fund's net asset value per share to fall, and if interest rates decline, you should expect a Fund's net asset value to rise.

Additionally, longer maturity bonds, like those held by the Funds, are generally more sensitive to changes in interest rates. Each Fund's strategy of investing in longer maturity bonds could subject its portfolio holdings to a greater degree of market price volatility.

In a declining interest rate environment, portfolio holdings that are close to maturity or are subject to call by the issuer may be disadvantageous to a Fund. Proceeds of matured or called bonds may be reinvested at lower yields, which could affect the level of income a Fund generates.


Credit risk. A municipal bond issue could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable municipal securities. Many states and municipalities periodically face budget shortfalls and other problems as a result of economic downturns. The failure to address these problems in a satisfactory manner could affect a state's or municipality's credit quality and result in downgrading or a decline in a security's market value. Credit risk also includes the risk that an issuer of a municipal bond would be unable to make or timely make interest and principal payments. Further, revenue bonds held by a Fund may be downgraded or may default on payment if revenues from their underlying facilities decline. If a Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

The investment manager seeks to minimize the credit risk inherent in municipal securities by performing its own in-depth credit analysis on every municipal security before purchase and by continuing to monitor all securities while they remain in each Fund's portfolio. Each Fund may purchase municipal bonds that are insured as to the payment of principal and interest. However, the Funds view insurance as an enhancement of quality, not as a substitute for it. A Fund will not purchase a bond unless the investment manager approves the underlying credit.

The Funds are also subject to the following risks:

Concentration risk. Each Fund (except the National Fund) invests in municipal securities issued by a single state and its municipalities. Specific events or factors affecting a particular state may have an impact on the municipal securities of that state without affecting the municipal market in general. These factors may include state or local legislation or policy changes, economic factors, natural disasters and the possibility of credit problems. The Funds seek to minimize this risk by diversifying investments within the state. In addition, each Fund is subject to certain investment restrictions limiting the amount of its assets that can be invested in the securities of a single issuer.

Market risk. At times, market conditions could result in a lack of liquidity. The municipal market is an over-the-counter market, which means that the Funds purchase and sell portfolio holdings through municipal bond dealers. A Fund's ability to sell securities held in its portfolio is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers. Lower-rated securities may be less liquid than higher-rated securities. Further, if certain securities or market sectors represented in a Fund's portfolio do not perform as expected, that Fund's net asset value may decline.

An investment in any of the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


WEBSITE REFERENCES



The references in this Prospectus to the investment manager's website or any other website are inactive textual references and information contained in or otherwise accessible through these websites do not form a part of this Prospectus.


PORTFOLIO HOLDINGS


A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the applicable Fund's Statement of Additional Information.


PAST PERFORMANCE

Each Fund offers three Classes of shares. The performance information presented for each Fund provides some indication of the risks of investing in that Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class compares to the Lehman Brothers Municipal Bond Index, a widely-used measure of municipal bond performance. Although each Fund's fiscal year ends on September 30, the performance information is provided on a calendar year basis to assist you in comparing the returns of the Funds with the returns of other mutual funds. How a Fund has performed in the past, before and after taxes, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary among each Fund's Classes due to their different fees and expenses.

FEES AND EXPENSES

The fees and expenses table provided for each Fund summarizes the fees and expenses that you may pay as a shareholder of a Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from a Fund's assets and are therefore paid indirectly by you and other Fund shareholders.

Accompanying each Fund's fee and expense table is an example intended to help you compare the expenses of investing in that Fund with the expenses of investing in other mutual funds.



DISCUSSIONS OF EACH FUND BEGIN ON PAGE 4.

National Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The National Fund seeks to maximize income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The National Fund uses the following investment strategies to pursue its investment objective:

The National Fund invests at least 80% of its net assets in municipal securities of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, and instrumentalities that are rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS




In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the National Fund's performance may also be affected by legislation or policy changes, economic factors, natural disasters, terrorist attacks or other factors.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

National Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

1996    1997   1998    1999    2000   2001   2002   2003    2004     2005
----    ----   ----    ----    ----   ----   ----   -----   ----     ----
3.33%  10.38%  5.66%  -5.24%  12.33%  3.53%  6.65%  5.04%   3.36%    3.04%



         Best calendar quarter return: 4.69% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.26% - quarter ended 12/31/99.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (1.89)% 3.31% 4.21%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.89)  3.31  4.21       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.21   3.46  4.26       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      0.12   3.17   n/a    3.11%
-------------------------------------------------------------------------------------------
CLASS D                                                      1.13   3.38  3.77       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

National Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.34%       0.34%   0.34%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.94%       1.84%   1.84%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $566         $760         $  970         $1,575
                    ---------------------------------------------------------------------
                    Class C         384          673          1,086          2,237
                    ---------------------------------------------------------------------
                    Class D         287          579            995          2,159
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $566         $760         $  970         $1,575
                    ---------------------------------------------------------------------
                    Class C         285          673          1,086          2,237
                    ---------------------------------------------------------------------
                    Class D         187          579            995          2,159
                    ---------------------------------------------------------------------

California High-Yield Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The California High-Yield Fund seeks the maximum income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The California High-Yield Fund uses the following investment strategies to pursue its investment objective:

The California High-Yield Fund invests at least 80% of its net assets in California municipal securities that are within any rating category, including securities rated below investment-grade or securities that are not rated.

In selecting securities to purchase, the investment manager may consider the current market conditions, the availability of lower-rated securities, and whether lower-rated securities offer yields high enough relative to yields on investment-grade securities to justify their higher risk.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the California High-Yield Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of California issuers, its performance may be affected by local, state, and regional factors including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters, terrorist attacks and the possibility of credit problems, such as those resulting from the deregulation of electricity markets in 2001 and the 1994 bankruptcy of Orange County.



.. Because the Fund may invest in non-investment-grade bonds, it is subject to greater risk of loss of principal and interest than funds that invest in higher-rated investment-grade bonds. The Fund may pay higher yields than funds that invest in investment-grade bonds, but at the same time, may experience greater volatility.


PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. Seligman has periodically waived its management fee and reimbursed expenses in respect of the Fund. Currently, Seligman, at its discretion, is waiving a portion of its management fee so as to limit the per annum management fee of the California High-Yield Fund to 0.40% per annum of the Fund's average daily net assets. Seligman may discontinue its fee waiver at any time. Absent such reimbursements and fee waivers, returns would have been lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.



After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

California High-Yield Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

1996   1997    1998   1999    2000     2001   2002   2003    2004     2005
-----  -----  -----  ------  ------   -----   -----  -----   ----     ----
5.52%  8.72%  6.18%  -5.26%  14.40%   4.60%   7.02%  4.63%   4.90%    3.94%



         Best calendar quarter return: 4.73% - quarter ended 3/31/00.



        Worst calendar quarter return: -2.34% - quarter ended 12/31/99.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (1.01)% 4.01% 4.84%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.00)  3.93  4.72       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.72   4.02  4.76       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      1.09   3.88   n/a    3.88%
-------------------------------------------------------------------------------------------
CLASS D                                                      2.17   4.10  4.41       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

California High-Yield Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees/(2)/                                                                  0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.42%       0.42%   0.42%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  1.02%       1.92%   1.92%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

(2)Seligman, at its discretion, is waiving a portion of its management fee to limit the per annum management fee of the California High-Yield Fund to 0.40% per annum. Seligman may discontinue its fee waiver at any time. Such fee waiver is not reflected above.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $574         $784         $1,011         $1,664
                    ---------------------------------------------------------------------
                    Class C         392          697          1,126          2,321
                    ---------------------------------------------------------------------
                    Class D         295          603          1,037          2,243
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $574         $784         $1,011         $1,664
                    ---------------------------------------------------------------------
                    Class C         293          697          1,126          2,321
                    ---------------------------------------------------------------------
                    Class D         195          603          1,037          2,243
                    ---------------------------------------------------------------------

California Quality Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The California Quality Fund seeks high income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The California Quality Fund uses the following investment strategies to pursue its investment objective:

The California Quality Fund invests at least 80% of its net assets in California municipal securities that are within the three highest ratings of Moody's Investors Service (Moody's) (Aaa, Aa, or A) or Standard & Poor's Ratings Services (S&P) (AAA, AA, or A) on the date of purchase.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the California Quality Fund is subject to the following risk:


.. Because the Fund invests primarily in the securities of California issuers, its performance may be affected by local, state, and regional factors. These may include, but are not limited to, state or local legislation or policy changes, economic factors, natural disasters, and the possibility of credit problems, such as those resulting from the deregulation of electricity markets in 2001 and the 1994 bankruptcy of Orange County.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

California Quality Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

1996   1997   1998    1999    2000   2001    2002   2003    2004     2005
-----  -----  -----  ------  ------  -----  -----  ------   -----    ----
3.91%  8.80%  6.26%  -6.10%  16.27%  4.34%  7.16%   4.02%   4.20%    3.07%



         Best calendar quarter return: 5.31% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.53% - quarter ended 6/30/99.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (1.81)% 3.53% 4.54%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.88)  3.44  4.39       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.28   3.59  4.47       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      0.15   3.36   n/a    3.77%
-------------------------------------------------------------------------------------------
CLASS D                                                      1.18   3.58  4.11       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

California Quality Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.34%       0.34%   0.34%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.94%       1.84%   1.84%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $566         $760         $  970         $1,575
                    ---------------------------------------------------------------------
                    Class C         384          673          1,086          2,237
                    ---------------------------------------------------------------------
                    Class D         287          579            995          2,159
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $566         $760         $  970         $1,575
                    ---------------------------------------------------------------------
                    Class C         285          673          1,086          2,237
                    ---------------------------------------------------------------------
                    Class D         187          579            995          2,159
                    ---------------------------------------------------------------------

Colorado Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Colorado Fund seeks to maximize income exempt from regular federal income taxes and from Colorado personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Colorado Fund uses the following investment strategies to pursue its investment objective:

The Colorado Fund invests at least 80% of its net assets in Colorado municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Colorado Fund is subject to the following risks:


.. Because the Fund invests primarily in securities of Colorado issuers, the Fund's performance may be affected by state, local or regional factors. These may include, but are not limited to, state or local legislation or policy changes, terrorist attacks, long-term water availability, the possibility of declining housing prices affecting the construction industry, volatility in energy prices and its effect on the State's natural resources sector, household debt burdens, state and local government budgetary shortfalls and economic and other factors.



.. Due to the current economic conditions in the State, together with the State's constitutionally mandated inability to increase taxes without voter approval and constitutionally mandated minimum increases in funding for elementary and secondary education, the State of Colorado once again faces difficult budget issues that must be resolved by the legislature. While Colorado voters recently passed a referendum allowing the State to retain excess collected revenues for the next five years, those funds are earmarked for specific areas and will not completely alleviate the State's budget problems. Local governments and state agencies and other instrumentalities may be adversely affected by the legislature's spending decisions. Colorado's constitutional and statutory restrictions on spending and taxes may adversely affect the ability of state and local governments to provide necessary services.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and beside the chart do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Colorado Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

1996    1997   1998   1999    2000   2001   2002    2003    2004     2005
-----  -----  -----  ------  ------  -----  -----  ------   -----    ----
3.39%  7.52%  5.80%  -5.26%  12.92%  5.22%  7.66%   5.53%   4.26%    2.83%



         Best calendar quarter return: 5.40% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.33% - quarter ended 12/31/99.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.01)% 4.08% 4.39%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.01)  4.07  4.37       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.04   4.09  4.39       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (0.11)  3.96   n/a    3.75%
-------------------------------------------------------------------------------------------
CLASS D                                                      0.93   4.13  3.95       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Colorado Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.36%       0.36%   0.36%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.96%       1.86%   1.86%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $568         $766         $  981         $1,597
---------------------------------------------------------------------
Class C         386          679          1,096          2,258
---------------------------------------------------------------------
Class D         289          585          1,006          2,180
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $568         $766         $  981         $1,597
---------------------------------------------------------------------
Class C         287          679          1,096          2,258
---------------------------------------------------------------------
Class D         189          585          1,006          2,180
---------------------------------------------------------------------

Florida Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Florida Fund seeks high income exempt from regular federal income taxes consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Florida Fund uses the following investment strategies to pursue its investment objective:

The Florida Fund invests at least 80% of its net assets in Florida municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Florida Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of Florida issuers, its performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.


.. The lack of an income tax in Florida exposes total tax collections to more volatility than would otherwise be the case and, in the event of an economic downturn, could affect the State's ability to pay principal and interest in a timely manner.

.. Florida's economy may be affected by foreign trade, crop failures, and severe weather conditions and is sensitive to the trends in the tourism and construction industries.

PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. Seligman has periodically waived its management fee and reimbursed expenses in respect of the Fund. Currently, Seligman, at its discretion, is waiving a portion of its management fee so as to limit the per annum management fee of the Florida Fund to 0.35% per annum of the Fund's average daily net assets. Seligman may discontinue its fee waiver at any time. Absent such reimbursements and fee waivers, returns would have been lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.



After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Florida Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

1996    1997   1998   1999    2000   2001   2002    2003   2004     2005
-----  -----  -----  ------  ------  -----  -----  ------  -----    ----
2.76%  9.33%  5.67%  -4.89%  14.41%  4.15%  7.67%   5.27%  3.27%    2.65%



         Best calendar quarter return: 5.66% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.26% - quarter ended 3/31/96.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                      CLASS C
                                                                                       SINCE
                                                             ONE     FIVE     TEN    INCEPTION
                                                             YEAR    YEARS   YEARS    5/27/99
------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------
Return before taxes                                         (2.25)%  3.57%   4.44%        n/a
------------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.33)   3.54    4.33         n/a
------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.02    3.66    4.38         n/a
------------------------------------------------------------------------------------------------
CLASS C                                                      0.02    3.59     n/a      3.84%
------------------------------------------------------------------------------------------------
CLASS D                                                      1.02    3.80    4.16         n/a
------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52    3.59    5.71      5.55/(1)/
------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Florida Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees/(2)/                                                                  0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.25%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.38%       0.38%   0.38%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  1.13%       1.88%   1.88%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

(2)Seligman, at its discretion, is waiving a portion of its management fee so as to limit the per annum management fee of the Florida Fund to 0.35% per annum. Seligman may discontinue its fee waiver at any time. Such fee waiver is not reflected above.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $585         $817         $1,068         $1,784
                    ---------------------------------------------------------------------
                    Class C         388          685          1,106          2,279
                    ---------------------------------------------------------------------
                    Class D         291          591          1,016          2,201
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $585         $817         $1,068         $1,784
                    ---------------------------------------------------------------------
                    Class C         289          685          1,106          2,279
                    ---------------------------------------------------------------------
                    Class D         191          591          1,016          2,201
                    ---------------------------------------------------------------------

Georgia Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Georgia Fund seeks to maximize income exempt from regular federal income taxes and from Georgia personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Georgia Fund uses the following investment strategies to pursue its investment objective:

The Georgia Fund invests at least 80% of its net assets in Georgia municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Georgia Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of Georgia issuers, its performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.



.. Georgia's economy will be affected by, among other factors, trends in the trade, transportation and utilities, professional and business services, manufacturing, and education and health services as these industries, along with government, comprise the largest sources of employment within the State.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from of losses realized on the sale of Fund shares.

Georgia Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

1996    1997   1998   1999    2000    2001   2002    2003    2004     2005
-----  -----  -----  ------  ------  -----  ------  ------   ----     ----
3.86%  9.02%  5.94%  -5.04%  13.49%  3.02%   7.83%   5.02%   1.88%    2.86%



         Best calendar quarter return: 4.81% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.21% - quarter ended 6/30/04.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.01)% 3.10% 4.18%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.01)  3.06  4.07       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.04   3.24  4.17       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (0.07)  2.95   n/a    3.12%
-------------------------------------------------------------------------------------------
CLASS D                                                      0.94   3.16  3.74       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Georgia Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)    none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.38%       0.38%   0.38%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.98%       1.88%   1.88%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $570         $772         $  991         $1,619
---------------------------------------------------------------------
Class C         388          685          1,106          2,279
---------------------------------------------------------------------
Class D         291          591          1,016          2,201
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $570         $772         $  991         $1,619
---------------------------------------------------------------------
Class C         289          685          1,106          2,279
---------------------------------------------------------------------
Class D         191          591          1,016          2,201
---------------------------------------------------------------------

Louisiana Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Louisiana Fund seeks to maximize income exempt from regular federal income taxes and from Louisiana personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Louisiana Fund uses the following investment strategies to pursue its investment objective:

The Louisiana Fund invests at least 80% of its net assets in Louisiana municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Louisiana Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of Louisiana issuers, its performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters including the effects of Hurricanes, such as Katrina and Rita, and terrorist attacks.



.. Louisiana's economy is affected by, among other factors, trends in the oil and gas, tourism, and gaming industries within the State.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Louisiana Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

1996    1997   1998   1999    2000    2001   2002  2003    2004     2005
-----  -----  -----  ------  ------  -----  -----  -----   -----    ----
3.49%  8.45%  5.93%  -4.62%  12.70%  4.20%  8.50%  4.30%   3.52%    2.24%



         Best calendar quarter return: 4.73% - quarter ended 12/31/00.



        Worst calendar quarter return: -1.77% - quarter ended 12/31/99.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.64)% 3.52% 4.27%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.68)  3.46  4.15       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares (0.26)  3.62  4.25       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (0.50)  3.39   n/a    3.45%
-------------------------------------------------------------------------------------------
CLASS D                                                      0.47   3.62  3.86       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Louisiana Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.35%       0.35%   0.35%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.95%       1.85%   1.85%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $567         $763         $  976         $1,586
                    ---------------------------------------------------------------------
                    Class C         385          676          1,091          2,247
                    ---------------------------------------------------------------------
                    Class D         288          582          1,001          2,169
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $567         $763         $  976         $1,586
                    ---------------------------------------------------------------------
                    Class C         286          676          1,091          2,247
                    ---------------------------------------------------------------------
                    Class D         188          582          1,001          2,169
                    ---------------------------------------------------------------------

Maryland Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Maryland Fund seeks to maximize income exempt from regular federal income taxes and from Maryland personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Maryland Fund uses the following investment strategies to pursue its investment objective:

The Maryland Fund invests at least 80% of its net assets in Maryland municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Maryland Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of Maryland issuers, its performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.


.. Because the Fund favors investing in revenue bonds, including revenue bonds issued on behalf of health-care providers, its performance may also be affected by economic developments impacting a specific facility or type of facility.

.. The performance of general obligation bonds of Maryland issuers may be affected by efforts to limit or reduce state or local taxes.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Maryland Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

1996    1997   1998   1999    2000    2001   2002   2003    2004     2005
-----  -----  -----  ------  ------  -----  -----  ------   -----    ----
3.66%  8.09%  5.85%  -3.34%  11.25%  4.18%  7.60%   3.50%   4.12%    2.88%



         Best calendar quarter return: 4.20% - quarter ended 12/31/00.



        Worst calendar quarter return: -1.73% - quarter ended 3/31/96.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.01)% 3.43% 4.20%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.05)  3.34  4.12       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.08   3.51  4.21       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (0.15)  3.30   n/a    3.33%
-------------------------------------------------------------------------------------------
CLASS D                                                      0.84   3.51  3.77       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Maryland Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.36%       0.36%   0.36%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.96%       1.86%   1.86%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $568         $766         $  981         $1,597
                    ---------------------------------------------------------------------
                    Class C         386          679          1,096          2,258
                    ---------------------------------------------------------------------
                    Class D         289          585          1,006          2,180
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $568         $766         $  981         $1,597
                    ---------------------------------------------------------------------
                    Class C         287          679          1,096          2,258
                    ---------------------------------------------------------------------
                    Class D         189          585          1,006          2,180
                    ---------------------------------------------------------------------

Massachusetts Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Massachusetts Fund seeks to maximize income exempt from regular federal income taxes and from Massachusetts personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Massachusetts Fund uses the following investment strategies to pursue its investment objective:

The Massachusetts Fund invests at least 80% of its net assets in Massachusetts municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Massachusetts Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of Massachusetts issuers, its performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.



.. Additionally, Massachusetts and certain of its cities, towns, counties, and other political subdivisions have, at certain times in the past, experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of these financial difficulties could adversely affect the market value and marketability of, or result in default on payments of, outstanding obligations issued by Massachusetts or its public authorities or municipalities.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Massachusetts Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

1996   1997   1998    1999    2000    2001  2002    2003    2004     2005
-----  -----  -----  ------  ------  -----  -----  ------   ----     ----
4.14%  8.68%  6.55%  -6.73%  15.20%  4.39%  9.94%   5.26%   2.60%    2.25%



         Best calendar quarter return: 6.45% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.80% - quarter ended 9/30/99.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.60)% 3.84% 4.57%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.65)  3.82  4.48       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares (0.25)  3.89  4.52       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (0.61)  3.72   n/a    3.73%
-------------------------------------------------------------------------------------------
CLASS D                                                      0.23   3.91  4.13       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Massachusetts Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.31%       0.31%   0.31%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.91%       1.81%   1.81%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $563         $751         $  955         $1,541
                    ---------------------------------------------------------------------
                    Class C         381          664          1,070          2,205
                    ---------------------------------------------------------------------
                    Class D         284          569            980          2,127
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $563         $751         $  955         $1,541
                    ---------------------------------------------------------------------
                    Class C         282          664          1,070          2,205
                    ---------------------------------------------------------------------
                    Class D         184          569            980          2,127
                    ---------------------------------------------------------------------

Michigan Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Michigan Fund seeks to maximize income exempt from regular federal income taxes and from Michigan personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Michigan Fund uses the following investment strategies to pursue its investment objective:

The Michigan Fund invests at least 80% of its net assets in Michigan municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Michigan Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of Michigan issuers, its performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.





.. Michigan's economy continues to suffer from the effects of the recent prolonged national economic slowdown. While the US economy reflects recent improvement, Michigan's economy, with its emphasis on the automotive and manufacturing sector, has been slower to recover than the overall economy. The largest sources of Michigan tax revenues are the individual income tax and sales and use taxes. There is a strong correlation between income tax collections and salaries and wages earned from employment, and Michigan's high unemployment rate has adversely impacted individual income tax collections. The second major source of tax revenues are sales and use taxes, which are directly correlated with disposable income, and also suffer from the lagging Michigan economy. The Fund's Statement of Additional Information contains additional discussion of these factors.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Michigan Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

1996    1997   1998   1999    2000    2001   2002    2003   2004     2005
-----  -----  -----  ------  ------  -----  ------- ------  -----    ----
3.74%  8.73%  6.12%  -3.80%  12.89%  4.37%   7.75%   5.41%  3.10%    2.29%



         Best calendar quarter return: 4.98% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.00% - quarter ended 6/30/04.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                        CLASS C
                                                                                         SINCE
                                                             ONE     FIVE      TEN     INCEPTION
                                                             YEAR    YEARS    YEARS     5/27/99
--------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------
Return before taxes                                         (2.61)%   3.55%    4.47%        n/a
--------------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.66)    3.49     4.33         n/a
--------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares (0.27)    3.63     4.42         n/a
--------------------------------------------------------------------------------------------------
CLASS C                                                     (0.65)    3.43     n/a       3.62%
--------------------------------------------------------------------------------------------------
CLASS D                                                      0.39     3.63     4.04         n/a
--------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52     3.59     5.71      5.55/(1)/
--------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Michigan Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)    none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.30%       0.30%   0.30%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.90%       1.80%   1.80%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $562         $748         $  950         $1,530
---------------------------------------------------------------------
Class C         380          661          1,065          2,195
---------------------------------------------------------------------
Class D         283          566            975          2,116
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $562         $748         $  950         $1,530
---------------------------------------------------------------------
Class C         281          661          1,065          2,195
---------------------------------------------------------------------
Class D         183          566            975          2,116
---------------------------------------------------------------------

Minnesota Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Minnesota Fund seeks to maximize income exempt from regular federal income taxes and from regular Minnesota personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Minnesota Fund uses the following investment strategies to pursue its investment objective:

The Minnesota Fund invests at least 80% of its net assets in Minnesota municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities, subject to applicable requirements. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Minnesota Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of Minnesota issuers, its performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.


.. Pursuant to Minnesota legislation enacted in 1995, dividends that would otherwise be exempt from Minnesota personal income tax in the case of individuals, estates, and trusts, could become subject to the Minnesota personal income tax if it were judicially determined that exempting such dividends would discriminate against interstate commerce.


.. The State of Minnesota relies heavily on a progressive individual income tax and retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Minnesota's budget outlook weakened substantially at the beginning of the 2002-2003 biennium, when the State's budget deficits almost exhausted its reserves and limited the options available to State officials to successfully manage revenue variations. However, actions taken early in 2003 enabled the State to balance the biennial budget for the period ended June 30, 2003. The State achieved a $377 million surplus for the 2004-2005 biennium, and a November 2005 forecast projected a $701 million surplus for the biennium ending June 30, 2007. This projection may be adversely affected by a December, 2005 lower court decision, which has been appealed, that a State health impact fee imposed by the 2005 Legislature is illegal. This fee was anticipated to result in revenues of $368 million for the 2006-2007 biennium. The budget for each biennial period must be balanced.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Minnesota Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

  1996   1997   1998   1999    2000    2001   2002    2003    2004    2005
 -----  -----  -----  ------  ------  -----  ------  ------   -----   -----
 3.39%  7.02%  6.21%  -4.15%  12.34%  4.26%   7.81%  4.51%    2.72%   2.30%



         Best calendar quarter return: 5.04% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.43% - quarter ended 6/30/04.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.56)% 3.29% 4.05%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.57)  3.29  4.01       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares (0.34)  3.40  4.09       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (0.67)  3.14   n/a    3.25%
-------------------------------------------------------------------------------------------
CLASS D                                                      0.35   3.36  3.62       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Minnesota Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                           CLASS A    CLASS C CLASS D
---------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                    4.75%          2%      1%
---------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                4.75%/(1)/     1%   none
---------------------------------------------------------------------------------------------------------------
 Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
 (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
---------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
---------------------------------------------------------------------------------------------------------------
Management Fees                                                                      0.50%       0.50%   0.50%
---------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                             0.10%       1.00%   1.00%
---------------------------------------------------------------------------------------------------------------
Other Expenses                                                                       0.32%       0.32%   0.32%
---------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                 0.92%       1.82%   1.82%
---------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $564         $754         $  960         $1,553
                    ---------------------------------------------------------------------
                    Class C         382          667          1,075          2,216
                    ---------------------------------------------------------------------
                    Class D         285          573            985          2,137
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $564         $754         $  960         $1,553
                    ---------------------------------------------------------------------
                    Class C         283          667          1,075          2,216
                    ---------------------------------------------------------------------
                    Class D         185          573            985          2,137
                    ---------------------------------------------------------------------

Missouri Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Missouri Fund seeks to maximize income exempt from regular federal income taxes and from Missouri personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Missouri Fund uses the following investment strategies to pursue its investment objective:

The Missouri Fund invests at least 80% of its net assets in Missouri municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Missouri Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of Missouri issuers, its performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.


.. Defense-related business and agriculture play an important role in Missouri's economy. Negative trends in these industries or the relocation of major employers engaged in such industries could have a negative impact on the economy of the State.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Missouri Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

 1996   1997    1998   1999    2000   2001   2002    2003    2004    2005
 -----  -----  -----  ------  ------  -----  -----  ------   -----   -----
 3.71%  8.08%  5.77%  -5.59%  15.18%  3.49%  9.04%  4.61%    2.97%   2.91%



         Best calendar quarter return: 6.14% - quarter ended 3/31/96.



        Worst calendar quarter return: -2.33% - quarter ended 6/30/04.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                        CLASS C
                                                                                         SINCE
                                                             ONE     FIVE      TEN     INCEPTION
                                                             YEAR    YEARS    YEARS     5/27/99
--------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------
Return before taxes                                         (1.94)%   3.57%    4.39%        n/a
--------------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.98)    3.52     4.27         n/a
--------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.11     3.62     4.32         n/a
--------------------------------------------------------------------------------------------------
CLASS C                                                     (0.13)    3.42     n/a       3.67%
--------------------------------------------------------------------------------------------------
CLASS D                                                      0.88     3.64     3.96         n/a
--------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52     3.59     5.71      5.55/(1)/
--------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Missouri Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%/(1)/     2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.37%       0.37%   0.37%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.97%       1.87%   1.87%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $569         $769         $  986         $1,608
---------------------------------------------------------------------
Class C         387          682          1,101          2,268
---------------------------------------------------------------------
Class D         290          588          1,011          2,190
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $569         $769         $  986         $1,608
---------------------------------------------------------------------
Class C         288          682          1,101          2,268
---------------------------------------------------------------------
Class D         190          588          1,011          2,190
---------------------------------------------------------------------

New Jersey Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The New Jersey Fund seeks to maximize income exempt from regular federal income tax and New Jersey gross income tax consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The New Jersey Fund uses the following investment strategies to pursue its investment objective:

The New Jersey Fund invests at least 80% of its net assets in New Jersey municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the New Jersey Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of New Jersey issuers, its performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.


.. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction, and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey's economy will be affected by trends in these sectors.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

New Jersey Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

  1996   1997   1998   1999    2000    2001   2002   2003   2004    2005
 -----  -----  -----  ------  ------  -----  -----  ------  -----  -----
 3.40%  8.93%  6.00%  -5.58%  13.25%  3.98%  7.78%  4.80%   3.02%  2.78%



         Best calendar quarter return: 5.02% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.51% - quarter ended 12/31/99.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.16)% 3.43% 4.22%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.24)  3.40  4.04       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.03   3.51  4.14       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      0.06   3.45   n/a    3.42%
-------------------------------------------------------------------------------------------
CLASS D                                                      1.11   3.67  3.94       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

New Jersey Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)    none/(1)/   .39%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.24%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.46%       0.46%   0.46%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  1.20%       1.96%   1.96%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $591         $838         $1,103         $1,860
                    ---------------------------------------------------------------------
                    Class C         396          709          1,147          2,362
                    ---------------------------------------------------------------------
                    Class D         299          615          1,057          2,285
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $591         $838         $1,103         $1,860
                    ---------------------------------------------------------------------
                    Class C         297          709          1,147          2,362
                    ---------------------------------------------------------------------
                    Class D         199          615          1,057          2,285
                    ---------------------------------------------------------------------

New York Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The New York Fund seeks to maximize income exempt from regular federal income taxes and from New York personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The New York Fund uses the following investment strategies to pursue its investment objective:

The New York Fund invests at least 80% of its net assets in New York municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the New York Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of New York issuers, its performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters, terrorist attacks and the transit workers union strike.


.. New York City and certain localities outside New York City have experienced financial problems in the past. Recurrence of these problems may affect the fiscal health of the State.

.. A future terrorist attack within New York City could have a substantial negative effect on the economy of New York City, including the displacement or closure of many businesses, a decline in tourism, and retrenchment in the securities industry, which is a major source of employment in the City.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

New York Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

  1996   1997    1998   1999    2000    2001   2002   2003   2004   2005
 -----  ------  -----  ------  ------  -----  -----  ------  -----  -----
 3.83%  10.04%  6.86%  -5.64%  15.00%  3.48%  8.93%  5.26%   3.03%  3.28%



         Best calendar quarter return: 6.11% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.54% - quarter ended 6/30/04.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (1.59)% 3.77% 4.77%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.62)  3.74  4.66       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.37   3.83  4.70       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      0.40   3.63   n/a    3.81%
-------------------------------------------------------------------------------------------
CLASS D                                                      1.36   3.83  4.33       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

New York Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.30%       0.30%   0.30%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.90%       1.80%   1.80%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $562         $748         $  950         $1,530
                    ---------------------------------------------------------------------
                    Class C         380          661          1,065          2,195
                    ---------------------------------------------------------------------
                    Class D         283          566            975          2,116
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $562         $748         $  950         $1,530
                    ---------------------------------------------------------------------
                    Class C         281          661          1,065          2,195
                    ---------------------------------------------------------------------
                    Class D         183          566            975          2,116
                    ---------------------------------------------------------------------

North Carolina Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The North Carolina Fund seeks high income exempt from regular federal income taxes and North Carolina personal income taxes consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The North Carolina Fund uses the following investment strategies to pursue its investment objective:

The North Carolina Fund invests at least 80% of its net assets in North Carolina municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the North Carolina Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of North Carolina issuers, its performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.



.. While during 2005, the North Carolina economy's recovery from the 2001 recession continued, job growth has been moderate and some sectors of the economy, particularly manufacturing employment, continue to decline.



.. While the State currently has been successful in balancing its budget after previously coping with a significant budget shortfall, the State continues to face pressures in matching revenues to expenses and will continue to deal with budget problems until the growth rate in the North Carolina economy increases or changes are made to the tax system to match the changing economy, thereby increasing overall tax revenues. Because of these budget problems, both Moody's and S&P reviewed their ratings of North Carolina general obligations in 2002. While S&P retained its "AAA" rating for North Carolina's general obligations, Moody's reduced its rating of such obligations to "Aa1". A failure to adequately deal with these ongoing issues could further adversely effect the credit ratings of general obligations of the State.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

North Carolina Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

  1996   1997    1998   1999    2000    2001  2002    2003    2004    2005
 -----  -----   -----  ------  ------  -----  -----  ------   -----   -----
 2.71%  8.75%   5.81%  -5.02%  12.33%  4.34%  8.18%   4.95%   2.49%   2.14%



         Best calendar quarter return: 4.65% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.71% - quarter ended 3/31/96.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.71)% 3.38% 4.07%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.82)  3.31  3.94       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares (0.43)  3.43  4.03       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (0.59)  3.42   n/a    3.39%
-------------------------------------------------------------------------------------------
CLASS D                                                      0.40   3.63  3.78       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

North Carolina Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.25%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.49%       0.49%   0.49%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  1.24%       1.99%   1.99%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $595         $850         $1,124         $1,904
                    ---------------------------------------------------------------------
                    Class C         399          718          1,162          2,394
                    ---------------------------------------------------------------------
                    Class D         302          624          1,073          2,317
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $595         $850         $1,124         $1,904
                    ---------------------------------------------------------------------
                    Class C         300          718          1,162          2,394
                    ---------------------------------------------------------------------
                    Class D         202          624          1,073          2,317
                    ---------------------------------------------------------------------

Ohio Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Ohio Fund seeks to maximize income exempt from regular federal income taxes and from Ohio personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Ohio Fund uses the following investment strategies to pursue its investment objective:

The Ohio Fund invests at least 80% of its net assets in Ohio municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Ohio Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of Ohio issuers, its performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.


.. Ohio's economy relies in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially developed states, tends to be more cyclical than in other less industrial states and in the nation as a whole.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Ohio Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

  1996   1997  1998    1999    2000    2001   2002   2003   2004   2005
 -----  -----  -----  ------  ------  -----  -----  ------  -----  -----
 3.77%  8.39%  5.89%  -4.65%  13.41%  4.17%  8.07%  4.20%   3.38%  1.96%




         Best calendar quarter return: 5.38% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.12% - quarter ended 6/30/04.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.84)% 3.32% 4.26%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.88)  3.28  4.14       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares (0.51)  3.43  4.24       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (0.80)  3.20   n/a    3.37%
-------------------------------------------------------------------------------------------
CLASS D                                                      0.18   3.41  3.83       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Ohio Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)    none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.29%       0.29%   0.29%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.89%       1.79%   1.79%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $562         $745         $  945         $1,519
                    ---------------------------------------------------------------------
                    Class C         379          658          1,060          2,184
                    ---------------------------------------------------------------------
                    Class D         282          563            970          2,105
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $562         $745         $  945         $1,519
                    ---------------------------------------------------------------------
                    Class C         280          658          1,060          2,184
                    ---------------------------------------------------------------------
                    Class D         182          563            970          2,105
                    ---------------------------------------------------------------------

Oregon Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Oregon Fund seeks to maximize income exempt from regular federal income taxes and from Oregon personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Oregon Fund uses the following strategies to pursue its investment objective:

The Oregon Fund invests at least 80% of its net assets in Oregon municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Oregon Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of Oregon issuers, its performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.



.. Oregon's economy continues to be affected by its declining technology, manufacturing, forest products and agricultural industries.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Oregon Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

 1996   1997   1998    1999    2000    2001   2002   2003   2004   2005
 -----  -----  -----  ------  ------  -----  -----  ------  -----  -----
 3.81%  9.05%  6.09%  -3.95%  12.56%  4.38%  8.20%   4.37%  3.60%  3.00%



         Best calendar quarter return: 5.07% - quarter ended 12/31/00.



        Worst calendar quarter return: -1.78% - quarter ended 6/30/99.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (1.84)% 3.69% 4.52%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.87)  3.64  4.41       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.17   3.74  4.46       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (0.05)  3.52   n/a    3.59%
-------------------------------------------------------------------------------------------
CLASS D                                                      0.96   3.73  4.09       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Oregon Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.32%       0.32%   0.32%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.92%       1.82%   1.82%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $564         $754         $  960         $1,553
                    ---------------------------------------------------------------------
                    Class C         382          667          1,075          2,216
                    ---------------------------------------------------------------------
                    Class D         285          573            985          2,137
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $564         $754         $  960         $1,553
                    ---------------------------------------------------------------------
                    Class C         283          667          1,075          2,216
                    ---------------------------------------------------------------------
                    Class D         185          573            985          2,137
                    ---------------------------------------------------------------------

Pennsylvania Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Pennsylvania Fund seeks high income exempt from regular federal income tax and Pennsylvania income taxes consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Pennsylvania Fund uses the following investment strategies to pursue its investment objective:

The Pennsylvania Fund invests at least 80% of its net assets in Pennsylvania municipal securities rated investment-grade when purchased. The Fund will ordinarily hold securities with maturities in excess of one year.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Pennsylvania Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of Pennsylvania issuers, its performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.


.. Pennsylvania and various of its political subdivisions, including the Philadelphia School District and the cities of Philadelphia, Pittsburgh and Scranton, have, in the past, encountered financial difficulties due to slowdowns in the pace of economic activity and other factors.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Pennsylvania Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

 1996    1997   1998   1999    2000    2001   2002   2003    2004    2005
 -----  -----  -----  ------  ------  -----  -----  ------   -----   -----
 3.44%  8.70%  6.14%  -5.19%  12.98%  3.81%  9.31%   3.70%   2.47%   2.23%



         Best calendar quarter return: 5.28% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.61% - quarter ended 6/30/04.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.64)% 3.26% 4.14%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.75)  3.17  3.99       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares (0.45)  3.29  4.06       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (0.50)  3.26   n/a    3.32%
-------------------------------------------------------------------------------------------
CLASS D                                                      0.49   3.48  3.85       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges, or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Pennsylvania Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)    none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.25%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.73%       0.73%   0.73%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  1.48%       2.23%   2.23%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $618         $921         $1,245         $2,159
---------------------------------------------------------------------
Class C         423          790          1,283          2,639
---------------------------------------------------------------------
Class D         326          697          1,195          2,565
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $618         $921         $1,245         $2,159
---------------------------------------------------------------------
Class C         324          790          1,283          2,639
---------------------------------------------------------------------
Class D         226          697          1,195          2,565
---------------------------------------------------------------------

South Carolina Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The South Carolina Fund seeks to maximize income exempt from regular federal income taxes and from South Carolina personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The South Carolina Fund uses the following investment strategies to pursue its investment objective:
The South Carolina Fund invests at least 80% of its net assets in South Carolina municipal securities rated investment-grade when purchased.
The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the South Carolina Fund is subject to the following risks:

.. Although South Carolina has not defaulted on its bonded debt since 1879, the State did experience certain budgeting difficulties in recent years from 1991 to 1993 and from the year 2000 to 2004. These difficulties did not affect the State's ability to pay its indebtedness, but did result in S&P lowering its rating on South Carolina general obligation bonds in 1993. The rating was restored to AAA in 1996. In 2005, S&P again lowered its rating on South Carolina general obligation bonds to AA+, primarily citing the overall economic climate in South Carolina. Moody's and Fitch Ratings maintained their ratings on South Carolina general obligation bonds of Aaa and AAA, respectively.


.. South Carolina had year-end deficits of $87.4 million, $149 million and $177 million for fiscal years 2001, 2002 and 2003, respectively. The deficit for fiscal year 2002 exhausted the State's General Reserve Fund. Appropriations to the General Reserve Fund made in fiscal year 2003 were applied to the reduction of the deficit at the end of fiscal year 2003.


.. South Carolina experienced further revenue shortfalls in the first two quarters of fiscal year 2004. In August 2003, the Capital Reserve Fund for fiscal year 2004 was sequestered and a 1% across the board reduction of General Fund appropriations implemented. As of December 15, 2003, Moody's assigned a negative outlook to the State's general obligation debt credit rating. The negative outlook remains in place.


..  Due to more positive financial results for fiscal years 2004 and 2005, South
   Carolina has eliminated the cumulative $177 million deficit and has fully restored the required balance in the General Reserve Fund.


.. South Carolina is currently considering various methods to reduce local ad valorem property taxes, and several bills have been pre-filed with the South Carolina General Assembly proposing to accomplish this reduction. Among other possibilities, the South Carolina General Assembly may completely or partially replace local ad valorem property taxes with a portion of the state-wide sales tax, and may limit the amount by which the assessed value of taxable property may increase from year to year. No assurance can be given that such proposals will not become effective, or as to the form that they may take. In the event that any such proposal were to become effective, it could materially, adversely affect the ability of South Carolina and its political subdivisions to repay their general obligation indebtedness.


PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

South Carolina Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

  1996   1997   1998   1999    2000    2001   2002   2003    2004    2005
 -----  -----  -----  ------  ------  -----  -----  ------   -----   -----
 3.93%  8.72%  5.73%  -5.59%  14.65%  3.80%  7.69%   5.50%   4.27%   3.32%



         Best calendar quarter return: 5.68% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.38% - quarter ended 6/30/04.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (1.60)% 3.88% 4.58%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.60)  3.81  4.44       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.27   3.88  4.49       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      0.42   3.78   n/a    3.85%
-------------------------------------------------------------------------------------------
CLASS D                                                      1.40   3.99  4.16       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

South Carolina Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)    none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.31%       0.31%   0.31%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.91%       1.81%   1.81%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $563         $751         $  955         $1,541
---------------------------------------------------------------------
Class C         381          664          1,070          2,205
---------------------------------------------------------------------
Class D         284          569            980          2,127
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $563         $751         $  955         $1,541
---------------------------------------------------------------------
Class C         282          664          1,070          2,205
---------------------------------------------------------------------
Class D         184          569            980          2,127
---------------------------------------------------------------------

Management of the Funds

A Board of Directors or Board of Trustees (as applicable) provides broad supervision over the affairs of each Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of each Fund. Seligman manages the investment of each Fund's assets, including making purchases and sales of portfolio securities consistent with each Fund's investment objective and strategies, and administers each Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 24 US registered investment companies, which offer 58 investment portfolios with approximately $11.3 billion in assets as of December 31, 2005. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at December 31, 2005, of approximately $8.1 billion.



Each Fund pays Seligman a fee for its management services. For the fiscal year ended September 30, 2005, the fee for each Fund is equal to an annual rate of 0.50% of each Fund's average daily net assets. Seligman, at its discretion, has agreed to waive a portion of its fees so as to limit the per annum fee of the California High-Yield Fund and Florida Fund to 0.40% and 0.35%, respectively. Seligman may discontinue its fee waiver at any time.



A discussion regarding the basis for each Fund's Board of Directors' or Trustees', as applicable, approval of the investment management agreement between a Fund and Seligman is available in each Fund's Statement of Additional Information and will be made available annually in that Fund's semi-annual report, dated March 31.


PORTFOLIO MANAGEMENT

The Funds are managed by the Seligman Municipals Team, which is headed by Mr. Thomas G. Moles. Mr. Moles, a Director and Managing Director of Seligman, is Vice President and Co-Portfolio Manager of the Funds. He is also Executive Vice President and Co- Portfolio Manager of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc., two closed-end investment companies.

Ms. Eileen A. Comerford, a Senior Vice President and Investment Officer of Seligman, is Co-Portfolio Manager of the Funds. She is also Vice President and Co-Portfolio Manager of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.


Mr. Moles and Ms. Comerford each have decision making authority with respect to the investments of the Funds, although, as team leader of the Seligman Municipals Team, Mr. Moles typically makes the final decision with respect to investments made by the Funds.



Each Fund's Statement of Additional Information provides additional information about the compensation of each Co-Portfolio Manager, other accounts managed by each Co-Portfolio Manager, and each Co-Portfolio Manager's ownership of securities of the Funds.



AFFILIATES OF SELIGMAN:
Seligman Advisors, Inc.:
Each Fund's general distributor, responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:
A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. ("SDC"):
Each Fund's shareholder service agent provides shareholder account services to the Funds at cost.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS


In late 2003, Seligman conducted an extensive internal review in response to public announcements concerning mutual fund trading practices. The following discussion has been prepared to provide shareholders with important information.


For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."
Q1.HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?


A. The Manager conducted an internal review of employee trading in shares of the Seligman Funds in the fall of 2003 and continues to monitor employee trading in the Seligman Funds. The Manager has not found any improper trading activity by Seligman employees.


Q2.DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE
   SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3.HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?


A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest. A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is set forth in each Fund's Statement of Additional Information.


Q4.WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E., AFTER
   4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

   The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?


A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures. A general description of the Seligman Funds' policies is set forth in each Fund's prospectus.


Q6.HAS SELIGMAN CONDUCTED AN INTERNAL REVIEW RELATING TO MARKET TIMING?


A. The Manager completed its internal review in the fall of 2003. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before September 2003. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager in May 2004 paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.


Q7.DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING CONTROL PROCEDURES?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?


A. Like other members of the mutual fund industry, Seligman has considered, and continues to consider, numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9.IS SELIGMAN INVOLVED WITH ANY FEDERAL OR STATE INVESTIGATION RELATING TO
   MARKET TIMING OR LATE TRADING?




A. Since February 2004, Seligman has been in discussion with the New York staff of the SEC and the Office of the New York Attorney General ("Attorney General") in connection with their review of frequent trading in certain of the Seligman mutual funds. No late trading is involved. This review was apparently stimulated by Seligman's voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on Seligman that were unacceptable to Seligman, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman. Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Funds.



   Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman mutual funds to Seligman. Seligman has objected to the Attorney General's seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General's inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.



   At the end of September 2005, the Attorney General indicated that it intends to file an action at some point in the future alleging, in substance, that Seligman permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure used by the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.



   Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.



   Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.


Q10.DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.






Q11.HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
    OVERALL INTERNAL REVIEW?


A. One employee has left Seligman.

Shareholder Information

Deciding Which Class of Shares to Buy


Each of the Funds' Classes represent an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:


..  The amount you plan to invest.

.. How long you intend to remain invested in a Fund, or another Seligman mutual fund.


.. If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC (i.e., a deferred sales charge) and pay higher ongoing 12b-1 fees.


.. Whether you may be eligible for reduced or no sales charges when you buy or sell shares.


An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.


CLASS A
--------------------------------------------------------------------------------

..  Initial sales charge on Fund purchases, as set forth below:

                          SALES CHARGE AS A % OF SALES CHARGE AS A % OF REGULAR DEALER DISCOUNT
AMOUNT OF YOUR INVESTMENT  OFFERING PRICE/(1)/    NET AMOUNT INVESTED   AS A % OF OFFERING PRICE
------------------------------------------------------------------------------------------------
Less than $50,000                  4.75%                  4.99%                   4.25%
------------------------------------------------------------------------------------------------
$50,000 - $99,999                  4.00                   4.17                    3.50
------------------------------------------------------------------------------------------------
$100,000 - $249,999                3.50                   3.63                    3.00
------------------------------------------------------------------------------------------------
$250,000 - $499,999                2.50                   2.56                    2.25
------------------------------------------------------------------------------------------------
$500,000 - $999,999                2.00                   2.04                    1.75
------------------------------------------------------------------------------------------------
$1,000,000 and over/(2)/           0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------

-------------
(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.
(2)You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

..  Annual 12b-1 fee (for shareholder services) of up to 0.25%.

.. No initial sales charge on reinvested dividends or capital gain distributions.

INFORMATION REGARDING BREAKPOINT DISCOUNTS FOR CLASS A SHARES


Purchases of Class A shares by a "single person" may be eligible for the reduced initial sales charges ("Breakpoint Discounts") that are described above. For the purpose of the Breakpoint Discount thresholds, "single persons" includes individuals and immediate family members (i.e., husband, wife, and minor children), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a "single person", please consult the applicable Fund's Statement of Additional Information. "Single persons" may be eligible for Breakpoint Discounts under the following circumstances:

Discounts and Rights of Accumulation. Breakpoint Discounts contemplated above are available under a Seligman Group of Funds program referred to as "Rights of Accumulation." Under this program, reduced sales charges will apply if the sum of (i) the current amount being invested by a "single person" in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Seligman Cash Management Fund), (ii) the current net asset value of the Class A shares and Class B shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described for Class A shares above.



The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.


If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.


Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of a Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent.



CDSCs. Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the applicable Fund's Statement of Additional Information.



Additional Information. For more information regarding Breakpoint Discounts, please consult the applicable Fund's Statement of Additional Information. This information can also be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.




INFORMATION REGARDING SALES OF CLASS A SHARES AT NET ASSET VALUE


Class A shares of a Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of a Fund, the other investment companies in the Seligman Group, Seligman, SDC and Seligman's affiliates.

Class A shares may also be issued without an initial sales charge to the following entities as further described in the applicable Fund's Statement of Additional Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Funds' distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors, or pursuant to a "fund of funds" arrangement; certain "eligible employee benefit plans"; those partners and employees of outside counsel to the Funds or their directors or trustees who regularly provide advice and services to the Funds, to other funds managed by Seligman, or to their directors or trustees; and in connection with sales pursuant to specified 401(k) programs.


If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.


For more information about those who can purchase shares of the Funds without a sales charge and other relevant information, please consult the applicable Fund's Statement of Additional Information. In addition, this information can be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.


CLASS C
--------------------------------------------------------------------------------

..  Initial sales charge on Fund purchases, as set forth below:

                          SALES CHARGE AS A % OF SALES CHARGE AS A % OF REGULAR DEALER DISCOUNT
AMOUNT OF YOUR INVESTMENT  OFFERING PRICE/(1)/    NET AMOUNT INVESTED   AS A % OF OFFERING PRICE
------------------------------------------------------------------------------------------------
   Less than $100,000              1.00%                  1.01%                   1.00%
------------------------------------------------------------------------------------------------
   $100,000 - $249,999             0.50                   0.50                    0.50
------------------------------------------------------------------------------------------------
   $250,000 - $999,999             0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------

-------------
(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

..  A 1% CDSC on shares sold within eighteen months of purchase.

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

.. No initial sales charge on reinvested dividends or capital gain distributions.

.. No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.

When purchasing shares through certain financial intermediaries listed in the applicable Fund's Statement of Additional Information, investors may also buy Class C shares without an initial sales charge and with a 1% CDSC on shares sold within twelve months of purchase. Such intermediaries are known as Level Load Intermediaries.



In addition, in connection with the purchase of Class C shares by a "single person" (as defined above and in the applicable Fund's Statement of Additional Information), investors may be eligible for Breakpoint Discounts, as provided in the Class C sales charge schedule under the circumstances described above under the headings "Discounts and Rights of Accumulation" and "Letter of Intent". Amounts invested in Class A shares and Class C shares will not be aggregated for the purpose of determining eligibility for a Breakpoint Discount.


CLASS D*
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

..  A 1% CDSC on shares sold within one year of purchase.

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

..  No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
-------------

 *Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of a Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.


--------------------------------------------------------------------------------


Seligman (as well as the Funds' distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or otherwise provide services to the Funds. For more details regarding such payments, please consult the applicable Fund's Statement of Additional Information.



Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, that allows each Class of a Fund to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.


Because 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Board of Directors or Trustees, as applicable, believes that no conflict of interest currently exists between a Fund's Class A, Class C and Class D shares. On an ongoing basis, the Directors or Trustees, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

HOW CDSCS ARE CALCULATED

To minimize the amount of the CDSC you may pay when you sell your shares, each Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.


You will not pay a CDSC when you exchange shares of any Fund to buy shares of the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman mutual fund to buy the same class of shares of a Fund. For the purpose of calculating the CDSC, when you exchange shares of a Fund for the same class of another Seligman mutual fund, it will be assumed that you held the shares of the other Seligman mutual fund since the date you purchased the shares of that Fund. Similarly, when you exchange shares of another Seligman mutual fund for shares of a Fund, it will be assumed that you held the shares of that Fund since the date you originally purchased shares of the other Seligman mutual fund.



The CDSC on Class A, Class C and Class D shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans and 401(k) plans; in connection with shares sold to current and retired Directors/Trustees; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) Programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. For more information, please consult the applicable Fund's Statement of Additional Information or www.seligman.com.


Pricing of Fund Shares


When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Funds have authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Funds. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions "Important Policies That May Affect Your Account" and "Frequent Trading of Fund Shares." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.


  NAV: Computed separately for each Class of a Fund by dividing that Class's share of the value of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange ("NYSE"), the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.


The NAV of a Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

Securities owned by a Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Fund's Board of Directors/Board of Trustees. The value of a security held by a Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.


Opening Your Account

The Funds' shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy--Class D."


To make your initial investment in a Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check made payable to the applicable Fund or Funds directly to SDC at the address provided on the account application. Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment. If you do not choose a Class, your investment will automatically be made in Class A shares.


The required minimum initial investments are:

..  Regular (non-retirement) accounts: $1,000

..  For accounts opened concurrently with Invest-A-Check(R):
 . $100 to open if you will be making monthly investments
 . $250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.


You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in a Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC at:



Seligman Data Corp.


P.O. Box 9759


Providence, RI 02940-9759



Share certificates representing shares of a Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a shareholder, the shareholder will be required to deliver the share certificate to SDC, as shareholder service agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.


If you want to be able to buy, sell, or exchange shares by telephone, you should complete an application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How to Buy Additional Shares


After you have made your initial investment, there are many options available to make additional purchases of Fund shares.


Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.
P.O. Box 9766
Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:


Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House ("ACH") member bank. If your bank is not a member of ACH, the Funds will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check(R), you must buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed. For accounts opened with $1,000 or more, Invest-A-Check(R) investments may be made for any amount.


Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that Fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.




Dividends From Other Investments. You may have your dividends from other companies invested in the Funds. (Dividend checks must include your name, account number, Fund name and class of shares.)


Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS or any other institution that provides direct deposit. Call SDC for more information. The Fund may permit investments that are lower than the investment minimums described in this Prospectus for those employees whose employers permit investments in the Seligman Group of Funds via a direct deposit through a payroll deduction program.

How to Exchange Shares Among the Seligman Mutual Funds


You may sell Fund shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy these Fund shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same class of a Fund or another Seligman mutual fund. If you are exchanging shares subject to a CDSC, for purposes of determining CDSC holding periods, such shares will be exchanged pro rata based on the different times of purchase.



Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.


If you exchange into a new fund, you must exchange enough to meet the new fund's required minimum initial investment. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all classes of shares.


How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able to use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."


When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, within 2 business days after your shares are sold).


You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.


You may always send a written request to sell Fund shares; however, it may take longer to get your money. To protect you and the Funds, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to an address other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:


..  A signed, written redemption request;
..  Telephone confirmation; and
..  A medallion signature guarantee.


Telephone confirmations will not affect the date on which your redemption request is actually processed, but may delay the payment of proceeds.



  MEDALLION SIGNATURE GUARANTEE:


  Protects you and each Fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program or The Stock Exchanges Medallion Program are acceptable. These guarantees are the leading signature guarantee programs recognized by most major financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.



You may need to provide additional documents to sell Fund shares if you are:

..  a corporation;
..  an executor or administrator;
..  a trustee or custodian; or
..  in a retirement plan.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.


Contact an authorized dealer, your financial advisor or SDC's Shareholder Services Department for information on selling your Fund shares under any of the above circumstances.


You may also use the following account services to sell Fund shares:


Systematic Withdrawal Plan. If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, typically within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class C shares or Class D shares and reinvest your dividends and capital gain distributions, you may annually withdraw 10% of the value of your Fund account (at the time of election) without a CDSC.


Check Redemption Service. If you have at least $25,000 in a Fund, you may ask SDC to provide checks which may be drawn against your account. You can elect this service on your initial application or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, check redemptions may be subject to a CDSC. If you own Class C or Class D shares, you may use this service only with respect to shares that you have held for at least eighteen months or one year, respectively.


Important Policies That May Affect Your Account

To protect you and other shareholders, each Fund reserves the right to:

.. Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of a Fund's net assets;

..  Refuse any request to buy Fund shares;

..  Reject any request received by telephone;

..  Suspend or terminate telephone services;

..  Reject a medallion signature guarantee that SDC believes may be fraudulent;

.. Close your fund account if its value falls below $500, although the Funds generally will not close an account that falls below $500 as a result of a market decline. The Funds will notify you in writing at least 30 days before closing the account;


.. Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals); or


.. Request additional information to close your account to the extent required or permitted by applicable law or regulations, including those related to the prevention of money laundering.

Telephone Services
You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:


.. Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to the address of record or if you have current ACH bank information on file, you may have your redemption proceeds directly deposited to your bank account);


..  Exchange shares between funds;

..  Change dividend and/or capital gain distribution options;

..  Change your address;

..  Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

.. Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

..  Corporations may not sell Fund shares by phone;

..  IRAs may only exchange Fund shares or request address changes by phone;

.. Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. A Fund's NAV may fluctuate during this time.

The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Funds and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege

If you sell Fund shares, you may elect, within 120 calendar days, to use part or all of the proceeds to buy shares of a Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege may be exercised only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.


Frequent Trading of Fund Shares


As a matter of policy, each Fund discourages frequent trading of its shares. In this regard, the Board of Directors/Trustees of each of the Seligman Municipal Fund Series, Seligman Municipal Series Trust, the New Jersey Fund and the Pennsylvania Fund has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of a Fund's portfolio. If any Fund, Seligman Advisors (the Funds' distributor) or SDC (the Funds' shareholder service agent) (referred to collectively below as the "Seligman Parties") determine that you have exchanged more than twice from a Fund in any three-month period, you will not be permitted to engage in further exchange activity in such Fund for 90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of a Fund's shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above. In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of a Fund through a financial intermediary, your ability to purchase or exchange shares of a Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above. The Funds' policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.


Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman

Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, each Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide each Fund with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of each Fund may be held through omnibus accounts and their equivalents.


To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in a Fund, these practices may interfere with the efficient management of such Fund's portfolio, hinder such Fund's ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in a Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Fund's operating costs and decrease a Fund's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.


Dividends and Capital Gain Distributions


Each Fund generally declares dividends from its net investment income daily and pays dividends monthly. The Funds distribute any net capital gains realized on investments annually. It is expected that the Funds' distributions will be primarily income dividends. The Colorado Fund has a capital loss carryforward that is available for offset against future net capital gains, expiring in 2012. The National Fund and Georgia Fund have substantial capital loss carryforwards that are available for offset against future net capital gains, expiring in various amounts through 2013. Accordingly, no capital gains distributions are expected to be paid to shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carryforwards.


You may elect to:

(1)reinvest both dividends and capital gain distributions;

(2)receive dividends in cash and reinvest capital gain distributions; or

(3)receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise.


If you want to change your election, you may write to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.



Dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, typically within 2 business days from the payable date.



  DIVIDEND:
  A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

  CAPITAL GAIN DISTRIBUTION:
  A payment to mutual fund shareholders which represents profits realized on the sale of securities in a Fund's portfolio.

  EX-DIVIDEND DATE:
  The day on which any declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates its NAV.


Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Dividends on Class C shares and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions, if any, will be paid in the same amount for each Class.

Taxes

Each Fund intends to pay dividends that are primarily exempt from regular federal income taxes and (except for National Fund) regular personal income taxes in its respective state. A Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Accordingly, a portion of dividends paid by the Funds that are not otherwise exempt generally are taxable to you as ordinary income. Income exempt from federal tax may be subject to state and local tax.

Any capital gains distributed by a Fund may be taxable, whether you take them in cash or reinvest them to buy additional Fund shares. Capital gains may be taxed at different rates depending on the length of time a Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which an exempt interest dividend is paid and you held the shares for six months or less, any loss you realize will be disallowed to the extent of the exempt interest dividend. Further, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize, to the extent not disallowed pursuant to the immediate preceding sentence, will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. If you would like more specific information on the possible tax consequences of investing in a particular Fund, you should read that Fund's Statement of Additional Information. However, because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

Financial Highlights


The tables below are intended to help you understand the financial performance of each Fund's classes for the periods presented. Certain information reflects financial results for a single share of a class that was held throughout the periods shown. "Total Return" shows the rate that you would have earned (or lost) on an investment in each of the Fund's classes, assuming you reinvested all of your dividends and capital gain distributions. Total returns do not reflect any sales charges or taxes investors may incur on distributions or on the redemption of shares. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their Reports, along with the Funds' financial statements, are included in each Fund's Annual Report, which is available upon request.


NATIONAL FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.97  $  7.98  $  8.05  $  7.98  $  7.65
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.34     0.34     0.33     0.37     0.37
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.09)   (0.01)   (0.07)    0.06     0.33
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.25     0.33     0.26     0.43     0.70
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.34)   (0.34)   (0.33)   (0.36)   (0.37)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                 --       --       --       --       --
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.34)   (0.34)   (0.33)   (0.36)   (0.37)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.88  $  7.97  $  7.98  $  8.05  $  7.98
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                3.18%    4.16%    3.29%    5.62%    9.36%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $67,861  $73,970  $86,905  $89,243  $89,117
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.94%    0.91%    0.95%    0.89%    0.91%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.29%    4.22%    4.14%    4.64%    4.74%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     4.55%       --    7.04%    6.97%   20.58%
------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS C                                                      2005    2004    2003  2002OO     2001
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.97  $ 7.98  $ 8.05  $ 7.98  $  7.65
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.27    0.26    0.26    0.30     0.30
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.09)  (0.01)  (0.07)   0.06     0.33
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.18    0.25    0.19    0.36     0.63
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.27)  (0.26)  (0.26)  (0.29)   (0.30)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               --      --      --      --       --
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.27)  (0.26)  (0.26)  (0.29)   (0.30)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.88  $ 7.97  $ 7.98  $ 8.05  $  7.98
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                               2.25%   3.23%   2.36%   4.67%    8.38%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $2,998  $3,503  $5,446  $5,903  $ 3,029
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.84%   1.81%   1.85%   1.79%    1.81%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.39%   3.32%   3.24%   3.74%    3.84%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    4.55%      --   7.04%   6.97%   20.58%
--------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS D                                                      2005    2004    2003  2002OO     2001
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.97  $ 7.98  $ 8.05  $ 7.98  $  7.65
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.27    0.26    0.26    0.30     0.30
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.09)  (0.01)  (0.07)   0.06     0.33
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.18    0.25    0.19    0.36     0.63
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.27)  (0.26)  (0.26)  (0.29)   (0.30)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               --      --      --      --       --
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.27)  (0.26)  (0.26)  (0.29)   (0.30)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.88  $ 7.97  $ 7.98  $ 8.05  $  7.98
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                               2.25%   3.23%   2.36%   4.67%    8.38%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $1,600  $1,799  $2,942  $4,059  $ 3,547
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.84%   1.81%   1.85%   1.79%    1.81%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.39%   3.32%   3.24%   3.74%    3.84%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    4.55%      --   7.04%   6.97%   20.58%
--------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

CALIFORNIA HIGH-YIELD FUND


                                                                   YEAR ENDED SEPTEMBER 30,
                                                          -------------------------------------------
CLASS A                                                      2005     2004     2003   2002OO     2001
-----------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  6.65 $  6.59  $  6.74  $  6.63  $  6.33
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.26    0.28     0.28     0.29     0.30
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     0.04    0.06    (0.12)    0.13     0.30
-----------------------------------------------------------------------------------------------------
Total from investment operations                             0.30    0.34     0.16     0.42     0.60
-----------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.26)   (0.27)   (0.28)   (0.29)   (0.30)
-----------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.07)   (0.01)   (0.03)   (0.02)      --
-----------------------------------------------------------------------------------------------------
Total distributions                                        (0.33)   (0.28)   (0.31)   (0.31)   (0.30)
-----------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  6.62 $  6.65  $  6.59  $  6.74  $  6.63
-----------------------------------------------------------------------------------------------------
TOTAL RETURN                                                4.63%   5.30%    2.48%    6.50%    9.74%
-----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $31,432 $34,315  $38,798  $51,011  $50,239
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.92%   0.90%    0.88%    0.84%    0.70%
-----------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.97%   4.20%    4.24%    4.41%    4.69%
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     1.47%      --    4.43%   11.72%    2.95%
-----------------------------------------------------------------------------------------------------
Without management fee waiver:**
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.02%   1.00%    0.98%    0.94%    0.95%
-----------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.87%   4.10%    4.14%    4.31%    4.44%
-----------------------------------------------------------------------------------------------------

                                                                   YEAR ENDED SEPTEMBER 30,
                                                          -------------------------------------------
CLASS C                                                      2005     2004     2003   2002OO     2001
-----------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  6.66 $  6.60  $  6.75  $  6.64  $  6.34
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.20    0.22     0.22     0.23     0.25
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     0.04    0.06    (0.12)    0.13     0.30
-----------------------------------------------------------------------------------------------------
Total from investment operations                             0.24    0.28     0.10     0.36     0.55
-----------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.20)   (0.21)   (0.22)   (0.23)   (0.25)
-----------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.07)   (0.01)   (0.03)   (0.02)      --
-----------------------------------------------------------------------------------------------------
Total distributions                                        (0.27)   (0.22)   (0.25)   (0.25)   (0.25)
-----------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  6.63 $  6.66  $  6.60  $  6.75  $  6.64
-----------------------------------------------------------------------------------------------------
TOTAL RETURN                                                3.69%   4.35%    1.56%    5.57%    8.74%
-----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $ 2,475 $ 2,964  $ 3,482  $ 3,457  $ 3,293
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.82%   1.80%    1.78%    1.74%    1.60%
-----------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.07%   3.30%    3.34%    3.51%    3.79%
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     1.47%      --    4.43%   11.72%    2.95%
-----------------------------------------------------------------------------------------------------
Without management fee waiver:**
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.92%   1.90%    1.88%    1.84%    1.85%
-----------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        2.97%   3.20%    3.24%    3.41%    3.54%
-----------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS D                                                      2005      2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 6.66  $   6.60  $  6.75  $  6.64  $  6.34
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.20      0.22     0.22     0.23     0.25
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    0.04      0.06    (0.12)    0.13     0.30
------------------------------------------------------------------------------------------------------
Total from investment operations                            0.24      0.28     0.10     0.36     0.55
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.20)    (0.21)   (0.22)   (0.23)   (0.25)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.07)    (0.01)   (0.03)   (0.02)      --
------------------------------------------------------------------------------------------------------
Total distributions                                        (0.27)    (0.22)   (0.25)   (0.25)   (0.25)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 6.63  $   6.66  $  6.60  $  6.75  $  6.64
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               3.69%     4.35%    1.56%    5.57%    8.74%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $2,988  $  2,519  $ 4,832  $ 5,419  $ 5,938
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.82%     1.80%    1.78%    1.74%    1.60%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.07%     3.30%    3.34%    3.51%    3.79%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    1.47%        --    4.43%   11.72%    2.95%
------------------------------------------------------------------------------------------------------
Without management fee waiver:**
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.92%     1.90%    1.88%    1.84%    1.85%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       2.97%     3.20%    3.24%    3.41%    3.54%
------------------------------------------------------------------------------------------------------


CALIFORNIA QUALITY FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  6.89  $  6.88  $  7.04  $  6.90  $  6.53
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.28     0.28     0.27     0.29     0.30
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.02)      --    (0.16)    0.20     0.39
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.26     0.28     0.11     0.49     0.69
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.27)   (0.27)   (0.27)   (0.29)   (0.30)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.09)      --       --    (0.06)   (0.02)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.36)   (0.27)   (0.27)   (0.35)   (0.32)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  6.79  $  6.89  $  6.88  $  7.04  $  6.90
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                3.90%    4.23%    1.63%    7.29%   10.72%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $47,186  $51,395  $61,566  $74,713  $74,585
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.94%    0.93%    0.93%    0.87%    0.87%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.04%    4.06%    3.96%    4.23%    4.42%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --    0.86%    1.43%    6.40%   19.83%
------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS C                                                      2005    2004    2003  2002OO     2001
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 6.87  $ 6.85  $ 7.01  $ 6.88  $  6.51
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.21    0.22    0.21    0.23     0.24
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.02)   0.01   (0.16)   0.18     0.39
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.19    0.23    0.05    0.41     0.63
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.21)  (0.21)  (0.21)  (0.22)   (0.24)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.09)     --      --   (0.06)   (0.02)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.30)  (0.21)  (0.21)  (0.28)   (0.26)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 6.76  $ 6.87  $ 6.85  $ 7.01  $  6.88
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                               2.84%   3.46%   0.72%   6.20%    9.81%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $3,259  $4,783  $5,772  $5,067  $ 1,952
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.84%   1.83%   1.83%   1.77%    1.77%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.13%   3.16%   3.06%   3.33%    3.52%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       --   0.86%   1.43%   6.40%   19.83%
--------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS D                                                      2005    2004    2003  2002OO     2001
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 6.87  $ 6.85  $ 7.01  $ 6.88  $  6.51
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.21    0.22    0.21    0.23     0.24
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.02)   0.01   (0.16)   0.18     0.39
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.19    0.23    0.05    0.41     0.63
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.21)  (0.21)  (0.21)  (0.22)   (0.24)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.09)     --      --   (0.06)   (0.02)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.30)  (0.21)  (0.21)  (0.28)   (0.26)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 6.76  $ 6.87  $ 6.85  $ 7.01  $  6.88
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                               2.84%   3.46%   0.72%   6.20%    9.81%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $1,022  $1,306  $1,512  $1,956  $ 3,344
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.84%   1.83%   1.83%   1.77%    1.77%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.13%   3.16%   3.06%   3.33%    3.52%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       --   0.86%   1.43%   6.40%   19.83%
--------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

COLORADO FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.66  $  7.63  $  7.69  $  7.47  $  7.02
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.31     0.31     0.31     0.32     0.34
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.01)    0.03    (0.06)    0.23     0.45
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.30     0.34     0.25     0.55     0.79
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.31)   (0.31)   (0.30)   (0.32)   (0.34)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                --       --    (0.01)   (0.01)      --
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.31)   (0.31)   (0.31)   (0.33)   (0.34)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.65  $  7.66  $  7.63  $  7.69  $  7.47
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                3.93%    4.49%    3.38%    7.60%   11.44%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $35,058  $36,025  $38,560  $39,155  $37,429
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.96%    0.94%    0.99%    0.96%    0.94%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.05%    4.05%    4.05%    4.31%    4.63%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --    5.04%    4.10%    9.45%   11.31%
------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS C                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.65  $  7.62  $  7.68  $  7.46  $  7.02
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.24     0.24     0.24     0.25     0.28
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.01)    0.03    (0.05)    0.23     0.44
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.23     0.27     0.19     0.48     0.72
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.24)   (0.24)   (0.24)   (0.25)   (0.28)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                --       --    (0.01)   (0.01)      --
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.24)   (0.24)   (0.25)   (0.26)   (0.28)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.64  $  7.65  $  7.62  $  7.68  $  7.46
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                3.00%    3.56%    2.46%    6.59%   10.39%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $   105  $   121  $   205  $   169  $    96
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.86%    1.84%    1.89%    1.86%    1.84%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.15%    3.15%    3.15%    3.41%    3.73%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --    5.04%    4.10%    9.45%   11.31%
------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS D                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.65  $  7.62  $  7.68  $  7.46  $  7.02
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.24     0.24     0.24     0.25     0.28
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.01)    0.03    (0.05)    0.23     0.44
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.23     0.27     0.19     0.48     0.72
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.24)   (0.24)   (0.24)   (0.25)   (0.28)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                --       --    (0.01)   (0.01)      --
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.24)   (0.24)   (0.25)   (0.26)   (0.28)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.64  $  7.65  $  7.62  $  7.68  $  7.46
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                3.00%    3.56%    2.46%    6.59%   10.39%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $   153  $   138  $   276  $   461  $   609
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.86%    1.84%    1.89%    1.86%    1.84%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.15%    3.15%    3.15%    3.41%    3.73%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --    5.04%    4.10%    9.45%   11.31%
------------------------------------------------------------------------------------------------------

FLORIDA FUND
                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.00  $  8.08  $  8.08  $  7.88  $  7.48
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.33     0.32     0.32     0.34     0.36
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.08)   (0.06)    0.01     0.20     0.43
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.25     0.26     0.33     0.54     0.79
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.32)   (0.32)   (0.32)   (0.34)   (0.36)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.02)   (0.01)      --    (0.03)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.33)   (0.34)   (0.33)   (0.34)   (0.39)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.92  $  8.00  $  8.08  $  8.08  $  7.88
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                3.17%    3.26%    4.16%    7.08%   10.78%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $29,298  $32,470  $34,131  $37,513  $36,695
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.98%    0.99%    1.00%    0.94%    0.70%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.11%    4.05%    3.98%    4.37%    4.70%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --       --   12.51%   10.19%    9.57%
------------------------------------------------------------------------------------------------------
Without management fee waiver:**
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.13%    1.14%    1.15%    1.09%    1.08%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.96%    3.90%    3.83%    4.22%    4.32%
------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------
CLASS C                                                      2005    2004     2003   2002OO    2001
---------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.02  $ 8.09  $  8.10  $  7.90  $ 7.50
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.27    0.26     0.26     0.29    0.31
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.09)  (0.05)      --     0.19    0.43
---------------------------------------------------------------------------------------------------
Total from investment operations                            0.18    0.21     0.26     0.48    0.74
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.26)  (0.26)   (0.26)   (0.28)  (0.31)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.01)  (0.02)   (0.01)      --   (0.03)
---------------------------------------------------------------------------------------------------
Total distributions                                        (0.27)  (0.28)   (0.27)   (0.28)  (0.34)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.93  $ 8.02  $  8.09  $  8.10  $ 7.90
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                               2.27%   2.61%    3.24%    6.26%   9.97%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $3,907  $4,683  $ 4,686  $ 3,839  $2,274
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.73%   1.74%    1.75%    1.69%   1.45%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.36%   3.30%    3.23%    3.62%   3.95%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       --      --   12.51%   10.19%   9.57%
---------------------------------------------------------------------------------------------------
Without management fee waiver:**
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.88%   1.89%    1.90%    1.84%   1.83%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.21%   3.15%    3.08%    3.47%   3.57%
---------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------
CLASS D                                                      2005    2004     2003   2002OO    2001
---------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.02  $ 8.10  $  8.10  $  7.90  $ 7.50
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.27    0.26     0.26     0.29    0.31
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.09)  (0.06)    0.01     0.19    0.43
---------------------------------------------------------------------------------------------------
Total from investment operations                            0.18    0.20     0.27     0.48    0.74
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.26)  (0.26)   (0.26)   (0.28)  (0.31)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.01)  (0.02)   (0.01)      --   (0.03)
---------------------------------------------------------------------------------------------------
Total distributions                                        (0.27)  (0.28)   (0.27)   (0.28)  (0.34)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.93  $ 8.02  $  8.10  $  8.10  $ 7.90
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                               2.27%   2.48%    3.37%    6.26%   9.97%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $1,176  $1,351  $ 1,567  $ 1,904  $1,811
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.73%   1.74%    1.75%    1.69%   1.45%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.36%   3.30%    3.23%    3.62%   3.95%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       --      --   12.51%   10.19%   9.57%
---------------------------------------------------------------------------------------------------
Without management fee waiver:**
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.88%   1.89%    1.90%    1.84%   1.83%
---------------------------------------------------------------------------------------------------
Ratio of net income to average net assets                  3.21%   3.15%    3.08%    3.47%   3.57%
---------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

GEORGIA FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.84  $  8.01  $  8.10  $  7.89  $  7.64
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.31     0.32     0.33     0.35     0.36
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.06)   (0.16)   (0.06)    0.22     0.29
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.25     0.16     0.27     0.57     0.65
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.31)   (0.32)   (0.33)   (0.35)   (0.36)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                --    (0.01)   (0.03)   (0.01)   (0.04)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.31)   (0.33)   (0.36)   (0.36)   (0.40)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.78  $  7.84  $  8.01  $  8.10  $  7.89
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                3.19%    2.09%    3.48%    7.47%    8.68%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $30,456  $32,928  $35,086  $38,306  $38,355
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.98%    0.94%    0.97%    0.89%    0.95%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.93%    4.11%    4.16%    4.44%    4.56%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     8.59%   20.43%       --   13.66%       --
------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS C                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.86  $  8.02  $  8.12  $  7.91  $  7.66
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.24     0.25     0.26     0.28     0.29
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.06)   (0.15)   (0.07)    0.22     0.29
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.18     0.10     0.19     0.50     0.58
------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------
  Dividends from net investment income                      (0.24)   (0.25)   (0.26)   (0.28)   (0.29)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                --    (0.01)   (0.03)   (0.01)   (0.04)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.24)   (0.26)   (0.29)   (0.29)   (0.33)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.80  $  7.86  $  8.02  $  8.12  $  7.91
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                2.26%    1.30%    2.42%    6.49%    7.71%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $   586  $   639  $   620  $   600  $   383
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.88%    1.84%    1.87%    1.79%    1.85%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.03%    3.21%    3.26%    3.54%    3.66%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     8.59%   20.43%       --   13.66%       --
------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                   YEAR ENDED SEPTEMBER 30,
                                                          ------------------------------------------
CLASS D                                                      2005     2004    2003    2002OO    2001
----------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.86  $  8.03  $ 8.12  $   7.91  $ 7.66
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.24     0.25    0.26      0.28    0.29
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.06)   (0.16)  (0.06)     0.22    0.29
----------------------------------------------------------------------------------------------------
Total from investment operations                            0.18     0.09    0.20      0.50    0.58
----------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.24)   (0.25)  (0.26)    (0.28)  (0.29)
----------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               --    (0.01)  (0.03)    (0.01)  (0.04)
----------------------------------------------------------------------------------------------------
Total distributions                                        (0.24)   (0.26)  (0.29)    (0.29)  (0.33)
----------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.80  $  7.86  $ 8.03  $   8.12  $ 7.91
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                               2.26%    1.17%   2.55%     6.49%   7.71%
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $1,107  $ 1,479  $1,658  $  2,010  $1,991
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.88%    1.84%   1.87%     1.79%   1.85%
----------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.03%    3.21%   3.26%     3.54%   3.66%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    8.59%   20.43%      --    13.66%      --
----------------------------------------------------------------------------------------------------


LOUISIANA FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.22  $  8.27  $  8.41  $  8.15  $  7.80
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.34     0.34     0.36     0.37     0.38
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.13)   (0.03)   (0.12)    0.26     0.37
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.21     0.31     0.24     0.63     0.75
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.34)   (0.34)   (0.35)   (0.37)   (0.38)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.03)   (0.02)   (0.03)      --    (0.02)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.37)   (0.36)   (0.38)   (0.37)   (0.40)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.06  $  8.22  $  8.27  $  8.41  $  8.15
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                2.53%    3.77%    3.03%    7.94%    9.77%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $38,036  $41,960  $46,181  $49,356  $49,267
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.95%    0.91%    0.94%    0.87%    0.89%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.16%    4.14%    4.33%    4.56%    4.71%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     2.54%    2.51%       --   11.19%    4.99%
------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS C                                                      2005    2004    2003   2002OO    2001
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.22  $ 8.27  $ 8.41  $  8.15  $ 7.80
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.27    0.27    0.28     0.30    0.30
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.14)  (0.04)  (0.11)    0.25    0.37
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.13    0.23    0.17     0.55    0.67
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.26)  (0.26)  (0.28)   (0.29)  (0.30)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.03)  (0.02)  (0.03)      --   (0.02)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.29)  (0.28)  (0.31)   (0.29)  (0.32)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 8.06  $ 8.22  $ 8.27  $  8.41  $ 8.15
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                               1.62%   2.84%   2.11%    6.98%   8.78%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  759  $  698  $  687  $   769  $  873
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.85%   1.81%   1.84%    1.77%   1.79%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.27%   3.24%   3.43%    3.66%   3.81%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    2.54%   2.51%      --   11.19%   4.99%
--------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS D                                                      2005    2004    2003   2002OO    2001
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.22  $ 8.27  $ 8.41  $  8.15  $ 7.80
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.27    0.27    0.28     0.30    0.30
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.14)  (0.04)  (0.11)    0.25    0.37
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.13    0.23    0.17     0.55    0.67
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.26)  (0.26)  (0.28)   (0.29)  (0.30)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.03)  (0.02)  (0.03)      --   (0.02)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.29)  (0.28)  (0.31)   (0.29)  (0.32)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 8.06  $ 8.22  $ 8.27  $  8.41  $ 8.15
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                               1.61%   2.84%   2.11%    6.98%   8.78%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  580  $  464  $  843  $ 1,123  $  970
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.85%   1.81%   1.84%    1.77%   1.79%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.27%   3.24%   3.43%    3.66%   3.81%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    2.54%   2.51%      --   11.19%   4.99%
--------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

MARYLAND FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.03  $  8.05  $  8.27  $  8.08  $  7.79
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.31     0.31     0.32     0.36     0.39
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.02)      --    (0.14)    0.22     0.29
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.29     0.31     0.18     0.58     0.68
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.31)   (0.31)   (0.31)   (0.36)   (0.39)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.04)   (0.02)   (0.09)   (0.03)      --
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.35)   (0.33)   (0.40)   (0.39)   (0.39)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.97  $  8.03  $  8.05  $  8.27  $  8.08
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                3.72%    3.94%    2.29%    7.33%    8.83%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $39,148  $41,082  $45,239  $47,787  $46,234
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.96%    0.93%    0.96%    0.90%    0.91%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.87%    3.89%    3.92%    4.47%    4.82%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     9.77%    5.66%   10.98%   19.30%       --
------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS C                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.05  $  8.06  $  8.29  $  8.09  $  7.80
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.24     0.24     0.24     0.29     0.32
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.03)    0.01    (0.14)    0.23     0.29
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.21     0.25     0.10     0.52     0.61
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.24)   (0.24)   (0.24)   (0.29)   (0.32)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.04)   (0.02)   (0.09)   (0.03)      --
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.28)   (0.26)   (0.33)   (0.32)   (0.32)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.98  $  8.05  $  8.06  $  8.29  $  8.09
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                2.66%    3.13%    1.25%    6.49%    7.86%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $   421  $   419  $   444  $   480  $   417
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.86%    1.83%    1.86%    1.80%    1.81%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        2.97%    2.99%    3.02%    3.57%    3.92%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     9.77%    5.66%   10.98%   19.30%       --
------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------------------
CLASS D                                                        2005     2004     2003   2002OO     2001
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $   8.05  $  8.06  $  8.29  $  8.09  $  7.80
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.24     0.23     0.24     0.29     0.32
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     (0.03)    0.02    (0.14)    0.23     0.29
-------------------------------------------------------------------------------------------------------
Total from investment operations                              0.21     0.25     0.10     0.52     0.61
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.24)   (0.24)   (0.24)   (0.29)   (0.32)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains              (0.04)   (0.02)   (0.09)   (0.03)      --
-------------------------------------------------------------------------------------------------------
Total distributions                                          (0.28)   (0.26)   (0.33)   (0.32)   (0.32)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $   7.98  $  8.05  $  8.06  $  8.29  $  8.09
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 2.66%    3.13%    1.25%    6.49%    7.86%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  1,932  $ 2,016  $ 2,291  $ 2,352  $ 2,216
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      1.86%    1.83%    1.86%    1.80%    1.81%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         2.97%    2.99%    3.02%    3.57%    3.92%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      9.77%    5.66%   10.98%   19.30%       --
-------------------------------------------------------------------------------------------------------


MASSACHUSETTS FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------------------
CLASS A                                                       2005      2004     2003   2002OO     2001
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.27  $  8.34   $  8.38  $  8.01  $  7.48
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.34     0.33      0.33     0.35     0.35
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.11)   (0.07)    (0.05)    0.37     0.53
-------------------------------------------------------------------------------------------------------
Total from investment operations                             0.23     0.26      0.28     0.72     0.88
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.33)   (0.33)    (0.32)   (0.35)   (0.35)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.02)    ++          --       --       --
-------------------------------------------------------------------------------------------------------
Total distributions                                         (0.35)   (0.33)    (0.32)   (0.35)   (0.35)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.15  $  8.27   $  8.34  $  8.38  $  8.01
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                2.90%    3.18%     3.48%    9.28%   12.01%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $69,598  $76,118   $83,379  $87,225  $85,336
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.91%    0.89%     0.92%    0.86%    0.89%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.09%    3.98%     3.96%    4.42%    4.52%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     4.55%    1.97%     2.42%    5.74%    5.09%
-------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------
CLASS C                                                      2005     2004    2003  2002OO     2001
---------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.27  $ 8.34   $ 8.37  $ 8.01  $  7.48
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.26    0.26     0.25    0.28     0.28
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.10)  (0.08)   (0.03)   0.36     0.53
---------------------------------------------------------------------------------------------------
Total from investment operations                            0.16    0.18     0.22    0.64     0.81
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.26)  (0.25)   (0.25)  (0.28)   (0.28)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.02)    ++        --      --       --
---------------------------------------------------------------------------------------------------
Total distributions                                        (0.28)  (0.25)   (0.25)  (0.28)   (0.28)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 8.15  $ 8.27   $ 8.34  $ 8.37  $  8.01
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                               1.98%   2.25%    2.68%   8.17%   11.00%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $2,527  $3,052   $3,284  $1,513  $ 1,009
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.81%   1.79%    1.82%   1.76%    1.79%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.19%   3.08%    3.06%   3.52%    3.62%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    4.55%   1.97%    2.42%   5.74%    5.09%
---------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------
CLASS D                                                      2005     2004    2003  2002OO     2001
---------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.27  $ 8.34   $ 8.37  $ 8.01  $  7.48
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.26    0.26     0.25    0.28     0.28
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.10)  (0.08)   (0.03)   0.36     0.53
---------------------------------------------------------------------------------------------------
Total from investment operations                            0.16    0.18     0.22    0.64     0.81
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.26)  (0.25)   (0.25)  (0.28)   (0.28)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.02)    ++        --      --       --
---------------------------------------------------------------------------------------------------
Total distributions                                        (0.28)  (0.25)   (0.25)  (0.28)   (0.28)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 8.15  $ 8.27   $ 8.34  $ 8.37  $  8.01
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                               1.98%   2.25%    2.68%   8.17%   11.00%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  607  $  785   $1,293  $1,725  $ 1,721
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.81%   1.79%    1.82%   1.76%    1.79%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.19%   3.08%    3.06%   3.52%    3.62%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    4.55%   1.97%    2.42%   5.74%    5.09%
---------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

MICHIGAN FUND


                                                                      YEAR ENDED SEPTEMBER 30,
                                                          -------------------------------------------------
CLASS A                                                        2005      2004      2003    2002OO      2001
-----------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $   8.57  $   8.64  $   8.64  $   8.47  $   8.11
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.35      0.35      0.32      0.38      0.40
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     (0.14)    (0.06)     0.04      0.21      0.39
-----------------------------------------------------------------------------------------------------------
Total from investment operations                              0.21      0.29      0.36      0.59      0.79
-----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.34)    (0.34)    (0.32)    (0.38)    (0.40)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                ***     (0.02)    (0.04)    (0.04)    (0.03)
-----------------------------------------------------------------------------------------------------------
Total distributions                                          (0.34)    (0.36)    (0.36)    (0.42)    (0.43)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $   8.44  $   8.57  $   8.64  $   8.64  $   8.47
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 2.56%     3.51%     4.24%     7.23%     9.98%
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $100,016  $108,791  $116,487  $123,283  $122,978
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      0.90%     0.87%     0.91%     0.86%     0.70%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         4.11%     4.08%     3.79%     4.51%     4.85%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      8.64%        --     6.10%     1.66%    11.63%
-----------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                              0.85%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                                 4.70%
-----------------------------------------------------------------------------------------------------------

                                                                      YEAR ENDED SEPTEMBER 30,
                                                          -------------------------------------------------
CLASS C                                                        2005      2004      2003    2002OO      2001
-----------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $   8.56  $   8.63  $   8.63  $   8.46  $   8.10
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.27      0.27      0.25      0.30      0.33
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     (0.13)    (0.05)     0.03      0.21      0.39
-----------------------------------------------------------------------------------------------------------
Total from investment operations                              0.14      0.22      0.28      0.51      0.72
-----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.27)    (0.27)    (0.24)    (0.30)    (0.33)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                ***     (0.02)    (0.04)    (0.04)    (0.03)
-----------------------------------------------------------------------------------------------------------
Total distributions                                          (0.27)    (0.29)    (0.28)    (0.34)    (0.36)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $   8.43  $   8.56  $   8.63  $   8.63  $   8.46
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 1.64%     2.59%     3.32%     6.28%     8.99%
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $    918  $    851  $    728  $  1,169  $    899
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      1.80%     1.77%     1.81%     1.76%     1.60%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         3.21%     3.18%     2.89%     3.61%     3.95%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      8.64%        --     6.10%     1.66%    11.63%
-----------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                              1.75%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                                 3.80%
-----------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------------------
CLASS D                                                       2005     2004     2003   2002OO      2001
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.56  $  8.63  $  8.63  $  8.46  $   8.10
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.27     0.27     0.25     0.30      0.33
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.13)   (0.05)    0.03     0.21      0.39
-------------------------------------------------------------------------------------------------------
Total from investment operations                             0.14     0.22     0.28     0.51      0.72
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.27)   (0.27)   (0.24)   (0.30)    (0.33)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               ***    (0.02)   (0.04)   (0.04)    (0.03)
-------------------------------------------------------------------------------------------------------
Total distributions                                         (0.27)   (0.29)   (0.28)   (0.34)    (0.36)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.43  $  8.56  $  8.63  $  8.63  $   8.46
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                1.64%    2.59%    3.32%    6.28%     8.99%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $ 2,101  $ 2,583  $ 2,093  $ 1,977  $  2,015
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.80%    1.77%    1.81%    1.76%     1.60%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.21%    3.18%    2.89%    3.61%     3.95%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     8.64%       --    6.10%    1.66%    11.63%
-------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                          1.75%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                             3.80%
-------------------------------------------------------------------------------------------------------

MINNESOTA FUND
                                                                    YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------------------
CLASS A                                                       2005     2004     2003   2002OO      2001
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.83  $  7.87  $  7.92  $  7.72  $   7.34
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.31     0.31     0.29     0.35      0.34
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.09)   (0.05)   (0.06)    0.19      0.38
-------------------------------------------------------------------------------------------------------
Total from investment operations                             0.22     0.26     0.23     0.54      0.72
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.30)   (0.30)   (0.28)   (0.34)    (0.34)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                --       --       --       --        --
-------------------------------------------------------------------------------------------------------
Total distributions                                         (0.30)   (0.30)   (0.28)   (0.34)    (0.34)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.75  $  7.83  $  7.87  $  7.92  $   7.72
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                2.90%    3.41%    3.02%    7.20%    10.02%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $84,659  $91,022  $96,175  $99,368   $98,452
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.92%    0.88%    0.93%    0.85%     0.89%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.96%    3.95%    3.69%    4.49%     4.52%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     8.09%    1.85%    9.37%    8.09%     1.02%
-------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                 YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------------
CLASS C                                                      2005    2004    2003  2002OO    2001
-------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.83  $ 7.87  $ 7.93  $ 7.72  $ 7.34
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.24    0.24    0.22    0.28    0.28
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.09)  (0.05)  (0.07)   0.20    0.38
-------------------------------------------------------------------------------------------------
Total from investment operations                            0.15    0.19    0.15    0.48    0.66
-------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.23)  (0.23)  (0.21)  (0.27)  (0.28)
-------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               --      --      --      --      --
-------------------------------------------------------------------------------------------------
Total distributions                                        (0.23)  (0.23)  (0.21)  (0.27)  (0.28)
-------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.75  $ 7.83  $ 7.87  $ 7.93  $ 7.72
-------------------------------------------------------------------------------------------------
TOTAL RETURN                                               1.95%   2.49%   1.97%   6.38%   9.04%
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  287  $  390  $  555  $  432  $  275
-------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.82%   1.78%   1.83%   1.75%   1.79%
-------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.06%   3.05%   2.79%   3.59%   3.62%
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    8.09%   1.85%   9.37%   8.09%   1.02%
-------------------------------------------------------------------------------------------------

                                                                 YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------------
CLASS D                                                      2005    2004    2003  2002OO    2001
-------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.83  $ 7.87  $ 7.93  $ 7.72  $ 7.34
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.24    0.24    0.22    0.28    0.28
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.09)  (0.05)  (0.07)   0.20    0.38
-------------------------------------------------------------------------------------------------
Total from investment operations                            0.15    0.19    0.15    0.48    0.66
-------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.23)  (0.23)  (0.21)  (0.27)  (0.28)
-------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               --      --      --      --      --
-------------------------------------------------------------------------------------------------
Total distributions                                        (0.23)  (0.23)  (0.21)  (0.27)  (0.28)
-------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.75  $ 7.83  $ 7.87  $ 7.93  $ 7.72
-------------------------------------------------------------------------------------------------
TOTAL RETURN                                               1.95%   2.49%   1.97%   6.38%   9.04%
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  762  $1,315  $1,370  $1,779  $1,575
-------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.82%   1.78%   1.83%   1.75%   1.79%
-------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.06%   3.05%   2.79%   3.59%   3.62%
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    8.09%   1.85%   9.37%   8.09%   1.02%
-------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

MISSOURI FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.89  $  7.94  $  8.02  $  7.81  $  7.37
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.31     0.30     0.30     0.34     0.34
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.04)   (0.04)   (0.06)    0.26     0.47
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.27     0.26     0.24     0.60     0.81
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.31)   (0.30)   (0.30)   (0.34)   (0.34)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.01)   (0.02)   (0.05)   (0.03)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.32)   (0.31)   (0.32)   (0.39)   (0.37)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.84  $  7.89  $  7.94  $  8.02  $  7.81
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                3.39%    3.38%    2.98%    7.89%   11.26%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $31,347  $33,899  $36,409  $38,519  $37,879
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.97%    0.94%    0.97%    0.90%    0.94%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.95%    3.83%    3.79%    4.37%    4.44%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --    3.99%    2.95%    4.04%    5.70%
------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS C                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.89  $  7.95  $  8.02  $  7.81  $  7.37
------------------------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------------------------
  Net investment income                                      0.24     0.23     0.23     0.27     0.27
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.04)   (0.05)   (0.05)    0.26     0.47
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.20     0.18     0.18     0.53     0.74
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.24)   (0.23)   (0.23)   (0.27)   (0.27)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.01)   (0.02)   (0.05)   (0.03)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.25)   (0.24)   (0.25)   (0.32)   (0.30)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.84  $  7.89  $  7.95  $  8.02  $  7.81
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                2.46%    2.33%    2.18%    6.92%   10.27%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $   141  $   139  $    88  $    82  $    75
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.87%    1.84%    1.87%    1.80%    1.84%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.05%    2.93%    2.90%    3.47%    3.54%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --    3.99%    2.95%    4.04%    5.70%
------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS D                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.89  $  7.95  $  8.02  $  7.81  $  7.37
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.24     0.23     0.23     0.27     0.27
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.04)   (0.05)   (0.05)    0.26     0.47
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.20     0.18     0.18     0.53     0.74
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.24)   (0.23)   (0.23)   (0.27)   (0.27)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.01)   (0.02)   (0.05)   (0.03)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.25)   (0.24)   (0.25)   (0.32)   (0.30)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.84  $  7.89  $  7.95  $  8.02  $  7.81
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                2.46%    2.33%    2.18%    6.92%   10.27%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $   362  $   345  $   511  $   600  $   575
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.87%    1.84%    1.86%    1.80%    1.84%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.05%    2.93%    2.90%    3.47%    3.54%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --    3.99%    2.95%    4.04%    5.70%
------------------------------------------------------------------------------------------------------

NEW JERSEY FUND
------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.54  $  7.60  $  7.65  $  7.44  $  7.12
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.30     0.29     0.29     0.31     0.32
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.04)   (0.05)   (0.04)    0.22     0.36
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.26     0.24     0.25     0.53     0.68
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.30)   (0.29)   (0.29)   (0.31)   (0.32)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.01)   (0.01)   (0.01)   (0.04)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.31)   (0.30)   (0.30)   (0.32)   (0.36)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.49  $  7.54  $  7.60  $  7.65  $  7.44
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                3.40%    3.28%    3.34%    7.29%    9.77%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $35,209  $43,324  $46,610  $49,274  $49,182
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.20%    1.13%    1.13%    1.04%    1.14%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.95%    3.91%    3.82%    4.23%    4.34%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     2.53%       --    4.39%   13.02%    1.06%
------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS C                                                      2005    2004    2003   2002OO    2001
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.64  $ 7.69  $ 7.74  $  7.52  $ 7.20
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.24    0.24    0.23     0.26    0.27
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.04)  (0.04)  (0.04)    0.23    0.36
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.20    0.20    0.19     0.49    0.63
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.24)  (0.24)  (0.23)   (0.26)  (0.27)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.01)  (0.01)  (0.01)   (0.01)  (0.04)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.25)  (0.25)  (0.24)   (0.27)  (0.31)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.59  $ 7.64  $ 7.69  $  7.74  $ 7.52
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                               2.57%   2.58%   2.52%    6.54%   8.89%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $3,453  $3,659  $5,271  $ 5,096  $1,207
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.96%   1.90%   1.90%    1.84%   1.89%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.19%   3.14%   3.05%    3.44%   3.59%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    2.53%      --   4.39%   13.02%   1.06%
--------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS D                                                      2005    2004    2003   2002OO    2001
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.64  $ 7.69  $ 7.74  $  7.52  $ 7.20
--------------------------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------------------------
  Net investment income                                     0.24    0.24    0.23     0.26    0.27
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.04)  (0.04)  (0.04)    0.23    0.36
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.20    0.20    0.19     0.49    0.63
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.24)  (0.24)  (0.23)   (0.26)  (0.27)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.01)  (0.01)  (0.01)   (0.01)  (0.04)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.25)  (0.25)  (0.24)   (0.27)  (0.31)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.59  $ 7.64  $ 7.69  $  7.74  $ 7.52
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                               2.57%   2.58%   2.52%    6.54%   8.89%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  920  $1,002  $1,299  $ 1,366  $1,248
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.96%   1.90%   1.90%    1.84%   1.89%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.19%   3.14%   3.05%    3.44%   3.59%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    2.53%      --   4.39%   13.02%   1.06%
--------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

NEW YORK FUND


                                                   YEAR ENDED SEPTEMBER 30,
                                         --------------------------------------------
CLASS A                                      2005     2004     2003   2002OO     2001
-------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------
Net asset value, beginning of year       $  8.27  $  8.34  $  8.43  $  8.16  $  7.77
-------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                      0.33     0.35     0.34     0.36     0.38
-------------------------------------------------------------------------------------
 Net realized and unrealized gain
   (loss) on investments                   (0.01)   (0.06)   (0.07)    0.27     0.45
-------------------------------------------------------------------------------------
Total from investment operations            0.32     0.29     0.27     0.63     0.83
-------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income      (0.33)   (0.34)   (0.34)   (0.36)   (0.38)
-------------------------------------------------------------------------------------
 Distributions from net realized
   capital gains                              o     (0.02)   (0.02)      --    (0.06)
-------------------------------------------------------------------------------------
Total distributions                        (0.33)   (0.36)   (0.36)   (0.36)   (0.44)
-------------------------------------------------------------------------------------
Net asset value, end of year             $  8.26  $  8.27  $  8.34  $  8.43  $  8.16
-------------------------------------------------------------------------------------
TOTAL RETURN                               3.96%    3.60%    3.24%    7.94%   10.90%
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $69,563  $71,698  $80,452  $83,723  $82,482
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets    0.90%    0.88%    0.91%    0.87%    0.70%
-------------------------------------------------------------------------------------
Ratio of net income to average net
 assets                                    4.03%    4.18%    4.11%    4.43%    4.70%
-------------------------------------------------------------------------------------
Portfolio turnover rate                   10.47%       --    6.35%   19.43%    8.15%
-------------------------------------------------------------------------------------
Without expense reimbursement:**
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                        0.83%
-------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                                                            4.57%
-------------------------------------------------------------------------------------

                                                   YEAR ENDED SEPTEMBER 30,
                                         --------------------------------------------
CLASS C                                      2005     2004     2003   2002OO     2001
-------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------
Net asset value, beginning of year       $  8.29  $  8.35  $  8.44  $  8.17  $  7.78
-------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                      0.26     0.27     0.27     0.29     0.30
-------------------------------------------------------------------------------------
 Net realized and unrealized gain
   (loss) on investments                   (0.02)   (0.04)   (0.07)    0.27     0.45
-------------------------------------------------------------------------------------
Total from investment operations            0.24     0.23     0.20     0.56     0.75
-------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income      (0.26)   (0.27)   (0.27)   (0.29)   (0.30)
-------------------------------------------------------------------------------------
 Distributions from net realized
   capital gains                              o     (0.02)   (0.02)      --    (0.06)
-------------------------------------------------------------------------------------
Total distributions                        (0.26)   (0.29)   (0.29)   (0.29)   (0.36)
-------------------------------------------------------------------------------------
Net asset value, end of year             $  8.27  $  8.29  $  8.35  $  8.44  $  8.17
-------------------------------------------------------------------------------------
TOTAL RETURN                               2.91%    2.79%    2.32%    6.98%    9.88%
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $ 4,994  $ 5,732  $ 7,295  $ 7,005  $ 3,624
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets    1.80%    1.78%    1.81%    1.77%    1.60%
-------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                        3.13%    3.28%    3.21%    3.53%    3.80%
-------------------------------------------------------------------------------------
Portfolio turnover rate                   10.47%       --    6.35%   19.43%    8.15%
-------------------------------------------------------------------------------------
Without expense reimbursement:**
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                        1.73%
-------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                                                            3.67%
-------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                   YEAR ENDED SEPTEMBER 30,
                                         --------------------------------------------
CLASS D                                      2005     2004     2003   2002OO     2001
-------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------
Net asset value, beginning of year       $  8.29  $  8.35  $  8.44  $  8.17  $  7.78
-------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                      0.26     0.27     0.27     0.29     0.30
-------------------------------------------------------------------------------------
 Net realized and unrealized gain
   (loss) on investments                   (0.02)   (0.04)   (0.07)    0.27     0.45
-------------------------------------------------------------------------------------
Total from investment operations            0.24     0.23     0.20     0.56     0.75
-------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income      (0.26)   (0.27)   (0.27)   (0.29)   (0.30)
-------------------------------------------------------------------------------------
 Distributions from net realized
   capital gains                             o      (0.02)   (0.02)      --    (0.06)
-------------------------------------------------------------------------------------
Total distributions                        (0.26)   (0.29)   (0.29)   (0.29)   (0.36)
-------------------------------------------------------------------------------------
Net asset value, end of year             $  8.27  $  8.29  $  8.35  $  8.44  $  8.17
-------------------------------------------------------------------------------------
TOTAL RETURN                               2.91%    2.79%    2.32%    6.98%    9.88%
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $ 2,442  $ 2,437  $ 2,653  $ 3,521  $ 3,297
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets    1.80%    1.78%    1.81%    1.77%    1.60%
-------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                        3.13%    3.28%    3.21%    3.53%    3.80%
-------------------------------------------------------------------------------------
Portfolio turnover rate                   10.47%       --    6.35%   19.43%    8.15%
-------------------------------------------------------------------------------------
Without expense reimbursement:**
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                        1.73%
-------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                                                            3.67%
-------------------------------------------------------------------------------------

NORTH CAROLINA FUND
                                                   YEAR ENDED SEPTEMBER 30,
                                         --------------------------------------------
CLASS A                                      2005     2004     2003   2002OO     2001
-------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------
Net asset value, beginning of year       $  8.05  $  8.14  $  8.19  $  7.89  $  7.54
-------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                      0.29     0.29     0.29     0.32     0.33
-------------------------------------------------------------------------------------
 Net realized and unrealized gain
   (loss) on investments                   (0.10)   (0.07)   (0.01)    0.31     0.37
-------------------------------------------------------------------------------------
Total from investment operations            0.19     0.22     0.28     0.63     0.70
-------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income      (0.28)   (0.28)   (0.29)   (0,32)   (0.33)
-------------------------------------------------------------------------------------
 Distributions from net realized
   capital gains                           (0.02)   (0.03)   (0.04)   (0.01)   (0.02)
-------------------------------------------------------------------------------------
Total distributions                        (0.30)   (0.31)   (0.33)   (0.33)   (0.35)
-------------------------------------------------------------------------------------
Net asset value, end of year             $  7.94  $  8.05  $  8.14  $  8.19  $  7.89
-------------------------------------------------------------------------------------
TOTAL RETURN                               2.45%    2.82%    3.51%    8.21%    9.52%
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $16,781  $19,856  $22,778  $25,386  $25,737
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets    1.24%    1.19%    1.19%    1.11%    1.13%
-------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                        3.60%    3.55%    3.65%    4.11%    4.29%
-------------------------------------------------------------------------------------
Portfolio turnover rate                       --    7.93%   10.00%    7.96%    5.61%
-------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS C                                                      2005    2004     2003  2002OO    2001
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.04  $ 8.13  $  8.18  $ 7.88  $ 7.54
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.23    0.22     0.23    0.27    0.27
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.09)  (0.06)   (0.01)   0.30    0.36
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.14    0.16     0.22    0.57    0.63
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.22)  (0.22)   (0.23)  (0.26)  (0.27)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.02)  (0.03)   (0.04)  (0.01)  (0.02)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.24)  (0.25)   (0.27)  (0.27)  (0.29)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.94  $ 8.04  $  8.13  $ 8.18  $ 7.88
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                               1.82%   2.06%    2.74%   7.41%   8.59%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $1,414  $3,012  $ 2,778  $2,962  $2,049
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.99%   1.94%    1.94%   1.86%   1.88%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       2.85%   2.80%    2.90%   3.36%   3.54%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       --   7.93%   10.00%   7.96%   5.61%
--------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS D                                                      2005    2004     2003  2002OO    2001
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.04  $ 8.13  $  8.18  $ 7.88  $ 7.54
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.23    0.22     0.23    0.27    0.27
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.10)  (0.06)   (0.01)   0.30    0.36
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.13    0.16     0.22    0.57    0.63
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.22)  (0.22)   (0.23)  (0.26)  (0.27)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.02)  (0.03)   (0.04)  (0.01)  (0.02)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.24)  (0.25)   (0.27)  (0.27)  (0.29)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.93  $ 8.04  $  8.13  $ 8.18  $ 7.88
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                               1.69%   2.06%    2.74%   7.41%   8.59%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  532  $  706  $   824  $  941  $1,514
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.99%   1.94%    1.94%   1.86%   1.88%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       2.85%   2.80%    2.90%   3.36%   3.54%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       --   7.93%   10.00%   7.96%   5.61%
--------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

OHIO FUND


                                                                      YEAR ENDED SEPTEMBER 30,
                                                          -------------------------------------------------
CLASS A                                                        2005      2004      2003    2002OO      2001
-----------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $   8.10  $   8.14  $   8.26  $   8.03  $   7.64
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.32      0.31      0.32      0.36      0.38
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     (0.07)    (0.02)    (0.11)     0.23      0.39
-----------------------------------------------------------------------------------------------------------
Total from investment operations                              0.25      0.29      0.21      0.59      0.77
-----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.31)    (0.31)    (0.32)    (0.36)    (0.38)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains              (0.03)    (0.02)    (0.01)      o         o
-----------------------------------------------------------------------------------------------------------
Total distributions                                          (0.34)    (0.33)    (0.33)    (0.36)    (0.38)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $   8.01  $   8.10  $   8.14  $   8.26  $   8.03
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 3.09%     3.69%     2.63%     7.59%    10.30%
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $107,587  $114,544  $122,692  $129,662  $128,433
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      0.89%     0.87%     0.91%     0.85%     0.70%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         3.92%     3.88%     3.97%     4.51%     4.81%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      4.57%        --     6.79%     0.79%     7.57%
-----------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                              0.84%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                                 4.67%
-----------------------------------------------------------------------------------------------------------

                                                                      YEAR ENDED SEPTEMBER 30,
                                                          -------------------------------------------------
CLASS C                                                        2005      2004      2003    2002OO      2001
-----------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $   8.15  $   8.18  $   8.31  $   8.08  $   7.69
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.24      0.24      0.25      0.29      0.31
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     (0.06)    (0.01)    (0.12)     0.23      0.39
-----------------------------------------------------------------------------------------------------------
Total from investment operations                              0.18      0.23      0.13      0.52      0.70
-----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.24)    (0.24)    (0.25)    (0.29)    (0.31)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains              (0.03)    (0.02)    (0.01)      o         o
-----------------------------------------------------------------------------------------------------------
Total distributions                                          (0.27)    (0.26)    (0.26)    (0.29)    (0.31)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $   8.06  $   8.15  $   8.18  $   8.31  $   8.08
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 2.15%     2.87%     1.58%     6.61%     9.26%
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $    922  $  1,005  $  1,339  $  1,331  $    812
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      1.79%     1.77%     1.81%     1.75%     1.60%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         3.02%     2.98%     3.07%     3.61%     3.91%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      4.57%        --     6.79%     0.79%     7.57%
-----------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                              1.74%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                                 3.77%
-----------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS D                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.15  $  8.18  $  8.31  $  8.08  $  7.69
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.24     0.24     0.25     0.29     0.31
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.06)   (0.01)   (0.12)    0.23     0.39
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.18     0.23     0.13     0.52     0.70
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.24)   (0.24)   (0.25)   (0.29)   (0.31)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.03)   (0.02)   (0.01)     o        o
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.27)   (0.26)   (0.26)   (0.29)   (0.31)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.06  $  8.15  $  8.18  $  8.31  $  8.08
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                2.15%    2.87%    1.58%    6.61%    9.26%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $   773  $ 1,012  $ 1,440  $ 1,683  $ 1,583
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.79%    1.77%    1.81%    1.75%    1.60%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.02%    2.98%    3.07%    3.61%    3.91%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     4.57%       --    6.79%    0.79%    7.57%
------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                         1.74%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                            3.77%
------------------------------------------------------------------------------------------------------

OREGON FUND

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.91  $  7.94  $  8.03  $  7.85  $  7.47
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.31     0.32     0.31     0.34     0.35
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.03)   (0.03)   (0.07)    0.23     0.42
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.28     0.29     0.24     0.57     0.77
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.31)   (0.31)   (0.30)   (0.34)   (0.35)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.01)   (0.03)   (0.05)   (0.04)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.32)   (0.32)   (0.33)   (0.39)   (0.39)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.87  $  7.91  $  7.94  $  8.03  $  7.85
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                3.53%    3.73%    3.10%    7.41%   10.52%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $53,109  $56,182  $56,365  $60,143  $54,994
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.92%    0.91%    0.95%    0.90%    0.88%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.97%    4.00%    3.87%    4.34%    4.57%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     4.88%    1.92%    3.56%    6.06%   14.58%
------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS C                                                      2005    2004    2003  2002OO     2001
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.90  $ 7.93  $ 8.03  $ 7.85  $  7.47
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.24    0.24    0.24    0.27     0.28
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.03)  (0.02)  (0.08)   0.23     0.42
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.21    0.22    0.16    0.50     0.70
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.24)  (0.24)  (0.23)  (0.27)   (0.28)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.01)  (0.01)  (0.03)  (0.05)   (0.04)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.25)  (0.25)  (0.26)  (0.32)   (0.32)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.86  $ 7.90  $ 7.93  $ 8.03  $  7.85
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                               2.60%   2.81%   2.05%   6.45%    9.53%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $1,282  $1,641  $1,767  $1,511  $ 1,166
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.82%   1.81%   1.85%   1.80%    1.78%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.07%   3.10%   2.97%   3.44%    3.67%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    4.88%   1.92%   3.56%   6.06%   14.58%
--------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS D                                                      2005    2004    2003  2002OO     2001
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.90  $ 7.93  $ 8.03  $ 7.85  $  7.47
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.24    0.24    0.24    0.27     0.28
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.03)  (0.02)  (0.08)   0.23     0.42
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.21    0.22    0.16    0.50     0.70
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.24)  (0.24)  (0.23)  (0.27)   (0.28)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.01)  (0.01)  (0.03)  (0.05)   (0.04)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.25)  (0.25)  (0.26)  (0.32)   (0.32)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.86  $ 7.90  $ 7.93  $ 8.03  $  7.85
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                               2.60%   2.81%   2.05%   6.45%    9.53%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $1,442  $1,517  $1,848  $2,688  $ 2,345
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.82%   1.81%   1.85%   1.80%    1.78%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.07%   3.10%   2.97%   3.44%    3.67%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    4.88%   1.92%   3.56%   6.06%   14.58%
--------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

PENNSYLVANIA FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.03  $  8.09  $  8.26  $  7.92  $  7.49
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.28     0.27     0.27     0.33     0.33
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.10)   (0.05)   (0.08)    0.34     0.43
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.18     0.22     0.19     0.67     0.76
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.27)   (0.27)   (0.27)   (0.32)   (0.33)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.01)   (0.09)   (0.01)      --
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.28)   (0.28)   (0.36)   (0.33)   (0.33)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.93  $  8.03  $  8.09  $  8.26  $  7.92
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                2.34%    2.72%    2.37%    8.75%   10.27%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $18,548  $19,721  $22,354  $23,493  $24,047
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.48%    1.36%    1.30%    1.25%    1.32%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.54%    3.32%    3.38%    4.11%    4.20%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    18.95%    5.34%    8.30%   16.73%    5.43%
------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS C                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.01  $  8.07  $  8.24  $  7.91  $  7.48
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.22     0.21     0.21     0.27     0.27
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.10)   (0.05)   (0.08)    0.33     0.43
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.12     0.16     0.13     0.60     0.70
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.21)   (0.21)   (0.21)   (0.26)   (0.27)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.01)   (0.09)   (0.01)      --
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.22)   (0.22)   (0.30)   (0.27)   (0.27)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.91  $  8.01  $  8.07  $  8.24  $  7.91
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                1.58%    1.96%    1.60%    7.79%    9.48%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $   913  $ 1,100  $ 1,133  $ 1,029  $   628
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     2.23%    2.11%    2.05%    2.00%    2.07%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        2.79%    2.57%    2.63%    3.36%    3.45%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    18.95%    5.34%    8.30%   16.73%    5.43%
------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS D                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.01  $  8.07  $  8.24  $  7.91  $  7.48
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.22     0.21     0.21     0.27     0.27
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.10)   (0.05)   (0.08)    0.33     0.43
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.12     0.16     0.13     0.60     0.70
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.21)   (0.21)   (0.21)   (0.26)   (0.27)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.01)   (0.09)   (0.01)      --
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.22)   (0.22)   (0.30)   (0.27)   (0.27)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.91  $  8.01  $  8.07  $  8.24  $  7.91
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                1.58%    1.96%    1.60%    7.79%    9.48%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $   490  $   556  $   624  $   690  $   596
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     2.23%    2.11%    2.05%    2.00%    2.07%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        2.79%    2.57%    2.63%    3.36%    3.45%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    18.95%    5.34%    8.30%   16.73%    5.43%
------------------------------------------------------------------------------------------------------

SOUTH CAROLINA FUND

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.18  $  8.23  $  8.25  $  8.07  $  7.66
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.32     0.31     0.31     0.36     0.37
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     0.03     0.05       --     0.19     0.41
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.35     0.36     0.31     0.55     0.78
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.32)   (0.30)   (0.31)   (0.36)   (0.37)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.02)   (0.11)   (0.02)   (0.01)      --
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.34)   (0.41)   (0.33)   (0.37)   (0.37)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.19  $  8.18  $  8.23  $  8.25  $  8.07
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                4.23%    4.51%    3.91%    7.00%   10.28%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $75,442  $76,913  $79,463  $81,410  $84,109
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.91%    0.91%    0.92%    0.87%    0.88%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.89%    3.77%    3.83%    4.54%    4.59%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --       --   34.81%       --    2.80%
------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS C                                                      2005    2004     2003  2002OO    2001
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.18 $ 8.23  $  8.24  $ 8.06  $ 7.65
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.25   0.23     0.24    0.29    0.29
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     0.02   0.06     0.01    0.19    0.41
--------------------------------------------------------------------------------------------------
Total from investment operations                             0.27   0.29     0.25    0.48    0.70
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.24)  (0.23)   (0.24)  (0.29)  (0.29)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.02)  (0.11)   (0.02)  (0.01)     --
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.26)  (0.34)   (0.26)  (0.30)  (0.29)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.19 $ 8.18  $  8.23  $ 8.24  $ 8.06
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                                3.30%  3.58%    3.11%   6.04%   9.30%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $ 4,939 $5,200  $ 5,483  $3,279  $1,589
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.81%  1.81%    1.82%   1.77%   1.78%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        2.99%  2.87%    2.93%   3.64%   3.69%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --     --   34.81%      --   2.80%
--------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS D                                                      2005    2004     2003  2002OO    2001
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.18 $ 8.23  $  8.24  $ 8.06  $ 7.65
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.25   0.23     0.24    0.29    0.29
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     0.02   0.06     0.01    0.19    0.41
--------------------------------------------------------------------------------------------------
Total from investment operations                             0.27   0.29     0.25    0.48    0.70
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.24)  (0.23)   (0.24)  (0.29)  (0.29)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.02)  (0.11)   (0.02)  (0.01)     --
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.26)  (0.34)   (0.26)  (0.30)  (0.29)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.19 $ 8.18  $  8.23  $ 8.24  $ 8.06
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                                3.30%  3.58%    3.11%   6.04%   9.30%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $ 2,515 $3,035  $ 3,947  $4,815  $4,378
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.81%  1.81%    1.82%   1.77%   1.78%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        2.99%  2.87%    2.93%   3.64%   3.69%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --     --   34.81%      --   2.80%
--------------------------------------------------------------------------------------------------

-------------
 * Per share amounts are based on average shares outstanding.

** During the periods stated, Seligman voluntarily waived portions of its management fees and/or reimbursed expenses. Absent such reimbursements/waivers, returns would have been lower.


*** Capital gain of $0.001 per share was paid.

++ Capital gain of $0.004 per share was paid.
 o Capital gain of $0.002 per share was paid.

oo As required, effective October 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on purchases of portfolio securities for financial reporting purposes. The effects of this change for the fiscal year ended September 30, 2002, are as follows: increase net investment income and net realized and unrealized loss on investments per share by $0.01 for Class A, C and D shares of the National, Minnesota and Pennsylvania Funds, and, for Class C and D shares of the Louisiana, Maryland and Oregon Funds; and to increase the ratio of net investment income to average net assets of each share class of the Georgia, Michigan, New Jersey, New York and Ohio Funds by 0.03%; the National, California High-Yield, Colorado, Florida, Maryland and Missouri Funds by 0.04%; the California Quality, Louisiana, Massachusetts, North Carolina and Oregon Funds by 0.05%; the Pennsylvania and South Carolina Funds by 0.06%; and the Minnesota Fund by 0.09%. The per share data and ratios for periods prior to October 1, 2001, have not been restated.

How to Contact Us



The Funds............................ Write: Corporate Communications/
                                             Investor Relations Department
                                             J. & W. Seligman & Co. Incorporated
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-7844 in the US or
                                             (212) 850-1864 outside the US

Your Regular (Non-Retirement) Account Write: Shareholder Services Department
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-2450 in the US or
                                             (212) 682-7600 outside the US



  24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE TELEPHONE. YOU WILL HAVE INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTION, AND OTHER INFORMATION.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED

                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

For More Information
The information below is available without charge upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Funds or to make shareholder inquiries.

Statement of Additional Information (SAI) contains additional information about the Funds. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.


Annual/Semi-Annual Reports contain additional information about each Fund's investments. In each Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year. Each Fund's SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com. The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Prospectus.



Information about the Funds, including the Prospectus and each SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.


Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Numbers:
 Seligman Municipal Fund Series, Inc.:
 811-3828
 Seligman Municipal Series Trust: 811-4250
 Seligman New Jersey Municipal Fund, Inc.: 811-5126
 Seligman Pennsylvania Municipal Fund Series: 811-4666

                                    [GRAPHIC]

                        SELIGMAN MUNICIPAL SERIES TRUST

                Seligman California Municipal High-Yield Series
                 Seligman California Municipal Quality Series

                      Statement of Additional Information

                               February 1, 2006


                                100 Park Avenue
                           New York, New York 10017
                                (212) 850-1864

                      Toll Free Telephone: (800) 221-2450


This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Seligman Municipal Funds, dated February 1, 2006 (the "Prospectus"), offering Class A shares, Class C shares and Class D shares of Seligman California Municipal High-Yield Series and Seligman California Municipal Quality Series, each a fund of Seligman Municipal Series Trust. This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the above address or telephone numbers.

The financial statements and notes included in the Annual Report of Seligman Municipal Series Trust, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

The references in this SAI to the investment manager's website or any other website are inactive textual references, and information contained in or otherwise accessible through these websites do not form a part of this SAI.


                               Table of Contents


Fund History..........................................................  2
Description of the Funds and their Investments and Risks..............  2
Management of the Funds...............................................  8
Control Persons and Principal Holders of Securities................... 13
Investment Advisory and Other Services................................ 14
Portfolio Managers.................................................... 21
Portfolio Transactions and Other Practices............................ 22
Shares of Beneficial Interest and Other Securities.................... 23
Purchase, Redemption, and Pricing of Shares........................... 24
Taxation of the Funds................................................. 29
Underwriters.......................................................... 31
Calculation of Performance Data....................................... 33
Financial Statements.................................................. 36
General Information................................................... 36
Appendix A............................................................ 38
Appendix B............................................................ 42



TEB1A

                                 Fund History


Seligman Municipal Series Trust (the "Series") was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984.


           Description of the Funds and their Investments and Risks

Classification


The Series is a non-diversified, open-end management investment company, or mutual fund. It consists of four separate funds, which are as follows:


Seligman California Municipal High-Yield Series ("High-Yield Fund") Seligman California Municipal Quality Series ("Quality Fund")
Seligman Florida Municipal Series
Seligman North Carolina Municipal Series


Only the High-Yield Fund and Quality Fund (collectively, the "Funds") are discussed in this SAI.


Investment Strategies and Risks

The following information regarding the Funds' investments and risks supplements the information contained in the Prospectus.

The Funds seek to provide income exempt from regular federal income taxes and the personal income taxes of California consistent with the preservation of capital and with consideration given to opportunities for capital gain. Such income could however be subject to the federal alternative minimum tax, as well as any applicable state alternative minimum tax.

The High-Yield Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of purchase are rated within any rating category of Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Services ("S&P"), including securities rated below investment grade or securities that are not rated. The securities in which the High-Yield Fund invests generally involve greater volatility of price and risk of loss of principal and income than securities in higher rated categories.

Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and re-pay principal than bonds in higher rating categories and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Municipal securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.


The Quality Fund is expected to invest, without limitations, in municipal securities, which on the date of purchase are rated, within the three highest rating categories of Moody's or S&P.


Each Fund may invest in municipal securities that are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, a Fund will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

A description of the credit rating categories is contained in Appendix A to this SAI.


California Municipal Securities. California municipal securities includes notes, bonds, and commercial paper issued by or on behalf of the State of California, its political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and California state personal income taxes. Municipal securities are traded primarily in an over-the-counter market. Each may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax.

Under the Investment Company Act of 1940, as amended ("1940 Act"), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if only the assets and revenues of the non-governmental user back the bond, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.


The Funds invest principally in long-term municipal bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds ("IDB's") are issued by or on behalf of public authorities to obtain funds to provide various privately operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The Funds may also invest in municipal notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal notes include:


   1. Tax Anticipation Notes and Revenue Anticipation Notes. Tax anticipation notes and revenue anticipation notes are issued to finance short-term working capital needs of political subdivisions. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both tax and revenue anticipation notes.

   2. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.


Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.


Variable and Floating Rate Securities. A Fund may purchase floating or variable rate securities, including participation interests therein. Investments in floating or variable rate securities provide that the rate of interest is either pegged to money market rates or set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Treasury Bills or the prime rate of a major commercial bank. A floating rate or variable rate security generally provides that a Fund can demand payment of the obligation on short notice (daily or weekly, depending on the terms of the obligation) at an amount equal to par (face value) plus accrued interest. In unusual circumstances, the amount received may be more or less than the amount the Fund paid for the securities.

Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank or issuer, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

The maturity of variable or floating rate obligations (including participation interests therein) is deemed to be the longer of (1) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or
(2) the period remaining until the obligation's next interest rate adjustment. If the Fund does not redeem the obligation through the demand feature, the obligation will mature on a specific date, which may range up to thirty years from the date of its issuance.


Participation Interests. From time to time, a Fund may purchase from banks, participation interests in all or part of specific holdings of municipal securities. A participation interest gives the Fund an undivided interest in the municipal security in the proportion that the Fund's participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described above. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Fund has determined meets its prescribed quality standards. A Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on short notice, for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. Each Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by a Fund. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Funds currently do not purchase participation interests and have no current intention of doing so.


When-Issued Securities. Each Fund may purchase municipal securities on a "when-issued" basis, which means that delivery of and payment for securities normally take place in less than 45 days after the date of the buyer's purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result, the yields obtained and the market value of such securities may be higher or lower on the date the securities are actually delivered to the buyer. A Fund will generally purchase a municipal security sold on a when-issued basis with the intention of actually acquiring the securities on the settlement date.

A separate account consisting of cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments is established with the Fund's custodian in connection with any purchase of when-issued securities. The account is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. A Fund meets in respective obligation to purchase when-issued securities from outstanding cash balances, sale of other securities or, although it would not normally expect to do so, form the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's payment obligations).

Municipal securities purchased on a when-issued basis and the other securities held in each Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security purchased on a when-issued basis.

Standby Commitments. The Funds are authorized to acquire standby commitments issued by banks with respect to securities they hold, although the Funds have no present intention of investing any assets in standby commitments. These commitments would obligate the seller of the standby commitment to repurchase, at a Fund's option, specified securities at a specified price.

The price which a Fund would pay for municipal securities with standby commitments generally would be higher than the price which otherwise would be paid for the municipal securities alone, and the Fund would use standby commitments solely to facilitate portfolio liquidity. The standby commitment generally is for a shorter term than the maturity of the security and does not restrict in any way the Fund's right to dispose of or retain the security. There is a risk that the seller of a standby commitment may not be able to repurchase the security upon the exercise of the right to resell by the Fund. To minimize such risks, each Fund is presently authorized to acquire standby commitments solely from banks deemed creditworthy. The Board of Trustees may, in the future, consider whether the Funds should be permitted to acquire standby commitments from dealers. Prior to investing in standby commitments of dealers, a Fund, if it deems necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission ("SEC") for an exemptive order relating to such commitments and the valuation thereof. There can be no assurance that the SEC will issue such an order.

Standby commitments with respect to portfolio securities of a Fund with maturities of less than 60 days which are separate from the underlying portfolio securities are not assigned a value. The cost of any such standby commitments is carried as an unrealized loss from the time of purchase until it is exercised or expires. Standby commitments with respect to portfolio securities of a Fund with maturities of 60 days or more which are separate from the underlying portfolio securities are valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of value of such a standby commitment, consider, among other factors, the creditworthiness of the writer of the standby commitment, the duration of the standby commitment, the dates on which or the periods during which the standby commitment may be exercised and the applicable rules and regulations of the SEC.


Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 ("1933 Act")) and other securities that are not readily marketable. Each Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Series' Board of Trustees may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Trustees make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.


Taxable Investments. Under normal market conditions, each Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and California personal income tax. Such interest, however, may be subject to the federal alternative minimum tax.

Under normal market conditions, temporary investments in taxable securities will be limited as a matter of fundamental policy to 20% of the value of a Fund's net assets.

Except as otherwise specifically noted above, the Funds' investment strategies are not fundamental and a Fund, with the approval of the Board of Trustees, may change such strategies without the vote of shareholders.


Fundamental Restrictions


Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the outstanding voting securities of a Fund. Under these policies, a Fund may not:

  . Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes but not for the purchase of portfolio securities) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). A Fund will not purchase additional portfolio securities if such Fund has outstanding borrowings in excess of 5% of the value of its total assets;

  . Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

  . Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the US Government, its agencies and instrumentality's are not considered an industry for purposes of this limitation;

  . As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities);

  . Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging a Fund's obligations under its deferred compensation plan for trustees;

  . Purchase or hold any real estate, except that a Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

  . Purchase or hold the securities of any issuer, if to its knowledge, trustees or officers of a Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

  . Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; or underwrite the securities of other issuers, except that a Fund may be deemed an underwriter in connection with the purchase and sale of portfolio securities;


  . Purchase or sell commodities or commodity contracts including futures contracts; or

  . Make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.

A Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

Under Rule 35d-1 of the 1940 Act, each Fund also may not change its investment strategy of investing at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and regular personal income taxes in California without first providing notice to shareholders, as provided under Rule 35d-1(c) of the 1940 Act, at least 60 days prior to such change. This policy is not fundamental.

Temporary Defensive Position

In abnormal market conditions, if, in the judgment of a Fund, municipal securities satisfying a Fund's investment objectives may not be purchased, a Fund may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not state personal income taxes. Such securities would include those described under "California Municipal Securities" above that would otherwise meet that Fund's objectives.

Also, in abnormal market conditions, a Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state, or local income taxes, pending the investment or reinvestment in municipal securities of the proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as Treasury Bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated Aa3 or better by Moody's or AA- or better by S&P); prime commercial paper (rated P-1 by Moody's or A-1+/A-1 by S&P); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of US banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish a Fund's objective in relation to anticipated movements in the general level of interest rates but a Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary disparity in the normal yield relationship between the two securities.


A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The portfolio turnover rates for the High-Yield Fund for the fiscal years ended September 30, 2005 and 2004 were 1.47% and 0.00%, respectively. The portfolio turnover rates for the Quality Fund for the fiscal years ended September 30, 2005 and 2004 were 0.00% and 0.86%, respectively. The fluctuation in portfolio turnover rates of each Fund resulted from conditions in the California municipal market and bond market in general. A Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.


Disclosure of Portfolio Holdings


The Fund's full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on the website of the Funds' investment manager, J. & W. Seligman & Co. Incorporated ("Seligman") (www.seligman.com). In addition, the Funds' top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 days after the end of each month. Seligman employees may freely distribute the Fund' portfolio holdings information described above to third parties the day after such information appears on Seligman's website. The foregoing monthly and quarterly information will remain available on Seligman's website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Series' Board of Trustees, the Funds' portfolio holdings may be disclosed to certain parties prior to its public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Funds' procedures require the prior written approval of the President or Chief Investment Officer of Seligman or the President of Seligman Advisors, Inc. ("Seligman Advisors") and the Funds' Chief Compliance Officer (the "CCO") before any such disclosure. In connection with the CCO's review and approval, the CCO considers whether such disclosure is in the best interests of shareholders. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Funds' portfolio holding information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Series' Board of Trustees regarding compliance with the Funds' policies, and Seligman's Chief Compliance Officer monitor compliance with this policy.

In addition, the Funds' policies expressly permit Seligman's employees to release the Funds' holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman's views on individual securities or whether the Funds owns or do not own a particular security; provided, that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Funds or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Funds may also permit their auditors to have access to the Funds' portfolio holdings as necessary in connection with their auditing services.

Currently, Seligman has entered into ongoing arrangements to disclose the Funds' portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc. and Standard & Poor's Securities Evaluations, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Funds' portfolio holdings to State Street Bank and Trust Company ("SSBT") in connection with back-office, custodial and/or administrative services provided by SSBT. All of the above mentioned disclosures have been approved by Seligman's President or Chief Investment Officer and the Funds' CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Funds' portfolio holdings pursuant to theses arrangements.


                            Management of the Funds

Board of Trustees

The Board of Trustees provides broad supervision over the affairs of the Funds.

Management Information


Information with respect to Trustees and officers of the Funds is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, New York 10017.



                                                                                 Number of
                                                                               Portfolios in
                           Term of         Principal Occupation(s)                 Fund
                          Office and         During Past 5 Years,                 Complex
Name, (Age), Position(s)  Length of            Trusteeships and                 Overseen by
With Fund                Time Served*         Other Information                   Trustee
------------------------ ------------ ----------------------------------       -------------
                                 INDEPENDENT TRUSTEES

John R. Galvin (76)      1995 to Date     Dean Emeritus, Fletcher School            58
Trustee                               of Law and Diplomacy at Tufts
                                      University; Director or Trustee of
                                      each of the investment companies
                                      of the Seligman Group of Funds**;
                                      and Chairman Emeritus, American
                                      Council on Germany. Formerly,
                                      Director, Raytheon Co. (defense
                                      and commercial electronics) and
                                      Governor of the Center for
                                      Creative Leadership. From February
                                      1995 until June 1997, he was a
                                      Director, USLIFE Corporation (life
                                      insurance). From June 1987 to June
                                      1992, he was the Supreme Allied
                                      Commander, NATO and the
                                      Commander-in-Chief, United States
                                      European Command.

Alice S. Ilchman (70)    1991 to Date     President Emerita, Sarah                  58
Trustee                               Lawrence College; Director or
                                      Trustee of each of the investment
                                      companies of the Seligman Group of
                                      Funds**; Director, Jeannette K.
                                      Watson Summer Fellowship (summer
                                      internships for college students);
                                      Trustee, the Committee for
                                      Economic Development; Governor,
                                      Court of Governors, London School
                                      of Economics; and Director, Public
                                      Broadcasting Service (PBS).
                                      Formerly, Trustee, Save the
                                      Children (non-profit child
                                      assistance organization);
                                      Chairman, The Rockefeller
                                      Foundation (charitable
                                      foundation); and Director (from
                                      September 1987 until September
                                      1997), New York Telephone Company.

Frank A. McPherson (72)  1995 to Date     Retired Chairman of the Board             58
Trustee                               and Chief Executive Officer of
                                      Kerr-McGee Corporation
                                      (diversified energy and chemical
                                      company); Director or Trustee of
                                      each of the investment companies
                                      of the Seligman Group of Funds**;
                                      and Director, ConocoPhillips
                                      (integrated international oil
                                      corporation), Integris Health
                                      (owner of various hospitals),
                                      Oklahoma Chapter of the Nature
                                      Conservancy, Oklahoma Medical
                                      Research Foundation, Boys and
                                      Girls Clubs of Oklahoma, Oklahoma
                                      City Public Schools Foundation and
                                      Oklahoma Foundation for Excellence
                                      in Education. Formerly, Director,
                                      BOK Financial (bank holding
                                      company), Kimberly-Clark
                                      Corporation (consumer products)
                                      and the Federal Reserve System's
                                      Kansas City Reserve Bank (from
                                      1990 until 1994).

Betsy S. Michel (63)     1984 to Date     Attorney; Director or Trustee             58
Trustee                               of each of the investment
                                      companies of the Seligman Group of
                                      Funds**; and Trustee, The
                                      Geraldine R. Dodge Foundation
                                      (charitable foundation). Formerly,
                                      Chairman of the Board of Trustees
                                      of St. George's School (Newport,
                                      RI) and Trustee, World Learning,
                                      Inc. (international educational
                                      training).

                                                                                  Number of
                                                                                Portfolios in
                            Term of         Principal Occupation(s)                 Fund
                           Office and         During Past 5 Years,                 Complex
Name, (Age), Position(s)   Length of            Trusteeships and                 Overseen by
With Fund                 Time Served*         Other Information                   Trustee
------------------------  ------------ ----------------------------------       -------------
                                 INDEPENDENT TRUSTEES

Leroy C. Richie (64)      2000 to Date     Chairman and Chief Executive              57
Trustee                                Officer, Q Standards Worldwide,
                                       Inc. (library of technical
                                       standards); Director or Trustee of
                                       each of the investment companies
                                       of the Seligman Group of Funds**
                                       (with the exception of Seligman
                                       Cash Management Fund, Inc.);
                                       Director, Kerr-McGee Corporation
                                       (diversified energy and chemical
                                       company) and Infinity, Inc. (oil
                                       and gas services and exploration);
                                       and Director and Chairman,
                                       Highland Park Michigan Economic
                                       Development Corp. Formerly,
                                       Trustee, New York University Law
                                       Center Foundation; Vice Chairman,
                                       Detroit Medical Center; Chairman
                                       and Chief Executive Officer,
                                       Capital Coating Technologies, Inc.
                                       (applied coating technologies);
                                       and Vice President and General
                                       Counsel (from 1990 until 1997),
                                       Automotive Legal Affairs, Chrysler
                                       Corporation.

Robert L. Shafer (73)     1984 to Date     Ambassador and Permanent                  58
Trustee                                Observer of the Sovereign and
                                       Military Order of Malta to the
                                       United Nations and Director or
                                       Trustee of each of the investment
                                       companies of the Seligman Group of
                                       Funds**. Formerly, Director (from
                                       May 1987 until June 1997), USLIFE
                                       Corporation (life insurance) and
                                       Vice President (from December 1973
                                       until January 1996), Pfizer Inc.
                                       (pharmaceuticals).

James N. Whitson (70)     1993 to Date     Retired Executive Vice                    58
Trustee                                President and Chief Operating
                                       Officer, Sammons Enterprises, Inc.
                                       (a diversified holding company);
                                       Director or Trustee of each of the
                                       investment companies of the
                                       Seligman Group of Funds**; and
                                       Director, CommScope, Inc.
                                       (manufacturer of coaxial cable).
                                       Formerly, Director and Consultant,
                                       Sammons Enterprises, Inc. and
                                       Director, C-SPAN (cable television
                                       networks).

                      INTERESTED TRUSTEES AND PRINCIPAL OFFICERS

William C. Morris*** (67) 1988 to Date     Chairman, J. & W. Seligman &              58
Trustee and Chairman                   Co. Incorporated; Chairman of the
of the Board                           Board and Director or Trustee of
                                       each of the investment companies
                                       of the Seligman Group of Funds**;
                                       Chairman, Seligman Advisors, Inc.,
                                       Seligman Services, Inc., and Carbo
                                       Ceramics Inc. (manufacturer of
                                       ceramic proppants for oil and gas
                                       industry); Director, Seligman Data
                                       Corp.; and President and Chief
                                       Executive Officer, The
                                       Metropolitan Opera Association.
                                       Formerly, Director, Kerr-McGee
                                       Corporation (diversified energy
                                       and chemical company) and Chief
                                       Executive Officer of each of the
                                       investment companies of the
                                       Seligman Group of Funds.

Brian T. Zino*** (53)     Ttee.: 1993      Director and President, J. &              58
Trustee, President and      to Date    W. Seligman & Co. Incorporated;
Chief Executive Officer   Pres.: 1995  Chief Executive Officer, President
                            to Date    and Director or Trustee of each of
                           CEO: 2002   the investment companies of the
                            to Date    Seligman Group of Funds**;
                                       Director, Seligman Advisors, Inc.
                                       and Seligman Services, Inc.;
                                       Chairman, Seligman Data Corp.;
                                       Member of the Board of Governors
                                       of the Investment Company
                                       Institute; and Director (formerly
                                       Vice Chairman), ICI Mutual
                                       Insurance Company.

Thomas G. Moles (63)      1998 to Date     In addition to his                        N/A
Vice President and                     responsibilities in respect of the
Co-Portfolio Manager                   Funds, he is Director and Managing
                                       Director, J. & W. Seligman & Co.
                                       Incorporated; Vice President and
                                       Co-Portfolio Manager, Seligman
                                       Municipal Fund Series, Inc.,
                                       Seligman New Jersey Municipal
                                       Fund, Inc. and Seligman
                                       Pennsylvania Municipal Fund
                                       Series; Executive Vice President
                                       and Co-Portfolio Manager, Seligman
                                       Quality Municipal Fund, Inc. and
                                       Seligman Select Municipal Fund,
                                       Inc. (two closed-end investment
                                       companies); and Director, Seligman
                                       Advisors, Inc. and Seligman
                                       Services, Inc. Formerly,
                                       President, Seligman Quality
                                       Municipal Fund, Inc. and Seligman
                                       Select Municipal Fund, Inc.

                                                                                     Number of
                                                                                   Portfolios in
                               Term of         Principal Occupation(s)                 Fund
                              Office and         During Past 5 Years,                 Complex
Name, (Age), Position(s)      Length of              Trusteeships                   Overseen by
With Fund                    Time Served*       and Other Information                 Trustee
------------------------     ------------ ----------------------------------       -------------
Eileen A. Comerford (47)     2003 to Date     In addition to her                        N/A
Vice President and                        responsibilities in respect of the
Co-Portfolio Manager                      Funds, she is Senior Vice
                                          President, Investment Officer, J.
                                          & W. Seligman & Co. Incorporated;
                                          Vice President and Co-Portfolio
                                          Manager, Seligman Municipal Fund
                                          Series, Inc., Seligman New Jersey
                                          Municipal Fund, Inc., Seligman
                                          Pennsylvania Municipal Fund
                                          Series, Seligman Quality Municipal
                                          Fund, Inc. and Seligman Select
                                          Municipal Fund, Inc.

Thomas G. Rose (48)          2000 to Date     Managing Director, Chief                  N/A
Vice President                            Financial Officer and Treasurer,
                                          J. & W. Seligman & Co.
                                          Incorporated; Senior Vice
                                          President, Finance, Seligman
                                          Advisors, Inc. and Seligman Data
                                          Corp.; and Vice President of each
                                          of the investment companies of the
                                          Seligman Group of Funds**,
                                          Seligman Services, Inc. and
                                          Seligman International, Inc.

Eleanor T.M. Hoagland (54)   2004 to Date     Managing Director, J. & W                 N/A
Vice President and Chief                  Seligman & Co. Incorporated; and
Compliance Officer                        Vice President and Chief
                                          Compliance Officer for each of the
                                          investment companies of the
                                          Seligman Group of Funds**.

Lawrence P. Vogel (49)        V.P.: 1992      Senior Vice President and                 N/A
Vice President and Treasurer   to Date    Treasurer, Investment Companies,
                             Treas.: 2000 J. & W. Seligman & Co.
                               to Date    Incorporated; Vice President and
                                          Treasurer of each of the
                                          investment companies of the
                                          Seligman Group of Funds**; and
                                          Treasurer, Seligman Data Corp.

Frank J. Nasta (41)          1994 to Date     Director, Managing Director,              N/A
Secretary                                 General Counsel and Corporate
                                          Secretary, J. & W. Seligman & Co.
                                          Incorporated; Secretary of each of
                                          the investment companies of the
                                          Seligman Group of Funds**; and
                                          Corporate Secretary, Seligman
                                          Advisors, Inc., Seligman Services,
                                          Inc., Seligman International, Inc.
                                          and Seligman Data Corp.

--------
* Each Trustee serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.


** The Seligman Group of Funds currently consists of twenty-four registered investment companies.


*** Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with J. & W.
    Seligman & Co. Incorporated and its affiliates.

Mr. Whitson is a director of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Funds' shares.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Trustees who are not "interested" persons of the Funds as that term is defined in the 1940 Act. The duties of these Committees are described below.


Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Series. The Committee met five times during the fiscal year ended September 30, 2005. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of each Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the fiscal year ended September 30, 2005. Members of the Committee are Messrs. Whitson (Chairman), Galvin and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Trustees by the Board. In addition, if a shareholder meeting is held where Trustees are to be elected, the Committee will select and nominate persons for election as Trustees at such shareholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Series occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Series. The Committee met once during the fiscal year ended September 30, 2005. Members of the Committee are Messrs. Shafer (Chairman) and McPherson, and Dr. Ilchman.


Beneficial Ownership of Shares


As of December 31, 2005, the Trustees beneficially owned shares in the Funds and the Seligman Group of Funds as follows:



                   California High-Yield Fund /(1)/ Aggregate Dollar Range of Shares
                     Dollar Range of Fund Shares        Owned by Trustee in the
Name                      Owned By Trustee              Seligman Group of Funds
----               -------------------------------  --------------------------------
                               INDEPENDENT TRUSTEES

John R. Galvin....              None                       $50,001 - $100,000
Alice S. Ilchman..              None                         Over $100,000
Frank A. McPherson              None                         Over $100,000
Betsy S. Michel...              None                         Over $100,000
Leroy C. Richie...              None                       $10,001 - $50,000
Robert L. Shafer..              None                         Over $100,000
James N. Whitson..              None                         Over $100,000

                                INTERESTED TRUSTEES

William C. Morris.              None                         Over $100,000
Brian T. Zino.....              None                         Over $100,000

--------

/(1)/ As of December 31, 2005, none of the Trustees beneficially owned shares of the Quality Fund.


Compensation


                                                          Pension or Retirement Total Compensation
                                            Aggregate      Benefits Accrued as    from Funds and
                                          Compensation        Part of Fund       Fund Complex Paid
Name and Position with Funds             from Funds /(1)/       Expenses        to Trustees /(1)(2)/
----------------------------             ---------------  --------------------- -------------------
Robert B. Catell, Trustee/(3)/..........     $1,403                N/A               $ 91,500
John R. Galvin, Trustee.................      1,536                N/A                102,000
Alice S. Ilchman, Trustee...............      1,483                N/A                 99,000
Frank A. McPherson, Trustee.............      1,483                N/A                 99,000
John E. Merow, Trustee/(4)/.............        985                N/A                 66,578
Betsy S. Michel, Trustee................      1,670                N/A                108,000
Leroy C. Richie, Trustee................      1,676                N/A                108,000
Robert L. Shafer, Trustee...............      1,483                N/A                 99,000
James N. Whitson, Trustee...............      1,536                N/A                102,000

--------

/(1)/ For the Funds' fiscal year ended September 30, 2005.

/(2)/ At September 30, 2005, the Seligman Group of Funds consisted of twenty-four investment companies.

/(3)/ Mr. Catell retired as a member of the Board of Trustees effective on November 28, 2005.

/(4)/ Mr. Merow retired as a member of the Board of Trustees effective on May 19, 2005.

No compensation is paid by the Funds to Trustees or officers of the Funds who are employees of Seligman.


The Series has adopted a deferred compensation plan under which independent trustees may elect to defer receiving their fees. A trustee who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the trustee. The cost of such fees and earnings is included in trustees' fees and expenses, and the accumulated balance thereof is included in accrued expenses and other liabilities in the Funds' financial statements.

Mr. Whitson had previously deferred compensation pursuant to the deferred compensation plan. Mr. Whitson no longer defers his current compensation; however, he has accrued deferred compensation (including earnings/losses) in respect of the Funds in the amount of $17,798 as of September 30, 2005.
Mr. Merow had previously deferred compensation pursuant to the deferred compensation plan; however, he had stopped deferring his current compensation prior to his retirement. The accrued balance of Mr. Merow's deferred compensation (including earnings/losses) in respect of the Funds as of December 31, 2004 was $4,975, all of which was paid to him in January 2005.


Each Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the deferred compensation plan.

Class A shares of the Funds may be issued without a sales charge to present and former trustees (and their family members) of the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

Code of Ethics


Seligman, Seligman Advisors, their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Chief Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless prior approval has been obtained from Seligman's Chief Compliance Officer.


The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and
(3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.


Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance system. This system is designed to prevent transactions in securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.


A copy of the Code of Ethics is on public file with, and is available upon request from, the SEC. You can access it through the SEC's Internet site, www.sec.gov.

              Control Persons and Principal Holders of Securities

Control Persons


As of January 3, 2006, there was no person or persons who controlled any of the Funds, either through significant ownership of Fund shares or any other means of control.


Principal Holders


As of January 3, 2006, the following principal holders owned of record 5% or more of the then outstanding shares of beneficial interest of a Class of shares of the Funds:



                                                                                                          Percentage of
                                                                                                              Total
Name and Address                                                                             Fund/Class    Shares Held
----------------                                                                           -------------- -------------
Citigroup Global House Account, Attn Peter Booth, 7/th/ Floor, 333 West 34/th/ Street, New High-Yield
  York, NY 10001.......................................................................... Fund/C              7.79%

Wells Fargo Investments LLC, FBO Customers, 608 Second Avenue South, Minneapolis,          High-Yield
  MN 55402................................................................................ Fund/C             10.50%

Gough Trust, 1731 Mantelli Drive, Gilroy, CA 95020........................................ High-Yield
                                                                                           Fund/C              7.73%

Daffern Family Trust, 5135 Kingscross Rd, Westminister, CA 92683.......................... High-Yield
                                                                                           Fund/C              7.06%

Wells Fargo Investments LLC, FBO Customers, 608 Second Avenue South, Minneapolis,          High-Yield
  MN 55402................................................................................ Fund/C              6.43%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Dear Lake Drive East,                High-Yield
  Jacksonville, FL 32246.................................................................. Fund/D             23.48%

Wells Fargo Investments LLC, FBO Customers, 608 Second Avenue South, Minneapolis,          High-Yield
  MN 55402................................................................................ Fund/D             13.94%

Wells Fargo Investments LLC, FBO Customers, 608 Second Avenue South, Minneapolis,          High-Yield
  MN 55402................................................................................ Fund/D              7.21%

Wells Fargo Investments LLC, FBO Customers, 608 Second Avenue South, Minneapolis,          High-Yield
  MN 55402................................................................................ Fund/D              7.00%

Christopher Ranch LLC, 305 Bloomfield Ave, Gilroy, CA 95020............................... High-Yield
                                                                                           Fund/D             16.45%

Citigroup Global House Account, 333 West 34/th/ Street, New York, NY 10001................ Quality Fund/A      7.76%

First Clearing LLC FBO M&M Limited Partnership, 3142 Willow Avenue, Clovis, CA
  93612................................................................................... Quality Fund/C      9.74%

UBS Financial Services Inc., FBO Customers, 1550 Bryant Street, San Francisco, CA
  94103................................................................................... Quality Fund/C     10.99%

Pershing LLC P O Box 2052, Jersey City, NJ 07303-2052..................................... Quality Fund/C      8.31%

Citigroup Global House Account, Attn: Peter Booth 7/th/ Floor 333 West 34/th/ Street, New  Quality
  York, NY 10031.......................................................................... Fund/C              7.85%

First Clearing LLC, Vernon Family Trust, Robert Lee Vernon 1422 Jensen Avenue, Sanger,     Quality
  CA 93657-2413........................................................................... Fund/C              7.45%

First Clearing LLC, Nicholas A. Vericella, 919 W Mulberry St., Bloomington, IL 61701-      Quality
  2861.................................................................................... Fund/C              6.69%

                                                                                               Percentage of
                                                                                                   Total
Name and Address                                                                    Fund/Class  Shares Held
----------------                                                                    ---------- -------------
LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968..........  Quality
                                                                                     Fund/C         5.86%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Dear Lake Drive East,          Quality
  Jacksonville, FL 32246...........................................................  Fund/D        34.81%

LPL Financial Service, 9785 Towne Centre Drive San Diego, CA 92121-1968............  Quality
                                                                                     Fund/D        19.46

UBS Financial Services Inc., FBO Customers, 125 Acacia Circle, Indian Head Park, IL  Quality
  60525............................................................................  Fund/D        12.95%

NFS LLC FEBO Beverly Maitland-Chase TTEE Maitland-Chase Rev Trust, 3492 Cherry       Quality
  Blossom Lane Lake Elsinore, CA 92530.............................................  Fund/D         7.35%

Raymond R. Macken, 2083 Mandarin Drive Costa Mesa, CA 92626-4729...................  Quality
                                                                                     Fund/D         5.18%


Management Ownership


As of January 3, 2006, Trustees and officers of the High-Yield Fund as a group owned less than 1% of Class A shares of the then outstanding shares of beneficial interest of that Fund. As of the same period, no Trustees and officers of that Fund owned any Class C or Class D shares of the then outstanding shares of beneficial interest of the Fund.

As of January 3, 2006, Trustees and officers of the Quality Fund did not own any Class A, Class C or Class D shares of the then outstanding shares of beneficial interest of the Fund.


                    Investment Advisory and Other Services

Investment Manager


Subject to the control of the Series' Board of Trustees, Seligman manages the investment of the assets of the Funds and administers the Series' business and other affairs pursuant to a management agreement approved by the Board of Trustees and the initial shareholders of the Funds (the "Management Agreement"). Seligman also serves as investment manager to twenty-three other US registered investment companies which, together with the Series, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to the Funds. No person or persons, other than the directors/trustees, officers or employees of Seligman and the Series, regularly advise the Series with respect to the Funds' investments.


Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Trustees of the Funds, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.

All of the officers of the Funds listed above are officers or employees of Seligman. Their affiliations with the Funds and with Seligman are provided under their principal business occupations.

Each Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.50% per annum of each Fund's average daily net assets. Seligman voluntarily agreed to waive a portion of its management fees for the fiscal years ended September 30, 2005, 2004, and 2003 to limit the per annum fee of the High-Yield Fund to 0.40%. The following chart indicates the management fees paid by each Fund for the fiscal years ended September 30, 2005, 2004 and 2003.



                                                   Fiscal  Management
                                                    Year      Fee
Fund                                               Ended    Paid ($)
----                                               ------- ----------
High-Yield Fund................................... 9/30/05  $191,657
                                                   9/30/04   211,975
                                                   9/30/03   255,537
Quality Fund...................................... 9/30/05  $271,020
                                                   9/30/04   312,202
                                                   9/30/03   374,016



For the fiscal years ended September 30, 2005, 2004 and 2003, Seligman waived or reimbursed expenses of the High-Yield Fund in the amounts of $38,332, $42,466, and $51,109, respectively.

Each Fund pays all of its expenses other than those assumed by Seligman, including, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their respective shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of the Trustees of the Series not employed by or serving as a director of Seligman or its affiliates, insurance premiums, interest on borrowings and extraordinary expenses such as litigation expenses. Certain expenses are allocated among the funds of the Series in a manner determined by the Board of Trustees to be fair and equitable.


The Management Agreement also provides that Seligman will not be liable to the Funds for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

Each Fund's Management Agreement was unanimously approved by the Board of Trustees at a Meeting held on October 11, 1988 and was approved by the shareholders of each Fund at a meeting held on December 15, 1988. Each Management Agreement will continue in effect until December 29 of each year if
(1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Trustees or of the outstanding voting securities of the Fund and by a vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party) and (2) if Seligman shall not have notified the Series at least 60 days prior to the anniversary date of the previous continuance that it does not desire such continuance. A Management Agreement may be terminated by a Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. Each Fund has agreed to change its name upon termination of its Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.


At the November 17, 2005 Board of Trustees meeting, the Board unanimously approved the continuance of the Management Agreement. In preparation for these meetings, the Board requested and evaluated extensive materials from Seligman, including performance and expense information for other investment companies derived from data compiled by third parties, and the Independent Trustees conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Management Agreement, the Board considered their overall relationship with Seligman and their confidence in Seligman's integrity and competence. In addition, they considered many factors, including, but not limited to: (1) comparative performance information versus other similar investment companies; (2) the nature, extent and quality of investment services and administrative services rendered by Seligman;
(3) payments received by Seligman from all sources involving both the Funds and all other Seligman investment companies; (4) the costs borne by, and profitability of, Seligman and its affiliates in providing services of all types to the Funds and all other Seligman investment companies;
(5) comparative fee and expense data versus other similar investment companies;
(6) Seligman's practices regarding allocation of portfolio transactions and soft dollars; (7) portfolio turnover of the Funds compared to other similar investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; (9) fall-out benefits which Seligman and its affiliates receive from managing the Funds; (10) potential economies of scale as asset levels increase and whether fee levels reflect such economies; (11) information about revenue sharing arrangements Seligman has entered into; (12) the professional experience and qualifications of the portfolio management team and other Seligman senior personnel; and (13) the terms of the Management Agreement. The Board also considered the status of the regulatory investigations (and related matters) of the SEC and Attorney General of the State of New York relating to market timing. In its deliberations, the Board did not identify any particular information that was all-important or controlling and Trustees attributed different weights to the various factors. Rather, the Board evaluated all information available to it and determined that the overall arrangements between each Fund and Seligman, as reflected under the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Trustee) considered relevant in the exercise of its (or such Trustee's) reasonable judgment.


Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.


Portfolio Performance. The Board of Trustees considered the performance of the Funds as compared to the performance of other comparable investment companies. Trustees also considered the nature and quality of the investment advice rendered by Seligman. In addition to the information received by the Trustees in connection with the November 17, 2005 Board of Trustees meeting, the Board receives detailed information related to performance of the Funds at each Board meeting during the year.


Expenses of the Funds. The Board also considered the management fee rate paid by the Funds to Seligman and the other expenses of the Funds, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.


Costs of Providing Service and Profitability. The Trustees reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2004 and 2005 (through September 30) and estimates for full-year 2005. The information considered by the Board of Trustees included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Trustees also reviewed profitability data and estimated profitability data for each of the Seligman investment companies. The Board of Trustees reviewed certain assumptions and methods of allocation used by Seligman in preparing the profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the research and other resources of the organization.


Fall-Out Benefits. The Trustees considered the services provided to the Funds and its shareholders by Seligman Services, Inc. ("Seligman Services"), an affiliate of Seligman, and the 12b-1 fees each Fund pays to Seligman Services in respect of shares of the Funds held in accounts for which there would not otherwise be a broker of record.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Funds and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Funds. Those individuals identified above under "Management Information" as trustees or officers of both the Funds and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreements, each dated December 29, 1988, subject to the control of the Board of Trustees, Seligman manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with each Fund's investment objectives and policies, and administers their business and other affairs. Seligman provides the Funds with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of trustees of the Funds who are employees or consultants of Seligman and of the officers and employees of the Funds. Seligman also provides senior management for Seligman Data Corp. ("SDC"), the Funds' shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to either of the Funds.

Other Investment Advice


No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Funds or Seligman with respect to the Funds' investments.


Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of each Fund, as set forth below:

Class A shares:

                                                                 Regular Dealer
                                Sales Charge      Sales Charge    Reallowance
                                 as a % of        as a % of Net    as a % of
Amount of Purchase           Offering Price/(1)/ Amount Invested Offering Price
------------------           ------------------  --------------- --------------
Less than $50,000...........        4.75%             4.99%           4.25%
$50,000 - $99,999...........        4.00              4.17            3.50
$100,000 - $249,999.........        3.50              3.63            3.00
$250,000 - $499,999.........        2.50              2.56            2.25
$500,000 - $999,999.........        2.00              2.04            1.75
$1,000,000 and over.........           0                 0               0


/(1)/ "Offering Price" is the amount that you actually pay for each Fund's shares; it includes the initial sales charge.


Class C shares:

                                                                 Regular Dealer
                                Sales Charge      Sales Charge    Reallowance
                                 as a % of        as a % of Net    as a % of
Amount of Purchase           Offering Price/(1)/ Amount Invested Offering Price
------------------           ------------------  --------------- --------------
Less than $100,000..........        1.00%             1.01%           1.00%
$100,000 - $249,999.........        0.50              0.50            0.50
$250,000 - $999,999.........           0                 0               0


/(1)/ "Offering Price" is the amount that you actually pay for a Fund's shares;
      it includes the initial sales charge. There is no sales charge on Class C shares sold by Level Load Intermediaries (as defined below).

Seligman Services, an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of a Fund's shares. For the fiscal years ended September 30, 2005, 2004 and 2003, Seligman Services received commissions in the following amounts:



                               Commissions Paid to
Fund                            Seligman Services
----                           --------------------
                                2005   2004   2003
                               ------ ------ ------
High-Yield Fund............... $  369 $  890 $  534
Quality Fund..................  1,560  1,166  3,361


Rule 12b-1 Plan

The Series has adopted an Administration, Shareholder Services and Distribution Plan ("12b-1 Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of that Fund's Class A, Class C and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of a Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from each Fund. Payments made by each Fund under its Rule 12b-1 Plan are intended to be used to encourage sales of such Fund, as well as to discourage redemptions.

Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of a Fund are allocated between the classes in accordance with a methodology approved by the Series' Board of Trustees. Each Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.


Class A


Under the 12b-1 Plan, each Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations currently receive from Seligman Advisors a continuing service fee of up to 0.10% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Trustees and may not be increased from 0.10% without approval of the Trustees. The Funds are not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expenses incurred in one fiscal year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from that Fund in any other fiscal year. If the 12b-1 Plan is terminated in respect of Class A shares of any Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class A shares. The total amount paid by each Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 2005, equivalent to 0.10% per annum of the Class A shares' average daily net assets, as follows:



                                                     Total
Fund                                               Fees Paid
----                                               ---------
High-Yield Fund...................................  $32,705
Quality Fund......................................  $49,273


Class C

Under the 12b-1 Plan, each Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months (twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined under "Purchase, Redemption and Pricing of Shares")), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing Class C shares through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Funds. The total amount paid by each Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended September 30, 2005, equivalent to 1% per annum of the Class C shares' average daily net assets, as follows:



                                                     Total
Fund                                               Fees Paid
----                                               ---------
High-Yield Fund...................................  $26,081
Quality Fund......................................   38,786


The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Funds may exceed the 12b-1 fees paid by the Funds in that year. The 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of each Fund's Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 2005, Seligman Advisors incurred $64,132and $96,427, respectively, of expenses in respect of the High-Yield Fund's and the Quality Fund's Class C shares that were not reimbursed from amounts received from the Funds' 12b-1 Plan. These amounts are equal to 2.59% and 2.96%, respectively, of the net assets of the High-Yield Fund's and the Quality Fund's Class C shares at September 30, 2005.


If the 12b-1 Plan is terminated in respect of Class C shares of each Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to its Class C shares.

Class D


Under the 12b-1 Plan, each Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of Class D shares. This fee is used by Seligman Advisors, as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of each Fund. The total amount paid by each Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended September 30, 2005, equivalent to 1% per annum of the Class D shares' average daily net assets, as follows:



                                                     Total
Fund                                               Fees Paid
----                                               ---------
High-Yield Fund...................................  $29,918
Quality Fund......................................   10,805


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of a Fund may exceed the 12b-1 fees paid by each Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisers in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 Plan fees received; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 2005, there were $117,065 and $128,011, respectively, of unreimbursed expenses incurred in respect of the High-Yield Fund and the Quality Fund under the 12b-1 Plan with respect to Class D shares that were not reimbursed from the Funds' 12b-1 Plan. This amount is equal to 3.92% and 12.53%, respectively, of the net assets of Class D shares of the High-Yield Fund and the Quality Fund at September 30, 2005.

If the 12b-1 Plan is terminated in respect of Class D shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class D shares.


Payments made by the Funds under the 12b-1 Plan in respect of Class A, Class C and Class D shares for the fiscal year ended September 30, 2005were spent on the following activities in the following amounts:



                                                                Compensation
                                                   Compensation      to
                                                        To        Broker/
Fund/Class                                         Underwriters   Dealers
----------                                         ------------ ------------
High-Yield Fund/A.................................    $  -0-      $32,705
High-Yield Fund/C.................................     1,033       25,048
High-Yield Fund/D.................................       739       29,179
Quality Fund/A....................................    $  -0-      $49,273
Quality Fund/C....................................     1,190       37,596
Quality Fund/D....................................        87       10,718



The 12b-1 Plan was approved on July 16, 1992 by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan ("Qualified Trustees") and was approved by shareholders of the Funds on November 23, 1992. The 12b-1 Plan became effective on January 1, 1993. Amendments to the 12b-1 Plan were approved in respect of the Class D shares on November 18, 1993 by the Trustees, including a majority of the Qualified Trustees, and became effective with respect to the Class D shares on February 1, 1994. The 12b-1 Plan was approved in respect of Class C shares on May 20, 1999 by the Trustees, including a majority of the Qualified Trustees, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable under the terms of the 12b-1 Plan without the approval of a majority of the outstanding voting securities of each Fund and no material amendment to the 12b-1 Plan may be made except with the approval of a majority of both the Trustees and the Qualified Trustees in accordance with the applicable provisions of the 1940 Act and the rules thereunder.


The 12b-1 Plan requires that the Treasurer of the Funds shall provide to the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Trustees who are not "interested persons" of the Funds be made by such disinterested Trustees. The 12b-1 Plans are reviewed by the Trustees annually.


Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation pursuant to the Funds' 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 2005, 2004 and 2003, Seligman Services received distribution and service fees pursuant to the Funds' 12b-1 Plan, as follows:



                                                   Distribution and Service Fees
                                                         Paid to
                                                    Seligman Services
                                                   -----------------------------
Fund                                                2005      2004      2003
----                                                ------    ------    ------
High-Yield Fund................................... $3,984    $4,286    $4,423
Quality Fund......................................  2,934     3,273     3,699


Other Service Providers


SDC, which is owned by certain other investment companies in the Seligman Group, is the shareholder service agent and dividend-paying agent for the Funds. SDC charges the Funds at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. Certain officers and trustees of the Funds are also officers and directors of SDC.

                              Portfolio Managers

For purposes of this discussion, each member of the portfolio team is referred to as a "portfolio manager." The following table sets forth certain additional information with respect to the portfolio managers of the Funds. Unless noted otherwise, all information is provided as of September 30, 2005.

Other Accounts Managed by Portfolio Managers. The table below identifies, for the portfolio managers, the number of accounts managed (other than the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below have an advisory fee based on the performance of the account.



                                                               Other Pooled
 Portfolio Manager      Registered Investment Companies     Investment Vehicles           Other Accounts
 -----------------  --------------------------------------- ------------------- -----------------------------------
Thomas G. Moles.... 19 Registered Investment Companies with 0 Pooled Investment 5 Other Accounts with approximately
                    approximately $1,281 million in total   Vehicles.           $696,000 in total assets under
                    assets under management.                                    management.

Eileen A. Comerford 19 Registered Investment Companies with 0 Pooled Investment 3 Other Accounts with approximately
                    approximately $1,281 million in total   Vehicles.           $565,000 in total assets under
                    assets under management.                                    management.



Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a portfolio manager's management of the Funds' investments and investments in other accounts.

Compensation:

As compensation for their responsibilities, each of Mr. Moles and Ms. Comerford received a base salary and discretionary bonus for the year ended December 31, 2005.

Discretionary bonuses for investment professionals are subjective and based on numerous qualitative and quantitative factors. The factors, which have no pre-determined weightings and may apply differently from person to person may include, among other things, a portfolio manager's relative investment performance versus one or more competitive universes or benchmarks; Seligman's overall profitability and profitability attributable to the assets under management for a portfolio manager's investment team; and a portfolio manager's support of marketing efforts.

The structure of a portfolio manager's compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the portfolio managers of the Funds have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the Funds ("Other Accounts"). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the Funds. This may create a potential conflict of interest for Seligman or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the portfolio managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent the such sales reduce the cost to cover the short positions. However, Seligman does not currently engage in short sales of securities of municipal issuers.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities.

Employees of Seligman, including portfolio managers, may engage in personal trading, subject to Seligman's Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, portfolio managers may devote unequal time and attention to the portfolio management of client accounts.

Securities Ownership. As of September 30, 2005, neither Mr. Moles nor Ms. Comerford owned shares of the Funds.

                  Portfolio Transactions and Other Practices

Portfolio Transactions

When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

Fixed-income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. In over-the-counter markets, the Funds deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Funds may buy securities from or sell securities to dealers acting as principal in accordance with applicable law. Prices paid to dealers will generally include a "spread", i.e., the difference between the prices at which the dealer is willing to purchase or to sell the security at that time.

Commissions

For the fiscal years ended September 30, 2005, 2004 and 2003, no brokerage commissions were paid by either of the Funds.

For the fiscal years ended September 30, 2005, 2004 and 2003, the Funds did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Funds, Seligman, or Seligman Advisors.


Brokerage Selection


Seligman selects broker-dealers with the goal of obtaining "best execution". Seligman will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Funds. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.


Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers


During the Funds' fiscal year ended September 30, 2005, the Funds did not acquire securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.


              Shares of Beneficial Interest and Other Securities

Shares of Beneficial Interest

The Series is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001, in separate series. To date, four series have been authorized, the Funds being two of them. Each Fund has three classes, designated Class A shares of beneficial interest, Class C shares of beneficial interest, and Class D shares of beneficial interest. Each share of a Fund's Class A, Class C, and Class D beneficial interest is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of shares of beneficial interest. In accordance with the Declaration of Trust, the Board of Trustees may authorize the creation of additional classes of beneficial interest with such characteristics as are permitted by the Multiples Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of trustees. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Series has no authorized securities other than its shares of beneficial interest.

                  Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Members. Class A shares of the Funds may be issued without a sales charge and in amounts less than the investment minimums set forth in the Prospectus to present and former directors, trustees, officers, employees (and their respective family members) of the Funds, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.


If you are eligible to purchase Class A shares without a sales charge or qualify for volume discounts, you should inform your financial advisor, financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.


Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:


Discounts and Rights of Accumulation. Reduced sales charges will apply if the sum of (i) the current amount being invested by a "single person" in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Class A shares of the Seligman Cash Management Fund), (ii) the current net asset value of the Class A and Class B shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the breakpoint discount thresholds for Class A shares described in the prospectus (the "Breakpoint Discounts").

The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. This program allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase under the letter of intent will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event that you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in the escrow, you will receive any shares remaining in escrow after shares ,with a value equal to the amount of the outstanding sales charge, are redeemed by the transfer agent.


Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares, and independently, Class C shares in an account held by a "single person". Amounts invested in Class A shares and Class C shares will not be aggregated for purposes of determining eligibility for a Breakpoint Discount. A "single person" includes an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered "single persons" for this purpose. The uniform criteria are as follows:


   1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Series' Prospectus, reports, and other shareholder communications.


   2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

   3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that a Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or member of eligible employees.


Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to SDC, the Funds' shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.


Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;

(4) to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a "fund of funds" arrangement;

(9) to certain "eligible employee benefit plans" as discussed above;

(10)to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11)in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.


CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more, either alone or through a volume discount, Right of Accumulation, or Letter of Intent are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.


See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge shall be payable by any person purchasing Class C shares through Level Load Intermediaries (as described below). In addition, in connection with a purchase of Class C shares by a "single person" (as described above), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less.


Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: Advest, Inc., Bear, Stearns & Co., Inc., Citigroup Global Markets, Inc., First Clearing, LLC, INVEST Financial Corporation, Investment Centers of America, Inc., KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, McDonald Investments Inc., Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., National Planning Corporation, National Planning Holdings, Inc., Piper
Jaffray & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., SII Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.


Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Systematic Withdrawals. Class C and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of a Fund may use the Systematic Withdrawal Plan to withdraw up to 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class C and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2) in connection with (1) distributions from retirement plans qualified under
    Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
    Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age
    70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Trustees of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5) in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program;

(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence; and


(8) on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan level termination.


If, with respect to a redemption of any Class A, Class C and Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.


Payment in Securities. In addition to cash, the Funds may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Funds do not presently intend to accept securities in payment for Fund shares. Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities. Any securities accepted by a Fund in payment for that Fund's shares will have an active and substantial market and have a value which is readily ascertainable.


Offering Price


When you buy or sell Fund shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Funds have authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Funds. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Funds (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Fund, including the management fee paid by each Fund, are accrued daily and taken into account for the purpose of determining NAV.

Generally, portfolio securities in which the Funds invest are traded primarily in the over-the-counter market. Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued either by independent pricing services based on bid prices that consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or by Seligman based on quotations provided by primary market makers in such securities. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security based upon its fair value as determined in accordance with procedures approved by the Board of Trustees. These fair value procedures may be used to determine the value of a security in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. Short-term holdings maturing in 60 days or less are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value.


Specimen Price Make-Up


Under the current distribution arrangements between the Funds and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%/(1)/, respectively, and Class D shares are sold at NAV/(2)/. Using each Class's NAV at September 30, 2005, the maximum offering price of the Funds' shares is as follows:



                                                   High-Yield Quality
                                                      Fund     Fund
                                                   ---------- -------
Class A
   Net asset value per share......................   $6.62     $6.79
   Maximum sales charge (4.75% of offering price).    0.33      0.34
   Offering price to public.......................   $6.95     $7.13
                                                     =====     =====
Class C
   Net asset value per share......................   $6.63     $6.76
   Maximum sales charge (1.00% of offering
     price/(1)/)..................................     .07       .07
   Offering price to public.......................   $6.70     $6.83
                                                     =====     =====
Class D
   Net asset value and offering price per
     share/(2)/...................................   $6.63     $6.76
                                                     =====     =====

--------
/(1)/ In addition to the 1.00% front-end sales charge applicable to Class C shares (other than those sold through Level Load Intermediaries), such shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of investors who purchase Class C shares through Level Load Intermediaries). Level Load Intermediaries are discussed under "Purchase, Redemption and Pricing of Shares".

/(2)/ Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or
(iii), or such other periods as ordered by the SEC for the protection of the Funds' shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Funds' responsibility for the prevention of money laundering, you may be required by the Funds, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Funds or their service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Funds. The Funds, by written notice to you, may suspend payment to you of any proceeds or distributions if the Funds or their service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Funds, Seligman or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares

The Funds have no arrangements with any person to permit frequent trading of Fund shares.

                             Taxation of the Funds

Federal Income Taxes. Each of the Funds is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, a Fund will not be subject to federal income taxes on its net ordinary income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that the sum of (i) at least 90% of its net ordinary income and net short-term capital gains and (ii) at least 90% of its net tax-exempt interest are distributed to shareholders each year.

Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (1) at least 90% of the annual gross income of a Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (2) a Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, US Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than US Government securities or securities of other regulated investment companies).

Each of the Funds is treated as a separate corporation for federal income tax purposes. As a result, determinations of net ordinary income, exempt-interest dividends and net long-term and short-term capital gains and losses will be made separately for each Fund.

If, at the end of each quarter of its taxable year, at least 50% of a Fund's total assets is invested in obligations exempt from regular federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes. The total amount of such exempt interest dividends paid by a Fund cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less certain expenses allocable to the Fund.


Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Internal Revenue Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by the Funds and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of a Fund's income consisting of such interest.


Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Such dividends and distributions generally will not be eligible for the treatment as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from the Fund's capital gains from property held for more than one year and realized before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from a Fund's other investment income (other than exempt interest dividends) or from net realized short-term gains are taxable to shareholders as ordinary income, whether received in cash or invested in additional shares. Distributions generally will not be eligible to be designated as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Interest on indebtedness incurred or continued to purchase or carry shares of any Fund will not be deductible for federal income tax purposes to the extent that the Fund's distributions are exempt from federal income tax.

Dividends and distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in a Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which an exempt interest dividend has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be disallowed to the extent of the amount of the exempt interest dividend paid by a Fund to the shareholder. Further, if shares on which a long-term capital gains distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized, to the extent not otherwise disallowed pursuant to the immediately preceding sentence, will be treated as long-term capital loss to the extent of the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of a Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be "substantial users" (or "related person" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult the tax advisors before purchasing shares of any Fund.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, a Fund may be fined on annual basis for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Funds also reserve the right to close any account which does not have a certified taxpayer identification number.

California Taxes


In the opinion of Sullivan & Cromwell LLP, counsel to the Funds, provided that at the end of each quarter of its taxable year at least 50% of the total assets of the High-Yield Fund or Quality Fund consist of obligations exempt from taxation by the State of California and its political subdivisions (California Municipal Securities), shareholders of each such Fund who are subject to California State taxation on dividends will not be subject to California personal income taxes on dividends from that Fund attributable to interest received by each such Fund on California Municipal Securities as well as to certain other federally tax-exempt obligations the interest on which is exempt from California personal income taxes. To the extent that the distributions are derived from other income, including long- or short-term capital gains, such distributions will not be exempt from California personal income taxation, and, further to the extent that they constitute long-term capital gain dividends they will be taxed as long-term gain to a shareholder.


Interest on indebtedness incurred or continued to purchase or carry shares of the High-Yield Fund or Quality Fund will not be deductible for California personal income tax purposes if Fund distributions are exempt from California personal income tax.


The Funds will notify its shareholders within 60 days after the close of its taxable year as to the interest derived from obligations exempt from California personal income taxes.


Prospective investors should be aware that an investment in these Funds may not be suitable for persons who are not residents of the State of California or who do not receive income subject to income taxes of the State.

                                 Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement, dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Funds. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Funds' shares of beneficial interest, Seligman Advisors allows reallowances to all dealers on sales of Class A and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.


Total initial sales charges paid by shareholders of Class A shares and Class C shares of the Funds for the fiscal years ended September 30, 2005, 2004 and 2003, are shown below. Also shown below are the amounts of Class A and Class C sales charges that were retained by Seligman Advisors for the same periods:



                                               2005
                     ---------------------------------------------------------
                     Total Sales Charges Paid by Amount of Class A and Class C
                       Shareholders On Class A     Sales Charges Retained by
Fund                     and Class C Shares            Seligman Advisors
----                 --------------------------- -----------------------------
High-Yield Fund.....           $13,038                      $1,688
Quality Fund........            31,915                       3,879

                                               2004
                     ---------------------------------------------------------
                     Total Sales Charges Paid by Amount of Class A and Class C
                       Shareholders On Class A     Sales Charges Retained by
Fund                     and Class C Shares            Seligman Advisors
----                 --------------------------- -----------------------------
High-Yield Fund.....           $ 7,603                      $  762
Quality Fund........            23,814                       2,495

                                               2003
                     ---------------------------------------------------------
                     Total Sales Charges Paid by Amount of Class A and Class C
                       Shareholders On Class A     Sales Charges Retained by
Fund                     and Class C Shares            Seligman Advisors
----                 --------------------------- -----------------------------
High-Yield Fund.....           $25,709                      $2,679
Quality Fund........            79,302                       8,394

Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Funds, received the following commissions and other compensation from the Funds during the fiscal year ended September 30, 2005:



                                          Compensation on
                   Net Underwriting       Redemptions and
                     Discounts and          Repurchases
                      Commissions        (CDSC on Class A,
                 (Class A and Class C   Class C and Class D  Brokerage       Other
Fund            Sales Charges Retained)  Shares Retained)   Commissions Compensation/(1)/
----            ----------------------- ------------------- ----------- ----------------
High-Yield Fund         $1,688                 $931            $-0-          $1.772
Quality Fund...          3,879                  366             -0-           1,277

--------

/(1)/ This amount reflects distribution and service fees paid by the Funds to Seligman Advisors in respect of Class C and Class D shares under each Fund's Rule 12b-1 Plan. The arrangements pursuant to which such distribution and service fees are paid are detailed above under the discussion "Rule 12b-1 Plan."


Other Payments


Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more ("NAV sales"), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.


Seligman Advisors shall also pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows:
1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid on time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, "Financial Intermediaries"), subject to Seligman's and Seligman Advisors' respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the "Seligman Funds"). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors' internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors' internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s):
(i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or
(iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the Prospectuses.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the financial intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders' fees and loads paid by Seligman Advisors, as set forth in the Prospectuses or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

                        Calculation of Performance Data

The Funds may quote performance data in various ways. All performance information supplied by the Funds in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or CDSC, as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Funds over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Funds over a stated period.

With respect to the High-Yield Fund, Seligman is voluntarily waiving 0.10% per annum of its investment management fee. Seligman may discontinue its fee waiver at any time. Absent such fee waiver, the Fund's returns would have been lower.

Historical Investment Results

Class A


The annualized yields for the 30-day period ended September 30, 2005 for the Class A shares of the High-Yield Fund and the Quality Fund were 3.39% and 2.76%, respectively. The annualized yield was computed by dividing a Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales charge of 4.75% of the gross amount invested) on September 30, 2005, which was the last day of this period. The average number of Class A shares of the High-Yield Fund and the Quality Fund was 4,757,392 and 6,962,450, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yields for the Class A shares of the High-Yield Fund and the Quality Fund for the 30-day period ended September 30, 2005 were 5.73% and 4.67%, respectively. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal and state income tax purposes was determined. This portion of the yield was then divided by one minus 41.05% (which assumes the maximum combined federal and state income tax rate for individual taxpayers that are subject to California's personal income taxes). Then the small portion of the yield attributable to securities the income of which was exempt only for federal income tax purposes was determined. This portion of the yield was then divided by one minus 35.0% (35.0% being the assumed maximum federal income tax rate for individual taxpayers). These two calculations were then added to the portion of the Class A shares' yield, if any, that was attributable to securities the income of which was not tax-exempt.

The average annual total returns for the one-, five- and ten-year periods ended September 30, 2005 for the Class A shares of the High-Yield Fund were (0.32)%, 4.68% and 5.13%, respectively. The average annual total returns for the one-, five- and ten-year periods ended September 30, 2005 for the Quality Fund were (0.98)%, 4.47% and 5.07%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of each Fund, subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions paid by each Fund's Class A shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods of each Fund, the entire amounts were redeemed.

The cumulative total returns for Class A shares of the High-Yield Fund and Quality Fund for the ten-year period ended September 30, 2005 were 64.93% and 63.93%, respectively. Thus, a $1,000 investment in Class A shares of the High-Yield and Quality Funds made on September 30, 1993 had a value on September 30, 2005 of $1,649 and $1,639, respectively.


Class C


The annualized yields for the 30-day period ended September 30, 2005 for the Class C shares of the High-Yield Fund and the Quality Fund were 2.63% and 1.98%, respectively. The annualized yields were computed as discussed above for Class A shares. The average number of Class C shares of the High-Yield Fund and the Quality Fund were 370,540 and 481,611, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yields for the Class C shares of the High-Yield Fund and the Quality Fund for the 30-day period ended September 30, 2005 were 4.45% and 3.35%, respectively. The tax equivalent annualized yields were computed as discussed above for Class A shares.

The average annual total returns for the Class C shares of the High-Yield Fund and the Quality Fund for the one- and five-year periods ended September 30, 2005 were 1.63% and 0.83% and 4.56% and 4.34% respectively, and the period from May 27, 1999 (inception) through September 30, 2005 were 3.98% and 3.85%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class C shares of each Fund, subtracting the maximum sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions paid by each Fund's Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-year period and the period since inception of each Fund, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable.


The cumulative total returns for Class C shares of the High-Yield Fund and Quality Fund for the period from May 27, 1999 (inception) through September 30, 2005 were 28.12% and 27.15%, respectively. Thus, a $1,000 investment in Class C shares of the High-Yield Fund and Quality Fund made on May 27, 1999 (inception) had a value on September 30, 2005 of $1,281 and $1,272, respectively.


Class D


The annualized yields for the 30-day period ended September 30, 2004 of the Class D shares of the High-Yield Fund and the Quality Fund were 2.66% and 2.00%, respectively. The annualized yields were computed as discussed above for Class A shares. The average number of Class D shares of the High-Yield Fund and the Quality Fund was 453,756 and 150,177, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yields for the 30-day period ended September 30, 2005 for the Class D shares of the High-Yield Fund and the Quality Fund were 4.50% and 3.39%, respectively. The tax equivalent annualized yields were computed as discussed above for Class A shares.

The average annual total returns for the one-, five-, and ten-year periods ended September 2005 for the Class D shares of the High-Yield Fund were 2.70%, 4.76% and 4.69%, respectively. The average annual total returns for the one-, five-, and ten-year periods ended September 30, 2005 for the Quality Fund were 1.85%, 4.56% and 4.63%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of each Fund and assuming that all of the dividends and capital gain distributions paid by each Fund's Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception of each Fund, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total returns for Class D shares of the High-Yield Fund and Quality Fund for the ten-year period ended September 30, 2005 were 58.16% and 57.25%, respectively. Thus, a $1,000 investment in Class D shares of the High-Yield Fund and Quality Fund made on February 1, 1994 (inception) had a value on September 30, 2005 of $1,582 and $1,573, respectively.


The cumulative total returns for each Class of shares of the Funds shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the periods specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.


Seligman, at its discretion, waived or reimbursed certain expenses of the High-Yield Fund during some of the periods shown above. Without these reimbursements, yields and total returns would have been lower and the annualized yields for the 30-day period ended September 30, 2005 would be as follows:


Annualized Yield


Class A:   3.29%
Class C:   2.53%
Class D:   2.56%


Tax Equivalent Annualized Yield


Class A:   5.56%
Class C:   4.28%
Class D:   4.33%

                             Financial Statements


The Annual Report to Shareholders of the Series for the fiscal year ended September 30, 2005 contains a portfolio of the investments of the Funds as of September 30, 2005, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report and the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report, which includes the Report of Independent registered Public Accounting Firm, will be furnished, without charge, to investors who request copies of this SAI.


                              General Information

The Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Trust into any number of other classes without further action by shareholders. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

As a general matter, the Trust will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c) with respect to any termination or reorganization of the Trust or any series, including the Fund, to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new series, abolishing series when there are no units thereof outstanding, changing the name of the Trust or the name of any series, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Code, or applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the Shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (f) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Trust, any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

The shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of the Trust's outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustee shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not significantly affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a series' assets for any shareholder held personally liable for obligations of such series.


Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for the Funds. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Funds.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, have been selected as auditors of the Funds. Their address is Two World Financial Center, New York, New York 10281.

                                  APPENDIX A

MOODY'S INVESTORS SERVICE (MOODY'S)
MUNICIPAL BONDS


US Municipal and Tax-Exempt Ratings

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

Municipal Long-Term Rating Definitions

Aaa: Issuers or issues rated "Aaa" demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated "Aa" demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated "A" present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated "Baa" represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated "Ba" demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated "B" demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated "Caa" demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated "Ca" demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated "C" demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody's appends numerical modifiers "1", "2", and "3" to each generic rating category from "Aa" through "Caa". The modifier "1" indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment-grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG 1" through "MIG 3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative-grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the "MIG" rating scale, the Variable Municipal Investment Grade or "VMIG" rating. When either the long- or short-term aspect of a "VRDO" is not rated, that piece is designated NR, e.g., "Aaa/NR" or "NR/VMIG 1". VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.


Short-Term Ratings


Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated "Prime-1" have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated "Prime-2" have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated "Prime-3" have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated "Not Prime" do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

STANDARD & POOR'S RATINGS SERVICES (S&P)
MUNICIPAL BONDS


Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

  . Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  .   Nature of and provisions of the obligation; and

  . Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circum-stances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "B" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.: An issue designated "N.R." is not rated.

Commercial Paper

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.


Variable-Rate Demand Bonds


S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

                                  APPENDIX B

                     RISK FACTORS REGARDING INVESTMENTS IN
                        CALIFORNIA MUNICIPAL SECURITIES

The following information is a summary of special factors affecting investments in California Municipal Securities. It does not purport to be a complete description and contains the information set forth in "Appendix A" to the Official Statement issued by the State of California (the "State") for its public bond issue on November 3, 2005. For a copy of the complete Official Statement, you may call the California State Treasurer's Office at (800) 900-3873, and for a list of available Official Statements, you may visit www.treasurer.ca.gov/bonds/os.htm. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

   THE SECURITIES THAT THE FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF CALIFORNIA. THE STATE OF CALIFORNIA HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE FUND'S REGISTRATION STATEMENT (INCLUDING THIS
         STATEMENT OF ADDITIONAL INFORMATION) IS TRUTHFUL OR COMPLETE

                            The State of California

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
INTRODUCTION TO APPENDIX B................................................  B-1

RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES..................  B-2

STATE INDEBTEDNESS AND OTHER OBLIGATIONS..................................  B-2
   General................................................................  B-2
   Capital Facilities Financing...........................................  B-2
       General Obligation Bonds...........................................  B-2
       Commercial Paper Program...........................................  B-3
       Lease-Purchase Obligations.........................................  B-3
       Non-Recourse Debt..................................................  B-3
   Pension Obligation Bonds...............................................  B-4
   Economic Recovery Bonds................................................  B-4
   Tobacco Settlement Revenue Bonds.......................................  B-5
   Cash Flow Borrowings...................................................  B-5

STATE FINANCES............................................................  B-6
   The General Fund.......................................................  B-6
   The Special Fund for Economic Uncertainties............................  B-6
   Inter-Fund Borrowings..................................................  B-7
   State Warrants.........................................................  B-8
       Registered Warrants................................................  B-8
       Reimbursement Warrants.............................................  B-9
       Refunding Warrants.................................................  B-9
   Sources of Tax Revenue.................................................  B-9
       Personal Income Tax................................................ B-10
       Sales Tax.......................................................... B-10
       Corporation Tax.................................................... B-11
       Insurance Tax...................................................... B-11
       Estate Tax; Other Taxes............................................ B-11
       Special Fund Revenues.............................................. B-12
       Taxes on Tobacco Products.......................................... B-12
   Recent Tax Receipts.................................................... B-12
   State Expenditures..................................................... B-15
   State Appropriations Limit............................................. B-16
   Proposition 98......................................................... B-17
   Local Governments...................................................... B-19
       Vehicle License Fee................................................ B-20
       Trial Courts....................................................... B-20
       Welfare System..................................................... B-20
   Welfare Reform......................................................... B-20
   Pension Trusts......................................................... B-21
       CalPERS............................................................ B-22
       CalSTRS............................................................ B-24
       UC Regents......................................................... B-27
       Post Retirement Benefits........................................... B-29
   Repayment of Energy Loans.............................................. B-29
   Investment of Funds.................................................... B-29

THE BUDGET PROCESS........................................................
                                                                           B-31
   General................................................................ B-31
   Constraints on the Budget Process...................................... B-31

       Proposition 58 (Balanced Budget Amendment)......................... B-32
       Proposition 1A (Local Government Finance).......................... B-32
       Proposition 49 (After School Education Funding).................... B-33
       Proposition 63 (Mental Health Services)............................ B-33
   Budget Reform Constitutional Amendment - Proposition 76................ B-33

PRIOR FISCAL YEARS' BUDGETS............................................... B-33
   2002 Budget Act........................................................ B-34
   2003 Budget Act........................................................ B-34
   2004 Budget Act........................................................ B-35
       Fiscal Year 2004-05 Revised Estimates.............................. B-36
       Budget Summary for Fiscal Year 2004-05............................. B-37

CURRENT STATE BUDGET...................................................... B-37
   Background............................................................. B-38
   2005 Budget Act........................................................ B-38
       California Performance Review...................................... B-41
   Governor's Budget Reform Proposals and Related Initiative.............. B-41
   LAO Assessment of the 2005 State Budget................................ B-41
   Summary of State Revenues and Expenditures............................. B-44
   Revenue and Expenditure Assumptions.................................... B-46
   Development of Revenue Estimates....................................... B-48
   Economic Assumptions................................................... B-48

FINANCIAL STATEMENTS...................................................... B-49

OVERVIEW OF STATE GOVERNMENT.............................................. B-50
   Organization of State Government....................................... B-50
   Employee Relations..................................................... B-51

ECONOMY AND POPULATION.................................................... B-52
   Introduction........................................................... B-52
   Population and Labor Force............................................. B-52
   Employment, Income, Construction and Export Growth..................... B-54

LITIGATION................................................................ B-57
   Challenge Seeking Payment to Teachers' Retirement Board................ B-57
   Tax Refund Cases....................................................... B-57
   Environmental Matters.................................................. B-58
   Energy-Related Matters................................................. B-58
   Escheated Property Claims.............................................. B-59
   Actions Seeking Damages for Alleged Violations of Privacy Rights....... B-60
   Action Seeking a Cost of Living Adjustment for CalWORKs Recipients..... B-60
   Actions Seeking Program Modifications.................................. B-60
   Actions Seeking Medi-Cal Reimbursements................................ B-61
   Actions to Increase Amount of State Aid for Foster or Adopted
     Developmentally Disabled Dependent Children.......................... B-62
   Local Government Mandate Claims and Actions............................ B-62
   Action for Damages for Alleged Destruction at Indian Burial Sites...... B-63
   Actions Seeking to Enjoin Implementation of Certain Tribal Gaming
     Compacts............................................................. B-63
   Matter Seeking Validation of Pension Obligation Bonds.................. B-64
   Prison Healthcare Reform............................................... B-64
   Action Seeking Recalculation of Proposition 98 Minimum Funding
     Guarantee............................................................ B-64

STATE DEBT TABLES......................................................... B-64

[The Following Exhibits are Not Set Forth Herein]

EXHIBIT 1 - STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND
            DISBURSEMENTS, JULY 1, 2004 THROUGH JUNE 30, 2005 (UNAUDITED)
EXHIBIT 2 - STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND
            DISBURSEMENTS, JULY 1, 2005 THROUGH OCTOBER 31, 2005 (UNAUDITED)

INTRODUCTION TO APPENDIX B

Importance of APPENDIX B. APPENDIX B is the part of the Official Statement that provides investors with information concerning the State of California (the "State"). Investors are advised to read the entire Official Statement, including APPENDIX B, to obtain information essential to making an informed investment decision.

Payment Priority of General Obligation Bonds. The Bonds are general obligations of the state to which the full faith and credit of the State are pledged. Principal of, premium, if any, and interest on all State general obligation bonds, including the Bonds, are payable from any moneys in the General Fund of the State, subject only to the prior application of such moneys to the support of the public school system and public institutions of higher education.

California's Credit History. California has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

After reaching their lowest point in 2003, the ratings of the State's general obligation bonds have been raised by all three rating agencies in 2004 and 2005. Standard & Poor's has raised the State's general obligation credit rating from "BBB" to "A." Moody's has raised the rating from "Baal" to "A2." Fitch has raised the rating from "BBB" to "A." The most recent actions by Moody's and Fitch both took place in July, 2005.

Any revisions or withdrawal of a credit rating could have an effect on the market price and liquidity of the Bonds. The State cannot predict the timing or impact of future actions by the rating agencies. See also "RATINGS" in the forepart of this Official Statement.

Overview of APPENDIX B. APPENDIX B begins with a discussion of certain recent developments and a description of the types of debt instruments that the State has issued and is authorized to issue in the future. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS." A discussion of the State's current and projected cash flow is contained under "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings."

APPENDIX B continues with a discussion of the sources and uses of State funds. See "STATE FINANCES." The budget process and constraints on this process, as well as the budget proposed by the Governor and the economic assumptions underlying the revenue projections contained in the proposed budget, are discussed under "THE BUDGET PROCESS" and "CURRENT STATE BUDGET."

APPENDIX B incorporates by reference the Audited Annual Financial Statements of the State for the Year Ended June 30, 2004, together with certain information required by governmental accounting and financial reporting standards to be included in the Financial Statements, including a "Management's Discussion and Analysis" that describes and analyzes the financial position of the State and provides an overview of the State's activities for the fiscal year ended
June 30, 2004. In addition, APPENDIX B contains the State Controller's unaudited report of cash receipts and disbursements for the period July 1, 2004 through June 30, 2005 and July 1 through October 31, 2005. See "FINANCIAL STATEMENTS."

Governance, management and employee information is set forth under "OVERVIEW OF STATE GOVERNMENT." Demographic and economic statistical information is included under "ECONOMY AND POPULATION." APPENDIX B concludes with a description of material litigation involving the State (see "LITIGATION") and debt tables (see "STATE DEBT TABLES").

RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES

This section discusses certain significant developments regarding the State's economy or finances since the date of the Official Statement, dated November 3, 2005, relating to $3,000,000,000 State of California 2005-06 Revenue Anticipation Notes. Investors are advised to read this entire Appendix B.

On November 8, 2005, a special election was held at which several initiative propositions were placed before the voters, including several propositions supported by Governor Schwarzenegger. One such proposition, Proposition 76, would have made major changes in the State's financial practices. See "THE BUDGET PROCESS - Budget Reform Constitutional Amendment - Proposition 76." Election results reported by the Secretary of State show that all eight propositions on the ballot have failed, including Proposition 76. Although the final election results will not be certified until some time in December, the result for Proposition 76 is not expected to change.

On November 15, 2005, a Superior Court judge entered a decision in a case which sought judicial validation for the issuance by the State of pension obligation bonds. The judge ruled the bonds were not valid. The State plans to appeal, but even if the appeal is successful, it is not likely to be obtained in time to allow the State to issue any pension obligation bonds in fiscal year 2005-06. The State General Fund will therefore have to make a payment of about $525 million for a portion of the current fiscal year contribution to the California Public Employees' Retirement System which had been planned to be funded from the bonds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS - Pension Obligation Bonds" and "LITIGATION - Matter Seeking Validation of Pension Obligation Bonds."

On November 16, 2005, the independent Legislative Analyst's Office issued a report titled "California's Fiscal Outlook: LAO Projections 2005-06 Through 2010-11." The summary of the report on the LAO Website says: "The state's budget outlook for 2006-07 and beyond has improved considerably as a result of a major increase in revenues and significant savings adopted in the 2005-06 budget plan. The state, however, still faces major operating deficits in the next several years." See "CURRENT STATE BUDGET - LAO Assessment of 2005 State Budget."

STATE INDEBTEDNESS AND OTHER OBLIGATIONS

General

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

Capital Facilities Financing

   General Obligation Bonds

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. See "STATE FINANCES--State Expenditures." Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of November 1, 2005, the State had outstanding $46,863,422,000 aggregate principal amount of long-term general obligation bonds, of which $34,453,002,000 were payable primarily from the State's General Fund, and $12,410,420,000 were payable from other revenue sources. See "Economic Recovery Bonds" below. As of November 1, 2005, there were unused voter authorizations for the future issuance of $34,695,211,000 of long-term general obligation bonds. This latter figure consists of $19,422,331,000 of general obligation bonds which are authorized by State finance committees to be issued initially as commercial paper notes, described below, and $15,272,880,000 of other authorized but unissued general obligation bonds. Of this unissued amount, $4,757,105,000 is for bonds payable from other revenue sources (of which $115,570,000 is authorized for commercial paper notes). See the table "Authorized and Outstanding General Obligation Bonds" under "STATE DEBT TABLES."

General obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The State had outstanding $6,374,565,000 variable rate general obligation bonds (which includes the economic recovery bonds), representing about 13.6 percent of the State's total outstanding general obligation bonds as of November 1, 2005. The State issued an additional $1,000,000,000 of variable rate general obligation bonds on November 17, 2005, bringing the percentage of variable rate bonds to about 15.7 percent.

The Legislature has approved approximately $600 million of new bond authorization, for library construction, to be placed on the June 2006 primary election ballot. A $9.95 billion bond measure for high speed rail projects has been placed on the November 2006 general election ballot but legislation is pending to defer this measure until at least 2008. Additional bond proposals may also be added to the 2006 primary or general election ballots.

   Commercial Paper Program

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $1.5 billion in aggregate principal and interest commitments outstanding at any time. This amount may be increased or decreased in the future. As of November 1, 2005, the finance committees had authorized the issuance of up to $19,422,331,000 of commercial paper notes and, as of that date, $1,171,950,000 aggregate principal amount of general obligation commercial paper notes were outstanding. See "STATE DEBT TABLES" for information on the current outstanding amount of commercial paper notes.

   Lease-Purchase Obligations

In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of the State Constitutional provisions that require voter approval. For purposes of this Appendix A and the tables under "STATE DEBT TABLES," "lease-purchase obligation" or "lease-purchase financing" means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are a direct or indirect charge against the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. See "STATE FINANCES--Sources of Tax Revenue--Special Fund Revenues." The tables under "STATE DEBT TABLES" do not include equipment leases or leases which were not sold, directly or indirectly, to the public capital markets. The State had $7,803,215,074.62 General Fund-supported lease-purchase obligations outstanding as of November 1, 2005. The State Public Works Board, which is authorized to sell lease revenue bonds, had $3,164,643,000 authorized and unissued as of November 1, 2005. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.

   Non-Recourse Debt

Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had $47,299,610,438 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2005, as further described in the table "State Agency Revenue Bonds and Conduit Financing" under "STATE DEBT TABLES."

Detailed information regarding the State's long-term debt appears in the section "STATE DEBT TABLES."

Pension Obligation Bonds

Pursuant to the California Pension Restructuring Bond Act of 2004, Government Code Section 16940, et seq. (the "Restructuring Bond Act"), the State proposes to issue $560 million of pension obligation bonds, yielding a projected net benefit to the General Fund of $525 million, to make future contributions to the California Public Employees' Retirement System ("CalPERS"). The payment of the debt service on the pension obligation bonds will be payable from the General Fund. As with previous proposed pension bond issuances (as described below), the proposed pension obligation bonds are the subject of a validation action brought by the Pension Obligation Bond Committee for and on behalf of the State.

Pursuant to the Restructuring Bond Act, the Committee authorized the issuance of bonds to pay a portion of the State's pension obligation for fiscal year 2004-05 or a subsequent fiscal year. The Committee initiated a validation action seeking court determination that the bonds would not be in violation of the Constitutional debt limit because the proceeds of the bonds would be used to pay the State's employer contribution obligation to CalPERS, which is an "obligation imposed by law." The validation action was challenged in the court by the Pacific Legal Foundation, and this legal challenge prevented the issuance of the pension obligation bonds in time to pay the pension contribution during fiscal year 2004-05. The issuance of 2005-06 pension obligation bonds is also subject to this challenge. After a trial in the Sacramento County Superior Court, the judge ruled on November 15, 2005 that the bonds were not valid. The Committee intends to appeal, but the time required for such an appeal makes it unlikely the pension bonds can be issued in time to make fiscal year 2005-06 contributions to CalPERS. See "LITIGATION --Matter Seeking Validation of Pension Obligation Bonds."

The Restructuring Bond Act limits the maximum amount of bonds that can be issued to no more than one-third of the 20 years savings expected to result from restructuring the State's pension programs, estimated at $560 million. Chapter 215, Statutes 2004, includes reforms to the State's pension obligations, which the Administration estimates will reduce pension costs in a cumulative amount of $1.7 billion over the next 20 years. These reforms place all new hires to the State in miscellaneous and industrial retirement categories (approximately 70 percent of all new hires) into an alternate retirement program whereby they contribute to a defined contribution pension for the first two years of state service. During this time, the State makes no contributions to CalPERS on their behalf. See "CURRENT STATE BUDGET."

Economic Recovery Bonds

The California Economic Recovery Bond Act ("Proposition 57") was approved by the voters at the statewide primary election on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the economic recovery bonds is secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. In addition, as voter-approved general obligation bonds, the economic recovery bonds are secured by the State's full faith and credit. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. All proceeds from this quarter cent sales tax in excess of the amounts needed, on a semiannual basis, to pay debt service and other required costs of the bonds are required to be applied to the early retirement of the bonds. In addition, the following sources of funds are required to be used for early retirement of bonds:
(i) fifty percent of each annual deposit, up to $5 billion in the aggregate, of future deposits in the reserve fund created by the Balanced Budget Amendment (see "THE BUDGET PROCESS -- Constraints on the Budget Process --Proposition 58" below), and (ii) all proceeds from the sale of surplus State property.

The State has issued $10.896 billion principal amount of economic recovery bonds, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion during the 2003-04 fiscal year (of which, for budgetary purposes, approximately $9.242 billion was applied to the 2002-03 fiscal year and approximately $2.012 billion was applied to offset fiscal year 2004-05 General Fund expenditures). The State may issue the remainder of authorized economic recovery bonds at any time in the future, but the 2005 Budget Act assumes no economic recovery bonds will be issued in fiscal year 2005-06. See "CURRENT STATE BUDGET--2005 Budget Act."

Tobacco Settlement Revenue Bonds

In 1998 the State signed a settlement agreement with the four major cigarette manufacturers. Under the settlement agreement, the cigarette manufacturers agreed to make payments to the State in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San
Jose). The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the manufacturers' payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain "Previously Settled States" and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least
3 percent for inflation, compounded annually.

Chapter 414, Statutes of 2002, enacted Government Code Sections 63049 to 63049.5 (the "Tobacco Securitization Law"), which authorized the establishment of a special purpose trust to purchase those assets. The bill also authorized that entity to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. An initial sale of 56.57 percent of the State's tobacco settlement revenues producing $2.5 billion in proceeds was completed in January 2003.

A second sale of the remaining 43.43 percent of the State's tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003 (Series 2003B). Chapter 225, Statutes of 2003, amended the Tobacco Securitization Law to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested appropriation. In August, 2005, the Series 2003B Bonds were refinanced, retaining all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing. See "CURRENT STATE BUDGET -- 2005 Budget Act--Financial Instruments."

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

Cash Flow Borrowings

As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("Notes" or "RANs") in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. See "STATE FINANCES--State Warrants." RANs and RAWs are both payable from any "Unapplied Money" in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. "Priority Payments" are payments as and when due to:
(i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State), (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State, (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and
(iv) pay State employees' wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-

Cal claims, and any amounts determined by a court of competent jurisdiction to be required to be paid with State warrants that can be cashed immediately. See "STATE FINANCES" below.

The following table shows the amount of RANs and RAWs issued in the past five fiscal years and the current year.

                                    TABLE 1
      State of California Revenue Anticipation Notes and Warrants Issued
                        Fiscal Years 2001-02 to 2005-06

                                 Principal
                                   Amount
Fiscal Year         Type         (Billions)   Date of Issue     Maturity Date
----------- -------------------- ---------- ----------------- ----------------
2001-02.... Notes Series A-C      $  5.70   October 4, 2001   June 28, 2002
            RAWs Series A            1.50   June 24, 2002     October 25, 2002
            RAWs Series B            3.00   June 24, 2002     November 27, 2002
            RAWs Series C            3.00   June 24, 2002     January 30, 2003+
2002-03.... Notes Series A and C     6.00   October 16, 2002  June 20, 2003
            Notes Series B and D     3.00   October 16, 2002  June 27, 2003
            Notes Series E-G         3.50   November 6, 2002  June 20, 2003
            RAWs Series A and B    10.965   June 18, 2003     June 16, 2004
2003-04.... Notes                    3.00   October 28, 2003  June 23, 2004
2004-05.... Notes Series A-D         6.00   October 6, 2004   June 30, 2005
2005-06.... Notes                    3.00   November 10, 2005 June 30, 2006
--------
+  Called by the Controller and paid on November 27, 2002.

Source: State of California. Office of the Treasurer.

STATE FINANCES

The General Fund

The moneys of the State are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. For additional financial data relating to the General Fund, see the financial statements incorporated in or attached to this APPENDIX B. See "FINANCIAL STATEMENTS." The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor (including the annual Budget Act), as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The Special Fund for Economic Uncertainties

The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The State Controller may transfer amounts in the SFEU to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as "loans." The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.

The legislation creating the SFEU (Government Code Section 16418) contains a continuous appropriation from the General Fund authorizing the State Controller to transfer to the SFEU, as of the end of each fiscal year, the lesser of
(i) the unencumbered balance in the General Fund and (ii) the difference between the State's "appropriations subject to limitation" for the fiscal year then ended and its "appropriations limit" as defined in Section 8 of Article XIII B of the State Constitution and established in the Budget Act for that fiscal year, as jointly estimated by the Legislative

Analyst's Office and the Department of Finance. For a further description of
Article XIII B, see "State Appropriations Limit." In certain circumstances, moneys in the SFEU may be used in connection with disaster relief.

For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

See Table 2 entitled "Internal Borrowable Resources (Cash Basis)" for information concerning the recent balances in the SFEU and projections of the balances for the previous and current fiscal years. These estimates have not yet been updated to take into account the final 2005 Budget Act. As in any year, the Budget Act and related trailer bills are not the only pieces of legislation which appropriate funds. Other factors, including re-estimates of revenues and expenditures, existing statutory requirements and additional legislation introduced and passed by the Legislature may impact the fiscal year-end balance in the SFEU.

Inter-Fund Borrowings

Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. In the event the General Fund is or will be exhausted, the State Controller is required to notify the Governor and the Pooled Money Investment Board (the "PMIB," comprised of the State Director of Finance, the State Treasurer and the State Controller). The Governor may then order the State Controller to direct the transfer of all or any part of the moneys not needed in special funds to the General Fund, as determined by the PMIB. All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the General Fund to do so. Transfers cannot be made which will interfere with the objective for which such special fund was created, or from certain specific funds. When moneys transferred to the General Fund in any fiscal year from any special fund pursuant to the inter-fund borrowing mechanism exceed ten percent of the total additions to such special fund as shown in the statement of operations of the preceding fiscal year as set forth in the Budgetary (Legal Basis) annual report of the State Controller, interest must be paid on such excess at a rate determined by the PMIB to be the current earning rate of the Pooled Money Investment Account.

As of October 31, 2005, there were $4.580 billion of outstanding loans from the SFEU and other internal sources to the General Fund. See "STATE FINANCES--State Warrants" and EXHIBIT 2 -- "STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1 THROUGH OCTOBER 31, 2005 (UNAUDITED)."

Any determination of whether a proposed borrowing from one of the special funds is permissible must be made with regard to the facts and circumstances existing at the time of the proposed borrowing. The Attorney General of the State has identified certain criteria relevant to such a determination. For instance, amounts in the special funds eligible for inter-fund borrowings are legally available to be transferred to the General Fund if a reasonable estimate of expected General Fund revenues, based upon legislation already enacted, indicates that such transfers can be paid from the General Fund promptly if needed by the special funds or within a short period of time if not needed. In determining whether this requirement has been met, the Attorney General has stated that consideration may be given to the fact that General Fund revenues are projected to exceed expenditures entitled to a higher priority than payment of internal transfers, i.e., expenditures for the support of the public school system and public institutions of higher education and the payment of debt service on general obligation bonds of the State.

At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual Budget Act. Since the General Fund may reborrow from the transportation accounts any time after the annual repayment is made, the proposition does not have any adverse impact on the State's cash flow.

In addition to temporary inter-fund borrowings described in this section, budgets enacted in the current and past fiscal years have included other transfers and long-term loans from special funds to the General Fund. In some cases, such loans and transfers have the effect of reducing internal borrowable resources.

The following chart shows internal borrowable resources available for temporary loans to the General Fund on June 30 of each of the fiscal years 2001-02 through 2004-05 and estimates, as of July 27, 2005, for fiscal year 2005-06. See also EXHIBIT 1 -- "STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2004 THROUGH JUNE 30, 2005 (UNAUDITED)."

                                    TABLE 2
                         Internal Borrowable Resources
                                 (Cash Basis)
                                  (Millions)

                                                  June 30
                              ------------------------------------------------
                              2002/(a)/ 2003/(b)/ 2004/(c)/   2005    2006/(d)/
                              --------- --------- --------  --------- ---------
Available Internal
  Borrowable Resources....... $12,979.7 $10,401.5 $9,951.3  $10,005.3 $10,232.9
Outstanding Loans
   From Special Fund for
     Economic................   2,524.5       -0-      -0-        -0-   1,302.0
   Uncertainties.............
   From Special Funds and
     Accounts................     423.5       -0-      -0-        -0-     129.1
   Total Outstanding
     Internal Loans..........   2,948.0       -0-      -0-        -0-   1,431.1
Unused Internal Borrowable
  Resources.................. $10,031.7 $10,401.5 $9,951.3  $10,005.3 $ 8,801.8
--------
/(a)/ At June 30, 2002, the State also had $7.5 billion of outstanding external borrowings in the form of revenue anticipation warrants.

/(b)/ At June 30, 2003, the State also had $10.965 billion of outstanding external borrowings in the form of revenue anticipation warrants.

/(c)/ Includes the receipt of $11.254 billion of economic recovery bond proceeds to the General Fund resulting from the issuance of three series of economic recovery bonds.

/(d)/ Department of Finance estimates as of July 27, 2005.

Source: State of California, Department of Finance. Information for the fiscal years ended June 30, 2002 through June 30, 2004, are actual figures. Figures for the fiscal year ending June 30, 2006 were estimated as of July 27, 2005 by the Department of Finance.

State Warrants

No money may be drawn from the State Treasury except upon a warrant duly issued by the State Controller. The State Controller is obligated to draw every warrant on the fund out of which it is payable for the payment of money directed by State law to be paid out of the State Treasury; however, a warrant may not be drawn unless authorized by law and unless unexhausted specific appropriations provided by law are available to meet it. State law provides two methods for the State Controller to respond if the General Fund has insufficient "Unapplied Money" available to pay a warrant when it is drawn, referred to generally as "registered warrants" and "reimbursement warrants." "Unapplied Money" consists of money in the General Fund for which outstanding warrants have not already been drawn and which would remain in the General Fund if all outstanding warrants previously drawn and then due were paid subject to the prior application of such money to obligations of the State with a higher priority. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings." Unapplied Money may include moneys transferred to the General Fund from the SFEU and internal borrowings from State special funds (to the extent permitted by law). See "STATE FINANCES--The Special Fund for Economic Uncertainties" and "--Inter-Fund Borrowings."

   Registered Warrants

If a warrant is drawn on the General Fund for an amount in excess of the amount of Unapplied Money in the General Fund, after deducting from such Unapplied Money the amount, as estimated by the State Controller, required by law to be set apart for obligations having priority over obligations to which such warrant is applicable, the warrant must be registered by the State Treasurer on the reverse side as not paid because of the shortage of funds in the General Fund. The State Controller then delivers such a "registered warrant" to persons or entities (e.g., suppliers and local governments) otherwise entitled to receive payments from the State. A registered warrant bears interest at a rate designated by the PMIB up to a maximum of five percent per annum or at a higher rate if issued for an unpaid revenue anticipation note or in connection with some form of credit enhancement. Registered warrants may or may not have a fixed maturity date. Registered warrants that have no fixed maturity date, and registered warrants that bear a maturity date but, for lack of Unapplied Moneys, were not paid at maturity, are paid, together with all interest due, when the Controller, with the approval of the PMIB, determines payment will be made. The State Controller then notifies the State Treasurer, who publishes a notice that the registered warrants in question are payable. The duties of the Controller and the PMIB are ministerial in nature, and the Controller and the PMIB may not legally refuse to pay the principal of or interest on any registered warrants on any date Unapplied Moneys are available in the General Fund after all Priority Payments have been made on that date.

   Reimbursement Warrants

In lieu of issuing individual registered warrants to numerous creditors, State law provides an alternative procedure whereby the Governor, upon request of the Controller, may authorize utilizing the General Cash Revolving Fund in the State Treasury to borrow from other State special funds to meet payments authorized by law. The Controller may then issue "reimbursement warrants" in the financial market at competitive bid to reimburse the General Cash Revolving Fund, thereby increasing cash resources for the General Fund to cover required payments. The General Cash Revolving Fund exists solely to facilitate the issuance of reimbursement warrants. Reimbursement warrants may have a fixed maturity date.

The principal of and interest on reimbursement warrants must be paid by the Treasurer on their respective maturity dates from any Unapplied Money in the General Fund and available for such payment. In the event that Unapplied Money is not available for payment on the respective maturity dates of reimbursement warrants, and refunding warrants (see "--Refunding Warrants") have not been sold at such times as necessary to pay such reimbursement warrants, such reimbursement warrants will be paid, together with all interest due thereon (including interest accrued at the original interest rate after the maturity date), at such times as the Controller, with the approval of the PMIB, may determine.

The State issued reimbursement warrants on several occasions in order to meet its cash needs during the period 1992-1994, when State revenues were severely reduced because of an economic recession. Facing renewed economic pressures, the State issued reimbursement warrants in June 2002 and in June 2003. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings."

   Refunding Warrants

If there is not sufficient Unapplied Money in the General Fund to pay maturing reimbursement warrants, the Controller is authorized under State law, with the written approval of the Treasurer, to offer and sell a new issue of reimbursement warrants as refunding warrants to refund the prior, maturing reimbursement warrants. Proceeds of such refunding warrants must be used exclusively to repay the maturing warrants. In all other respects, refunding warrants have the same legal status and provisions as reimbursement warrants, as described above.

Sources of Tax Revenue

The 2005 Budget Act estimates of General Fund tax revenues have increased by
6.8 percent in fiscal year 2004-05 and are projected to increase by 5.7 percent in fiscal year 2005-06. Further information on state revenues is contained under "CURRENT STATE BUDGET" and "STATE FINANCES--Recent Tax Receipts." See Table 4 entitled "Comparative Yield of State Taxes--All Funds, 2000-01 Through 2005-06" for a comparison, by amount received, of the sources of the state's tax revenue.

Chapter 226, Statutes of 2004, created a personal income tax, corporate tax, and sales and use tax amnesty program for 2002 and prior tax years. Penalties were waived for taxpayers who applied for amnesty during the amnesty period of February 1, 2005 to March 31, 2005. Although taxpayers had to apply within this time frame, taxpayers had until the end of May 2005 to submit their tax returns and pay amounts owed. At the conclusion of amnesty, taxpayers who could have applied for amnesty but did not are subject to higher penalties if found to owe additional amounts for amnesty years. The 2005-06 May Revision estimated a net multi-year General Fund revenue gain from the amnesty program of $380 million. See "PRIOR FISCAL YEARS' BUDGETS--2004 Budget Act--Fiscal Year 2004-05 Revised Estimates."

   Personal Income Tax

The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT"), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the Franchise Tax Board indicates that the top 1 percent of taxpayers paid 38.7 percent of the total personal income tax in tax year 2003.

Proposition 63, approved by the voters in the November 2004 election, imposes a 1 percent surcharge on taxpayers with taxable income over $1 million. The proceeds of the tax surcharge are required to be used to expand county mental health programs.

Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.7 percent and as little as 5.6 percent of General Fund revenues in the last ten years. The 2005-06 May Revision estimates that capital gains and stock option tax receipts will account for 10.8 percent of General Fund revenues in each of fiscal years 2004-05 and 2005-06. See "CURRENT STATE BUDGET-- Economic Assumptions."

   Sales Tax

The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

As of January 1, 2005, the breakdown of the base state and local sales tax rate of 7.25 percent is as follows:

   .   5 percent imposed as a state General Fund tax;

   . 0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

   . 0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

   . 1 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and
       0.75 percent for city and county general-purpose use; and

   . 0.25 percent deposited into the Fiscal Recovery Fund to repay the state's economic recovery bonds (the "Special Sales Tax").

Existing law provides that 0.25 percent of the basic 5 percent state tax rate may be suspended in any calendar year upon certification by the Director of Finance by November 1 in any year in which both of the following occur: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent sales and use tax rate) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent sales and use tax rate) and (2) actual revenues for the period May l through September 30 equal or exceed the May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2006. See "CURRENT STATE BUDGET-- Summary of State Revenues and Expenditures" for a projection of the fiscal year 2004-05 General Fund reserve.

Existing law provides that the Special Sales Tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all economic recovery bonds and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all economic recovery bonds and related obligations to final maturity. At such time the Special Sales Tax will terminate and the city and county portion of taxes under the Uniform Local Sales and Use Tax will be automatically increased by 0.25 percent.

Senate Constitutional Amendment No. 4, approved by the voters as Proposition 1A in the November 2004 election, amended the state Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by restricting the state from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions. See "STATE FINANCES--Local Governments."

   Corporation Tax

Corporation tax revenues are derived from the following taxes:

1. The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the state.

2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3. The AMT is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4. A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

5. Sub-Chapter S corporations are taxed at 1.5 percent of profits.

On February 23, 2004, the U.S. Supreme Court denied the Franchise Tax Board's appeal requesting review of the decision in Farmer Brothers Company v. Franchise Tax Board, a tax refund case which involved the deductibility of corporate dividends. The exact amount and timing of such refunds is yet to be determined, although potential revenue losses could total $400 million over several fiscal years through 2007-08 (some revenue gains are expected in fiscal years after that). These revenue losses are included in state budget projections for fiscal years 2004-05 and 2005-06.

   Insurance Tax

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.

   Estate Tax; Other Taxes

The California estate tax is based on the state death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 (the "Economic Growth and Tax Relief Reconciliation Act") phases out the federal estate tax by 2010. As a consequence, the Economic Growth and Tax Relief Reconciliation Act resulted in the reduction of the state estate tax revenues by 25 percent in calendar year 2002, 50 percent in calendar year 2003, and 75 percent in calendar year 2004, and the elimination of the state estate tax beginning in calendar year 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with the state's estate tax, unless future federal legislation is enacted to make the provisions permanent. See Table 4 entitled "Comparative Yield of State Taxes--All Funds, 2000-01 Through 2005-06."

Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

   Special Fund Revenues

The California Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income:

   . Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

   . Charges for special services to specific functions, including such items as business and professional license fees.

   . Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle related taxes and fees accounted for about 40 percent of all special fund revenues in fiscal year 2003-04. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2003-04, $7.7 billion was derived from the ownership or operation of motor vehicles. About $3.2 billion of this revenue was returned to local governments. The remainder was available for various state programs related to transportation and services to vehicle owners. For a discussion of proposed agreements to replace vehicle license fees with increased property tax revenues, see "STATE FINANCES--Local Governments--Vehicle License Fee."

   Taxes on Tobacco Products

As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the state imposes an excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows:

1. Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non-cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2. Twenty-five cents of the per-pack tax on cigarette's and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3. Ten cents of the per-pack tax is allocated to the state's General Fund.

4. The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

Recent Tax Receipts

The following table shows the trend of major General Fund and total taxes per capita and per $100 of personal income for the past five years, and the current fiscal year.

                                    TABLE 3
                              Recent Tax Receipts

                                        Trend of State       Taxes per $100
                                    Taxes per Capita/(a)/  of Personal Income
                                    ---------------------- ------------------
Fiscal Year                         General Fund   Total   General Fund Total
-----------                         ------------ --------- ------------ -----
2000-01............................  $2,219.08   $2,585.05    $6.85     $7.99
2001-02............................   1,801.21    2,105.46     5.52      6.45
2002-03............................   1,833.10    2,133.14     5.65      6.57
2003-04............................   1,951.35    2,267.72     5.92      6.89
2004-05/(b)/.......................   2,129.12    2,501.19     6.19      7.27
2005-06/(b)/.......................   2,204.25    2,595.23     6.15      7.24
--------
/(a)/ Data reflect population figures based on the 2000 Census.

/(b)/ Estimated.

Source: State of California, Department of Finance.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The following table gives the actual and estimated revenues by major source for the last five years, and the current fiscal year. This table shows taxes that provide revenue both to the General Fund and state special funds.

                                    TABLE 4
                 Comparative Yield of State Taxes -- All Funds
                            2000-01 Through 2005-06
                           (Modified Accrual Basis)
                                  (Thousands)

                                                                              Inheritance,
Year Ending             Sales and         Personal                             Estate and
June 30                 Use/(a)/           Income      Corporation  Tobacco    Gift/(b)/
-----------          -----------      -----------      ----------- ---------- ------------
2001................ $26,616,073/(f)/ $44,618,532      $6,899,322  $1,150,869   $934,709
2002................  26,004,521/(f)/  33,051,107       5,333,030   1,102,806    890,627
2003................  27,177,756/(f)/  32,713,830       6,803,583   1,055,505    647,372
2004................  28,948,622/(f)/  36,398,983       7,019,216   1,081,588    397,848
2005/(e)/...........  29,376,900/(g)/  42,286,000/(h)/  7,674,000   1,075,200    220,000
2006/(e)/...........  31,318,538/(g)/  43,913,470/(h)/  8,821,930   1,047,100          0

                                                   Motor      Motor
Year Ending                    Alcoholic Horse    Vehicle    Vehicle
June 30             Insurance  Beverages Racing  Fuel/(c)/  Fees/(d)/
-----------         ---------- --------- ------- ---------- ----------
2001............... $1,496,556 $288,450  $42,360 $3,142,142 $5,286,542
2002...............  1,595,846  292,627   42,247  3,295,903  3,836,795
2003...............  1,879,784  290,564   40,509  3,202,512  3,965,410
2004...............  2,114,980  312,826   42,143  3,324,883  4,415,126
2005/(e)/..........  2,212,000  312,000   42,049  3,357,313  4,868,178
2006/(e)/..........  2,300,000  315,000   42,799  3,440,973  5,060,026
--------
/(a)/ Numbers include local tax revenue from the 0.5 percent rate increase dedicated to local governments for the State-local health and welfare program realignment program. The 0.5 percent rate is equivalent to about $2.4 billion to $2.7 billion per year. The figures also reflect a statutory 0.25 percent reduction that occurred only during calendar year 2001.

/(b)/ The State estate tax is based on the State death tax credit allowed against the federal estate tax. As a result, the federal Economic Growth and Tax Relief Reconciliation Act progressively reduced the State estate tax in calendar years 2002 through 2004 and eliminate it beginning in calendar year 2005.

/(c)/ Motor vehicle fuel tax (gasoline), use fuel tax (diesel and other fuels), and jet fuel.

/(d)/ Registration and weight fees, motor vehicle license fees and other fees.
      Represents a reduction of vehicle license fee rate on July 1, 2001 from
      1.3 percent of vehicle depreciable value to 0.65 percent. Effective
      July 1, 2005, the rate was reset at 0.65 percent.

/(e)/ Estimated as of 2005 Budget Act.

/(f)/ The figures do not include voter approved local revenue, the 1 percent local city and county operations revenue (Bradley-Burns), or the 0.25 percent county transportation funds revenue. Figures do include the 0.5 percent Local Public Safety Fund revenue.

/(g)/ Unlike the figures for fiscal years ending June 30, 2001 through June 30, 2004, these estimated figures do not include the 0.5 percent Local Public Safety Fund revenue. These estimated figures also do not include voter approved local revenue, the 1 percent local city and county operations revenue (Bradley-Burns), or the 0.25 percent county transportation funds revenue. Estimate for fiscal year 2004-05 includes $1.169 billion and for fiscal year 2005-06 includes $1.361 billion for a temporary one-quarter cent tax increase to be deposited in the Fiscal Recovery Fund and used for repayment of the economic recovery bonds. See "Sources of Tax Revenue-Sales Tax."

/(h)/ Includes the revenue estimate for a 1 percent surcharge on taxpayers with taxable income over $1 million, with the proceeds funding mental health programs pursuant to Proposition 63.

NOTE: This table shows taxes that provide revenue both to the General Fund and State special funds. Also, some revenue sources are dedicated to local governments. This accounts for differences between the information in this table and Table 17.

Source: Fiscal years 2000-01 through 2003-04: State of California, Office of the State Controller. Fiscal years 2004-05 and 2005-06: State of California, Department of Finance.

State Expenditures

The following table summarizes the major categories of State expenditures, including both General Fund and special fund programs.

                                    TABLE 5
                            Governmental Cost Funds
                               (Budgetary Basis)
              Schedule of Expenditures by Function and Character
                        Fiscal Years 1999-00 to 2003-04
                                  (Thousands)

                                                   1999-00      2000-01      2001-02      2002-03      2003-04
                                                 -----------  -----------  -----------  -----------  -----------
Function
Legislative, Judicial, Executive
   Legislative.................................. $   232,323  $   262,370  $   265,312  $   276,462  $   284,894
   Judicial/(a)/................................   1,372,681    1,478,710    1,633,518    2,524,446    2,634,409
   Executive....................................   1,241,219    1,352,128    1,371,891    1,283,297    1,329,557
State and Consumer Services.....................     856,096      950,192    1,100,942      955,054      946,584
Business, Transportation and Housing
   Business and Housing.........................     156,499      601,053      240,237      184,573      235,742
   Transportation...............................   5,549,520    4,417,139    6,052,926    3,712,133    6,077,810
Technology, Trade and Commerce/(b)/.............     488,489      140,833       81,832       50,335       10,262
Resources.......................................   1,858,844    3,349,003    2,284,269    1,993,957    2,100,200
Environmental Protection........................     689,678      869,539      993,144      762,052      749,988
Health and Human Services.......................  21,806,291   24,204,531   26,563,743   27,420,865   26,793,410
Correctional Programs...........................   4,412,542    4,952,927    5,242,369    5,614,849    5,246,381
Education
   Education-K through 12.......................  26,356,838   28,720,596   28,078,228   27,611,356   28,696,655
   Higher Education.............................   8,553,343    9,655,954    9,945,193    9,951,749    9,487,413
Labor and Workforce Development/(c)/............         N/A          N/A          N/A      250,616      239,051
General Government
   General Administration.......................     982,923    1,294,587    2,475,564    1,830,280    3,580,718
   Debt Service.................................   2,072,960    2,270,649    2,432,942    2,067,815    2,103,756
   Tax Relief...................................   1,840,129    4,655,826    3,028,703    4,446,940    3,782,731
   Shared Revenues..............................   3,677,687    4,385,429    5,528,996    2,784,970    2,664,766
   Brown vs. US Dept. of Health and Human
     Services...................................          --           --       96,000
   Other Statewide Expenditures.................     580,307      635,475      476,170      526,863      825,833
Expenditure Adjustment for Encumbrances/(d)/....    (628,506)  (1,943,208)    (681,856)   2,365,728      363,473
Credits for Overhead Services by General Fund...    (170,594)    (197,343)    (251,575)    (288,871)    (326,928)
Statewide Indirect Cost Recoveries..............     (37,423)     (36,610)     (47,862)     (50,313)     (59,081)
                                                 -----------  -----------  -----------  -----------  -----------
   Total........................................ $81,891,846  $92,019,780  $96,910,686  $96,275,156  $97,767,624
                                                 ===========  ===========  ===========  ===========  ===========
Character
   State Operations............................. $22,864,874  $24,850,286  $27,994,343  $26,241,065  $28,208,541
   Local Assistance.............................  58,369,828   66,087,018   67,993,721   69,043,191   68,086,507
   Capital Outlay...............................     657,144    1,082,476      922,622      990,900    1,472,576
                                                 -----------  -----------  -----------  -----------  -----------
       Total.................................... $81,891,846  $92,019,780  $96,910,686  $96,275,156  $97,767,624
                                                 ===========  ===========  ===========  ===========  ===========

--------
/(a)/ Included in this amount are the expenditures of the Trial Court Trust
      Fund. As of July 1, 2002, the Trial Court Trust Fund was reclassified to a Governmental Cost Fund from a Non-Governmental Cost Fund.

/(b)/ As of January 2004, Technology, Trade and Commerce was abolished per
      Assembly Bill 1757 of 2003, Chapter 229. Funds that were abolished were transferred to the General Fund.

/(c)/ Legislation was enacted effective January 1, 2003 which created a new agency function called the Labor and Workforce Development. Fiscal year 2002-03 figure reflects the expenditure for the entire fiscal year. The following agencies were transferred from General Government to this new function: the Employment Development Department, the California Workforce Investment Board, the Agricultural Labor Relations Board, and the Department of Industrial Relations.

/(d)/ Expenditures for the State Highway Account (Fund 0042) and the Traffic
      Congestion Relief Fund (Fund 3007) are reported on a modified cash basis. This method of accounting eliminated all of the continuing appropriations in these two funds.

N/A - Not applicable

Source: State of California, Office of the State Controller.

State Appropriations Limit

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

The following table shows the Appropriations Limit for fiscal years 2001-02 through 2005-06.

As of the enactment of the 2005 Budget Act, the Department of Finance projected the Appropriations Subject to Limit to be $7.555 billion and $11.331 billion under the Appropriations Limit in fiscal years 2004-05 and 2005-06, respectively.

                                    TABLE 6
                          State Appropriations Limit
                                  (Millions)

                                                            Fiscal Years
                                         -------------------------------------------------
                                          2001-02   2002-03   2003-04   2004-05    2005-06
                                         --------  --------  --------  --------   --------
State Appropriations Limit.............. $ 59,318  $ 59,591  $ 61,702  $ 64,588   $ 68,890
Appropriations Subject to Limit.........  (42,240)  (45,832)  (47,921)  (57,033)*  (57,559)*
                                         --------  --------  --------  --------   --------
Amount (Over)/Under Limit............... $ 17,078  $ 13,759  $ 13,781  $  7,555*  $ 11,331*

--------
*  Estimated/Projected.

Source: State of California, Department of Finance.

Proposition 98

On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum level of funding. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of: (a) in general, a fixed percentage of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in State per capita personal income and enrollment ("Test 2"), or (c) a third test, which replaces Test 1 and Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3").

Legislation adopted prior to the end of the 1988-89 fiscal year implementing Proposition 98 determined the K-14 schools' funding guarantee under Test 1 to be 40.7 percent of General Fund tax revenues, based on 1986-87 appropriations. However, this percentage has since been adjusted to approximately 39.0 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes, since these changes altered the share of General Fund revenues received by schools. The Proposition 98 guarantee has typically been calculated under Test 2. Under Test 3, however, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus 0.5 percent. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a "credit" (called the "maintenance factor") to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year.

Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Article XIII B limit to K-14 schools in Test 1 years when additional moneys are available. No such transfers are anticipated during fiscal year 2005-06. See "STATE FINANCES--State Appropriations Limit."

The 2005 Budget Act reflects General Fund Proposition 98 expenditures in fiscal years 2003-04 through 2005-06, as outlined in the table below. The Budget includes full funding for statutory growth (0.69 percent) and COLA (4.23 percent) adjustments, and also reflects the deferral of Proposition 98 expenditures of $1.297 billion from fiscal years 2003-04 to 2004-05, $1.283 billion from fiscal years 2004-05 to 2005-06, and $1.303 billion from fiscal years 2005-06 to 2006-07.

                                    TABLE 7
                            Proposition 98 Funding
                                ($ in millions)

                                                                        Change From
                                   2003-04         2004-05     2005-06 Revised 2004-05
                               --------------- --------------- ------- ---------------
                               Enacted Revised Enacted Revised Enacted Amount  Percent
                               ------- ------- ------- ------- ------- ------  -------
K-12 Proposition 98
State General Fund............ $27,630 $28,162 $30,873 $30,877 $33,071 $2,194    7.11%
Local property tax revenue....  13,625  13,662  11,214  11,193  11,573    380    3.39
                               ------- ------- ------- ------- ------- ------   -----
   Subtotals/(a)/............. $41,255 $41,824 $42,087 $42,070 $44,644 $2,574    6.12%
Other Proposition 98
State General Fund............ $ 2,353 $ 2,368 $ 3,130 $ 3,132 $ 3,520 $  388   12.39%
Local property tax revenue....   2,105   2,100   1,772   1,739   1,804     65    3.74
                               ------- ------- ------- ------- ------- ------   -----
   Subtotals/(a)/............. $ 4,458 $ 4,468 $ 4,902 $ 4,871 $ 5,324 $  453    9.30%
Total Proposition 98
State General Fund............ $29,983 $30,529 $34,003 $34,009 $36,591 $2,582    7.59%
Local property tax revenue....  15,730  15,762  12,986  12,932  13,377    445    3.44
                               ------- ------- ------- ------- ------- ------   -----
   Totals/(a)/................ $45,713 $46,291 $46,989 $46,941 $49,968 $3,027    6.45%

--------
/(a)/ Totals may not add due to rounding.

Source: State of California. Department of Finance.

Proposition 98 permits the Legislature, by a two-thirds vote of both houses (on a bill separate from the Budget Act), and with the Governor's concurrence, to suspend the K-14 schools' minimum funding guarantee for a one-year period. Restoration of the Proposition 98 funding level to the level that would have been required in the absence of such a suspension occurs over future fiscal years according to a specified State Constitutional formula.

Legislation related to the 2004 Budget Act suspended the Proposition 98 minimum guarantee. At the time the 2004 Budget Act was enacted, this suspension was estimated to be $2.004 billion. However, subsequent growth in General Fund revenue has increased the estimated 2004-05 Proposition 98 guarantee calculation by an additional $1.823 billion, bringing the total value of the suspension to $3.827 billion. The 2005 Budget Act does not include additional 2004-05 Proposition 98 appropriations. This suspended amount is added to the existing maintenance factor, for a total estimated maintenance factor balance of $3.84 billion at the end of fiscal year 2005-06. As the factors used to determine this amount for fiscal year 2004-05 are not yet fixed, this amount may change and will be re-estimated as of the 2006-07 Governor's Budget, in January 2006. The maintenance factor balance is required to be restored to the Proposition 98 budget over future years as explained above. Therefore, suspending the minimum funding guarantee provides ongoing General Fund savings over multiple fiscal years until the maintenance factor is fully repaid. See "LITIGATION--Action Seeking Recalculation of Proposition 98 Minimum Funding Guarantee" for information regarding a lawsuit challenging the calculation of Proposition 98 funding for fiscal years 2004-05 and 2005-06 in light of the suspension of the Proposition 98 minimum guarantee in 2004-05.

Appropriations for fiscal years 2002-03 and 2003-04 are currently estimated to be $473.6 million and $583.9 million, respectively, below the amounts required by Proposition 98 because of increases in State tax revenues above previous estimates. Legislation enacted in August 2004 annually appropriates $150 million per year, beginning in fiscal year 2006-07, to repay prior year Proposition 98 obligations through the 2003-04 fiscal year, including $250.8 million owed from the 1995-96 and 1996-97 fiscal years, until these obligations are fully repaid. The current estimate of the remaining obligation is $1.292 billion. The 2005-06 budget funds $16.8 million toward these settle-up obligations, which will reduce the first 2006-07 settle-up appropriation, from $150 million to $133.2 million.

Local Governments

The primary units of local government in California are the counties, which range in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution ("Proposition 13"), was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

In the aftermath of Proposition 13, the state provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 and to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties. See "STATE FINANCES--Sources of Tax Revenue-Sales Tax" for a discussion of the impact of the economic recovery bond issuances on local sales taxes.

The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 (described below) dramatically changed the state-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the "state-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee ("VLF") rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax they receive. Under the state-local agreement and implementing legislation, for fiscal years 2004-05 and 2005-06 only, the replacement property taxes that cities and counties receive are reduced by $700 million. In future years, local governments will receive the full value of the VLF revenue, as described under "--Vehicle License Fee" below. Also for these two fiscal years, redevelopment agencies are required to shift $250 million, and special districts to shift $350 million, in property tax revenues they would otherwise receive to schools.

As part of the state-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters as Proposition 1A ("Proposition 1A") at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the state's access to local governments' property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the state will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe state fiscal hardship, two-thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The state also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the state cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A also prohibits the state from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the state does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass state action that transfers to cities, counties and special districts financial responsibility for a required program for which the state previously had partial or complete responsibility. The state mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights. See "THE BUDGET PROCESS--Constraints on the Budget Process--Proposition 1A."

   Vehicle License Fee

Prior to enactment of the 2004 Budget Act, vehicle license fees were assessed in the amount of two percent of a vehicle's depreciated market value for the privilege of operating a vehicle on California's public highways. A program to offset (or reduce) a portion of the VLF paid by vehicle owners was established by Chapter 322, Statutes of 1998. Beginning January 1, 1999, a permanent offset of 25 percent of the VLF paid by vehicle owners became operative. Various pieces of legislation increased the amount of the offset in subsequent years to the existing statutory level of 67.5 percent of two percent (resulting in an effective rate of 0.65 percent). This level of offset provided tax relief of $4.3 billion in fiscal year 2003-04.

In connection with the offset of the VLF, the Legislature authorized appropriations from the state General Fund to "backfill" the offset so that local governments, which receive all of the vehicle license fee revenues, would not experience any loss of revenues. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully "backfill" the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments would not be disadvantaged. In June 2003, the Director of Finance under the Davis Administration ordered the suspension of VLF offsets due to a determination that insufficient General Fund moneys would be available for this purpose, and, beginning in October 2003, VLF paid by vehicle owners were restored to the 1998 level. However, the offset suspension was rescinded by Governor Schwarzenegger on November 17, 2003, and offset payments to local governments resumed. Local governments received "backfill" payments totaling $3.80 billion in fiscal year 2002-03 and $3.1 billion in fiscal year 2003-04. In addition, the state-local agreement also provided for the repayment by August 2006 of the approximately $1.2 billion that was not received by local governments from July to October of 2003, which is the time period between the suspension of the offsets and the implementation of higher fees.

Beginning in fiscal year 2004-05, the state-local agreement permanently reduced the VLF rate to 0.65 percent, and eliminated the General Fund offset program. The State Constitution, amended by the voter approval of Proposition 1A in the November 2004 election, codifies the obligation of the state to provide replacement revenues to local governments for revenues lost as a result of the decrease in VLF rate below the current level of 0.65 percent of the market value of the vehicle.

The 2005-06 Budget Act provided for the early repayment, in fiscal year 2005-06, of the whole $1.2 billion in VLF backfill payments owed to local governments. This payment took place in August, 2005. See "CURRENT STATE BUDGET 2005-06 Budget Act."

   Trial Courts

Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. The State's trial court system will receive approximately $2 billion and $2.2 billion in State resources in fiscal years 2004-05 and 2005-06, respectively, and $475 million in resources from the counties in each fiscal year.

   Welfare System

The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform"). Under the CalWORKs (defined below) program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, with costs for administrative and supportive services capped at the 1996-97 levels. As noted above, counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties are still required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

Welfare Reform

The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the "Law") fundamentally reformed the nation's welfare system. The Law included provisions to: (i) convert Aid to Families with Dependent Children ("AFDC"), an entitlement program, to Temporary Assistance for Needy Families

("TANF"), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The TANF block grant formula under the Law is operative through December 31, 2005, as further described below.

Chapter 270, Statutes of 1997, embodies California's response to the federal welfare reforms. Effective January 1, 1998, California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the former AFDC and Greater Avenues to Independence programs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

Caseload under CalWORKs is continuing to flatten after many consecutive years of decline. The revised CalWORKs caseload projections are 491,700 cases in fiscal year 2004-05 and 487,300 cases in fiscal year 2005-06. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in fiscal year 1994-95. Since CalWORKs' inception in January 1998, caseload has declined by 33 percent, and the number of working recipients has increased from less than 20 percent in 1996 to nearly 50 percent in 2003.

California will continue to meet, but not exceed, the federally-required $2.7 billion combined state and county maintenance of effort ("MOE") requirement in fiscal years 2004-05 and 2005-06. In an effort to keep program expenditures within the TANF Block Grant and TANF MOE amounts, address the Administration's objective to alleviate the structural deficit between the state's revenues and expenditures, and better align CalWORKS program benefits with TANF programs in other states, the 2005 Budget Act suspends the July 2005 and July 2006 CalWORKs grant cost-of-living adjustments. The Budget also implements a new incentive system that sets aside TANF Block Grant funds in 2005-06 for allocation to counties in 2006-07 that meet specific CalWORKs program outcomes (see TANF reserve discussion below). These and other smaller CalWORKs program reductions are projected to result in savings totaling $242.7 million in 2005-06. Of this savings, $172.6 million is General Fund savings in other programs which is achieved by using federal TANF Block Grant funds to offset eligible General Fund expenditures in other departments.

The 2005 Budget Act includes total CalWORKs-related expenditures of $6.8 billion for fiscal year 2005-06, compared to $6.7 billion for fiscal year 2004-05. Both years include an augmentation of $191.9 million for employment services to enable recipients to move off of aid and into sustainable employment. The 2005 Budget includes a TANF reserve of $163 million, which is available for unanticipated needs in any program for which TANF Block Grant funds are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs. This reserve may be needed for such pressures as litigation or the cost of increased participation rate requirements that have been proposed at the federal level with the reauthorization of the TANF program. Of the $163 million in the reserve, $30 million is set aside as an incentive for counties who meet specific CalWORKs program outcomes in 2005-06.

Authorization for the TANF program currently ends December 31, 2005 (having been extended several times from its original September 30, 2002 expiration date). For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program prior to that date. While Congress and the President will consider several key policy changes, federal reauthorization legislation introduced to date would significantly increase the work participation rate requirements. One proposal would increase work participation rate requirements by 5 percent annually from the current statutory rate of 50 percent to 70 percent in federal fiscal year 2010. The State would need to make substantial investments in child care and employment services in order to meet the increased work participation rate requirements if this proposal was adopted. Failure to meet these increased requirements could result in significant federal penalties.

Pension Trusts

The three principal retirement systems in which the State participates are CalPERS, the California State Teachers' Retirement System ("CalSTRS") and the University of California Retirement System ("UCRS"). The assets and liabilities of the funds administered by these systems as well as certain other retirement funds administered by the State, are included in the financial statements of the State as fiduciary funds and described in Note 23 to the Audited Annual Financial Statements of the State of California for the year ended June 30, 2004 (the "Audited Financial Statements"), incorporated by reference in or attached to this APPENDIX A. See "FINANCIAL STATEMENTS."

   CalPERS

CalPERS administers the Public Employment Retirement Fund ("PERF"), which is a multiple-employer defined benefit plan. In addition to the State, employer participants, as of June 30, 2004, included 61 school employers and 1,443 other public agencies. As of the same date, PERF had 1,002,067 active and inactive program members and 413,272 benefit recipients. The payroll for State employees covered by PERF for fiscal year 2003-04 was approximately $12.7 billion.

Employees, except those participating in the non-contributory, second tier plan (and who receive generally lower benefits) contribute to PERF based upon required contribution rates. Approximately 6.5 percent of the employees participate in the second tier plan. As part of a memorandum of understanding with the employee unions, the State agreed to suspend employee contributions for miscellaneous and industrial employees for fiscal years 2002-03 and 2003-04. The impact on the unfunded liability from suspending the employee contribution for two years was $354.5 million. These contributions will be repaid over the next thirty years through contributions toward the unfunded liability.

Contributions to PERF are determined annually on an actuarial basis. Payments into PERF are made from the employer contributions, including the State, and employee contributions. State contributions are made from the General Fund, Special Funds, and Non-Governmental Cost Funds. The following table shows the State's contributions to PERF for fiscal years 2000-01 through 2004-05 and its estimated contribution for fiscal year 2005-06. Approximately 55 percent of the State contributions to PERF are made from the General Fund.

                                    TABLE 8
                          State Contribution to PERF
                        Fiscal Years 2000-01 to 2005-06

2000-01................................. $  156,700,000
2001-02.................................    677,200,000
2002-03.................................  1,190,000,000
2003-04.................................  2,213,000,000
2004-05.................................  2,564,000,000
2005-06/(1)/............................  2,429,000,000
--------
/(1)/ Estimated.

Source: State of California, Department of Finance.

The increased contributions from fiscal years 2000-01 through 2004-05 are primarily due to poor investment returns in the early 2000's. However, beginning in fiscal year 2001-02, approximately $500 million of the annual increase is attributable to benefit enhancements enacted in 1999.

The 2005 Budget Act includes an option for state miscellaneous and industrial retirement category employees to opt out of CalPERS, in which case the State will share the savings by augmenting employee pay with an amount equal to 50 percent of the normal cost for that employee. The 2005 Budget Act also assumes the issuance of $560 million of pension obligation bonds, yielding net proceeds of $525 million, to cover a portion of the State's retirement obligations for fiscal year 2005-06. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds."

Set forth below is a summary of additions and deductions from PERF for the past five fiscal years. These figures reflect activity for all employers, including the State.

                                    TABLE 9
                       Public Employees' Retirement Fund
                     Schedule of Additions and Deductions
                               ($ in millions)*

                                                       Year Ending June 30,
                                         ------------------------------------------------
                                           2000      2001      2002      2003      2004
                                         --------  --------  --------  --------  --------
Contributions: Employer................. $    363  $    322  $    801  $  1,925  $  4,262
Contributions: Employee.................    1,751     1,766     2,155     1,888     2,266
                                         --------  --------  --------  --------  --------
Total Contributions..................... $  2,114  $  2,088  $  2,956  $  3,813  $  6,528
Net Investment Income/(Losses)
  (including Appreciation)..............   16,579   (12,256)   (9,704)    5,474    24,266
Total Additions.........................   18,697   (10,160)   (6,744)    9,296    30,801
Total Deduction (Benefits Paid and
  Administrative Expenses)..............   (5,514)   (6,106)   (6,743)   (7,320)   (7,980)
Net Assets as of the Beginning of the
  Fiscal Year...........................  159,358   172,541   156,274   142,787   144,763
Net Assets as of the End of the Fiscal
  Year..................................  172,541   156,274   142,787   144,763   167,584
Change in Net Assets....................   13,183   (16,266)  (13,487)    1,975    22,821

--------
*  Totals may not add up due to adjustments.

Source: State of California, Comprehensive Annual Financial Reports, Year Ended
        June 30, 2000, 2001, 2002, 2003 and 2004.

Each employer (including the State) contributes an amount equal to the sum of the normal cost and amortization of the unfunded actuarial accrued liability, if any. Actuarial valuations of the PERF are performed as of June 30 of each year. The most recent valuation, dated June 30, 2004, showed an actuarial accrued unfunded liability allocable to State employees of $12.7 billion. The actuarial valuation for PERF was based upon an assumed 7.75 percent investment return. The average net rate of return experienced by PERF over the past fifteen years, ten years and five years (in each case through fiscal year 2003-04) has been 9.6 percent, 9.7 percent, and 3.5 percent, respectively.

On April 19, 2005, the Board of Directors of CalPERS adopted a new policy for calculating the actuarial value of assets, spreading market value asset gains and losses over 15 years (rather than the current 3 years) and changing the corridor limits for the actuarial value of assets from 90 percent-110 percent of market value to 80 percent-120 percent of market value. In addition, CalPERS will calculate the annual contribution amount with regard to gains and losses as a rolling 30 year amortization of all remaining unamortized gains or losses as opposed to the current 10 percent of such gains and losses. The effect of this policy will reduce the State's fiscal year 2005-06 General Fund contribution to CalPERS by $152 million ($251.5 million from all funds) from what was originally budgeted for fiscal year 2005-06, substantially all due to the longer spreading periods. These changes do not reflect any of the Governor's policy proposals in the same area.

Set forth below is a schedule of funding projections of the PERF with respect to the State's covered payroll. Actuarial information for each year is based upon an actuarial valuation performed as of the end of such fiscal year.

                                   TABLE 10
                       Public Employees' Retirement Fund
                 Schedule of Funding Projections (State only)
                                ($ in millions)

                                                        Year Ending June 30,
                                           ---------------------------------------------
                                             2000     2001     2002     2003      2004
                                           -------  -------  -------  --------  --------
Actuarial Value of Assets................. $65,948  $66,976  $62,201  $ 62,515  $ 67,081
Actuarial Accrued Liabilities (AAL)-entry
  age.....................................  59,685   64,567   68,854    74,450    79,800
Excess of Actuarial Value of Assets over
  AAL or Surplus (Unfunded) Actuarial
  Accrued Liabilities (UAAL)..............   6,263    2,409   (6,653)  (11,935)  (12,719)
Covered Payroll...........................  11,191   11,905   12,423    12,628    12,624
Funded Ratio..............................   110.5%   103.7%    90.3%     84.0%     84.1%

--------
Source: CalPERS State and Schools Actuarial Valuation, Year Ended June 30,
        2000, 2001, 2002, 2003 and 2004.

   CalSTRS

CalSTRS administers the Teacher's Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers' Retirement Plan ("STRP"). STRP is a cost-sharing, multi employer, defined benefit pension plan that provides for retirement, disability and survivor benefits to teachers and certain other employees of the California public school system. The STRP is comprised of three programs: the Defined Benefit Program ("DB Program"), the Defined Benefit Supplement Program ("DBS"), and the Cash Balance Benefit Program. Within the DB Program there is also a Supplemental Benefits Maintenance Account ("SBMA") which provides purchasing power protection for retired members. As of June 30, 2004, the DB Program had approximately 1,200 contributing employers, approximately 560,808 active and inactive program members and 193,245 benefit recipients.

The State's General Fund contributions to the DB Program and the SBMA are established by statute. The contribution rate to the DB Program is currently
2.017 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. This percentage resulted in a $472 million contribution for fiscal year 2004-05. The contribution rate to the SBMA is currently 2.5 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. This percentage resulted in a $585 million contribution for fiscal year 2004-05. In 2004, CalSTRS actuaries determined that there was an unfunded liability associated with the 1990 benefit structure and, as a result, the State was required to pay an additional 0.524 percent ($92 million from the General Fund) in fiscal year 2004-05 and one quarterly payment of $31 million in fiscal year 2005-06 to the DB Program. The 2004 valuation of CalSTRS found the 1990 benefit structure to be fully funded and the State will not be required to make this additional contribution in fiscal year 2005-06. The following table shows the State's contributions to CalSTRS for fiscal years 2000-01 through 2004-05 and its estimated contribution for fiscal year 2005-06.

                                   TABLE 11
                         State Contribution to CalSTRS
                        Fiscal Years 2000-01 to 2005-06

                                          DB Program      SBMA
                                         ------------ ------------
2000-01................................. $454,624,000 $447,729,000
2001-02.................................  384,749,000  487,025,000
2002-03.................................  430,538,000  544,984,000
2003-04.................................  450,895,000   58,868,000
2004-05.................................  563,867,000  584,925,000
2005-06/(1)/............................  499,697,000  581,367,000
--------
/(1)/ Estimated.

Source: State of California, Department of Finance.

The table above does not reflect the impact of the Superior Court decision requiring the State to pay $500 million of the contribution deferred in fiscal year 2003-04, to CalSTRS. See "LITIGATION--Challenge Seeking Payment to Teachers' Retirement Board."

Set forth below is a summary of additions and deductions from the DB Program for the past five fiscal years. These figures reflect activity for all employers, as well as the State's contribution.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                   TABLE 12
            State Teachers' Retirement Defined Benefit Program Fund
                     Schedule of Additions and Deductions
                              ($ in millions)/*/

                                                            Year Ending June 30,
                                              ------------------------------------------------
                                                2000      2001      2002      2003      2004
                                              --------  --------  --------  --------  --------
Contributions: Employer...................... $  1,591  $  1,884  $  1,725  $  1,968  $  2,047
Contributions: Employee......................    1,532     1,843     1,873     2,094     2,210
Contributions: State.........................      939       946       916     1,015       549
                                              --------  --------  --------  --------  --------
Total Contributions.......................... $  4,063  $  4,674  $  4,514  $  5,077  $  4,806
Net Investment Income/(Losses) (including
  Appreciation)                                 12,691   (10,232)   (6,297)    3,688    16,607
Total Additions..............................   16,753    (5,558)   (1,789)    8,765    21,412
Total Deduction (Benefits Paid and
  Administrative Expenses)...................   (3,756)   (4,086)   (4,639)   (5,102)   (5,723)
Net Assets as of the Beginning of the Fiscal
  Year.......................................   99,785   112,782   103,138    96,709   100,372
Net Assets as of the End of the Fiscal Year    112,782   103,138    96,709   100,372   116,061
Change in Net Assets.........................   12,997    (9,644)   (6,428)    3,663    15,689

--------
* Totals may not add up due to adjustments.

Source: State of California, Comprehensive Annual Financial Reports, Year Ended
        June 30, 2000, 2001, 2002, 2003 and 2004.

Each employer contributes 8.25 percent of payroll, while employees contribute 8 percent of pay. Actuarial valuations of the DB Program are typically performed as of June 30 of odd-numbered years. However, CalSTRS agreed to perform an actuarial valuation as of June 30, 2004. This valuation showed an actuarial accrued unfunded liability of $24 billion. The actuarial valuation of the DB Program was based upon an assumed 8 percent investment return. The average net rate of return experienced by the DB Program over the past fifteen years, ten years and five years (in each case through fiscal year 2003-04) was 9.5 percent, 9.6 percent and 3.7 percent, respectively.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Set forth below is a schedule for funding projections for the DB Program for the past five fiscal years. Actuarial information is based upon actuarial valuations performed as of the end of such fiscal year, except information as of June 30, 2002 is based upon actuarial valuation for June 30, 2001.

                                   TABLE 13
            State Teachers' Retirement Defined Benefit Program Fund
                        Schedule of Funding Projections
                                ($ in millions)

                                                       Year Ending June 30,
                                         ------------------------------------------------
                                           2000      2001    2002/(1)/   2003      2004
                                         --------  --------  --------  --------  --------
Actuarial Value of Assets............... $102,225  $107,654  $107,654  $108,667  $114,094
Actuarial Accrued Liabilities
  (AAL)-entry age.......................   93,124   109,881   109,881   131,777   138,254
Excess of Actuarial Value of Assets
  over AAL or Surplus (Unfunded)
  Actuarial Accrued Liabilities (UAAL)..    9,101    (2,227)   (2,227)  (23,110)  (24,160)
Covered Payroll.........................   18,244    20,585    20,585    23,867    23,764
Funded Ratio............................    109.8%     98.0%     98.0%     82.5%     82.5%

--------
/(1)/ Based upon actuarial valuation as of June 30, 2001.

Source: CalSTRS Defined Benefit Program Actuarial Valuation as of June 30,
        2000, 2001, 2002, 2003 and 2004.

   UC Regents

The University of California Retirement System consists of: (i) a retirement plan, which is a single employer defined benefit plan funded with university and employee contributions ("UCRP"); (ii) a voluntary early retirement incentive program, which is a defined benefit plan for employees who take early retirement ("PERS-VERIP"); and (iii) three defined benefit contributions plans. As of June 30, 2004, plan membership totaled 184,783, comprised of 123,717 active members, 21,328 inactive members, and 39,738 retirees and beneficiaries receiving benefits.

The State does not make any contributions to the University of California Retirement System. As of June 30, 2004, employee and employer contributions were not required to UCRP and PERS-VERIP, due to the fully funded status of each plan.

Set forth below is a summary of additions and deductions from the UC Regents Retirement Fund for the past five fiscal years.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                   TABLE 14
                 University of California Retirement Plan Fund
                     Schedule of Additions and Deductions
                              ($ in thousands)/*/

                                                                        Year Ending June 30,
                                                  ---------------------------------------------------------------
                                                      2000         2001         2002         2003         2004
                                                  -----------  -----------  -----------  -----------  -----------
Contributions: Employer.......................... $       438  $       517  $       118  $       811  $     5,150
Contributions: Employee..........................       3,248        4,405        2,954        7,060        2,503
                                                  -----------  -----------  -----------  -----------  -----------
Total Contributions.............................. $     3,686  $     4,922  $     3,072  $     7,871  $     7,653
Net Investment Income/(Losses) (including
  Appreciation)..................................   4,798,389   (2,301,959)  (3,460,714)   1,892,384    4,998,664
Total Additions..................................   4,802,075   (2,297,037)  (3,457,642)   1,900,255    5,006,317
Total Deduction (Benefits Paid and Administrative
  Expenses)......................................    (830,463)    (903,981)    (970,453)  (1,015,248)  (1,145,469)
Net Assets as of the Beginning of the Fiscal Year  38,099,306   42,070,918   38,869,900   34,441,805   35,326,812
Net Assets as of the End of the Fiscal Year......  42,070,918   38,869,900   34,441,805   35,326,812   39,187,660
Change in Net Assets.............................   3,971,612   (3,201,018)  (4,428,095)     885,007    3,860,848

--------
* Totals may not add up due to adjustments.

Source: State of California, Comprehensive Annual Financial Reports, Year Ended
        June 30, 2000, 2001, 2002, 2003 and 2004.

Set forth below is a schedule for funding, projections for the UCRP for the past five fiscal years. Actuarial information is based upon valuation performed as of the end of the fiscal year.

                                   TABLE 15
                 University of California Retirement Plan Fund
                        Schedule of Funding Projections
                                ($ in millions)

                                                                         Year Ending June 30,
                                                             -------------------------------------------
                                                               2000     2001     2002     2003     2004
                                                             -------  -------  -------  -------  -------
Actuarial Value of Assets................................... $37,026  $40,554  $41,649  $41,429  $41,293
Actuarial Accrued Liabilities (AAL)-entry age...............  24,067   27,451   30,100   32,955   35,034
Excess of Actuarial Value of Assets over AAL or Surplus
  (Unfunded) Actuarial Accrued Liabilities (UAAL)...........  12,959   13,103   11,549    8,474    6,259
Covered Payroll.............................................   5,903    6,539    7,227    7,734    7,835
Funded Ratio................................................   153.8%   147.7%   138.4%   125.7%   117.9%

--------
Source: University of California Retirement Plan Actuarial Valuation Report as of July 1, 2000, 2001, 2002, 2003 and 2004.

   Post Retirement Benefits

The State also provides post-employment health care and dental benefits to its employees, and recognizes these costs on a "pay-as-you-go" basis. The cost of these benefits in fiscal year 2005-06 is estimated at $895 million, in comparison to an estimated $796 million in fiscal year 2004-05 and $695 million for fiscal year 2003-04. As of June 30, 2004, approximately 120,900 retirees were enrolled to receive health benefits and 98,900 to receive dental benefits. The employer contribution for health premiums maintains the average 100/90 percent contribution formula established in the Government Code. Under this formula, the State averages the premiums of the four largest health benefit plans in order to calculate the maximum amount the state will contribute toward the retiree's health benefits. The State also contributes 90 percent of this average for the health benefits of each of the retiree's dependents. Employees vest for this benefit after serving ten years with the State. With ten years of service credit, employees are entitled to 50 percent of the state's full contribution. This rate increases by 5 percent per year and with 20 years of service, the employee is entitled to the full 100/90 formula.

On June 21, 2004, GASB released its Governmental Accounting Standard Board Statement No. 45, Accounting and Financial Reporting by Employers for Postemployment Benefits Other Than Pensions ("Statement No. 45"). Statement
No. 45 establishes standards for the measurement, recognition and display of post-employment healthcare as well as other forms of post-employment benefits, such as life insurance, when provided separately from a pension plan expense or expenditures and related liabilities in the financial reports of state and local governments. Under Statement No. 45, governments will be required to:
(i) measure the cost of benefits, and recognize other post-employment benefits expense, on the accrual basis of accounting in periods that approximate employees' years of service; (ii) provide information about the actuarial liabilities for promised benefits associated with past services and whether, or to what extent, those benefits have been funded; and provide information useful in assessing potential demands on the employer's future cash flows. Statement 45 reporting requirements are effective for the State in the fiscal year beginning July 1, 2007. To date, the State has not actuarially computed its liability for post-employment health care benefits.

Additional information concerning post retirement benefits can be found in Note 24 to the Audited Financial Statements. See "FINANCIAL STATEMENTS."

Repayment of Energy Loans

The Department of Water Resources of the State ("DWR") borrowed $6.1 billion from the General Fund of the State for DWR's power supply program between January and June 2001. DWR issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million.

The cost of the loans from the General Fund and the banks and commercial lenders that financed DWR's power supply program costs during 2001 exceeded DWR's revenues from the sale of electricity. Since that time, the power supply program has become self-supporting, and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the three major investor-owned electric utilities (the "IOUs") resumed responsibility for obtaining electricity for their customers.

The general purpose of the power supply program has been to provide to customers of the IOUs the portion of their power not provided by the IOUs. The primary source of money to pay debt service on the DWR revenue bonds is revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

Investment of Funds

Moneys on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account ("PMIA"). As of
October 31, 2005, the PMIA held approximately $36.4 billion of State moneys, and $15.6 billion invested for about 2,654 local governmental entities through the Local Agency Investment Fund ("LAIF"). The assets of the PMIA as of October 31, 2005, are shown in the following table:

                                   TABLE 16
          Analysis of the Pooled Money Investment Account Portfolio*

                                                                     Percent
                                                          Amount       of
Type of Security                                        (Thousands)   Total
----------------                                        -----------  -------
U.S. Treasury.......................................... $ 4,308,076     8.3%
Commercial Paper.......................................   6,272,713    12.1
Certificates of Deposits...............................  10,605,114    20.4
Corporate Bonds........................................   1,039,625     2.0
Federal Agency.........................................  13,677,612    26.3
Bankers Acceptances....................................          --     0.0
Bank Notes.............................................   1,350,000     2.6
Loans Per Government Code..............................   7,443,278    14.3
Time Deposits..........................................   7,525,495    14.5
Repurchases............................................          --     0.0
Reverse Repurchases....................................    (198,900)   -0.4
                                                        -----------   -----
                                                        $52,023,013   100.0%
                                                        ===========   =====
--------
* Totals may differ due to rounding.

Source:State of California, Office of the Treasurer.

The State's treasury operations are managed in compliance with the California Government Code and according to a statement of investment policy which sets forth permitted investment vehicles, liquidity parameters and maximum maturity of investments. The PMIA operates with the oversight of the PMIB. The LAIF portion of the PMIA operates with the oversight of the Local Agency Investment Advisory Board (consisting of the State Treasurer and four other appointed members).

The Treasurer does not invest in leveraged products or inverse floating rate securities. The investment policy permits the use of reverse repurchase agreements subject to limits of no more than 10 percent of the PMIA. All reverse repurchase agreements are cash matched either to the maturity of the reinvestment or an adequately positive cash flow date which is approximate to the maturity of the reinvestment.

The average life of the investment portfolio of the PMIA as of October 31, 2005 was 177 days.

THE BUDGET PROCESS

General

The State's fiscal year begins on July 1 and ends on June 30 of the following year. The State's General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. As required by the Balanced Budget Amendment ("Proposition 58") and as described below, beginning with fiscal year 2004-05, the Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill.

Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. See "THE BUDGET PROCESS--Constraints on the Budget Process" below. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

Appropriations also may be included in legislation other than the Budget Act. Except as noted in the previous paragraph and in the next sentence, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing appropriations for K-12 schools or community colleges ("K-14 education") only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.

Funds necessary to meet an appropriation are not required to be in the State Treasury at the time an appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

Constraints on the Budget Process

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, restricted the use of the State's General Fund or special fund revenues, or otherwise limited the Legislature and the Governor's discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Proposition 13, passed in 1978, which, among other things, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature. Examples of provisions restricting the use of General Fund revenues are Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education, and Proposition 10, passed in 1988, which raised taxes on tobacco products and mandated how the additional revenues would be expended. See "STATE FINANCES--Proposition 98" and "--Sources of Tax Revenue--Taxes on Tobacco Products."

More recently, a new series of Constitutional amendments sponsored by Governor Schwarzenegger and approved by the voters, have also affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits, and Proposition 1A, approved in 2004, which limits the Legislature's power over local revenue sources. These, and other recent constitutional amendments affecting the budget process, are described below. In addition, the 2005-06 Governor's Budget includes budget reforms that propose new Constitutional initiatives, including an amendment that would require across-the-board spending reductions to close a budget gap if the Legislature does not act within a certain period of time. These proposals are also described below.

   Proposition 58 (Balanced Budget Amendment)

Proposition 58, approved by the voters in 2004, requires the State to enact a balanced budget, establish a special reserve in the General Fund and restricts future borrowing to cover fiscal year end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special session to deal with the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the Legislature would be prohibited from: (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve (the Budget Stabilization Account) be established in the State's General Fund. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues would be transferred by the Controller into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers would continue until the balance in the Budget Stabilization Account reaches $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would be in effect whenever the balance falls below the $8 billion or 5 percent target. The annual transfers can be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year.

Proposition 58 also prohibits certain future borrowing to cover fiscal year end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

   Proposition 1A (Local Government Finance)

As described under "STATE FINANCES--Local Governments" above, Senate Constitutional Amendment No. 4 (also known as "Proposition 1A"), approved by the voters in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approves the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than 2 fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the mandated activity, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate on local governments to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges nor to mandates relating to employee rights.

   Proposition 49 (After School Education Funding)

An initiative statute, Proposition 49, called the "After School Education and Safety Program of 2002," was approved by the voters on November 5, 2002, and requires the State to expand funding for before and after school programs in the State's public (including charter) elementary, middle and junior high schools. In the first year after fiscal year 2003-04 that non-Proposition 98 General Fund appropriations exceed the base year level by $1.5 billion, the initiative continuously appropriates up to $550 million annually for these programs. The initiative defines the base year level as the fiscal year during the period July 1, 2000, through June 30, 2004, for which the State's non-Proposition 98 General Fund appropriations are the highest as compared to any other fiscal year during that period. Using data as of enactment of the 2005 Budget Act, the 2001-02 fiscal year is the base year. Based upon expected non-Proposition 98 General Fund appropriations as of enactment of the 2005 Budget Act, the initiative is unlikely to require implementation of the funding increase for before and after school programs before fiscal year 2006-07. The 2005 Budget includes approximately $121.6 million for after school programs, so when the initiative is fully triggered, it would appropriate up to an additional $428.4 million.

   Proposition 63 (Mental Health Services)

On November 2, 2004 the voters approved Proposition 63, which imposes a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. In addition, Proposition 63 prohibits the Legislature or the Governor from redirecting funds now used for mental health services to other purposes or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04.

Budget Reform Constitutional Amendment - Proposition 76

An initiative constitutional amendment qualified for the ballot in the special election called by the Governor on November 8, 2005. This proposal was numbered as Proposition 76, and was titled by its authors as the "California Live Within Our Means Act." Governor Schwarzenegger endorsed this proposal, but it failed to be adopted by the voters on November 8.

The major features of Proposition 76 included the following:

   . A new spending limit on the State General Fund and Special Funds, which would have been in addition to the Appropriations Limit currently imposed by Article XIII B of the Constitution.

   . A new mechanism for addressing mid-year budget imbalances, permitting the Governor to declare a fiscal emergency if certain criteria were met, and permitting the Governor to implement cuts in most expenditures if the Legislature failed to enact budget adjustments within a certain period of time.

   . Automatic continuation of the prior year's budget expenditures if a new budget was not adopted by the start of the fiscal year.

   .   Modifications to the Proposition 98 education funding formulas.

   . Modifications to existing laws permitting budgetary borrowing from certain Special Funds, and provisions for the repayment, over a period of 15 years, of existing General Fund obligations, consisting of either borrowings or unfunded mandates, to school districts, local governments and Special Funds.

PRIOR FISCAL YEARS' BUDGETS

The California economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures. State ended the 2000-2001 fiscal year with a budget reserve of $5.39 billion.

However, during fiscal year 2001-02, the State experienced an unprecedented drop in revenues compared to the prior year. The three largest tax sources generated only $59.7 billion, a drop of over $13 billion from fiscal year

2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall (as well as the temporary delay in the issuance of the DWR power revenue bonds to reimburse the State for energy purchases during the energy crisis), resulted in a substantial budgetary deficit and cash flow difficulties. Despite a mid-year spending freeze for many State agencies and spending reductions and deferrals, the State ended fiscal year 2001-02 with a $2.1 billion negative fund balance.

2002 Budget Act

The 2002-03 Governor's Budget, released on January 10, 2002 (the "2002-03 Governor's Budget") projected a combined budget gap for fiscal years 2001-02 and 2002-03 of approximately $12.5 billion due, in part, to a decline in General Fund revenues attributable to the national economic recession combined with the stock market decline. Personal income tax receipts, which include stock option and capital gains realizations, continued to be affected by the slowing economy and stock market decline. By the time the 2002 Budget Act was signed by Governor Davis on September 5, 2002, the 2002 Budget Act projected a $23.6 billion gap between expenditures and resources. The spending gap was addressed through a combination of program reductions, inter-fund borrowings, fund shifts, payment deferrals, accelerations and transfers, debt service restructuring savings and modest tax changes.

Within a few months after the 2002 Budget Act was adopted, it became evident that revenue projections incorporated in the 2002 Budget Act were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.

Despite mid-year budget adjustment legislation, totaling about $10.4 billion in spending reductions, deferrals and funding transfers (including a $1.1 billion deferral of K-12 education funding into the 2003-04 fiscal year), the State's fiscal condition continued to deteriorate. The State ended fiscal year 2002-03 with a $7.5 billion negative fund balance.

2003 Budget Act

The 2003-04 Governor's Budget, released on January 10, 2003 (the "2003-04 Governor's Budget"), projected a significant downward revision in State revenues. The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in fiscal year 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in fiscal years 2002-03 and 2003-04 respectively. The 2003-04 Governor's Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004.

By the time of the Governor's May Revision, the cumulative budget shortfall estimates for fiscal years 2002-03 and 2003-04 had increased from $34.6 billion to $38.2 billion (in part due to the delay of the issuance of $2 billion tobacco securitization bonds).

The 2003 Budget Act was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by Governor Davis on August 2, 2003. Under the 2003 Budget Act, General Fund revenues were projected to increase 3.3 percent, from $70.9 billion in fiscal year 2002-03 to $73.3 billion in fiscal year 2003-04.

The June 30, 2004 reserve was projected in the 2003 Budget Act to be just over $2 billion. This projection reflected the elimination of the $10.675 billion accumulated deficit through June 30, 2003 (as estimated in the 2003 Budget
Act), through the issuance of long-term deficit recovery bonds (later approved as economic recovery bonds). See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds." The projection also assumed other external borrowings (including $929 million in pension bonds, which were not issued, and $2.3 billion in tobacco bonds, which were issued), as well the continued the use of Proposition 98 and other payment deferrals, interfund borrowings, fund shifts, accelerations and transfers to address the deficit.

The State ended fiscal year 2003-04 with a reserve of $1.7 billion.

2004 Budget Act

The 2004 Budget Act was adopted by the Legislature on July 29, 2004, along with a number of implementing measures, and signed by the Governor on July 31, 2004. In approving the budget, the Governor vetoed $116 million in appropriations (including $80 million in General Fund appropriations). The 2004 Budget Act largely reflected the proposals contained in the 2004-05 May Revision, including the application for budgetary purposes of $2 billion of proceeds of the economic recovery bonds issued in fiscal year 2003-04 (see "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds").

Under the 2004 Budget Act, General Fund revenues were projected to increase 3.6 percent, from $74.6 billion in fiscal year 2003-04 (which included approximately $2.3 billion in additional tobacco securitization bond proceeds) to $77.3 billion in fiscal year 2004-05. The revenue projections assumed a continuing rebound in California's economy as reflected in several key indicators. Excluding the impact of the economic recovery bonds, General Fund expenditures were estimated to increase by 6.7 percent, from $75.6 billion in fiscal year 2003-04 to $80.7 billion in fiscal year 2004-05. The June 30, 2005 reserve was projected to be $768 million, compared to an estimated June 30, 2004 reserve of $2.198 billion.

In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7 percent), cost avoidance ($4.4 billion or 31.7 percent), fund shifts ($1.6 billion or 11.2 percent), loans or borrowing ($2.1 billion or 15.4 percent), and transfers and other revenue ($1.8 billion or 13.0 percent).

The 2004 Budget Act contained the following major components:

1. Rebasing Proposition 98 Minimum Funding Guarantee--The level of Proposition 98 appropriations was reset at a level approximately $2 billion less than would otherwise be required for fiscal year 2004-05 pursuant to legislation relating to the 2004 Budget Act. See "STATE FINANCES--Proposition 98."

2. Higher Education--A new fee policy for higher education was implemented whereby future undergraduate and graduate level fee increases are tied to increases in per-capita personal income, with flexibility to increase fees by not more than an average of 10 percent a year over the next three years. Under the fee policy, graduate fees may increase at rates in excess of undergraduate fees until a 50 percent differential is achieved. In fiscal year 2004-05, fees were increased 14 percent for undergraduates and 20 percent for graduate students (25 percent for CSU graduate students majoring in non-teacher preparation programs). The new long-term policy is designed to ensure that public university students are protected from future dramatic fee increases as a consequence of declines in General Fund resources. The 2004 Budget Act included $750 million in various spending reductions for higher education from otherwise mandated levels.

3. Health and Human Services--While the Administration proposed major reforms of the Medi-Cal program, any such reforms were expected to take at least one year to implement. As a result, the 2004 Budget Act did not include any savings attributed to Medi-Cal redesign. Other strategies independent of the Medi-Cal redesign were included in the 2004 Budget Act, such as the implementation of Medi-Cal rate increases for County Organized Health Systems and Pharmacy Reimbursement Realignment. In addition, increased work incentives under the CalWORKs program were proposed. The budget included $992 million in reductions in various social service programs from otherwise mandated levels. Based on updated projections of caseload and cost-per-case, these savings are now estimated to be $1 billion in fiscal year 2004-05.

4. Pension Reform--The 2004 Budget Act eliminated State contributions to CalPERS on behalf of new State employees for the first two years of employment. In addition, the 2004 Budget Act assumed the issuance of $929 million pension obligation bonds to cover a portion of the State's required contributions to CalPERS in fiscal year 2004-05. The pension bonds were not issued in fiscal year 2004-05 due to litigation delays. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds."

5. Substantially Reduced External Borrowings--As stated above, the 2004 Budget Act assumed the issuance of $929 million in pension obligation bonds to pay a portion of the pension obligations in fiscal year 2004-05. In addition, approximately $2 billion of economic recovery bond proceeds, which were deposited in the Deficit Recovery Fund, were used to offset fiscal year 2004-05 General Fund expenditures. In contrast, in fiscal year

2003-04, aggregate borrowings to address current expenses and accumulated deficits are estimated at $11.5 billion, including $2.3 billion of tobacco securitization proceeds and $9.2 billion of economic recovery proceeds (representing approximately $11.254 billion of total bond proceeds, less $2.012 billion deposited into the Deficit Recovery Fund for application in fiscal year 2004-05). See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds."

6. Tax Relief--The 2004 Budget Act reflects the elimination of the VLF offset program beginning in fiscal year 2004-05. See "STATE FINANCES--Local Governments."

7. Indian Gaming--The 2004 Budget Act included $300 million in revenues as a result of the renegotiation of tribal gaming compacts and the negotiation of new compacts with tribes that wish to expand gaming activities. As described below, the State now assumes the receipt of only $19 million in such revenues in fiscal year 2004-05. The 2004 Budget Act authorized the State to sell an additional revenue stream received from payments made by certain Indian tribes to secure up to $1.5 billion of securities, the proceeds of which will be used by the State to repay prior transportation loans. As described below, pending litigation relating to the Indian gaming compacts has delayed the issuance of these securities. See "LITIGATION--Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts."

8. Other Revenue Enhancements and Expenditure Reductions--The 2004 Budget Act also included: (i) $1.206 billion in savings for the suspension of the Transportation Investment Fund (Proposition 42) transfer; (ii) $450 million in savings from deposits of punitive damages awards used to offset General Fund costs in fiscal year 2004-05; (iii) $206 million for spending reductions that would result from changes in the correctional system; and (iv) $150 million of additional savings pursuant to Control Section 4.10 of the 2004 Budget Act (which gives the Department of Finance the authority to reduce appropriations in certain circumstances). Current budget projections for fiscal year 2004-05 assume no savings from, punitive damages.

   Fiscal Year 2004-05 Revised Estimates

The May Revision of the 2005-06 Governor's Budget, released on May 13, 2005 (the "2005-06 May Revision"), projected that the State would end fiscal year 2004-05 with a reserve of $6.073 billion, up approximately $5.305 billion from estimates made at the time of the 2004 Budget Act. Under the 2005-06 Budget Act, General Fund revenues and transfers for fiscal year 2004-05 are projected at $79.9 billion, an increase of $2.6 billion compared with 2004 Budget Act estimates. These revenue and transfer projections include the following significant adjustments since the 2004 Budget Act:

   . $3.779 billion increase in major tax revenues due to the improved economic forecast;

   . $281 million loss in revenues due to delays in renegotiations of tribal gaming compacts;

   . $577 million loss in revenues due to pending litigation contesting the issuance of pension obligation bonds (bond issuance is now assumed in fiscal year 2005-06); and

   . $3.457 billion gain to beginning balance for amnesty related payments, which is offset by a $1.364 billion loss in revenues related to refunds/accelerations related to amnesty revenues, as described below.

Chapter 226, Statutes of 2004, created a personal income tax, corporate tax, and sales and use tax amnesty program for 2002 and prior years. Penalties were waived for taxpayers who applied for the amnesty during the amnesty period of February 1, 2005 to March 31, 2005. The effect of amnesty on the accounting for General Fund revenues has been distortive since payments for years before the current year are accounted for as a "prior year adjustment" for the current year rather than being carried back to those earlier years. Additionally, since some payments were made in advance of future year payments the revenue estimates in the current year, the budget year, and beyond will be lower even though the payments received are accounted for as "prior year adjustments" to the current year. Moreover, much of the money that came in during the amnesty period was in the form of "protective payments," amounts submitted to avoid the extra penalty, but that would have otherwise been submitted in future years, or that will prove not to have been due at all, as some taxpayers will win their disputes. These refunds must be accounted for in future years.

For budgetary purposes, revenues from the amnesty program resulted in a carry-over adjustment increasing the beginning General Fund balance for fiscal year 2004-05 by $3.8 billion. This carry over adjustment will be reduced by $1.5 billion in fiscal year 2004-05, $1.1 billion in fiscal year 2005-06 and $0.9 billion in fiscal year 2006-07, to account for refunds and the recognition of income. The 2005-06 Budget Act estimates a net multi-year General Fund revenue gain from the amnesty program at $380 million, which represents a $180 million increase from the $200 million gain assumed at the time of the 2005-06 Governor's Budget. These amounts constitute one-time revenues that the 2005-06 Budget Act proposes to use for one-time purposes.

Under the 2005-06 Budget Act, General Fund expenditures for fiscal year 2004-05 are projected at $81.7 billion, an increase of $1.0 billion compared with 2004 Budget Act estimates. These expenditure projections include the following significant increases (some of which is offset by reductions not reflected here) since the 2004 Budget Act:

   .   $258 million in additional Proposition 98 expenditures;

   . $450 million in additional expenditures due to the elimination of the assumption that punitive damages award revenues in this amount would be available for deposit into the General Fund;

   . $150 million in additional expenditures due to the elimination of the assumption that California Performance Review reorganization savings would be realized in this amount;

   . $352 million in additional expenditures due to pending litigation contesting the issuance of pension obligation bonds (This expenditure reduction assumption is now shifted to fiscal year 2005-06, assuming the issuance of pension obligation bonds);

   . $157 million in additional expenditures due to enrollment and population growth;

   .   $101 million in additional expenditures for nursing facilities; and

   .   $88 million in additional expenditures for increased trial courts costs.

   Budget Summary for Fiscal Year 2004-05

Set forth below is a chart showing a General Fund Budget Summary for fiscal year 2004-05 as originally projected by the 2004 Budget Act, as subsequently revised by the 2005-06 Governor's Budget released on January 10, 2005, and as further revised by the 2005-06 Budget Act.

                                   FIGURE 1
                      2004-05 General Fund Budget Summary
                                  (Millions)

                                   As of 2004   As of 2005-06   As of 2005-06
                                   Budget Act Governor's Budget  Budget Act
                                   ---------- ----------------- -------------
Prior Year Resources Available....  $ 3,127        $ 3,489         $ 7,279/(2)/
Revenues and Transfers............   77,251         78,219          79,935
Economic Recovery Bonds/(1)/......    2,012          2,012           2,012
Expenditures......................   80,693         82,295          81,728
                                    -------        -------         -------
Fund Balance......................  $ 1,697        $ 1,425         $ 7,498
   Reserve for Liquidation of
     Encumbrances.................  $   929        $   641         $   641
   Special Fund for Economic
     Uncertainties................  $   768        $   784         $ 6,857
--------
/(1)/ The $2.012 billion in Economic Recovery Bonds was reflected in the 2004
      Budget Act as an expenditure reduction but is shown here as a separate line item.

/(2)/ Includes approximately $3.8 billion of amnesty payments that will have to be refunded or will reduce revenues in future years, including a $1.5 billion adjustment in fiscal year 2004-05.

CURRENT STATE BUDGET

The discussion below of the fiscal year 2005-06 budget and the table under "Summary of State Revenues and Expenditures" are based on estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved. See "--Revenue and Expenditure Assumptions."

Background

The 2005-06 Governor's Budget, released on January 10, 2005, after funding a $500 million reserve, closed an estimated $9.1 billion gap between resources and expenditures primarily through the use of $1.7 billion of Economic Recovery Bonds, suspending the $1.3 billion transfer from the General Fund of sales taxes on fuels to transportation programs pursuant to Proposition 42, not appropriating $2.3 billion of Proposition 98 increases, and other spending reductions. The 2005-06 May Revision, released on May 13, 2005, reflected an increase in General Fund revenues compared to January of about $3.7 billion due to economic growth and about $3.9 billion in one-time revenues over the 2004-05 and 2005-06 time periods due to the tax amnesty program. With the increased revenues, the May Revision proposed to eliminate the use of Economic Recovery Bonds, fully fund transportation programs under Proposition 42, and pay back 50 percent of the Vehicle License Fee Gap (subsequently increased to 100 percent at Budget Act) owed to local governments, among other things.

2005 Budget Act

The 2005 Budget Act was adopted by the Legislature on July 7, 2005, along with a number of implementing measures, and signed by the Governor on July 11, 2005. In approving the budget, the Governor vetoed $190 million in appropriations (including $115 million in General Fund appropriations).

Under the 2005 Budget Act, General Fund revenues and transfers are projected to increase 5.7 percent, from $79.9 billion in fiscal year 2004-05 to $84.5 billion in fiscal year 2005-06. The revenue projections assume continued but moderating growth in California's economy as reflected in several key indicators. See "--Economic Assumptions." The 2005 Budget Act contains General Fund appropriations of $90.0 billion, compared to $81.7 billion in 2004-05. The difference between revenues and expenditures in fiscal year 2005-06 is funded by using a part of the $7.5 billion fund balance at June 30, 2005. The June 30, 2006 reserve is projected to be $1.302 billion, compared to an estimated
June 30, 2005 reserve of $6.857 billion. About $900 million of this reserve will be set aside for payment in fiscal year 2006-07 of tax refunds and other adjustments related to the tax amnesty program implemented in early 2005. See "PRIOR FISCAL YEARS' BUDGETS--2004 Budget Act--Fiscal Year 2004-05 Revised Estimates."

The 2005 Budget Act also includes Special Fund expenditures of $23.3 billion and Bond Fund expenditures of $4.0 billion. The state issued $3.0 billion of Revenue Anticipation Notes (RANs) to meet the state's short-term cash flow needs for fiscal year 2005-06.

The 2005 Budget Act was substantially similar to the Governor's May Revision proposals. It contained the following major components:

1. Proposition 98--General Fund expenditures are proposed to increase by $2.582 billion, or 7.6 percent, to $36.6 billion. This reflects increases in the Proposition 98 guaranteed funding level resulting from increases in General Fund revenues in fiscal year 2005-06, adjusted for changes in local revenues. The Budget Act fully funds enrollment growth and a 4.23 percent cost of living increase. Per pupil spending under Proposition 98 is projected to be $7,402, compared to $7,023 in the previous year. The Budget reflects savings of $3.8 billion in 2004-05, which will be restored to the Proposition 98 budget in future years as General Fund revenue growth exceeds personal income growth. See "STATE FINANCES--Proposition 98."

2. Higher Education--The 2005 Budget Act marks the first year of funding for the Higher Education Compact under this Administration. The Compact was signed in spring 2004 with both UC and CSU to provide funding stability for enrollment growth and basic support over the next six fiscal years. The 2005 Budget Act provides for total Higher Education funding of $17.8 billion from all revenue sources, including $10.2 billion General Fund. General Fund support for both the UC and CSU was increased by $134 million (about 5 percent) compared to 2004-05. The Budget Act assumes fee increases for undergraduate and graduate students, consistent with the Compact, which have been approved by the UC and CSU governing boards.

3. Health and Human Services--The 2005 Budget Act increases General Fund expenditures by $2.1 billion, or 8.5 percent, to $27.1 billion for Health and Human Services programs. This increase consists of higher Medi-Cal expenditures of $1.3 billion, Department of Developmental Services expenditures of $152 million, Department of Mental Health expenditures of $306 million, and Department of Social Services expenditures of $55 million, among other things. The Budget reflects the suspension of the July 2005 and July 2006 CalWORKs grant cost-of-living-adjustments (COLAs), yielding General Fund savings of $136 million in 2005-06 and $139 million in 2006-07. The Budget further assumes the January 2006 and January 2007 COLAs for SSI/SSP recipients will be suspended for estimated General Fund savings of $132 million in 2005-06, $407.5 million in 2006-07, and $281 million in 2007-08. The Budget also includes federal fiscal relief of $223 million due to progress in implementing a single, statewide automated child support system.

4. Retirement and Employee Compensation--The 2005 Budget Act provides for full funding of the state's statutory obligations to the State Teachers' Retirement System (STRS). The 2005-06 May Revision had proposed to eliminate the state's statutory contribution to the STRS Defined Benefit Program, estimated at $499.7 million for 2005-06. The Budget also reflects an augmentation of $355 million for salary increases and dental and vision premium increases for certain bargaining units.

5. Vehicle License Fee Gap Loan Repayment--The 2005 Budget Act fully repays the $1.2 billion that local governments lost between July and October of 2003, when the Vehicle License Fee offset program was temporarily suspended. The
2005-06 May Revision proposed a $593 million repayment. The state is not required to repay the gap loan until August of 2006. This payment was made in August, 2005.

6. Transportation Funding--The Proposition 42 transfer is fully funded at an estimated $1.3 billion. The 2005 Budget Act includes a proposal, originally included in the 2004-05 budget, to provide about $1 billion for transportation programs from the sale of future receipts of gaming revenues from new compacts with several Indian tribes. The sale, and a related bond issue, are waiting for resolution of litigation concerning these compacts. See "LITIGATION -- Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts." In total, these two funding sources would provide additional resources for the following programs: $808 million for the Traffic Congestion Relief Fund, $719 million for the State Transportation Improvement Program, and $402 million for transit. In addition, $384 million from Proposition 42 and Indian Gaming will go towards the $1.52 billion in funding for local streets and roads.

7. Financial Instruments--The 2005 Budget Act reflects the state's issuance of pension obligation bonds to fund approximately $525 million of the state's 2005-06 retirement obligation to the California Public Employees' Retirement System. The General Fund will be responsible for all future bond redemption costs. The state will make interest-only payments of approximately $33.6 million from 2006-07 through 2010-11 and $56.5 million in each fiscal year from 2011-12 through 2026-27. An adverse court ruling and the time required for an appeal makes it unlikely these bonds can be issued as planned. See "LITIGATION -- Matter Seeking Validation of Pension Obligation Bonds." The Budget further reflects the results of the refinancing of a portion of the Golden State Tobacco Securitization Bonds. In exchange for its continued backing of these bonds, the General Fund received $525 million in August, 2005. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS -- Pension Obligation Bonds" and "--Tobacco Settlement Revenue Bonds."

The original 2005-06 Governor's Budget had included a proposal to issue $464 million of judgment bonds to finance the pending settlement of the Paterno lawsuit, but subsequent developments led to the removal of this proposal from the budget. The State has settled three related lawsuits through stipulated judgments. The largest settlement, in the amount of $428 million, provides for the State to make annual payments of $42.8 million per year, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The first year's payment, as well as $36 million to fully discharge the other two stipulated judgments, is included in the 2005 Budget Act.

8. Taxes--The Budget Act contains no new taxes.

9. Future Budget Deficits--The Administration recognizes that, absent further corrective action, based on projected revenues and continuation of existing program expenditures, the fiscal year 2006-07 budget will face a gap between revenues and expenditures. The Administration will provide a more detailed estimate of the potential budget gap when it releases the 2006-07 Governor's Budget in January, 2006. See "Governor's Budget Reform Proposals and Related Initiative" below.

Set forth below is a chart showing a General Fund Budget Summary for fiscal year 2005-06 as originally projected by the 2005-06 Governor's Budget and May Revision, and as revised by the 2005 Budget Act.

                    Budget Summary for Fiscal Year 2005-06

                                   FIGURE 2
                      2005-06 General Fund Budget Summary
                                  (Millions)

                                                As of 2005-06   As of 2005-06    As of 2005
                                              Governor's Budget May Revision     Budget Act
                                              ----------------- -------------   ----------
Prior Year Resources Available...............      $ 1,425         $ 6,714/(1)/  $ 7,498/(1)/
Revenues and Transfers.......................       83,771          83,867        84,471
Economic Recovery Bonds......................        1,683             -0-           -0-
Expenditures.................................       85,738          88,525        90,026
Fund Balance.................................      $ 1,141         $ 2,056       $ 1,943
   Reserve for Liquidation of Encumbrances...      $   641         $   641       $   641
   Special Fund for Economic Uncertainties...      $   500         $ 1,415/(2)/  $ 1,302/(2)/

--------
/(1)/ Includes a carry-over adjustment of $2.3 billion from amnesty payments that will have to be refunded or will reduce revenues in future years, including a $1.1 billion adjustment in fiscal year 2005-06, and $900 million in fiscal year 2006-07.

/(2)/ Includes $900 million set aside for refunds/accelerations of amnesty related revenue in 2006-07.

   California Performance Review

   As a result of recommendations by the California Performance Review, the Governor submitted two reform proposals to the Little Hoover Commission on January 6, 2005. The first proposal would eliminate 88 boards and commissions (the 2005-06 May Revision reduced the number of boards and commissions to be eliminated to 13), thereby removing unnecessary layers of bureaucracy and improving constituent accessibility. A budget trailer bill, SB 64, was enrolled on July 7, 2005 to eliminate eight boards and commissions. The second proposal resulted in the reorganization of the Youth and Adult Correctional Agency into the Corrections and Rehabilitation Department by removing duplicative functions and consolidating management authority. The 2005 Budget Act assumes minor savings from these proposals for fiscal year 2005-06.

Governor's Budget Reform Proposals and Related Initiative

Although the 2005 Budget Act is projected to end the 2005-06 fiscal year with a reserve greater than $1 billion, absent corrective action the state's budget system is still projected to produce deficits in future years. The 2005-06 Governor's Budget proposed a series of constitutional reforms to create the tools and incentives needed to return California's budget to true structural balance. These proposed constitutional amendments were submitted to the Legislature in a special session called by the Governor, but were not adopted during the 2005 session.

On June 13, 2005, Governor Schwarzenegger signed a proclamation calling a statewide special election, which was held on November 8, 2005. One of the initiatives that qualified for the special election and which was endorsed by the Governor, was a budget reform initiative titled "California Live Within Our Means Act." This initiative contained provisions similar, but not identical, to the Governor's constitutional budget reform proposals; the main provisions of Proposition 76 are briefly summarized above under the caption "BUDGET PROCESS -- Proposed Budget Reform Constitutional Amendment -- Proposition 76." Proposition 76 failed to be adopted by the voters at the election on November 8. Another initiative proposal which had been supported by the Governor, dealing with reform of state pensions, was withdrawn from signature circulation and may be renewed in the future.

LAO Assessment of the 2005 State Budget

September Report -- On September 23, 2005, the Legislative Analyst's Office ("LAO") released a report titled "California Spending Plan 2005-06--The Budget Act and Related Legislation." In the introductory portion of this report, the LAO wrote:

"Despite improving revenues, California policymakers continued to face significant fiscal challenges in preparing the 2005-06 budget. Although the projected budget shortfall for 2005-06 was considerably smaller than in the three prior years, the state's ongoing structural budget problem remained a major concern....

In our November 2004 fiscal forecast, we estimated that the state faced a year-end shortfall in its 2005-06 General Fund budget of nearly $6.7 billion. We estimated an operating deficit of around $7.3 billion in 2005-06, increasing to $10 billion in 2006-07, as various temporary savings expire and deferred obligations start coming due.... These projected shortfalls declined in the subsequent months due to stronger-than-expected revenues realized in the spring of 2005 (related to both improved economic activity and large amnesty-related tax collections). As a result, by the time the budget was adopted, the projected year-end 2005-06 shortfall had narrowed to around $3.4 billion, and the ongoing structural shortfall in 2006-07 had dropped to slightly under $9 billion.

The 2005-06 budget package contains about $5.9 billion in solutions...[which are] expected to eliminate the $3.4 billion budget shortfall and establish a $1.3 billion year-end reserve, while at the same time enabling the state to prepay the $1.2 billion vehicle license fee (VLF) "gap loan" from local governments (due in 2006-07). [T]he solutions fall into four major categories - namely, program savings, fund shifts, loans and borrowing, and revenues from improved tax compliance.

The 2005-06 budget contains roughly $2 billion in ongoing budgetary savings. We estimate these savings, coupled with the prepayment of the VLF gap loan, will reduce the projected 2006-07 operating shortfall between annual current law revenues and expenditures by roughly one third... to around $6 billion."

November Report -- On November 16, 2005, the LAO published a report titled "California's Fiscal Outlook: LAO Projections, 2005-06 Through 2010-11." The following are excerpts from the introductory portion of the report:

"The budget outlook for 2006-07 and beyond has improved considerably over the past year. In last year's California Fiscal Outlook, we projected that the state faced ongoing structural shortfalls peaking at nearly $10 billion in 2006-07. Since that time, California's budget outlook has benefited from both a major increase in revenues and a significant amount of savings adopted in the 2005-06 spending plan...

While the improved fiscal outlook is clearly very good news, the state still faces major challenges in achieving an ongoing balance between revenues and expenditures and getting its fiscal house in order. Even assuming continued steady economic growth, we project that multibillion dollar operating deficits...will persist throughout most of the forecast period. Eliminating these shortfalls will require significant actions. Beyond this, an economic downturn or even sharp slowdown sometime in the next several years would add several billion dollars to the projected shortfalls....

The 2005-06 budget adopted last July included two key features which significantly improved the state's longer-term fiscal picture. First, it contained well over $2 billion in ongoing budgetary savings, mainly in the areas of Proposition 98 and social services. Second, lawmakers allocated most of the unexpectedly strong revenues received last spring to prepay outstanding loans from local government and eliminate the planned sale of additional deficit-financing bonds.

Key changes in our fiscal estimates since the 2005-06 Budget Act was adopted
....include the following:

We estimate that General Fund revenues exceeded the budget estimate by over $1 billion in 2004-05 and prior years combined, and will exceed the budget estimate by $2.8 billion in 2005-06.... We also estimate that net General Fund expenditures for 2004-05 and 2005-06 will fall below the 2005-06 Budget Act estimate by $80 million... [W]e estimate the 2005-06 year-end reserve will increase from $1.3 billion assumed in the 2005-06 Budget Act to our revised estimate of $5.2 billion... [M]uch of this reserve will be needed to maintain a balanced budget in 2006-07 [for which LAO estimates a] $4 billion operating shortfall.

Our longer-term revenue and expenditure forecasts... show that the state would continue to face significant operating shortfalls over the forecast period, peaking at $4.3 billion in 2007-08, before declining to $3 billion in

2008-09, $1.7 billion in 2009-10 and $600 million in 2010-11. [The report notes that these estimates do not take into account transfers from the General Fund to the Budget Stabilization Account pursuant to Proposition 58.]"

Publications from the LAO can be read in full by accessing the LAO's website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.

                  [BALANCE OF THIS PAGE INTENTIONALLY BLANK]

Summary of State Revenues and Expenditures

The table below presents the actual revenues, expenditures and changes in fund balance for the General Fund for fiscal years 2001-02, 2002-03, and 2003-04, estimated results for fiscal year 2004-05 and projected results (based upon the 2005 Budget Act) for fiscal year 2005-06.

                                   TABLE 17
                     Statement of Revenues, Expenditures,
                   and Changes in Fund Balance-General Fund
                            (Budgetary Basis)/(a) /
                     Fiscal Years 2001-02 Through 2005-06
                                  (Millions)

                                                                                Estimated /(b)/   Estimated /(b)/
                                                2001-02    2002-03    2003-04    2004-05/(c)/      2005-06/(')/
                                              ----------  ---------  ---------  --------------    --------------
Fund Balance-Beginning of Period.............    9,017.5  $(2,109.8) $(7,536.2)   $ 3,309.4         $ 7,499.0
Restatements
   Prior Year Revenue, Transfer Accrual
     Adjustments/(d)/........................     (729.8)     151.4    2,626.1      3,598.5                --
   Prior Year Expenditure, Accrual
     Adjustments.............................      217.4      374.2      512.7        371.6                --
                                              ----------  ---------  ---------    ---------         ---------
Fund Balance-Beginning of Period, as Restated    8,505.1  $(1,581.2) $(4,397.4)   $ 7,279.5         $ 7,499.0
Revenues..................................... $ 64,060.3  $68,545.8  $74,149.8    $79,696.4         $84,261.5
Other Financing Sources
   Economic Recovery Bonds/(e)/..............         --         --   11,254.0           --                --
   Transfers from Other Funds................    2,143.3    3,289.5      914.8        239.0             209.2
   Other Additions...........................       33.9      143.9      124.9           --                --
                                              ----------  ---------  ---------    ---------         ---------
Total Revenues and Other Sources............. $ 66,237.5  $71,979.2  $86,443.5    $79,935.4         $84,470.7
Expenditures
   State Operations.......................... $ 19,085.7  $18,277.6  $19,498.2    $19,919.3         $20,889.3
   Local Assistance..........................   57,142.0   59,145.3   58,610.8     61,745.1          67,710.7
   Capital Outlay............................      323.5      141.3      348.7         63.6           1,425.9
   Unclassified..............................         --         --         --     (2,012.0)/(f)/          --
Other Uses...................................
   Transfer to Other Funds...................      301.2      370.0      279.0          -- /(g)/          -- /(g)/
                                              ----------  ---------  ---------    ---------         ---------
Total Expenditures and Other Uses............ $ 76,852.4  $77,934.2  $78,736.7    $79,716.0         $90,025.9
Revenues and Other Sources Over or (Under)
  Expenditures and Other Uses................ $(10,614.9) $(5,955.0) $ 7,706.8    $   219.4         $(5,555.2)
Fund Balance
   Reserved for Encumbrances................. $  1,491.5  $ 1,037.4  $   641.4        641.5         $   641.5
   Reserved for Unencumbered Balances of
     Continuing Appropriations/(h)/..........      827.3      996.9      902.1        451.5             112.9
   Unreserved-Undesignated/(i)/..............   (4,428.6)  (9,570.5)   1,765.0      6,406.0           1,188.6/(j)/
                                              ----------  ---------  ---------    ---------         ---------
Fund Balance-End of Period................... $ (2,109.8) $(7,536.2) $ 3,309.4    $ 7,499.0         $ 1,943.8

--------
Footnotes continue on following page.

Source: Fiscal years 2001-02 to 2003-04: State of California, Office of the
        State Controller. Fiscal years 2004-05 and 2005-06: State of California, Department of Finance.

/(a)/ These statements have been prepared on a budgetary basis in accordance with State law and some modifications would be necessary in order to comply with generally accepted accounting principles ("GAAP"). The Supplementary Information contained in the State's Audited Annual Financial Statements for the year ended June 30, 2004, incorporated by reference in this APPENDIX A, contains a description of the differences between the budgetary basis and the GAAP basis of accounting and a reconciliation of the June 30, 2002 fund balance between the two methods.

/(b)/ Estimates are shown net of reimbursements and abatements.

/(c)/ Estimated as of the 2005 Budget Act, July 11, 2005.

/(d)/ Figure for fiscal year 2003-04 is higher due to a change in account for prior year revenues collected by the Franchise Tax Board ("FTB") for the Voluntary Compliance Initiative revenue. FTB now recognizes audit findings as prior year revenue collected.

/(e)/ Reflects the issuance of economic recovery bonds sufficient to provide net proceeds to the General Fund of $11.254 billion in 2003-04 to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds." $2.012 billion of this amount is budgeted as an expenditure reduction in fiscal year 2004-05.

/(f)/ Reflects General Fund payment offsets from moneys deposited in the Deficit Recovery Fund ($2.012 billion).

/(g)/ "Transfer to Other Funds" is included either in the expenditure totals detailed above or as "Transfers from Other Funds."

/(h)/ For purposes of determining whether the General Fund budget, in any given fiscal year, is in a surplus or deficit condition, see Chapter 1238, Statutes of 1990, amended Government Code Section 13307. As part of the amendment, the unencumbered balances of continuing appropriations which exist when no commitment for an expenditure is made should be an item of disclosure, but the amount shall not be deducted from the fund balance. Accordingly, the General Fund condition included in the 2005-06
      Governor's Budget includes the unencumbered balances of continuing appropriations as a footnote to the statement ($1,052.0 million in fiscal year 2003-04, $451.5 million in fiscal year 2004-05, and $112.9 million in fiscal year 2005-06). However, in accordance with Government Code
      Section 12460, the State's Budgetary/Legal Basis Annual Report reflects a specific reserve for the encumbered balance for continuing appropriations.

/(i)/ Includes Special Fund for Economic Uncertainties ("SFEU"). The Department of Finance generally includes in its estimates of the SFEU and set aside reserves, if any, the items reported in the table under "Reserved for Unencumbered Balances of Continuing Appropriations," and "Unreserved--Undesignated." The Department of Finance estimates a $6.858 billion SFEU balance on June 30, 2005, and projects a $1.302 billion SFEU balance on June 30, 2006, based upon the 2005 Budget Act enacted July 11, 2005.

/(j)/ Includes a $900 million set aside for refunds/accelerations of amnesty related revenue in fiscal year 2006-07.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Revenue and Expenditure Assumptions

The table below presents the Department of Finance's budget basis statements of major General Fund revenue sources and expenditures for the 2003-04 fiscal year and the 2005 Budget Act estimates for the 2004-05 and 2005-06 fiscal years.

                                   TABLE 18
              Major General Fund Revenue Sources and Expenditures

                                                             Revenues (Millions)
                                                                Fiscal Years
                                         ------------------------------------------------------
                                         2003-04/(a)/   2004-05/(b)/   2004-05/(c)/   2005-06/(c)/
Source                                     Actual         Enacted        Revised        Enacted
------                                   -----------    -----------    -----------    -----------
Personal Income Tax.....................   $36,399        $38,974        $42,032        $43,231
Sales and Use Tax.......................    23,847         25,146         25,233         26,951
Corporation Tax/(d)/....................     6,926          7,573          7,674          8,822
Insurance Tax...........................     2,115          2,195          2,212          2,300
Economic Recovery Bonds/(e)/............        --          2,012          2,012              0
All Other...............................     5,475/(f)/     3,363/(g)/     2,784/(h)/     3,167/(i)/
                                           -------        -------        -------        -------
   Total Revenues and Transfers.........   $74,762        $79,263        $81,947        $84,471
                                           =======        =======        =======        =======

                                                           Expenditures (Millions)
                                                                Fiscal Years
                                         ------------------------------------------------------
                                         2003-04/(a)/   2004-05/(b)/   2004-05/(c)/   2005-06/(c)/
Function                                   Actual         Enacted        Revised        Enacted
--------                                 -----------    -----------    -----------    -----------
K-12 Education..........................   $29,333        $34,049        $34,299        $36,583
Health and Human Services...............    22,762         25,467         24,998         27,115
Higher Education........................     8,780          9,360          9,352         10,217
Youth and Adult Correctional............     5,389          6,392          6,999          7,422
Legislative, Judicial and Executive.....     2,544          2,730          2,906          3,057
Tax Relief..............................     3,782/(j)/       668/(k)/       668/(l)/       675
Resources...............................       950          1,020          1,064          1,356
State and Consumer Services.............       462            514            541            562
Business, Transportation and Housing....       499            377            374          1,702/(n)/
All Other...............................     1,832            116/(l)/       527/(m)/     1,337/(o)/
                                           -------        -------        -------        -------
   Total Expenditures...................   $76,333        $80,693        $81,728        $90,026
                                           =======        =======        =======        =======

--------
Footnotes continue on following page.

Source: State of California, Department of Finance. Figures in this table may differ from the figures in Table 4; see "Note" to Table 4.

/(a)/ Figures for fiscal year 2003-04, prepared by the Department of Finance, are slightly different than the figures in Table 17, prepared by the State Controller's Office, because of certain differences in accounting methods used by the two offices.

/(b)/ 2004 Budget Act, July 31, 2004.

/(c)/ 2005 Budget Act, July 11, 2005.

/(d)/ Reflects the Administration's expectations regarding the effect of the court's decision in Farmer Brothers Company v. Franchise Tax Board (California Court of Appeal, Second District, Case No. B1 60061). A $465 million negative prior year adjustment is included in the 2004 Budget Act.

/(e)/ Reflects the Administration's issuance of economic recovery bonds sufficient to provide $11.254 billion net proceeds to the General Fund in fiscal year 2003-04 (issued on May 11, 2004 and June 16, 2004). See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds." For budgeting purposes, $9.242 billion of this amount was applied to fiscal year 2002-03, and $2.012 billion of this amount was budgeted as an expenditure reduction for fiscal year 2004-05, as shown on Table 17. For purposes of this table, the $2.012 billion is included in General Fund resources to provide better comparability. Proceeds from the Economic Recovery Bonds and transfers to the Deficit Recovery Fund are not shown in this table in the 2003-04 fiscal year.

/(f)/ Includes $2.264 billion for tobacco securitization bond proceeds. See
      "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Tobacco Settlement Revenue Bonds."

/(g)/ Includes $300 million from Indian gaming revenues and $577 million from pension obligation bonds.

/(h)/ Includes $19 million from Indian gaming revenues and $0 from pension obligation bonds. Pension obligation bonds are expected to be sold in fiscal year 2005-06.

/(i)/ Includes $525 million due to the refunding of the tobacco securitization bonds, $252 million from pension obligation bonds, and $35 million from Indian gaming revenues.

/(j)/ Reflects the suspension of VLF "backfill" payments to local governments, which was rescinded on November 17, 2003. See "STATE FINANCES--Local Governments."

/(k)/ Reflects the elimination of VLF "backfill" payments to local governments.

/(1)/ Reflects General Fund payment offsets from moneys deposited in the Public
      Benefit Trust Fund from punitive damages awards ($450 million). For purposes of this table, the $2.012 billion from the Economic Recovery Bonds is shown in General Fund resources rather than as an expenditure reduction.

/(m)/ Reflects $0 to the Public Benefit Trust Fund from punitive damages awards. For purposes of this table, the $2.012 billion from the Economic Recovery Bonds is shown in General Fund resources rather than as an expenditure reduction.

/(n)/ Reflects $1.313 billion in Proposition 42 transfers from the General Fund to the Transportation Investment Fund.

/(o)/ Reflects reduced expenditures of $308 million due to the anticipated receipt of pension obligation bond proceeds to cover General Fund contributions to pension funds; reflects a $1.2 billion payment to fully repay the amount that local governments lost between July and October 2003 when the Vehicle License Fee offset program was temporarily suspended.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Development of Revenue Estimates

The development of the forecast for the major General Fund revenues begins with a forecast of national economic activity prepared by an independent economic forecasting firm. The Department of Finance's Economic Research Unit, under the direction of the Chief Economist, adjusts the national forecast based on the Department's economic outlook. The national economic forecast is used to develop a forecast of similar indicators for California activity.

After finalizing the forecasts of major national and California economic indicators, revenue estimates are generated using revenue forecasting models developed and maintained by the Department of Finance. With each forecast, adjustments are made for any legislative, judicial, or administrative changes, as well as for recent cash results. The forecast is updated twice a year and released with the Governor's Budget by January 10 and the May Revision by May 14.

Economic Assumptions

The revenue and expenditure assumptions set forth above have been based upon certain estimates of the performance of the California and national economies in calendar years 2005 and 2006. In the 2005-06 May Revision, the Department of Finance projected that in calendar years 2005 and 2006 the California economy would grow at a rate close to the long-run average growth of the State economy.

Both the California economy and the national economy improved in 2004 and the first quarter of 2005. Growth of national economic output was close to a 20-year high in 2004. Economic growth slowed slightly in the first quarter of 2005. For the third consecutive year, California economic output grew more quickly than national economic output in 2004. In addition, both state personal income and taxable sales grew almost twice as fast in 2004 than in 2003. Also, made-in-California exports rebounded, and state job growth picked up. Average monthly job gains were somewhat smaller in the first five months of 2005 than in 2004. Made-in-California exports continued to exceed year-ago levels in the first quarter but by a smaller amount than in 2004.

Adjusted for inflation, California economic output grew by 5.1 percent in 2004, the 11/th/-best performance of the 50 states. By comparison, output of the national economy grew by 4.4 percent. California total personal income grew by
6.3 percent in 2004, after growing by only 3.1 percent in 2003. The corresponding gains for wage and salary income were 5.7 percent and 2.5 percent. State personal income and wages and salaries were 7.1 percent and 7.8 percent higher, respectively, in the first quarter of 2005 than a year earlier. Statewide taxable sales were 7.3 percent higher in 2004 than in 2003; a year earlier the gain was 4.3 percent. California exports increased by 17 percent in 2004 and were about 5 percent higher in the first quarter of 2005 than a year earlier. Exports of computer and electronic products, transportation equipment, and machinery (except electrical) accounted for about three-quarters of the gain in total exports in 2004 but only 10 percent of the total gain in the first quarter of 2005. The average level of nonfarm payroll employment was 1.0 percent higher in 2004 than in 2003 and 1.7 percent higher in the first five months of 2005 than a year earlier. The state unemployment rate was 5.3 percent in May 2005, down from 6.0 percent in December 2004 and 6.3 percent in May 2004. The national unemployment rate in May 2005 was 5.1 percent.

Residential and private nonresidential construction rose in the State in 2004, but residential construction, as measured by the number of units for which permits were issued, fell slightly in the first five months of 2005, while the value of nonresidential permits continued to grow strongly. Except for new service stations and office space, where permit valuation fell by 9 percent and 5 percent, respectively, the gains in nonresidential construction were widespread across the various types of nonresidential buildings.

Existing home sales were up 3.8 percent and median prices were up 21.4 percent in the State in 2004. In May 2005, the median price of existing homes sold was $522,590, a new record. Sales were down 2.1 percent from a year earlier.

The 2005-06 May Revision projects U.S. output growth will slow somewhat in 2005 and again in 2006. California personal income growth is expected to slow somewhat in 2005 before increasing slightly in 2006.

The Department of Finance sets out the following estimates for the State's economic performance in calendar years 2005 and 2006, which were used in predicting revenues and expenditures for the 2005-06 May Revision. Also shown is the Department of Finance's previous forecast for the same calendar years, which were contained in the 2005-06 Governor's Budget.

                                   TABLE 19
                   Estimates of State's Economic Performance

                                             For Calendar Year 2005    For Calendar Year 2006
                                             ----------------------    ----------------------
                                              2005-06      2005-06      2005-06      2005-06
                                             Governor's      May       Governor's      May
                                             Budget/(a)/ Revision/(b)/ Budget/(a)/ Revision/(b)/
                                             ----------  ------------  ----------  ------------
Non-farm wage and salary employment (000)...   14,824       14,790       15,087       15,049
Percent Change..............................      1.8%         1.7%         1.8%         1.7%
Personal income ($ billions)................  $ 1,324      $ 1,329      $ 1,404      $ 1,407
Percent Change..............................      5.8%         5.7%         6.0%         5.8%
Housing Permits (Units 000).................      199          190          195          186
Consumer Price Index (percent change).......      2.9%         2.9%         2.5%         2.4%

--------
/(a)/ Fiscal Year 2005-06 Governor's Budget Summary: January 10, 2005.

/(b)/ 2005-06 May Revision, May 13, 2005.

Source: State of California, Department of Finance.

FINANCIAL STATEMENTS

The Audited Annual Financial Statements of the State of California for the Year Ended June 30, 2004 (the "Financial Statements") are available. As of June 30, 2002, the State of California has implemented a new financial reporting model, as required by the Governmental Accounting Standards Board ("GASB") in conformity with accounting principles generally accepted in the United States of America. The GASB sets standards of accounting and financial reporting for state and local governments, which have significantly changed the presentation of the Financial Statements. The Financial Statements consist of an Independent Auditor's Report, a Management Discussion and Analysis, Basic Financial Statements of the State for the Year Ended June 30, 2004 ("Basic Financial Statements"), and Supplementary Information. Only the Basic Financial Statements have been audited, as described in the Independent Auditor's Report. A description of the new accounting and financial reporting standards is contained in Note 1 of the Basic Financial Statements.

Potential investors may obtain or review a copy of the Financial Statements from the following sources:

1. By obtaining, from any Nationally Recognized Municipal Securities Information Repository, or any other source, a copy of the State of California's Official Statement dated March 29, 2005, relating to the issuance of $218,380,000 State Public Works Board Lease Revenue Bonds (Department of General Services) 2005 Series A (Butterfield State Office Complex) and $51,900,000 of State Public Works Board Lease Revenue Bonds (Department of Health Services) 2005 Series B (Richmond Laboratory, Phase III Office Building). The Financial Statements are printed in full in such Official Statement. No part of the March 29, 2005 Official Statement is incorporated into this document except the Financial Statements.

2. By accessing the internet website of the State Controller (www.sco.ca.gov) and selecting "California Government--State and Local," then "State Government," then finding the heading "Publications" and selecting "Comprehensive Annual Financial Report--Year Ended June 30, 2004," or by contacting the Office of the State Controller at (916) 445-2636.

3. By accessing the internet website of the State Treasurer
(www.treasurer.ca.gov) and selecting "Financial Information" and then "Audited General Purpose Financial Statements," or by contacting the Office of the State Treasurer at (800) 900-3873.

The State Controller's unaudited report of cash receipts and disbursements for the periods of July 1, 2004 through June 30, 2005, and July 1 to October 31, 2005, are also included as Exhibits to this APPENDIX B and are available on the State Controller's website. In addition, the General Fund Cash Basis Report For the Year Ended June 30, 2005 (unaudited) is available on the State Controller's website.

Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller's Office and the Legislative Analyst's Office. The State Controller issues a monthly report on cash receipts and disbursements recorded on the Controller's records. The Department of Finance issues a monthly bulletin, available by accessing the internet website of the Department of Finance (www.dof.ca.gov), which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The Administration also formally updates its budget projections three times during each fiscal year, in January, May, and at the time of budget enactment. These bulletins and reports are available on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California. Such bulletins and reports are not part of or incorporated into the Official Statement. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year. Information which may appear in the Official Statement from the Department of Finance concerning monthly receipts of "agency cash" may differ from the State Controller's reports of cash receipts for the same periods because of timing differences in the recording of in-transit items.

OVERVIEW OF STATE GOVERNMENT

Organization of State Government

The State Constitution provides for three separate branches of government: the legislative, the judicial and the executive. The Constitution guarantees the electorate the right to make basic decisions, including amending the Constitution and local government charters. In addition, the State voters may directly influence State government through the initiative, referendum and recall processes.

California's Legislature consists of a forty-member Senate and an eighty-member Assembly. Assembly members are elected for two-year terms, and Senators are elected for four-year terms. Assembly members are limited to three terms in office and Senators to two terms. The Legislature meets almost year round for a two-year session. The Legislature employs the Legislative Analyst, who provides reports on State finances, among other subjects. The Bureau of State Audits, headed by the State Auditor, an independent office since 1993, annually issues an auditor's report based on an examination of the General Purpose Financial Statements of the State Controller, in accordance with generally accepted accounting principles. See "FINANCIAL STATEMENTS."

The Governor is the chief executive officer of the State and is elected for a four-year term. The Governor presents the annual budget and traditionally presents an annual package of bills constituting a legislative program. In addition to the Governor, State law provides for seven other statewide elected officials in the executive branch. The current elected statewide officials, their party affiliation and the dates on which they were first elected are as follows:

Office                                  Name                  Party Affiliation First Elected
------                                  ----                  ----------------- -------------
Governor............................... Arnold Schwarzenegger    Republican         2003
Lieutenant Governor.................... Cruz Bustamante           Democrat          1998
Controller............................. Steve Westly              Democrat          2002
Treasurer.............................. Philip Angelides          Democrat          1998
Attorney General....................... Bill Lockyer              Democrat          1998
Secretary of State..................... Bruce McPherson/(a)/     Republican           --
Superintendent of Public Instruction... Jack O'Connell            Democrat          2002
Insurance Commissioner................. John Garamendi            Democrat          2002

--------
/(a)/ Confirmed by the Legislature and sworn in as Secretary of State on March 30, 2005.

The current term for each office expires in January 2007. Persons elected to statewide offices are limited to two terms in office (eight years) from the dates shown above. Mr. Garamendi previously served as elected Insurance

Commissioner before term limits were enacted. Governor Schwarzenegger may seek re-election in 2006 to one term.

The executive branch is principally administered through eleven major agencies and departments: Business, Transportation and Housing Agency, Child Development and Education Agency, Environmental Protection Agency, Department of Finance, Department of Food and Agriculture, Health and Human Services Agency, Labor and Workforce Development Agency, Resources Agency, State and Consumer Services Agency, Department of Veterans Affairs and a new Department of Corrections and Rehabilitation, which took over the functions of the Youth and Adult Correctional Agency as of July 1, 2005. In addition, some State programs are administered by boards and commissions, such as The Regents of the University of California, Public Utilities Commission, Franchise Tax Board and California Transportation Commission, which have authority over certain functions of State government with the power to establish policy and promulgate regulations. The appointment of members of boards and commissions is usually shared by the Legislature and the Governor, and often includes ex officio members.

California has a comprehensive system of public higher education comprised of three segments: the University of California, the California State University System and California Community Colleges. The University of California provides undergraduate, graduate and professional degrees to students. Approximately 51,800 degrees were awarded in the 2003-04 school year. Approximately 202,900 full-time students were enrolled at the ten UC campuses and the Hastings College of Law in the 2004-05 school year. (The newest campus, at Merced, opened to graduate students in 2004, and to undergraduates in the fall of 2005.) The California State University System provides undergraduate and graduate degrees to students. Approximately 82,600 degrees were awarded in the 2003-04 school year. About 321,400 full-time students were enrolled at the 23 campuses in the 2004-05 school year. The third sector consists of 109 campuses operated by 72 community college districts, which provide associate degrees and certificates to students. Additionally students may attend community colleges to meet basic skills and other general education requirements prior to transferring to a four-year undergraduate institution. Approximately 117,000 associate degrees and certificates were awarded in the 2003-04 school year. About 1.6 million students were enrolled in California's community colleges in the spring of 2004.

Employee Relations

In 2005-06, the State work force is comprised of approximately 318,000 positions, of which approximately 116,000 positions represent employees of institutions of higher education. Of the remaining 202,000 positions, approximately 166,000 are subject to collective bargaining and approximately 36,000 are excluded from collective bargaining. State law provides that State employees, defined as any civil service employee of the State and teachers under the jurisdiction of the Department of Education or the Superintendent of Public Instruction, and excluding certain other categories, have a right to form, join, and participate in the activities of employee organizations for the purpose of representation on all matters of employer-employee relations. The chosen employee organization has the right to represent its members, except that once an employee organization is recognized as the exclusive representative of a bargaining unit, only that organization may represent employees in that unit.

The scope of representation is limited to wages, hours, and other terms and conditions of employment. Representatives of the Governor are required to meet and confer in good faith and endeavor to reach agreement with the employee organization, and, if agreement is reached, to prepare a memorandum of understanding and present it to the Legislature for ratification. The Governor and the recognized employee organization are authorized to agree mutually on the appointment of a mediator for the purpose of settling any disputes between the parties, or either party could request the Public Employment Relations Board to appoint a mediator.

There are twenty-one collective bargaining units that represent state employees. Two bargaining unit contracts expire in June 2006, six expire in July 2006, and one expires in June 2008. For the remaining twelve units, comprising approximately 58 percent of the State workforce, that do not have a signed contract; the terms of the prior agreements remain in effect. The Department of Personnel Administration is continuing to negotiate with these units. The State has not experienced a major work stoppage since 1972. The California State Employees' Association is the exclusive representative for nine of the twenty-one collective bargaining units, or approximately 50 percent of those represented employees subject to collective bargaining. Each of the remaining exclusive representatives represents only one bargaining unit. The State implemented an Alternate Retirement Program in August 2004 that is expected to result in $79.8 million General Fund savings in fiscal year 2005-06.

ECONOMY AND POPULATION

Introduction

California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California's economy slipped into a recession, which was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay Area. The economy has since recovered with 336,000 jobs gained between July 2003 and March 2005 compared with 367,000 jobs lost between January 2001 and July 2003. See "CURRENT STATE BUDGET--Economic Assumptions."

Population and Labor Force

The State's July 1, 2004 population of over 36 million represented over 12 percent of the total United States population.

California's population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2004, the 5-county Los Angeles area accounted for 49 percent of the State's population, with over 17.0 million residents, and the 11-county San Francisco Bay Area represented 20 percent, with a population of over 7.0 million.

The following table shows California's population data for 1995 through 2004.

                                   TABLE 20
                           Population 1995-2004/(a)/

                California % Increase Over United States % Increase Over California as %
Year            Population Preceding Year   Population   Preceding Year  of United States
----            ---------- --------------- ------------- --------------- ----------------
1995........... 31,712,000       0.6%       266,278,393        1.2%            11.9%
1996........... 31,963,000       0.8        269,394,284        1.2             11.9
1997........... 32,453,000       1.5        272,646,925        1.2             11.9
1998........... 32,863,000       1.3        275,854,104        1.2             11.9
1999........... 33,419,000       1.7        279,040,168        1.2             12.0
2000........... 34,099,000       2.0        282,192,162        1.1             12.1
2001........... 34,784,000       2.0        285,102,075        1.0             12.2
2002........... 35,393,000       1.8        287,941,220        1.0             12.3
2003........... 35,991,000       1.7        290,788,976        1.0             12.4
2004........... 36,591,000       1.7        293,655,404        1.0             12.5

--------
/(a)/ Population as of July 1.

Source: U.S. figures from U.S. Department of Commerce, Bureau of the Census;
        California figures from State of California, Department of Finance.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1994 to 2004.

                                   TABLE 21
                       Labor Force 1994-2004 (Thousands)

                                                           Unemployment Rate (%)
                                                           --------------------
                                         Labor                          United
Year                                     Force  Employment California   States
----                                     ------ ---------- ----------   ------
1994.................................... 15,271   13,954      8.6%       6.1%
1995.................................... 15,264   14,062      7.9        5.6
1996.................................... 15,436   14,304      7.3        5.4
1997.................................... 15,793   14,781      6.4        4.9
1998.................................... 16,167   15,204      6.0        4.5
1999.................................... 16,431   15,567      5.3        4.2
2000.................................... 16,870   16,034      5.0        4.0
2001.................................... 17,150   16,218      5.4        4.7
2002.................................... 17,327   16,165      6.7        5.8
2003.................................... 17,414   16,224      6.8        6.0
2004.................................... 17,552   16,460      6.2        5.5
--------
Source: State of California, Employment Development Department.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Employment, Income, Construction and Export Growth

The following table shows California's non-agricultural employment distribution and growth for 1994 and 2004.

                                   TABLE 22
                      Payroll Employment By Major Sector
                                 1994 and 2004

                                                  Employment     % Distribution
                                                  (Thousands)    of Employment
                                               ----------------- -------------
Industry Sector                                  1994     2004   1994    2004
---------------                                -------- -------- ----    ----
Trade, Transportation and Utilities...........  2,351.3  2,752.6 19.3%   18.9%
Government
   Federal Government.........................    324.9    250.2  2.7     1.7
   State and Local Government.................  1,768.3  2,140.1 14.5    14.7
Professional and Business Services............  1,586.4  2,098.7 13.0    14.4
Educational and Health Services...............  1,212.0  1,562.2 10.0    10.7
Manufacturing
   Nondurable goods...........................    622.8    559.4  5.1     3.8
   High Technology............................    491.6    395.7  4.0     2.7
   Other Durable Goods........................    569.5    577.6  4.7     4.8
Leisure and Hospitality.......................  1,143.8  1,442.3  9.4     9.9
Financial Activities..........................    770.3    902.8  6.3     6.2
Construction..................................    475.3    847.3  3.9     5.8
Other Services................................    420.5    504.5  3.5     3.5
Information...................................    395.8    482.5  3.3     3.3
Natural Resources and Mining..................     27.1     22.9  0.2     0.2
                                               -------- --------  ----   ----
   TOTAL NON-AGRICULTURAL..................... 12,159.5 14,538.8  100%    100%
                                               ======== ========  ====   ====
--------
Source: State of California, Employment Development Department.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The following tables show California's total and per capita income patterns for selected years.

                                   TABLE 23
              Total Personal Income in California 1995-2004/(a)/

Year                               Millions  % Change/(b)/ California % of U.S.
----                              ---------- ------------  --------------------
1995............................. $  765,806      4.8%             12.5%
1996.............................    810,448      5.8              12.5
1997.............................    860,545      6.2              12.4
1998.............................    936,009      8.8              12.5
1999.............................    999,228      6.8              12.6
2000.............................  1,103,842     10.5              12.8
2001.............................  1,135,304      2.9              13.1
2002.............................  1,149,183      1.2              13.0
2003.............................  1,184,997      3.1              12.9
2004.............................  1,259,504      6.3              13.0
--------
/(a)/ Bureau of Economic Analysis ("BEA") estimates as of June 22, 2005.

/(b)/ Change from prior year.

Note: Omits income for government employees overseas.

Source: U.S. Department of Commerce, BEA.

                                   TABLE 24
                   Per Capita Personal Income 1995-2004/(a)/

                                             United                California %
Year                California % Change/(b)/ States  % Change/(b)/   of U.S.
----                ---------- ------------  ------- ------------  ------------
1995...............  $24,161        4.1%     $23,076     4.1%         104.7%
1996...............   25,312        4.8       24,175     4.8          104.7
1997...............   26,490        4.7       25,334     4.8          104.6
1998...............   28,374        7.1       26,883     6.1          105.5
1999...............   29,828        5.1       27,939     3.9          106.8
2000...............   32,464        8.8       29,845     6.8          108.8
2001...............   32,877        1.3       30,575     2.4          107.5
2002...............   32,845       -0.1       30,804     0.7          106.6
2003...............   33,415        1.7       31,472     2.2          106.2
2004...............   35,019        4.8       32,937     4.7          106.3
--------
/(a)/ BEA's estimates as of March 28, 2005.

/(b)/ Change from prior year.

Note: Omits income for government employees overseas.

Source: U.S. Department of Commerce, BEA.

The following tables show California's residential and non-residential construction.

                                   TABLE 25
                Residential Construction Authorized by Permits

                                                 Units           Valuation/(a)/
                                        ------------------------ -------------
Year                                     Total  Single  Multiple  (millions)
----                                    ------- ------- -------- -------------
1995...................................  85,293  68,689  16,604     $13,879
1996...................................  94,283  74,923  19,360      15,289
1997................................... 111,716  84,780  26,936      18,752
1998................................... 125,707  94,298  31,409      21,976
1999................................... 140,137 101,711  38,426      25,783
2000................................... 148,540 105,595  42,945      28,142
2001................................... 148,757 106,902  41,855      28,804
2002................................... 167,761 123,865  43,896      33,305
2003................................... 195,682 138,762  56,920      38,968
2004................................... 212,960 151,417  61,543      44,777
--------
/(a)/ Valuation includes additions and alterations.
Source: Construction Industry Research Board

                                   TABLE 26
                          Nonresidential Construction
                                  (Thousands)

                                                      Additions and
Year                 Commercial Industrial   Other     Alterations     Total
----                 ---------- ---------- ---------- ------------- -----------
1995................ $2,308,911 $  732,874 $1,050,693  $4,062,273   $ 8,154,751
1996................  2,751,925  1,140,574  1,152,443   4,539,219     9,584,161
1997................  4,271,378  1,598,428  1,378,220   5,021,792    12,269,818
1998................  5,419,251  2,466,530  1,782,337   5,307,901    14,976,019
1999................  5,706,719  2,256,166  2,350,213   6,269,194    16,582,292
2000................  6,962,031  2,206,169  2,204,754   7,252,004    18,624,958
2001................  6,195,368  1,552,047  2,584,321   6,421,551    16,753,287
2002................  5,195,348  1,227,754  2,712,681   5,393,329    14,529,112
2003................  4,039,561  1,320,222  2,954,039   5,601,117    13,914,939
2004................  5,105,541  1,456,283  3,100,982   6,026,567    15,689,373
--------
Source: Construction Industry Research Board

The following table shows changes in California's exports for the period from 1996 through 2004.

                                   TABLE 27
                       Exports Through California Ports
                                  (Millions)

Year                                                 Exports/(a)/ % Change/(b)/
----                                                 -----------  ------------
1996................................................ $124,120.0        6.2%
1997................................................  131,142.7        5.7
1998................................................  116,282.4      -11.3
1999................................................  122,092.8        5.0
2000................................................  148,554.6       21.7
2001................................................  127,255.3      -14.3
2002................................................  111,340.1      -12.5
2003................................................  113,550.7        2.0
2004................................................  123,039.2        8.4
--------
/(a)/ "Free along ship" Value Basis.

/(b)/ Change from prior year.

Source: U.S. Department of Commerce, Bureau of the Census

LITIGATION

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General. See "LITIGATION" in the main body of the Official Statement.

Challenge Seeking Payment to Teachers' Retirement Board

In May 2003, the Legislature enacted legislation (Chapter 6, Statutes of 2003-04, First Extraordinary Session, Senate Bill No. 20, "SBX1 20") that deferred the payment of $500 million to CalSTRS's Supplemental Benefit Maintenance Account ("SBMA"). SBX1 20 also establishes an appropriation of an amount not to exceed $500 million, adjusted by the actual rate of return to funds in the SBMA, in 2006 and every four years thereafter, for the purpose of funding the SBMA. The actual amount of such appropriation, if any, will be determined following a report by the CalSTRS managing board that the funds in the SBMA will be insufficient in any fiscal year before July 1, 2036, to provide certain payments to CalSTRS members, and the certification of the amount of any such appropriation by the State's Director of Finance. On
October 14, 2003, the CalSTRS board and certain CalSTRS members filed a complaint in the Sacramento County Superior Court as Teachers' Retirement Board, as Manager of the California State Teachers' Retirement System, et al.
v. Tom Campbell, Director of California Department of Finance, and Steve Westly, California State Controller (Case No. 03CS01503). This lawsuit seeks, primarily, a writ of mandate compelling the State Controller to transfer funds from the State's General Fund to the SBMA in an amount equal to the continuing appropriation, as it existed prior to the enactment of SBX1 20 ($500 million plus interest). It also seeks injunctive and declaratory relief to the same effect. The Superior Court granted Plaintiffs' motion for summary adjudication. The court declared SBX1 20 unconstitutionally impairs CalSTRS members' vested contractual rights. The court ordered the issuance of a peremptory writ of mandate commanding the Controller to transfer $500 million from the General Fund to the SBMA. The judgment will include an award of interest in an as yet unknown amount at the rate of 7 percent (7%) per annum both pre- and post-judgment. However, because the Legislature has not appropriated funds to pay such interest, the Superior Court cannot, and did not, compel the payment of any pre- or post-judgment interest. The State has appealed the decision, and plaintiffs and the intervening California Retired Teachers' Association have filed a cross-appeals.

Tax Refund Cases

Five pending cases challenge the Franchise Tax Board's treatment of receipts from investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligation. In General Motors Corp. v. Franchise Tax Board, the

California Supreme Court has granted General Motors' petition for review of the appellate court's affirmation of a ruling in favor of the Franchise Tax Board on this issue (General Motors Corp. v. Franchise Tax Board, Case No. S127086). Toys "R" Us, Inc. v. Franchise Tax Board is pending in the Court of Appeal, Third Appellate District (Case No. C045386). The trial court in Toys "R" Us ruled in favor of the Franchise Tax Board on this issue. Montgomery Ward LLC v. Franchise Tax Board is pending in the San Diego Superior Court (Case
No. 802767), and Colgate-Palmolive v. Franchise Tax Board is pending in the Sacramento County Superior Court (Case No. 03AS00707); the Colgate matter has been stayed, pending the Supreme Court's decision in General Motors. On February 25, 2005, the Court of Appeal, First Appellate District issued an unpublished opinion in Microsoft Corporation v. Franchise Tax Board (Case No. A105312) in which the court ruled in favor of the Franchise Tax Board. On
June 8, 2005, the California Supreme Court granted review. Since review has been granted, the First Appellate District's decision is not final. On July 28, 2005, the Court of Appeal, First Appellate District issued an unpublished opinion in The Limited Stores, Inc. and Affiliates v. Franchise Tax Board (Case No. A102915) upholding the judgment entered in favor of the Franchise Tax Board. On October 26, 2005, the California Supreme Court granted review but deferred further action in this case pending disposition of the General Motors and Microsoft cases. Other taxpayers have raised this same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $400 million, with a potential future annual revenue loss of $85 million. The State is vigorously litigating this issue.

Two pending cases challenge the Franchise Tax Board's LLC fees imposed by Revenue and Taxation Code section 17942. In Northwest Energetic Services, LLC
v. Franchise Tax Board (San Francisco Superior CGC-05-437721) plaintiff seeks a refund of fees, interest and penalties paid for 1997-2001, and in Ventas Finance I, LLC v. Franchise Tax Board (San Francisco Superior 05-440001), plaintiff seeks a refund for 2001-2003. In both cases the plaintiffs allege that section 17942 is unconstitutional on its face and as applied because it discriminates against interstate commerce and violates the Due Process and Equalization clauses. In the alternative, the plaintiffs also allege that the FTB misinterprets section 17942 and that section 17942 is an improper exercise of the state's police powers. A final decision in favor of these plaintiffs applied to all taxpayers similarly situated could result in loss of annual revenue of in excess of $250 million.

Environmental Matters

In a federal Environmental Protection Agency ("U.S. EPA") administrative abatement action entitled In the Matter of: Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board ("Board"). Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA "Superfund" List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The alleged bases for the State's liability are the State's ownership of the mine site and the terms of a 1983 settlement agreement with ARCO. The Board has undertaken certain remedial action at the mine site, but the U.S. EPA's decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking damages against the State which was formerly named the Board of Control, the "Government Claims Board"). Litigation on these claims has been tolled by agreement among the parties until October 1, 2006. It is possible these matters could result in a potential loss to the State in excess of $400 million.

In Carla Clark, et al v. City of Santa Rosa, et al. (Sonoma County Superior Court, Case No. SCV-227896), 32 plaintiffs who own property or live in Santa Rosa brought a toxic tort case alleging that water wells supplying water to their homes were contaminated by carcinogenic chemicals. The State is sued under a mandatory duty theory premised on an alleged violation of Proposition 65 (The Safe Drinking Water and Toxic Enforcement Act of 1986). Plaintiffs claim property damage, a variety of physical and psychological maladies including birth defects, medical monitoring costs and damages for fear of cancer. Plaintiffs claim damages exceeding $400 million.

Energy-Related Matters

In People v. ACN Energy, Inc., et al. (Sacramento County Superior Court, Case No. O1AS05497), the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor's issuance of executive orders, under the California Emergency Service

Act, "commandeering" power purchase arrangements held by Pacific Gas & Electric Company ("PG&E") and Southern California Edison ("SCE"), referred to as "block forward contracts." In this action the State seeks a declaration that the State is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the Department of Water Resources for electricity received under the "commandeered" "block forward contracts." Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by PG&E, the California Power Exchange, and other market participants were joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203, in Sacramento County Superior Court. In an administrative proceeding action before the Government Claims Board (which was dismissed on procedural grounds), the California Power Exchange stated claims for "commandeering" the "block forward contracts" in the amount of approximately $1 billion.

Escheated Property Claims

In three pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time the Controller sells property that has escheated to the State (in these cases, shares of stock): Lusby-Taylor v. Westly (U.S. Court of Appeals, Ninth Circuit, Case No. 02-16511); Porcile v. Westly (Los Angeles County Superior Court, Case No. BC288429); and Suever v. Westly (U.S. Court of Appeals, Ninth Circuit, Case No. 04-15555). The plaintiffs also claim that the Controller failed to comply with statutory notice requirements when it first received property that had escheated to the State. The plaintiffs seek damages, which certain plaintiffs have articulated as being in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the Controller sold the stock and the present. The State is vigorously defending all of these actions. The Porcile case has been dismissed, but prior to dismissal, it was coordinated with two other actions that raise similar claims, Meyer v. Westly (Los Angeles County Superior Court, Case No. BC310304) and Browne v. Westly (Sacramento County Superior Court, Case No. 04AS02570). The coordinated action is being litigated in the state trial court. The State prevailed in the federal trial court in Suever, which is now pending appeal. Lusby-Taylor has been stayed by the federal trial court pending the Ninth Circuit's consideration of an appeal from the trial court's denial of plaintiffs' motion for a preliminary injunction. If one or more of these cases is certified as a class action and the class ultimately prevails on the damages claim, damages for the class could be in excess of $500 million. All of these cases are styled as class actions, though no class has yet been certified in any of the cases. The State has ultimately prevailed in two cases in which plaintiffs also claimed that the Controller's unclaimed property notice practices were unconstitutional and failed to meet statutory requirements: Fong v. Westly (2004) 117 Cal. App. 4th 841 and Harris v. Westly (2004) 116 Cal. App. 4th 214.

In three pending cases, plaintiffs claim that the State Controller has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Morris v. Westly (Los Angeles County Superior Court, Case No. BC310200); Trust Realty Partners v. Westly (Sacramento County Superior Court, Case No. 04AS02522) Coppoletta v. Westley (Sacramento County Superior Court (Case No. 05439933). The Trust Realty Partners lawsuit focuses on the State's elimination of interest payments on unclaimed property claims (Code of Civil Procedure Section 1540, subdivision (c), as amended effective August 11, 2003, "CCP 1540"), and the Morris lawsuit challenges both the elimination of interest and whether the State's custodial use of escheated funds entitles the claimant to constructive interest. The Morris case seeks a class action determination, and identifies a purported class that could be interpreted to include all persons or entities whose property has been taken into custody by the State. On behalf of the articulated class, the plaintiff in Morris seeks a declaration that failure to pay interest is an unconstitutional taking and, among other things, an injunction restraining the State Controller from pursuing the practices complained of in the complaint. The Trust Realty Partners case is not styled as a class actions suit, but in addition to seeking general and special damages in a sum according to proof at trial, the case seeks a common fund recovery and an injunction restraining the Controller from engaging in the acts alleged in the complaint. The Coppoletta case raises issues analogous to those in Morris and also asks that the unclaimed property law be construed as creating a trust for the benefit of the true owner. If the Morris case ultimately prevails as a class action, or the injunctions prayed for in the Trust Realty Partners cases are issued and upheld, or if the issues raised in any of these cases require the State Controller to pay interest on escheated property or to manage unclaimed property as a trust for the benefit of the true owners, as the plaintiffs allege is required by law, costs to the State could be in excess of $500 million.

Actions Seeking Damages for Alleged Violations of Privacy Rights

In Gail Marie Harrington-Wisely, et al. v. State of California, et al. (Los Angeles County Superior Court, Case No. BC 227373), a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections and Rehabilitation's use of a body imaging machine to search visitors entering state prisons for contraband. This matter has been certified as a class action. The superior court granted summary adjudication in favor of the State, and in doing so, dismissed all claims for damages, leaving a remaining taxpayer claim for injunctive relief. Plaintiffs have filed a motion for reconsideration of the ruling, which is pending. If a court were to revive the damages claims and award damages pursuant to the California Civil Code for every use of the body-imaging machine, damages could be as high as $3 billion. The trial is currently scheduled to begin in March 2006.

Two pending cases involve due process constitutional challenges to an individual being placed on the state's child abuse central index prior to the conclusion of a noticed hearing: Burt v. County of Orange, et al. (Orange County Superior Court, Case No. 02CC10491) and Gomez v. Saenz, et al. (Los Angeles County Superior Court, Case No. BC 284896). Recently, the Court of Appeal in Burt said that before a person is placed on the child abuse central index, that person is entitled to a hearing. However, the appellate court did not decide the issue of what type of hearing would be sufficient. That issue is the subject of the current activity at the trial court. Depending on the type and scope of the hearing that the trial court might order, and the number of individuals currently on the index that might be entitled to a hearing prior to remaining on the index, the costs to the State related to conducting these hearings could be in excess of $500 million.

The plaintiff in Gilbert P. Hyatt v. FTB (State of Nevada, Clark County District Court, A382999) was subject to an audit by the Franchise Tax Board involving a claimed change of residence from California to Nevada. Plaintiff filed a tort action in the State of Nevada alleging invasion of privacy and interference with his business relationships arising from the Franchise Tax Board's audit. A Nevada jury trial is currently scheduled to commence in August 2006. Plaintiff will probably seek damages exceeding $500 million. The State is vigorously contesting this action.

Action Seeking a Cost of Living Adjustment for CalWORKs Recipients

The case of Juana Raquel Guillen, et al. v. Schwarzenegger, et al. is currently pending before the Court of Appeal (First Appellate District, Division 3; Case No. A106873). The trial court decision on appeal in this case determined that Governor Schwarzenegger's executive order in November 2003, which reduced the Vehicle License Fee charged to vehicle owners and increased the corresponding Vehicle License Fee offset to local governments (See "STATE FINANCES--Local Governments--Vehicle License Fee"), acted as an "increase in tax relief, which, by statute, triggers an upward cost of living adjustment for recipients of CalWORKs program benefits. The petitioners seek a cost of living adjustment, beginning with fiscal year 2003-04. The estimated cost of the State of a final, unappealable determination consistent with the determination of the trial court, is now estimated to be approximately $350 million.

Actions Seeking Program Modifications

In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $250 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

In Natural Resources Defense Council, et al. v. California Department of Transportation, et al. (U.S. District Court, Central District, Case
No. 93-6073-ER-(JRX)), plaintiffs obtained an injunction requiring the Department of Transportation (the "Department") to comply with National Pollution Discharge Elimination System ("NPDES") requirements under the federal Clean Water Act ("Act") in connection with storm water discharges from State highways and construction sites in an area that includes most of Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of the pilot projects and studies will be implemented. Plaintiffs' position is that the Department should be required to retrofit its facilities to treat storm water, regardless of whether any construction is otherwise planned in any given area. For planning purposes, the Department is including an additional 3 percent in the cost of future statewide construction and maintenance projects to pay for compliance measures. This 3 percent increase amounts to $500 million through fiscal year 2006-07. While the impact of a judgment of the scope sought by plaintiffs is difficult to determine, it is possible that a judgment that would require the State to retrofit all its highway facilities throughout the State could cost billions of dollars.

The matter of Conlan v. Bonta (First Appellate District, Case No. A106278) followed a prior appellate court decision determining that the State's Medi-Cal program violates federal law because the program fails to promptly reimburse medical payments made by patients within the 90-day window prior to submitting an application for Medi-Cal benefits. The State's Medi-Cal program relies on Medi-Cal providers to reimburse beneficiaries for out-of-pocket expenses paid during this retroactive "reimbursement window" period. On remand following this appellate decision, the trial court ordered the Department of Health Services to develop a compliance plan to implement the appellate decision. The trial court rejected the proposed plan, and ordered the Department of Health Services to take certain steps to provide for additional reimbursement to Medi-Cal recipients, and the Department of Health Services appealed. At issue in the action were certain administrative procedures ordered by the trial court. The Court of Appeal upheld the trial court's order, except for two issues in which the Court sided with the Department of Health Services, leaving only one aspect of the reimbursement program ineligible for the federal off-set. While the impact of the cost of complying with the trial court's plan for reimbursement is unknown, certain estimates of the costs of the administrative due process procedures required by the court, when combined with the cost of reimbursements that the Department of Health Services now believes may not be eligible for federal off-set, may be in excess of $250 million.

The following cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State defendants in any of these cases could be as high as $1 billion per year in programmatic costs going forward. The State is vigorously defending these actions.

In Stephen Sanchez, et al. v. Grantland Johnson, et al. (U.S. Court of Appeals, Ninth Circuit, Case No 04-15228), the plaintiffs appealed a decision by the U.S. District Court dismissing plaintiffs' class action seeking declaratory and injunctive relief. The plaintiffs sought relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the ADA, and violate the Social Security Act, Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. The Ninth Circuit upheld the District Court's judgment finding that California has a comprehensive plan for deinstitutionalization of the developmentally disabled, and that plaintiffs do not have a right to sue California regarding Medi-Cal rates. Plaintiffs have filed petitions for rehearing en banc.

In Capitol People First v. Department of Developmental Services (Alameda County Superior Court, Case No. 2002-038715) a consortium of state and national law firms and public-interest groups brought suit against the Department of Finance, California Department of Developmental Services and California Department of Health Services, alleging violations of the Lanterman Act, the ADA, and section 504 of the Rehabilitation Act by defendants needlessly isolating thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

Actions Seeking Medi-Cal Reimbursements

Two cases, each entitled California Association of Health Facilities ("CAHF")
v. Department of Health Services ("DHS") have been consolidated in the First District Court of Appeal (Case Nos. 03-425819 and 02-415443). CAHF, which represents approximately 1400 skilled-nursing and intermediate-care facilities, filed two separate cases alleging that the Medi-Cal reimbursement rates paid by DHS to providers for, respectively, the 2001-2002 and 2002-2003 rate years were too low. The superior court sustained DHS's demurrers in both cases and entered judgment for DHS. CAHF'S appeal has been fully briefed and the parties are awaiting notification of a date for oral argument. A final decision adverse to DHS in both of the consolidated cases could result in reimbursement costs exceeding $250 million.

Based upon its ruling in Sanchez v. Johnson (9th Cir. Case No. 04-15228; U.S.D.C., No. D. Cal., Case No. CV-00-01593), the U.S Court of Appeal, Ninth Circuit ruled in the consolidated actions of California Medical Association v. Bonta (Case No. 04-15532; U.S.D.C., E.D. Cal., Case No. CIV-S-03-2336 DFL PAN) and Clayworth v. Bonta. (Case No. 04-15498; U.S.D.C., E.D. Cal., Case No. CIV-S-03-2110 DFL PAN) that neither Medi-Cal recipients nor providers had a private right under 42 U.S.C. section 1983 to challenge California's compliance with section 1396a(a)(30)(A) of the Medicaid Act. Plaintiffs are Medi-Cal providers, provider associations, and beneficiaries who challenge the legality of a five-percent reduction in Medi-Cal reimbursement rates that became effective January 1, 2004. The statute by which the reduction was effected applies both to Medi-Cal fee-for-service providers including physicians, dentists, and pharmacists, and to managed care health plans. Previously, at the district court, plaintiffs obtained a preliminary injunction enjoining DHS from implementing the reduction to the fee for-service system but failed to have the injunction extended to the managed care setting. The trial court concluded that
(1) Medi-Cal beneficiaries have a private right of action under the Medicaid Act, and (2) DHS failed to conduct a principled analysis to ensure that the payment reductions would not adversely affect "quality of care" and "equal access" to health care in violation of section 30 (A) the Medicaid Act. As a result of the Ninth Circuit's decision, the plaintiffs have petitioned for rehearing in banc. A final decision in favor of the plaintiffs could result in increased reimbursement costs exceeding $400 million per year.

Actions to Increase Amount of State Aid for Foster or Adopted Developmentally Disabled Dependent Children

Ten pending class action lawsuits challenge the amount of aid provided by the State for the care of dependent children (either in foster care or adopted) who have also been determined to be developmentally disabled by a regional center. These cases have recently been coordinated with Butler v. Department of Social Services, (Los Angeles Superior Court, Case No. BC329695). Specifically, plaintiffs assert that they were entitled to, but did not receive, the Alternative Residential Model (ARM) rate (also known as dual agency rate) but instead been receiving the standard AFDC-FC (foster care) rate and/or the AAP (adoption assistance program) rate. A final decision in favor of these plaintiffs could exceed $450 million. The State is vigorously litigating this issue.

Local Government Mandate Claims and Actions

In a test claim filed by the County of San Bernardino, now pending before the Commission on State Mandates (the "Commission") (Medically Indigent Adults, 01-TC-26 County of San Bernardino, Claimant, Statute 1982, Chapters 328 and
1594), the Commission is being asked to determine the costs incurred by the county to provide state-mandated care of medically indigent adults ("MIAs"). The amount demanded in the claim for un-reimbursed costs for fiscal year 2000-2001 is just over $9.2 million. The County of San Bernardino's test claim poses a potential for a negative impact on the General Fund in the amount of the un-reimbursed costs for all similarly situated county claimants for a period of years, as determined by the Commission. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. How much of that will be determined to be "un-reimbursed" to the counties by the State is unknown. In recent years, the counties have received approximately $1 billion annually in vehicle license fee revenue and $410 million annually in sales tax revenue to fund various public health programs, which include the programs that provide services to MIAs. The State law that authorized the transfer of the vehicle license fee portion of this revenue to the counties and the authority to transfer the revenue to the counties were automatically repealed as a result of a provision of State law, which was triggered as a result of a final appellate court decision (County of San Diego v. Commission on State Mandates, et al. Fourth Appellate District, Case No. D039471; petition for review denied by the California Supreme Court) that awarded the County of San Diego un-reimbursed costs for medical services rendered to MIAs. Various regulatory and statutory steps have been and are being taken to address this reduction in revenues.

Two lawsuits are pending that assert that the State's practice in recent years of appropriating $1,000 for certain state-mandated programs, to be divided among all 58 counties, and deferring repayment of the balance, violates the State Constitution. These lawsuits were consolidated in San Diego County Superior Court (County of San Diego v. State of California, et al. (Case No. GIC 825109) and County of Orange v. State of California, et al. (Case No. GIC 827845)). These plaintiff counties are seeking full payment for the un-reimbursed costs of implementing a variety of programs over the last ten years. The County of San Diego has alleged un-reimbursed costs in excess of $40 million through fiscal year 2003-04 for a variety of programs. The County of Orange has alleged in excess of $116 million for un-reimbursed state-mandated costs. The court has granted a motion, in part, declaring that the State's practice of paying $1,000 for each program and deferring payment of the balance violates the Constitution, and has further ruled that Senate Constitutional Amendment No. 4, approved by the voters as Proposition 1A at the November 2004 election (See "STATE FINANCES--Local Governments"), did not change this result. The amount of the un-reimbursed mandates remains undetermined. The effects of a final determination by an appellate court that the State is required to reimburse the counties now in an amount equal to the previously unreimbursed state mandated costs, if applied to each of California's 58 counties, could result in costs in excess of $1.5 billion for existing un-reimbursed mandates.

Action for Damages for Alleged Destruction at Indian Burial Sites

On January 16, 2004, John Tommy Rosas v. United States of America, et al. was filed in the U.S. District Court, Central District (Case No. CV04-312 WMB
(SSx)). Plaintiff, in his individual capacity and as the alleged vice-chairman of the Tribal Counsel, Gabrielino/Tongva Indians of California, alleges violation of various federal statutes by a variety of federal agencies, corporations, individuals and four State entities (the California Coastal Commission, the Regional Water Quality Control Board, the State Historic Preservation Officer and the California Native American Heritage Commission). Plaintiff alleges that in allowing the development of certain property, defendants violated federal laws protecting sacred Indian burial sites. Plaintiff seeks damages in the amount of $525 million. Plaintiff has not properly served the California state agency defendants. In February 2004, the corporate defendants filed a motion to dismiss. Plaintiff failed to respond to this motion and on August 12, 2005, the magistrate judge issued an order dismissing the complaint with leave to file an amended complaint no later than September 15, 2005. Again plaintiff failed to respond and on September 26, 2005, the magistrate judge filed her report and recommendation that the District Court dismiss this action with prejudice.

Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts

In June 2004, the State entered into amendments to tribal gaming compacts between the State and five Indian Tribes (the "Amended Compacts"). Those Amended Compacts are being challenged as described below. An unfavorable decision to the State in either of the cases described below (or in any future litigation relating to the Amended Compacts) could eliminate $35 million of additional revenues in fiscal year 2005-06 anticipated to result from the Amended Compacts, and could delay or impair the State's ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts. The State anticipates using the proceeds of that sale to repay existing internal borrowings of transportation funds. See "CURRENT STATE BUDGET--2005 Budget Act--Transportation Funding."

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. (U.S. District Court, Case No. 04 CV 1151 W (WMc)) the plaintiff (the "Rincon Band"), a federally recognized Indian Tribe, alleges, in primary part, that a compact entered into between the Rincon Band and the State in 1999, is part of a statewide regulatory framework that limits gaming devices and licenses on non-Indian lands for the stated goal of promoting tribal economic development. The plaintiff further alleges that the Amended Compacts would materially alter these protections, and as such, would constitute an unconstitutional impairment of the Rincon Band's 1999 compact. The complaint filed by the Rincon Band seeks, among other things, an injunction against the implementation of the Amended Compacts. It also raises other breach of compact claims. The District Court denied plaintiff's motion for injunctive relief, and dismissed the complaint on a procedural basis as to the impairment claims and on lack of jurisdiction as to the breach of compact claims. The matter was previously on appeal in the U.S. Court of Appeal, Ninth Circuit (Case
No. 04-56396). That appeal was stayed pending the District Court's ruling on a motion for reconsideration of the breach of compact claims, brought by the plaintiff. The District Court granted that request in part, but dismissed all but four claims that the State failed to negotiate a compact amendment with the Rincon Band in good faith. The Ninth Circuit granted the tribe's request for dismissal of its appeal and the four remaining breach of compact claims are now being litigated back in the trial court.

California Commerce Casino, Inc., et al. v. Schwarzenegger, et al. (Los Angeles Superior Court, Case No. BS097173) is an action brought by the owner of a card room and an individual plaintiff and petitioner, challenging the Legislature's recent ratification of the tribal compact amendments described above, which was done through urgency legislation (Statute 2004, Chapter 91; "Chapter 91"). Plaintiffs and petitioners allege that Chapter 91 violates a provision of the California Constitution, which bars the grant of vested rights or franchises in an urgency measure, and allege a variety of special privileges and vested rights and interests purportedly created by Chapter 91. The complaint also alleges that Chapter 91 violates recently enacted provisions of the California Constitution which prohibit certain borrowings to fund a year-end state budget deficit ("Proposition 58"); and constitutes an unconstitutional attempt to contract away the State's police power. Plaintiffs and petitioners seek an injunction restraining the implementation of Chapter 91; a decision prohibiting the implementation of Chapter 91; and a declaration that Chapter 91 is unconstitutional. Defendants filed a demurrer to the complaint, which was granted, without leave to amend, on October 25, 2005. In granting the demurrer, the court found that: (1) all nine claims were barred by the 60-day statute of limitations in AB 687 and (2) the plaintiffs failed and, because of sovereign immunity, were not able to name the five affected tribes as necessary and indispensable parties. The court dismissed the case with prejudice.

Matter Seeking Validation of Pension Obligation Bonds

The Legislature enacted the California Pension Restructuring Bond Act of 2004 (Government Code sections 16940 et seq.), which authorized the Pension Obligation Bond Committee (the "Committee") to issue bonds to fund all or a portion of the State's pension obligation in any two fiscal years. Pursuant to that authorization, the Committee authorized the issuance of bonds in an amount not to exceed $960 million to pay a portion of the State's pension obligation for fiscal year 2004-05. The Committee also resolved to seek court validation of the bonds and the indenture pertaining to the bonds pursuant to a validation process established by Code of Civil Procedure sections 860 et seq. On
October 22, 2004, the Committee filed Pension Obligation Bond Committee v. All Persons Interested in the Matter of the Validity of the State of California's Pension Obligation, etc. (Sacramento County Superior Court, Case
No. 04AS043032994). A public interest group filed an answer, and the trial was held on October 13, 2005. The court's final order and ruling dated November 15, 2005, found that the bonds were not valid under the State's debt limit. The Committee will seek appellate review. The State will not be able to issue pension obligation bonds until this matter is finally resolved.

Prison Healthcare Reform

Plata v. Schwarzenegger (U.S. District Court case No. C-01-1351 THE) is a class action regarding all prison medical care in the State. Plaintiffs alleged that the State was not providing constitutionally adequate medical care as required by the Eighth Amendment to the U.S. Constitution. The case was settled three years ago, but the federal court retained jurisdiction to enforce the terms of a stipulated judgment. The judgment set up a team of experts to evaluate the adequacy of the medical care delivery system and propose solutions to fulfill the State's obligations to plaintiffs under the Eighth Amendment to the U.S. Constitution. On June 30, 2005, the district court ruled from the bench that he is appointing a receiver to run and operate the approximately $750 million adult health care delivery system (excluding mental health and dental care) of the California Department of Corrections and Rehabilitation, affecting approximately 32 prisons throughout the State (excluding Pelican Bay State Prison). On October 3, 2005, the district court issued two orders: (1) Findings of Fact and Conclusions of Law Re: Appointment of Receiver; and (2) Order Appointing Court Expert to "assist the Court in identifying discrete, urgently needed, remedial measures," including providing clinical staff at those institutions with the greatest immediate need, pending the appointment of a receiver. The district court is still interviewing candidates, and will be using a national search firm to identify potential receiver candidates. The Court-appointed correctional expert issued a report to the Court, which the Court adopted, regarding interim measures pending the appointment of the receiver; including salary increases and recruitment and retention differentials to address immediate needs. At this time, it is unknown what financial impact such an unprecedented decision would have on the State's General Fund.

Action Seeking Recalculation of Proposition 98 Minimum Funding Guarantee

On August 8, 2005, a lawsuit titled California Teachers Association et al. v. Arnold Schwarzenegger et al. (Sacramento County Superior Court, Case
No. 05CS01165) was filed. Plaintiffs - California Teachers Association, California Superintendent of Public Instruction Jack O'Connell, and various other individuals - allege that the California Constitution's minimum school funding guarantee was not followed for the 2004-05 fiscal year and the 2005-06 fiscal year. Plaintiffs allege an underfunding of approximately $3.1 billion for the two fiscal years. Plaintiffs seek a writ of mandate requiring the state to recalculate the minimum-funding guarantee in compliance with Article XVI,
Section 8 of the California Constitution and declaratory relief finding that the State failed to appropriate sufficient funds to comply with the minimum funding requirement.

STATE DEBT TABLES

The tables which follow provide information on outstanding State debt, authorized but unissued general obligation bonds and commercial paper notes, debt service requirements for State general obligation and lease-purchase bonds, and authorized and outstanding State revenue bonds. For purposes of these tables, "General Fund bonds," also known as "non-self liquidating bonds," are general obligation bonds expected to be paid from the General Fund without reimbursement from any other fund. Although the principal of general obligation commercial paper notes in the "non-self liquidating" category is legally payable from the General Fund, the State expects that principal of such commercial paper notes will be paid only from the issuance of new commercial paper notes or the issuance of long-term general obligation bonds to retire the commercial paper notes. Interest on "non-self liquidating" general obligation commercial paper notes is payable from the General Fund.

"Enterprise Fund bonds," also known as "self liquidating bonds," are general obligation bonds for which program revenues are expected to be sufficient to reimburse in full the General Fund for debt service payments, but any failure to make such a reimbursement does not affect the obligation of the State to pay principal and interest on the bonds from the General Fund.

"Special Revenue Fund bonds," also known as "Economic Recovery Bonds," are "self liquidating" general obligation bonds which are primarily secured by a pledge of a one-quarter cent statewide sales and use tax deposited in the Fiscal Recovery Fund. Debt service payments are made directly from the Fiscal Recovery Fund and not the General Fund. The Special Revenue Fund bonds are also general obligations of the State to which the full faith and credit of the State are pledged to the punctual payment of the principal of and interest thereon. Pursuant to the documents governing the Economic Recovery Bonds, the State will be required to use approximately $405 million of surplus revenues and other funds to redeem or purchase in the open market such bonds by the end of 2005.

As of December 7, 2005, the State had $739,950,000 of outstanding commercial paper notes. The following tables do not include $469,805,000 combined aggregate principal amount of Lease Revenue Refunding Bonds of the State Public Works Board of the State of California, Series 2005H, 2005I, 2005J and 2005K, which were delivered on November 16, 2005, $1,000,000,000 of General Obligations Bonds which were delivered on November 17, 2005, and $156,210,000 Lease Revenue Bonds of the State Public Works Board of the State of California, Series 2005L, which were delivered on December 6, 2005. The tables also do not include the following transactions which are supported by leases payable from the State General Fund: (i) $96,790,000 aggregate amount of California Infrastructure and Economic Development Bank State School Fund Apportionment Lease Revenue Bonds, Series 2005A, 2005B and 2005C expected to be delivered on December 8, 2005, (ii) $201,480,000 San Francisco State Building Authority Lease Revenue Refunding Bonds, expected to be delivered on December 15, 2005 and (iii) $28,340,000 Oakland State Building Authority Lease Revenue Refunding Bonds, expected to be delivered on December 15, 2005, and (iv) $500,000,000 Various Purpose General Obligation bonds and $518,495,000 General Obligation Refunding Bonds, expected to be delivered on December 21, 2005.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

              AUTHORIZED AND OUTSTANDING GENERAL OBLIGATION BONDS
                            As of November 1, 2005
                                  (Thousands)

                                                        Voter Authorization    Bonds    CP Program
                                                        ------------------- Outstanding Authorized
                                                          Date     Amount      /(a)/      /(b)/    Unissued/(c)/
                                                        --------  --------- ----------- ---------- ------------
GENERAL FUND BONDS (Non-Self Liquidating)
1988 School Facilities Bond Act........................ 11/08/88    800,000    357,675      2,255           0
1990 School Facilities Bond Act........................ 06/05/90    800,000    376,335      2,125           0
1992 School Facilities Bond Act........................ 11/03/92    900,000    522,717      4,789           0
California Clean Water, Clean Air Safe Neighborhood
  Parks, and Coastal Protection Act of 2002............ 03/05/02  2,600,000    481,125  1,043,360   1,073,410
California Library Construction and Renovation Bond
  Act of 1988.......................................... 11/08/88     75,000     40,475          0       2,595
California Park and Recreational Facilities Act of 1984 06/05/84    370,000     86,215        N/A       1,100
California Parklands Act of 1980....................... 11/04/80    285,000     15,640        N/A           0
California Reading and Literacy Improvement and Public
  Library Construction and Renovation.................. 03/07/00    350,000     45,700     68,290     235,950
Bond Act of 2000
California Safe Drinking Water Bond Law of 1976........ 06/08/76    175,000     27,130        N/A       2,500
California Safe Drinking Water Bond Law of 1984........ 11/06/84     75,000     17,335        N/A           0
California Safe Drinking Water Bond Law of 1986........ 11/04/86    100,000     50,550        N/A           0
California Safe Drinking Water Bond Law of 1988........ 11/08/88     75,000     45,430      6,975           0
California Wildlife, Coastal, and Park Land
  Conservation Act..................................... 06/07/88    776,000    332,415        N/A       7,330
Children's Hospital Bond Act of 2004................... 11/02/04    750,000          0    588,571     161,430
Class Size Reduction Kindergarten-University Public
  Education Facilities Bond Act of 1998 (Higher
  Education)........................................... 11/03/98  2,500,000  2,265,975    145,600           0
Class Size Reduction Kindergarten-University Public
  Education Facilities Bond Act of 1998 (K-12)......... 11/03/98  6,700,000  6,139,870     11,860           0
Clean Air and Transportation Improvement Bond Act of
  1990................................................. 06/05/90  1,990,000  1,258,260    195,285      15,630
Clean Water Bond Law of 1970........................... 11/03/70    250,000      3,000        N/A           0
Clean Water Bond Law of 1974........................... 06/04/74    250,000      6,105        N/A           0
Clean Water Bond Law of 1984........................... 11/06/84    325,000     57,120        N/A           0
Clean Water and Water Conservation Bond Law of 1978.... 06/06/78    375,000     18,730        N/A           0
Clean Water and Water Reclamation Bond Law of 1988..... 11/08/88     65,000     41,970          0           0
Community Parklands Act of 1986........................ 06/03/86    100,000     29,875        N/A           0
County Correctional Facility Capital Expenditure Bond
  Act of 1986.......................................... 06/03/86    495,000    154,930        N/A           0
County Correctional Facility Capital Expenditure and
  Youth Facility Bond Act of 1988...................... 11/08/88    500,000    255,155          0           0
County Jail Capital Expenditure Bond Act of 1981....... 11/02/82    280,000     27,400        N/A           0
County Jail Capital Expenditure Bond Act of 1984....... 06/05/84    250,000     22,000        N/A           0
Earthquake Safety and Public Buildings Rehabilitation
  Bond Act of 1990..................................... 06/05/90    300,000    213,560     34,940           0

              AUTHORIZED AND OUTSTANDING GENERAL OBLIGATION BONDS
                                  (continued)

                                                                      Voter Authorization    Bonds    CP Program
                                                                      ------------------- Outstanding Authorized
                                                                        Date     Amount      /(a)/      /(b)/    Unissued/(c)/
                                                                      -------- ---------- ----------- ---------- ------------
Fish and Wildlife Habitat Enhancement Act of 1984.................... 06/05/84     85,000     19,275        N/A           0
Hazardous Substance Cleanup Bond Act of 1984......................... 11/06/84    100,000      2,000        N/A           0
Higher Education Facilities Bond Act of 1986......................... 11/04/86    400,000     83,500        N/A           0
Higher Education Facilities Bond Act of 1988......................... 11/08/88    600,000    253,915          0      10,440
Higher Education Facilities Bond Act of June 1990.................... 06/05/90    450,000    211,280        980       1,130
Higher Education Facilities Bond Act of June 1992.................... 06/02/92    900,000    595,185          0       7,235
Housing and Emergency Shelter Trust Fund Act of 2002................. 11/05/02  2,100,000     14,875    965,125   1,120,000
Housing and Homeless Bond Act of 1990................................ 06/05/90    150,000      5,540        N/A           0
Kindergarten-University Public Education Facilities Bond Act of 2002
  (Higher Education)................................................. 11/05/02  1,650,000    413,130    818,375     416,000
Kindergarten-University Public Education Facilities Bond Act of 2002
  (K-12)............................................................. 11/05/02 11,400,000  8,833,415  2,518,065           0
Kindergarten-University Public Education Facilities Bond Act of 2004
  (Hi-Ed)............................................................ 03/02/04  2,300,000      7,815    718,661   1,573,524
Kindergarten-University Public Education Facilities Bond Act of 2004
  (K-12)............................................................. 03/02/04 10,000,000    439,925  9,560,075           0
Lake Tahoe Acquisitions Bond Act..................................... 08/02/82     85,000     17,130        N/A           0
New Prison Construction Bond Act of 1981............................. 06/08/82    495,000      9,750        N/A           0
New Prison Construction Bond Act of 1984............................. 06/05/84    300,000      7,500        N/A           0
New Prison Construction Bond Act of 1986............................. 11/04/86    500,000    118,070        N/A           0
New Prison Construction Bond Act of 1988............................. 11/08/88    817,000    348,090      7,475           0
New Prison Construction Bond Act of 1990............................. 06/05/90    450,000    193,945      2,307         298
Passenger Rail and Clean Air Bond Act of 1990........................ 06/05/90  1,000,000    498,970          0           0
Public Education Facilities Bond Act of 1996 (Higher Education)...... 03/26/96    975,000    826,920     28,765       8,700
Public Education Facilities Bond Act of 1996 (K-12).................. 03/26/96  2,025,000  1,595,070     19,465           0
Safe Drinking Water, Clean Water, Watershed Protection, and Flood
  Protection Act..................................................... 03/07/00  1,970,000    737,610    707,659     487,949
Safe Neighborhood Parks, Clean Water, Clean Air, and Coastal
  Protection Bond Act of 2000........................................ 03/07/00  2,100,000  1,230,830    265,790     565,625
Safe, Clean, Reliable Water Supply Act............................... 11/05/96    995,000    606,755    336,430           0
School Building and Earthquake Bond Act of 1974...................... 11/05/74     40,000     27,985        N/A           0
School Facilities Bond Act of 1988................................... 06/07/88    800,000    308,990        N/A           0
School Facilities Bond Act of 1990................................... 11/06/90    800,000    419,420          0           0
School Facilities Bond Act of 1992................................... 06/02/92  1,900,000  1,072,125     15,055           0
Seismic Retrofit Bond Act of 1996.................................... 03/26/96  2,000,000  1,641,850    143,870           0
Senior Center Bond Act of 1984....................................... 11/06/84     50,000      2,250        N/A           0
State Beach, Park, Recreational and Historical Facilities Bond Act of
  1974............................................................... 06/04/74    250,000          0        N/A           0
State School Building Lease-Purchase Bond Law of 1982................ 11/02/82    500,000          0        N/A           0
State School Building Lease-Purchase Bond Law of 1984................ 11/06/84    450,000     57,500        N/A           0
State School Building Lease-Purchase Bond Law of 1986................ 11/04/86    800,000    186,800        N/A           0

              AUTHORIZED AND OUTSTANDING GENERAL OBLIGATION BONDS
                                  (continued)

                                                        Voter Authorization     Bonds    CP Program
                                                        -------------------- Outstanding Authorized
                                                          Date     Amount       /(a)/      /(b)/    Unissued/(c)/
                                                        -------- ----------- ----------- ---------- ------------
State, Urban, and Coastal Park Bond Act of 1976........ 11/02/76     280,000     10,390         N/A           0
Stem Cell Research and Cures Act of 2004............... 11/02/04   3,000,000          0     200,000   2,800,000
Veterans Homes Bond Act of 2000........................ 03/07/00      50,000      3,080      41,920       5,000
Voting Modernization Bond Act of 2002.................. 03/05/02     200,000     43,880     137,370           0
Water Conservation Bond Law of 1988.................... 11/08/88      60,000     37,105       9,525           0
Water Conservation and Water Quality Bond Law of 1986.. 06/03/86     150,000     58,295         N/A      27,600
Water Security, Clean Drinking Water, Coastal and Beach
  Protection Act of 2002............................... 11/05/02   3,440,000    620,145     705,800   2,107,900
                                                                 ----------- ----------  ----------  ----------
   Total General Fund Bonds............................           79,128,000 34,453,002  19,306,761  10,631,345
                                                                 ----------- ----------  ----------  ----------
ENTERPRISE FUND BONDS (Self Liquidating)
California Water Resources Development Bond Act........ 11/08/60   1,750,000    708,855         N/A     167,600
Veterans Bond Act of 1980.............................. 06/30/80     750,000     55,150           0           0
Veterans Bond Act of 1982.............................. 11/02/82     450,000     92,500           0           0
Veterans Bond Act of 1984.............................. 11/06/84     650,000    205,450           0           0
Veterans Bond Act of 1986.............................. 06/03/86     850,000    266,135           0           0
Veterans Bond Act of 1988.............................. 06/07/88     510,000    234,155           0           0
Veterans Bond Act of 1990.............................. 11/06/90     400,000    181,385           0           0
Veterans Bond Act of 1996.............................. 11/05/96     400,000    269,175           0           0
Veterans Bond Act of 2000.............................. 11/07/00     500,000     14,415     115,570     370,015
                                                                 ----------- ----------  ----------  ----------
   Total Enterprise Fund Bonds.........................            6,260,000  2,027,220     115,570     537,615
                                                                 ----------- ----------  ----------  ----------

SPECIAL REVENUE FUND BONDS (Self Liquidating)
Economic Recovery Bond Act............................. 04/10/04  15,000,000 10,383,200         N/A   4,103,920
                                                                 ----------- ----------  ----------  ----------
   Total Special Revenue Fund Bonds....................           15,000,000 10,383,200           0   4,103,920
                                                                 ----------- ----------  ----------  ----------
TOTAL GENERAL OBLIGATION BONDS                                   100,388,000 46,863,422  19,422,331  15,272,880
                                                                 =========== ==========  ==========  ==========

--------
/(a)/ Includes the initial value of capital appreciation bonds rather than the accreted value.

/(b)/ Represents the total amount of commercial paper authorized by Finance
      Committees that could be issued for new money projects. Of this amount, no more than $1.5 billion of commercial paper principal and interest can be owing at any time. Currently, there is $1,171,950,000.00 of commercial paper issued and outstanding. The bond acts marked as "n.a." are not legally permitted to utilize commercial paper, or all bonds were issued before the commercial paper program began.

/(c)/ Treats full commercial paper authorization as issued; see footnote(b).

SOURCE: State of California, Office of the Treasurer.

                            OUTSTANDING STATE DEBT
                   FISCAL YEARS 2000-2001 THROUGH 2004-2005
           (Dollars in Thousands Except for Per Capita Information)

                                 2000-01         2001-02         2002-03         2003-04         2004-05
                             --------------  --------------  --------------  --------------  --------------
Outstanding Debt/(a)/
General Obligation Bonds
   General Fund (Non-Self
     Liquidating)........... $   20,472,893  $   22,115,362  $   26,758,626  $   33,028,807  $   34,643,757
   Enterprise Fund
     (Self-Liquidating).....      3,396,215       3,211,310       2,801,775       2,210,800       2,084,505
   Special Revenue Fund
     (Self Liquidating)..... $            0  $            0  $            0  $   10,896,080  $   10,727,305
                             --------------  --------------  --------------  --------------  --------------
       Total................ $   23,869,108  $   25,326,672  $   29,560,401  $   46,135,687  $   47,455,567
                             --------------  --------------  --------------  --------------  --------------
Lease-Purchase Debt.........      6,413,260       6,341,935       6,704,599       7,288,147       7,841,383
   Total Outstanding
     General Obligation
     Bonds and
     Lease-Purchase Debt.... $   30,282,368  $   31,668,607  $   36,265,000  $   53,423,834  $   55,296,950
Bond Sales During Fiscal
  Year
   Non-Self Liquidating
     General Obligation
     Bonds.................. $    4,419,665  $    3,905,025  $    5,150,000  $    7,816,275  $    4,914,740
   Self Liquidating General
     Obligation Bonds....... $      358,625  $      111,325  $            0  $            0  $      221,475
   Self Liquidating Special
     Fund Revenue Bonds..... $            0  $            0  $            0  $   10,896,080  $            0
   Lease-Purchase Debt...... $      214,585  $      229,105  $      673,975  $    1,235,660  $      907,955
Debt Service/(b)/
   Non-Self Liquidating
     General Obligation
     Bonds.................. $    2,253,024  $    2,314,724  $    1,738,740  $    1,861,972  $    3,048,739
   Lease-Purchase Debt...... $      665,427  $      635,844  $      659,255  $      689,851  $      740,976
General Fund Receipts/(c)/.. $   78,330,406  $   66,604,508  $   78,587,019  $   79,385,818  $   78,223,794
   Non-Self Liquidating
     General Obligation
     Bonds..................
   Debt Service as a
     Percentage of General
     Fund Receipts..........           2.88%           3.48%           2.21%           2.35%           3.90%
   Lease-Purchase Debt
     Service as a
     Percentage of General
     Fund Receipts..........           0.85%           0.95%           0.84%           0.87%           0.95%
Population/(d)/.............     34,099,000      34,784,000      35,393,000      35,991,000      36,591,000
   Non-Self Liquidating
     General Obligation
     Bonds Outstanding per
     Capita................. $       600.40  $       635.79  $       756.04  $       917.70  $       946.78
   Lease-Purchase Debt
     Outstanding per Capita. $       188.08  $       182.32  $       189.43  $       202.50  $       214.30
Personal Income/(e)/........ $1,103,842,000  $1,135,304,000  $1,149,183,000  $1,184,997,000  $1,256,959,000
   Non-Self Liquidating
     General Obligation
     Bonds Outstanding as
     Percentage of Personal
     Income.................           1.85%           1.95%           2.33%           2.79%           2.76%
   Lease-Purchase Debt
     Outstanding as
     Percentage of Personal
     Income.................           0.58%           0.56%           0.58%           0.62%           0.62%

--------
/(a)/ As of last day of fiscal year. Includes the initial value of capital appreciation bonds rather than the accreted value.

/(b)/ Calculated on a cash basis. Debt service costs of bonds issued in any fiscal year largely appear in the subsequent fiscal year. For FY 2002-03 and FY 2003-04, General Obligation Bond Debt Service was reduced through a debt restructuring program which included the use of proceeds from current refunding bonds to pay certain bonds maturing in those years.

/(c)/ Calculated on a cash basis. General Fund Receipts includes both revenues and nonrevenues, such as borrowings the proceeds of which are deposited in the General Fund (e.g. tobacco securitization bonds).

/(d)/ As of July 1, the beginning of the fiscal year.

/(e)/ Source: U.S. Department of Commerce, Bureau of Economic Analysis, http://www.bea.doc.gov/Annual Totals: "Pre-benchmark" Revisions: Released April 2005. California Department of Finance.

SOURCES: Population: State of California, Department of Finance Personal
         Income: State of California, Department of Finance; United States, Department of Commerce, Bureau of Economic Analysis (BEA).

         Outstanding Debt, Bonds Sales During Fiscal Year and Debt Service:
         State of California, Office of the Treasurer. General Fund Receipts:
         State of California, Office of the State Controller.

                  GENERAL OBLIGATION AND LEASE REVENUE BONDS
                     SUMMARY OF DEBT SERVICE REQUIREMENTS
                            As of November 1, 2005

                                                                        Total Debt
                                                 --------------------------------------------------------
GENERAL OBLIGATION BONDS                              Interest        Principal/(a)/         Total
------------------------                         ------------------ ------------------ ------------------
GENERAL FUND NON-SELF LIQUIDATING
Fixed Rate...................................... $22,434,970,695.68 $32,053,002,123.47 $54,487,972,819.15
Variable Rate/(b)/..............................   1,011,968,536.73   2,400,000,000.00   3,411,968,536.73
ENTERPRISE FUND SELF LIQUIDATING
Fixed Rate......................................   1,113,119,715.65   2,027,220,000.00   3,140,339,715.65
SPECIAL REVENUE FUND SELF LIQUIDATING/(c)/
Fixed Rate......................................   2,224,003,397.50   6,408,635,000.00   8,632,638,397.50
Variable Rate/(d)/..............................   1,298,943,140.43   3,974,565,000.00   5,273,508,140.43
                 REVENUE BONDS
GENERAL FUND LEASE REVENUE
Lease Purchase..................................   4,234,767,397.57   7,803,215,074.62  12,037,982,472.19
                                                 ------------------ ------------------ ------------------
General Fund and Lease Revenue Total/(e)/....... $32,317,772,883.56 $54,666,637,198.09 $86,984,410,081.65
                                                 ================== ================== ==================

--------
/(a)/ Includes scheduled mandatory sinking fund payments.

/(b)/ The estimate of future interest payments is based on rates in effect as of June 30, 2005.

/(c)/ Economic Recovery Bonds.

/(d)/ The estimate of future interest payments is based on rates in effect as of June 30, 2005. $1,000,000,000 of Series 2004B bonds bear interest at fixed rates ranging from 3.00-5.00% until reset dates on July 1, 2007 and July 1, 2008, and are assumed to bear interest at the rate of 3.33% from each reset date to maturity.

/(e)/ Estimated interest included.

SOURCE: State of California, Office of the Treasurer.

                     SCHEDULE OF DEBT SERVICE REQUIREMENTS
                  FOR GENERAL FUND NON-SELF LIQUIDATING BONDS
                                  Fixed Rate
                            As of November 1, 2005

                                          Current Debt
Fiscal Year       --------------------------------------------------------
Ending June 30         Interest        Principal/(a)/            Total
--------------    ------------------ ------------------ ------------------
2006.............     931,674,910.62     693,910,000.00   1,625,584,910.62/(b)/
2007.............   1,598,475,538.43   1,382,835,000.00   2,981,310,538.43
2008.............   1,526,399,940.43   1,527,938,078.31   3,054,338,018.74
2009.............   1,443,870,851.25   1,601,365,000.00   3,045,235,851.25
2010.............   1,357,357,820.05   1,662,220,000.00   3,019,577,820.05
2011.............   1,269,975,618.59   1,639,634,045.16   2,909,609,663.75
2012.............   1,178,785,534.94   1,318,840,000.00   2,497,625,534.94
2013.............   1,114,383,478.75   1,033,340,000.00   2,147,723,478.75
2014.............   1,064,605,592.14     952,600,000.00   2,017,205,592.14
2015.............   1,019,145,034.69     896,965,000.00   1,916,110,034.69
2016.............     972,767,766.46     794,810,000.00   1,767,577,766.46
2017.............     931,476,674.53     775,835,000.00   1,707,311,674.53
2018.............     892,285,154.20     787,190,000.00   1,679,475,154.20
2019.............     851,161,732.97     844,135,000.00   1,695,296,732.97
2020.............     807,457,837.86     966,150,000.00   1,773,607,837.86
2021.............     759,449,408.62     911,530,000.00   1,670,979,408.62
2022.............     712,674,351.12   1,118,370,000.00   1,831,044,351.12
2023.............     655,482,740.32   1,164,040,000.00   1,819,522,740.32
2024.............     597,459,358.23   1,085,315,000.00   1,682,774,358.23
2025.............     541,308,875.80   1,226,155,000.00   1,767,463,875.80
2026.............     480,549,980.56   1,169,040,000.00   1,649,589,980.56
2027.............     421,951,294.31   1,199,095,000.00   1,621,046,294.31
2028.............     361,005,749.01   1,263,940,000.00   1,624,945,749.01
2029.............     298,077,561.04   1,200,245,000.00   1,498,322,561.04
2030.............     236,066,437.33   1,329,740,000.00   1,565,806,437.33
2031.............     170,801,442.18     979,895,000.00   1,150,696,442.18
2032.............     121,246,365.00     937,230,000.00   1,058,476,365.00
2033.............      74,061,238.75     816,405,000.00     890,466,238.75
2034.............      33,396,882.50     536,060,000.00     569,456,882.50
2035.............       9,326,900.00     146,630,000.00     155,956,900.00
2036.............       2,288,625.00      91,545,000.00      93,833,625.00
                  ------------------ ------------------ ------------------
Total             $22,434,970,695.68 $32,053,002,123.47 $54,487,972,819.15
                  ================== ================== ==================
--------
/(a)/ Includes scheduled mandatory sinking fund payments.

/(b)/ Total represents the remaining debt service requirements from December 1, 2005 through June 30, 2006.

SOURCE: State of California, Office of the Treasurer.

                     SCHEDULE OF DEBT SERVICE REQUIREMENTS
                  FOR GENERAL FUND NON-SELF LIQUIDATING BONDS
                                 Variable Rate
                            As of November 1, 2005

                                              Current Debt
Fiscal Year Ending        -----------------------------------------------------
June 30                     Interest/(a)/    Principal/(b)/         Total
------------------        ----------------- ----------------- -----------------
2006.....................     29,258,230.59              0.00     29,258,230.59
2007.....................     51,666,445.59              0.00     51,666,445.59
2008.....................     52,101,664.72              0.00     52,101,664.72
2009.....................     51,740,569.93              0.00     51,740,569.93
2010.....................     51,457,121.00              0.00     51,457,121.00
2011.....................     51,791,713.85              0.00     51,791,713.85
2012.....................     51,628,098.34              0.00     51,628,098.34
2013.....................     52,088,271.10              0.00     52,088,271.10
2014.....................     51,666,445.59              0.00     51,666,445.59
2015.....................     51,573,936.07              0.00     51,573,936.07
2016.....................     51,621,193.10     67,455,000.00    119,076,193.10
2017.....................     49,896,535.89     87,885,000.00    137,781,535.89
2018.....................     48,382,564.71     83,390,000.00    131,772,564.71
2019.....................     46,806,618.96     77,080,000.00    123,886,618.96
2020.....................     44,631,663.58     89,250,000.00    133,881,663.58
2021.....................     42,331,100.68    183,510,000.00    225,841,100.68
2022.....................     38,993,799.13     97,060,000.00    136,053,799.13
2023.....................     36,656,295.67    119,800,000.00    156,456,295.67
2024.....................     34,018,717.92    296,540,000.00    330,558,717.92
2025.....................     27,967,723.76    201,180,000.00    229,147,723.76
2026.....................     23,318,966.53    346,030,000.00    369,348,966.53
2027.....................     16,638,655.46     74,285,000.00     90,923,655.46
2028.....................     15,122,216.87     77,260,000.00     92,382,216.87
2029.....................     13,237,249.52    110,350,000.00    123,587,249.52
2030.....................     10,843,729.67    114,760,000.00    125,603,729.67
2031.....................      8,208,388.92    119,350,000.00    127,558,388.92
2032.....................      5,555,980.61    124,125,000.00    129,680,980.61
2033.....................      2,735,338.89    129,090,000.00    131,825,338.89
2034.....................         29,300.08      1,600,000.00      1,629,300.08
                          ----------------- ----------------- -----------------
Total                     $1,011,968,536.73 $2,400,000,000.00 $3,411,968,536.73
                          ================= ================= =================
--------
/(a)/ The estimate of future interest payments is based on rates in effect as of June 30, 2005. The interest rates for the daily, weekly and auction rate bonds range from 2.13 - 2.48%.

/(b)/ Includes scheduled mandatory sinking fund payments.

/(c)/ Total represents the remaining estimated debt service requirements from December 1, 2005 through June 30, 2006.

SOURCE: State of California, Office of the Treasurer.

                     SCHEDULE OF DEBT SERVICE REQUIREMENTS
                FOR SPECIAL REVENUE FUND SELF LIQUIDATING BONDS
                                  Fixed Rate
                            As of November 1, 2005

                                            Current Debt
Fiscal Year Ending   -----------------------------------------------------
June 30                  Interest       Principal/(a)/           Total
------------------   ----------------- ----------------- -----------------
2006................    156,575,259.48    170,875,000.00    327,450,259.48/(b)/
2007................    304,401,150.00    359,070,000.00    663,471,150.00
2008................    288,573,775.00    393,925,000.00    682,498,775.00
2009................    269,418,525.00    449,920,000.00    719,338,525.00
2010................    246,903,200.00    506,870,000.00    753,773,200.00
2011................    221,284,162.50    549,060,000.00    770,344,162.50
2012................    193,051,135.00    289,375,000.00    482,426,135.00
2013................    170,634,927.50    603,520,000.00    774,154,927.50
2014................    139,723,447.50    606,870,000.00    746,593,447.50
2015................    107,332,438.02    653,350,000.00    760,682,438.02
2016................     72,076,735.00    740,980,000.00    813,056,735.00
2017................     40,281,030.00    538,820,000.00    579,101,030.00
2018................     13,486,362.50    545,000,000.00    558,486,362.50
2019................         47,500.00              0.00         47,500.00
2020................         47,500.00              0.00         47,500.00
2021................         47,500.00              0.00         47,500.00
2022................         47,500.00              0.00         47,500.00
2023................         47,500.00              0.00         47,500.00
2024................         23,750.00      1,000,000.00      1,023,750.00
                     ----------------- ----------------- -----------------
Total                $2,224,003,397.50 $6,408,635,000.00 $8,632,638,397.50
                     ================= ================= =================
--------
/(a)/ Includes scheduled mandatory sinking fund payments.

/(b)/ Total represents the remaining debt service requirements from December 1, 2005 through June 30, 2006.

SOURCE: State of California, Office of the Treasurer.

                     SCHEDULE OF DEBT SERVICE REQUIREMENTS
                FOR SPECIAL REVENUE FUND SELF LIQUIDATING BONDS
                                 Variable Rate
                            As of November 1, 2005

                                            Current Debt
Fiscal Year Ending   -----------------------------------------------------
June 30                Interest/(a)/    Principal/(b)/           Total
------------------   ----------------- ----------------- -----------------
2006................     75,393,871.63 $              -- $   75,393,871.63/(c)/
2007................    103,560,103.08                --    103,560,103.08
2008................    101,635,936.03                --    101,635,936.03
2009................     96,028,856.39                --     96,028,856.39
2010................     93,839,107.87                --     93,839,107.87
2011................     94,022,055.47                --     94,022,005.47
2012................     94,129,945.05                --     94,129,945.05
2013................     94,844,045.26                --     94,844,045.26
2014................     94,204,903.08                --     94,204,903.08
2015................     94,022,005.47                --     94,022,005.47
2016................     93,947,547.16                --     93,947,547.16
2017................     91,871,451.67    297,410,000.00    389,281,451.67
2018................     79,791,841.91    651,985,000.00    731,776,841.91
2019................     53,715,989.02    985,780,000.00  1,039,495,989.02
2020................     28,318,111.45  1,018,150,000.00  1,046,468,111.45
2021................      8,881,302.57    788,365,000.00    797,246,302.57
2022................        569,087.59    226,625,000.00    227,194,087.59
2023................        140,676.99                --        140,676.99
2024................         26,352.74      6,250,000.00      6,276,352.74
                     ----------------- ----------------- -----------------
   Total............ $1,298,943,140.43 $3,974,565,000.00 $5,273,508,140.43
                     ================= ================= =================
--------
/(a)/ The estimate of future interest payments is based on rates in effect as of June 30, 2005. The interest rates for the daily and weekly rate bonds range from 2.15-2.48%. $1,000,000,000 of Series 2004B bonds bear interest at fixed rates ranging from 3.00-5.00% until reset dates on July 1, 2007 and July 1, 2008, and are assumed to bear interest at the rate of 3.33% from each reset date to maturity.

/(b)/ Includes scheduled mandatory sinking fund payments.

/(c)/ Total represents the remaining estimated debt service requirements from December 1, 2005 through June 30, 2006.

SOURCE: State of California, Office of the Treasurer.

                     SCHEDULE OF DEBT SERVICE REQUIREMENTS
                  FOR ENTERPRISE FUND SELF LIQUIDATING BONDS
                                  Fixed Rate
                            As of November 1, 2005

                                            Current Debt
Fiscal Year Ending   -----------------------------------------------------
June 30                  Interest       Principal/(a)/           Total
------------------   ----------------- ----------------- -----------------
2006................     88,170,594.52     63,915,000.00    152,085,594.52/(b)/
2007................    106,439,822.26    129,360,000.00    235,799,822.26
2008................     96,617,986.04    136,430,000.00    233,047,986.04
2009................     86,829,718.75    135,340,000.00    222,169,718.75
2010................     77,556,794.05    118,190,000.00    195,746,794.05
2011................     70,227,072.02     86,480,000.00    156,707,072.02
2012................     65,594,219.75    100,895,000.00    166,489,219.75
2013................     61,222,059.37     93,395,000.00    154,617,059.37
2014................     56,770,503.50    107,720,000.00    164,490,503.50
2015................     51,703,008.05    114,260,000.00    165,936,008.05
2016................     45,912,866.90    121,930,000.00    167,842,866.90
2017................     39,688,996.79    129,925,000.00    169,613,996.79
2018................     34,214,708.99     90,035,000.00    124,249,708.99
2019................     29,981,716.61     85,850,000.00    115,831,716.61
2020................     26,508,908.61     53,340,000.00     79,848,908.61
2021................     23,670,512.50     46,365,000.00     70,035,512.50
2022................     21,158,096.25     41,990,000.00     63,148,096.25
2023................     19,372,992.01     22,480,000.00     41,852,992.01
2024................     18,040,105.52     27,025,000.00     45,065,105.52
2025................     16,406,841.91     34,350,000.00     50,756,841.91
2026................     14,732,973.75     28,805,000.00     43,537,973.75
2027................     13,195,135.00     28,645,000.00     41,840,135.00
2028................     11,828,360.00     22,215,000.00     34,043,360.00
2029................     10,478,760.00     27,955,000.00     38,433,760.00
2030................      8,737,392.50     36,100,000.00     44,837,392.50
2031................      6,821,867.50     33,920,000.00     40,741,867.50
2032................      4,894,975.00     36,375,000.00     41,269,975.00
2033................      2,858,227.50     37,930,000.00     40,788,227.50
2034................      1,565,500.00     10,000,000.00     11,565,500.00
2035................      1,060,500.00     10,000,000.00     11,060,500.00
2036................        631,250.00      7,000,000.00       7,631250.00
2037................        227,250.00      9,000,000.00      9,227,250.00
                     ----------------- ----------------- -----------------
Total............... $1,113,119,715.65 $2,027,220,000.00 $3,140,339,715.65
                     ================= ================= =================
--------
/(a)/ Includes scheduled mandatory sinking fund payments.

/(b)/ Total represents the remaining debt service requirements from December 1, 2005 through June 30, 2006.

SOURCE: State of California, Office of the Treasurer.

                     SCHEDULE OF DEBT SERVICE REQUIREMENTS
                            FOR LEASE-PURCHASE DEBT
                            As of November 1, 2005

                                           Current Debt
Fiscal Year Ending  ------------------------------------------------------
June 30                 Interest       Principal/(a)/            Total
------------------  ----------------- ----------------- ------------------
2006...............    295,877,075.87    279,430,000.00     575,307,075.87/(b)/
2007...............    395,831,184.34    368,803,920.44     764,635,104.78
2008...............    374,948,649.60    380,786,787.98     755,735,437.58
2009...............    360,365,992.94    404,547,732.44     764,913,725.38
2010...............    334,889,907.24    394,991,633.76     729,881,541.00
2011...............    303,974,233.93    409,640,000.00     713,614,233.93
2012...............    283,156,541.17    395,165,000.00     678,321,541.17
2013...............    262,866,402.33    406,310,000.00     669,176,402.33
2014...............    241,864,325.71    412,010,000.00     653,874,325.71
2015...............    220,111,334.95    433,105,000.00     653,216,334.95
2016...............    197,423,373.63    417,270,000.00     614,693,373.63
2017...............    175,105,060.68    425,395,000.00     600,500,060.68
2018...............    152,835,492.08    443,315,000.00     596,150,492.08
2019...............    130,086,520.03    405,880,000.00     535,966,520.03
2020...............    198,933,027.82    379,765,000.00     488,698,027.82
2021...............     90,441,694.87    320,020,000.00     410,461,694.87
2022...............     73,750,818.74    294,445,000.00     368,195,818.74
2023...............     60,073,321.62    244,175,000.00     304,248,321.62
2024...............     48,427,459.50    160,370,000.00     208,797,459.50
2025...............     40,211,891.15    168,580,000.00     208,791,891.15
2026...............     32,104,401.87    158,125,000.00     190,229,401.87
2027...............     24,013,617.50    166,170,000.00     190,183,617.50
2028...............     15,599,446.25    158,930,000.00     174,529,446.25
2029...............      8,316,820.00     98,830,000.00     107,146,820.00
2030...............      3,327,776.25     66,765,000.00      70,092,776.25
2031...............        231,027.50     10,390,000.00      10,621,027.50
                    ----------------- ----------------- ------------------
Total.............. $4,234,767,397.57 $7,803,215,074.62 $12,037,982,472.19
                    ================= ================= ==================
--------
/(a)/ Includes scheduled mandatory sinking fund payments.

/(b)/ Total represents the remaining debt service requirements from December 1, 2005 through June 30, 2006.

SOURCE: State of California, Office of the Treasurer.

                         STATE PUBLIC WORKS BOARD AND
                        OTHER LEASE-PURCHASE FINANCING
                              OUTSTANDING ISSUES
                               November 1, 2005

Name of Issue                                                     Outstanding
-------------                                                    --------------
GENERAL FUND SUPPORTED ISSSUES:

State Public Works Board
California Community Colleges...................................    576,105,000
California Department of Corrections and Rehabilitation*........  2,365,922,876
California Youth Authority......................................     15,975,000
Office of Energy Assessments/(a)/...............................     49,025,000
The Regents of the University of California/(b)/*...............  1,672,652,198
Trustees of the California State University.....................    522,895,000
Various State Office Buildings..................................  1,828,505,000
                                                                 --------------
   Total State Public Works Board Issues........................ $7,031,080,075

   Total Other State Building Lease Purchase Issues/(c)/........ $  772,135,000
                                                                 --------------
   Total General Fund Supported Issues.......................... $7,803,215,075

SPECIAL FUND SUPPORTED ISSUES:
East Bay State Building Authority*..............................     59,072,547
San Bernardino Joint Powers Financing Authority.................     51,460,000
San Francisco State Building Authority/(d)/.....................     32,425,000
                                                                 --------------

   Total Special Fund Supported Issues.......................... $  142,957,547

TOTAL                                                            $7,946,172,622
                                                                 ==============

* Includes the initial value of capital appreciation bonds rather than the accreted value.

/(a)/ This program is self-liquidating based on energy cost savings.

/(b)/ The Regents' obligations to the State Public Works Board are payable from lawfully available funds of The Regents which are held in The Regents' treasury funds and are separate from the State General Fund. A portion of The Regents' annual budget is derived from General Fund appropriations.

/(c)/ Includes $168,580,000 Sacramento City Financing Authority Lease Revenue
      Bonds State of California - Cal EPA Building, 1998 Series A, which are supported by leas rentals from the California Environmental Protection Agency; these rental payments are subject to annual appropriation by the State Legislature.

/(d)/ The sole tenant is the California Public Utilities Commission.

SOURCE: State of California, Office of the Treasurer.

                          STATE AGENCY REVENUE BONDS
                             AND CONDUIT FINANCING
                              As of June 30, 2005

Issuing Agency                                              Outstanding/(a)(b)/
--------------                                              ------------------

State Programs Financings:

California Department of Transportation - GARVEE...........  $   573,305,000
California Infrastructure and Economic Development
  Bank/(c)(d)/.............................................    1,629,740,000
California Power Authority.................................       22,405,000
California State University................................    1,629,253,000
California Transportation Commission.......................        2,925,000
Department of Water Resources - Central Valley Project.....    2,411,880,000
Department of Water Resources - Power Supply Program.......   10,695,625,000
The Regents of the University of California................    4,925,525,000

Housing Financing:

California Housing Finance Agency..........................    7,492,900,059
Veterans Revenue Debenture.................................      569,075,000

Conduit Financing:

California Alternative Energy and Advanced Transportation
  Financing Authority......................................       27,980,000
California Educational Facilities Authority................    3,234,916,820
California Health Facilities Financing Authority...........    5,943,375,800
California Infrastructure and Economic Development Bank....    3,874,225,117
California Pollution Control Financing Authority...........    4,032,319,642
California Student Loan Authority..........................       47,460,000
                                                             ---------------
TOTAL......................................................  $47,112,910,438
                                                             ===============

/(a)/ Totals for California Department of Transportation (GARVEE), California
      State University, California Transportation Commission, Department of Water Resources and Veterans Revenue Debenture were provided by the State of California, Office of the Treasurer. All other totals were provided by the listed issuing agency.

/(b)/ Does not include $6.1 Billion of "tobacco settlement revenue bonds" issued by Golden State Tobacco Securitization Corporation.

/(c)/ Does not include $6 billion of "rate reduction bonds" issued by special purpose trusts for the benefit of four investor-owned electric utility companies representing interests in certain electric rate surcharges.

/(d)/ Includes the Toll Bridge Seismic Retrofit Revenue Notes Series 2005A
      Second Lien Commercial Paper.

                        SELIGMAN MUNICIPAL SERIES TRUST

                       Seligman Florida Municipal Series

                      Statement of Additional Information

                               February 1, 2006


                                100 Park Avenue
                           New York, New York 10017
                                (212) 850-1864

                      Toll Free Telephone: (800) 221-2450


This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Seligman Municipal Funds, dated February 1, 2006 (the "Prospectus"), offering Class A shares, Class C shares and Class D shares of Seligman Florida Municipal Series, a fund of Seligman Municipal Series Trust. This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the above address or telephone numbers.

The financial statements and notes included in the Annual Report of Seligman Municipal Series Trust, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

The references in this SAI to the investment manager's website or any other website are inactive textual references, and information contained in or otherwise accessible through these websites do not form a part of this SAI.


                               Table of Contents


Fund History..........................................................  2
Description of the Fund and its Investments and Risks.................  2
Management of the Fund................................................  8
Control Persons and Principal Holders of Securities................... 12
Investment Advisory and Other Services................................ 13
Portfolio Managers.................................................... 18
Portfolio Transactions and Other Practices............................ 20
Shares of Beneficial Interest and Other Securities.................... 21
Purchase, Redemption, and Pricing of Shares........................... 21
Taxation of the Fund.................................................. 26
Underwriters.......................................................... 29
Calculation of Performance Data....................................... 30
Financial Statements.................................................. 32
General Information................................................... 32
Appendix A............................................................ 35
Appendix B............................................................ 39



TEB1B

                                 Fund History


Seligman Municipal Series Trust (the "Series") was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984.


             Description of the Fund and its Investments and Risks

Classification


The Series is a non-diversified, open-end management investment company, or mutual fund. It consists of four separate funds, which are as follows:


Seligman California Municipal High-Yield Series
Seligman California Municipal Quality Series


Seligman Florida Municipal Series


Seligman North Carolina Municipal Series


Only Seligman Florida Municipal Series (the "Fund") is discussed in this SAI.


Investment Strategies and Risks

The following information regarding the Fund's investments and risks supplements the information contained in the Prospectus.

The Fund seeks to provide high income exempt from regular federal income taxes consistent with preservation of capital. The Fund also invests with consideration given to capital gain. Such income could however be subject to the federal alternative minimum tax, as well as any applicable state alternative minimum tax.


The Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of purchase are rated within the four highest rating categories of Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Services ("S&P"). Municipal securities rated in these categories are commonly referred to as investment grade. The Fund may invest in municipal securities that are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, the Fund will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.


Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and re-pay principal than bonds in higher rating categories and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Municipal securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

A description of the credit rating categories is contained in Appendix A to this SAI.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities and for providing state and local governments with federal credit assistance. Reevaluation of the Fund's investment objectives and structure might be necessary in the future due to market conditions that may result from future changes in the tax laws.


Florida Municipal Securities. Florida municipal securities include notes, bonds and commercial paper issued by or on behalf of the State of Florida, its political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes. Such securities are traded primarily in an over-the-counter market. The Fund may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax.

Under the Investment Company Act of 1940, as amended ("1940 Act"), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if only the assets and revenues of the non-governmental user back the bond, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.


The Fund invests principally in long-term municipal bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds ("IDBs") are issued by or on behalf of public authorities to obtain funds to provide various privately operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The Fund may also invest in municipal notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal notes include:


   1. Tax Anticipation Notes and Revenue Anticipation Notes. Tax anticipation notes and revenue anticipation notes are issued to finance short-term working capital needs of political subdivisions. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both tax and revenue anticipation notes.

   2. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.


Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.


Variable and Floating Rate Securities. The Fund may purchase floating or variable rate securities, including participation interests therein. Investments in floating or variable rate securities provide that the rate of interest is either pegged to money market rates or set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Treasury Bills or the prime rate of a major commercial bank. A floating rate or variable rate security generally provides that the Fund can demand payment of the obligation on short notice (daily or weekly, depending on the terms of the obligation) at an amount equal to par (face value) plus accrued interest. In unusual circumstances, the amount received may be more or less than the amount the Fund paid for the securities.

Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank or issuer, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

The maturity of variable or floating rate obligations (including participation interests therein) is deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the obligation upon demand, or (2) the period remaining until the obligation's next interest rate adjustment. If the Fund does not redeem the obligation through the demand feature, the obligation will mature on a specific date, which may range up to thirty years from the date of its issuance.


Participation Interests. From time to time, the Fund may purchase from banks, participation interests in all or part of specific holdings of municipal securities. A participation interest gives the Fund an undivided interest in the municipal security in the proportion that the Fund's participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described above. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Fund has determined meets its prescribed quality standards. The Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on short notice, for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. The Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by the Fund. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Fund currently does not purchase participation interests and has no current intention of doing so.


When-Issued Securities. The Fund may purchase municipal securities on a "when-issued" basis, which means that delivery of and payment for securities normally take place in less than 45 days after the date of the buyer's purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result, the yields obtained and the market value of such securities may be higher or lower on the date the securities are actually delivered to the buyer. The Fund will generally purchase a municipal security sold on a when-issued basis with the intention of actually acquiring the securities on the settlement date.

A separate account consisting of cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments is established with the Fund's custodian in connection with any purchase of when-issued securities. The account is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. The Fund meets its respective obligation to purchase when-issued securities from outstanding cash balances, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's payment obligations).

Municipal securities purchased on a when-issued basis and the other securities held in the Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security purchased on a when-issued basis.

Standby Commitments. The Fund is authorized to acquire standby commitments issued by banks with respect to securities they hold, although the Fund has no present intention of investing any assets in standby commitments. These commitments would obligate the seller of the standby commitment to repurchase, at the Fund's option, specified securities at a specified price.

The price which the Fund would pay for municipal securities with standby commitments generally would be higher than the price which otherwise would be paid for the municipal securities alone, and the Fund would use standby commitments solely to facilitate portfolio liquidity. The standby commitment generally is for a shorter term than the maturity of the security and does not restrict in any way the Fund's right to dispose of or retain the security. There is a risk that the seller of a standby commitment may not be able to repurchase the security upon the exercise of the right to resell by the Fund. To minimize such risks, the Fund is presently authorized to acquire standby commitments solely from banks deemed creditworthy. The Board of Trustees may, in the future, consider whether the Funds should be permitted to acquire standby commitments from dealers. Prior to investing in standby commitments of dealers, the Fund, if it deems necessary based upon the advice of counsel, will apply to the

Securities and Exchange Commission ("SEC") for an exemptive order relating to such commitments and the valuation thereof. There can be no assurance that the SEC will issue such an order.

Standby commitments with respect to portfolio securities of the Fund with maturities of less than 60 days which are separate from the underlying portfolio securities are not assigned a value. The cost of any such standby commitments is carried as an unrealized loss from the time of purchase until it is exercised or expires. Standby commitments with respect to portfolio securities of the Fund with maturities of 60 days or more which are separate from the underlying portfolio securities are valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of value of such a standby commitment, consider, among other factors, the creditworthiness of the writer of the standby commitment, the duration of the standby commitment, the dates on which or the periods during which the standby commitment may be exercised and the applicable rules and regulations of the SEC.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 ("1933 Act")) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Trustees may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Trustees make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.



Taxable Investments. Under normal market conditions, the Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and Florida personal income tax. Such interest, however, may be subject to the federal alternative minimum tax.

Under normal market conditions, temporary investments in taxable securities will be limited as a matter of fundamental policy to 20% of the value of the Fund's net assets.

Except as otherwise specifically noted above, the Fund's investment strategies are not fundamental and a Fund, with the approval of the Board of Trustees, may change such strategies without the vote of shareholders.


Fundamental Restictions


The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the outstanding voting securities of the Fund. Under these policies, the Fund may not:

  . Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes but not for the purchase of portfolio securities) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets;

  . Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

  . Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the US Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation;

  . As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities);

  . Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for trustees;

  . Purchase or hold any real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

  . Purchase or hold the securities of any issuer, if to its knowledge, trustees or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

  . Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; underwrite the securities of other issuers, except that the Fund may be deemed an underwriter in connection with the purchase and sale of portfolio securities;

  . Purchase or sell commodities or commodity contracts including futures contracts; or

  . Make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.

The Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

Under Rule 35d-1 of the 1940 Act, the Fund also may not change its investment strategy of investing at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and regular personal income taxes in Florida without first providing notice to shareholders, as provided under Rule 35d-1(c) of the 1940 Act, at least 60 days prior to such change. This policy is not fundamental.

Temporary Defensive Position

In abnormal market conditions, if, in the judgment of the Fund, municipal securities satisfying the Fund's investment objectives may not be purchased, the Fund may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not state personal income taxes. Such securities would include those described under "Florida Municipal Securities" above that would otherwise meet the Fund's objectives.

Also, in abnormal market conditions, the Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state, or local income taxes, pending the investment or reinvestment in municipal securities of the proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated Aa3 or better by Moody's or AA- or better by S&P); prime commercial paper (rated P-1 by Moody's or A-1+/A-1 by S&P); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of US banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates but the Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary disparity in the normal yield relationship between the two securities.


The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund's portfolio turnover rate for each of the fiscal years ended September 30, 2005 and 2004 was -0- %. The Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.


Disclosure of Portfolio Holdings


The Fund's full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on the website of the Fund's investment manager, J. & W. Seligman & Co. Incorporated ("Seligman") (www.seligman.com). In addition, the Fund's top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 days after the end of each month. Seligman employees may freely distribute the Fund's portfolio holdings information described above to third parties the day after such information appears on Seligman's website. The foregoing monthly and quarterly information will remain available on Seligman's website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Series' Board of Trustees, the Fund's portfolio holdings may be disclosed to certain parties prior to its public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Fund's procedures require the prior written approval of the President or Chief Investment Officer of Seligman or the President of Seligman Advisors, Inc. ("Seligman Advisors") and the Fund's Chief Compliance Officer (the "CCO") before any such disclosure. In connection with the CCO's review and approval, the CCO considers whether such disclosure is in the best interests of shareholders. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Fund's portfolio holding information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Series' Board of Trustees regarding compliance with the Fund's policies, and Seligman's Chief Compliance Officer monitor compliance with this policy.

In addition, the Fund's policies expressly permit Seligman's employees to release the Fund's holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman's views on individual securities or whether the Fund owns or does not own a particular security; provided, that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Fund or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Fund may also permit its auditors to have access to the Fund's portfolio holdings as necessary in connection with their auditing services.

Currently, Seligman has entered into ongoing arrangements to disclose the Fund's portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc. and Standard & Poor's Securities Evaluations, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Fund's portfolio holdings to State Street Bank and Trust Company ("SSBT") in connection with back-office, custodial and/or administrative services provided by SSBT. All of the above mentioned disclosures have been approved by Seligman's President or Chief Investment Officer and the Fund's CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Fund's portfolio holdings pursuant to these arrangements.

                            Management of the Fund

Board of Trustees

The Board of Trustees provides broad supervision over the affairs of the Fund.

Management Information


Information with respect to Trustees and officers of the Fund is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, New York 10017.



                                                                          Number of
                                                                        Portfolios in
                           Term of      Principal Occupation(s)             Fund
                          Office and     During Past 5 Years,              Complex
Name, (Age), Position(s)  Length of        Trusteeships and              Overseen by
With Fund                Time Served*      Other Information               Trustee
------------------------ ------------   -----------------------         -------------
                             INDEPENDENT TRUSTEES

John R. Galvin (76)      1995 to Date     Dean Emeritus, Fletcher            58
Trustee                               School of Law and Diplomacy
                                      at Tufts University;
                                      Director or Trustee of each
                                      of the investment companies
                                      of the Seligman Group of
                                      Funds**; and Chairman
                                      Emeritus, American Council
                                      on Germany. Formerly,
                                      Director, Raytheon Co.
                                      (defense and commercial
                                      electronics) and Governor
                                      of the Center for Creative
                                      Leadership. From February
                                      1995 until June 1997, he
                                      was a Director, USLIFE
                                      Corporation (life
                                      insurance). From June 1987
                                      to June 1992, he was the
                                      Supreme Allied Commander,
                                      NATO and the
                                      Commander-in-Chief, United
                                      States European Command.

Alice S. Ilchman (70)    1991 to Date     President Emerita,                 58
Trustee                               Sarah Lawrence College;
                                      Director or Trustee of each
                                      of the investment companies
                                      of the Seligman Group of
                                      Funds**; Director,
                                      Jeannette K. Watson Summer
                                      Fellowship (summer
                                      internships for college
                                      students); Trustee, the
                                      Committee for Economic
                                      Development; Governor,
                                      Court of Governors, London
                                      School of Economics; and
                                      Director, Public
                                      Broadcasting Service (PBS).
                                      Formerly, Trustee, Save the
                                      Children (non-profit child
                                      assistance organization);
                                      Chairman, The Rockefeller
                                      Foundation (charitable
                                      foundation); and Director
                                      (from September 1987 until
                                      September 1997), New York
                                      Telephone Company.

Frank A. McPherson (72)  1995 to Date     Retired Chairman of the            58
Trustee                               Board and Chief Executive
                                      Officer of Kerr-McGee
                                      Corporation (diversified
                                      energy and chemical
                                      company); Director or
                                      Trustee of each of the
                                      investment companies of the
                                      Seligman Group of Funds**;
                                      and Director,
                                      ConocoPhillips (integrated
                                      international oil
                                      corporation), Integris
                                      Health (owner of various
                                      hospitals), Oklahoma
                                      Chapter of the Nature
                                      Conservancy, Oklahoma
                                      Medical Research
                                      Foundation, Boys and Girls
                                      Clubs of Oklahoma, Oklahoma
                                      City Public Schools
                                      Foundation and Oklahoma
                                      Foundation for Excellence
                                      in Education. Formerly,
                                      Director, BOK Financial
                                      (bank holding company),
                                      Kimberly-Clark Corporation
                                      (consumer products) and the
                                      Federal Reserve System's
                                      Kansas City Reserve Bank
                                      (from 1990 until 1994).

Betsy S. Michel (63)     1984 to Date     Attorney; Director or              58
Trustee                               Trustee of each of the
                                      investment companies of the
                                      Seligman Group of Funds**;
                                      and Trustee, The Geraldine
                                      R. Dodge Foundation
                                      (charitable foundation).
                                      Formerly, Chairman of the
                                      Board of Trustees of St.
                                      George's School (Newport,
                                      RI) and Trustee, World
                                      Learning, Inc.
                                      (international educational
                                      training).

Leroy C. Richie (64)     2000 to Date     Chairman and Chief                 57
Trustee                               Executive Officer, Q
                                      Standards Worldwide, Inc.
                                      (library of technical
                                      standards); Director or
                                      Trustee of each of the
                                      investment companies of the
                                      Seligman Group of Funds**
                                      (with the exception of
                                      Seligman Cash Management
                                      Fund, Inc.); Director,
                                      Kerr-McGee Corporation
                                      (diversified energy and
                                      chemical company) and
                                      Infinity, Inc. (oil and gas
                                      services and exploration);
                                      and Director and Chairman,
                                      Highland Park Michigan
                                      Economic Development Corp.
                                      Formerly, Trustee, New York
                                      University Law Center
                                      Foundation; Vice Chairman,
                                      Detroit Medical Center;
                                      Chairman and Chief
                                      Executive Officer, Capital
                                      Coating Technologies, Inc.
                                      (applied coating
                                      technologies); and Vice
                                      President and General
                                      Counsel (from 1990 until
                                      1997), Automotive Legal
                                      Affairs, Chrysler
                                      Corporation.

                                                                                   Number of
                                                                                 Portfolios in
                               Term of            Principal Occupation(s)            Fund
                              Office and            During Past 5 Years,            Complex
Name, (Age), Position(s)      Length of               Trusteeships and            Overseen by
With Fund                    Time Served*            Other Information              Trustee
------------------------   -----------------      -----------------------        -------------
                                    INDEPENDENT TRUSTEES

Robert L. Shafer (73)        1984 to Date    Ambassador and Permanent Observer        58
Trustee                                      of the Sovereign and Military
                                             Order of Malta to the United
                                             Nations and Director or Trustee of
                                             each of the investment companies
                                             of the Seligman Group of Funds**.
                                             Formerly, Director (from May 1987
                                             until June 1997), USLIFE
                                             Corporation (life insurance) and
                                             Vice President (from December 1973
                                             until January 1996), Pfizer Inc.
                                             (pharmaceuticals).

James N. Whitson (70)        1993 to Date    Retired Executive Vice President         58
Trustee                                      and Chief Operating Officer,
                                             Sammons Enterprises, Inc. (a
                                             diversified holding company);
                                             Director or Trustee of each of the
                                             investment companies of the
                                             Seligman Group of Funds**; and
                                             Director, CommScope, Inc.
                                             (manufacturer of coaxial cable).
                                             Formerly, Director and Consultant,
                                             Sammons Enterprises, Inc. and
                                             Director, C-SPAN (cable television
                                             networks).

                  INTERESTED TRUSTEES AND PRINCIPAL OFFICERS

William C. Morris*** (67)    1988 to Date    Chairman, J. & W. Seligman & Co.         58
Trustee and Chairman                         Incorporated; Chairman of the
of the Board                                 Board and Director or Trustee of
                                             each of the investment companies
                                             of the Seligman Group of Funds**;
                                             Chairman, Seligman Advisors, Inc.,
                                             Seligman Services, Inc., and Carbo
                                             Ceramics Inc. (manufacturer of
                                             ceramic proppants for oil and gas
                                             industry); Director, Seligman Data
                                             Corp.; and President and Chief
                                             Executive Officer, The
                                             Metropolitan Opera Association.
                                             Formerly, Director, Kerr-McGee
                                             Corporation (diversified energy
                                             and chemical company) and Chief
                                             Executive Officer of each of the
                                             investment companies of the
                                             Seligman Group of Funds.

Brian T. Zino*** (53)         Ttee.: 1993    Director and President, J. & W.          58
Trustee, President              to Date      Seligman & Co. Incorporated; Chief
and Chief Executive           Pres.: 1995    Executive Officer, President and
Officer                         to Date      Director or Trustee of each of the
                           CEO: 2002 to Date investment companies of the
                                             Seligman Group of Funds**;
                                             Director, Seligman Advisors, Inc.
                                             and Seligman Services, Inc.;
                                             Chairman, Seligman Data Corp.;
                                             Member of the Board of Governors
                                             of the Investment Company
                                             Institute; and Director (formerly
                                             Vice Chairman), ICI Mutual
                                             Insurance Company.

Thomas G. Moles (63)         1984 to Date    In addition to his                       N/A
Vice President and                           responsibilities in respect of the
Co-Portfolio Manager                         Funds, he is Director and Managing
                                             Director, J. & W. Seligman & Co.
                                             Incorporated; Vice President and
                                             Co-Portfolio Manager, Seligman
                                             Municipal Fund Series, Inc.,
                                             Seligman New Jersey Municipal
                                             Fund, Inc. and Seligman
                                             Pennsylvania Municipal Fund
                                             Series; Executive Vice President
                                             and Co-Portfolio Manager, Seligman
                                             Quality Municipal Fund, Inc. and
                                             Seligman Select Municipal Fund,
                                             Inc. (two closed-end investment
                                             companies); and Director, Seligman
                                             Advisors, Inc. and Seligman
                                             Services, Inc. Formerly,
                                             President, Seligman Quality
                                             Municipal Fund, Inc. and Seligman
                                             Select Municipal Fund, Inc.

Eileen A. Comerford (47)     2003 to Date    In addition to her                       N/A
Vice President and                           responsibilities in respect of the
Co-Portfolio Manager                         Funds, she is Senior Vice
                                             President, Investment Officer, J.
                                             & W. Seligman & Co. Incorporated;
                                             Vice President and Co-Portfolio
                                             Manager, Seligman Municipal Fund
                                             Series Inc., Seligman New Jersey
                                             Municipal Fund, Inc., Seligman
                                             Pennsylvania Municipal Fund
                                             Series, Seligman Quality Municipal
                                             Fund, Inc. and Seligman Select
                                             Municipal Fund, Inc.

Eleanor T.M. Hoagland (54)   2004 to Date    Managing Director, J. & W Seligman       N/A
Vice President and Chief                     & Co. Incorporated; and Vice
Compliance Officer                           President and Chief Compliance
                                             Officer for each of the investment
                                             companies of the Seligman Group of
                                             Funds**.

Thomas G. Rose (48)          2000 to Date    Managing Director, Chief Financial       N/A
Vice President                               Officer and Treasurer, J. & W.
                                             Seligman & Co. Incorporated;
                                             Senior Vice President, Finance,
                                             Seligman Advisors, Inc. and
                                             Seligman Data Corp.; and Vice
                                             President of each of the
                                             investment companies of the
                                             Seligman Group of Funds**,
                                             Seligman Services, Inc. and
                                             Seligman International, Inc.

                                                                                   Number of
                                                                                 Portfolios in
                                Term of           Principal Occupation(s)            Fund
Name, (Age),                   Office and           During Past 5 Years,            Complex
Position(s)                    Length of              Trusteeships and            Overseen by
With Fund                     Time Served*           Other Information              Trustee
------------                 ---------------      -----------------------        -------------

Lawrence P. Vogel (49)        V.P.: 1992 to  Senior Vice President and                N/A
Vice President and Treasurer      Date       Treasurer, Investment Companies,
                             Treas.: 2000 to J. & W. Seligman & Co.
                                  Date       Incorporated; Vice President and
                                             Treasurer of each of the
                                             investment companies of the
                                             Seligman Group of Funds**; and
                                             Treasurer, Seligman Data Corp.

Frank J. Nasta (41)           1994 to Date   Director, Managing Director,             N/A
Secretary                                    General Counsel and Corporate
                                             Secretary, J. & W. Seligman & Co.
                                             Incorporated; Secretary of each of
                                             the investment companies of the
                                             Seligman Group of Funds**; and
                                             Corporate Secretary, Seligman
                                             Advisors, Inc., Seligman Services,
                                             Inc., Seligman International, Inc.
                                             and Seligman Data Corp.

--------
* Each Trustee serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.


** The Seligman Group of Funds currently consists of twenty-four registered investment companies.


*** Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with J. & W.
    Seligman & Co. Incorporated and its affiliates.

Mr. Whitson is a director of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Fund's shares.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Trustees who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.


Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Series. The Committee met five times during the fiscal year ended September 30, 2005. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the fiscal year ended September 30, 2005. Members of the Committee are Messrs. Whitson (Chairman), Galvinand Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Trustees by the Board. In addition, if a shareholder meeting is held where Trustees are to be elected, the Committee will select and nominate persons for election as Trustees at such shareholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Series occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Series. The Committee met once during the fiscal year ended September 30, 2005. Members of the Committee are Messrs. Shafer (Chairman) and McPherson, and Dr. Ilchman.

Beneficial Ownership of Shares


As of December 31, 2005, the Trustees beneficially owned shares in the Fund and the Seligman Group of Funds as follows:



                                                                              Aggregate Dollar Range of Shares
                                         Dollar Range of Fund Shares Owned    Owned by Trustee in the Seligman
Name                                                By Trustee                         Group of Funds
----                                   -------------------------------------  --------------------------------

                                            INDEPENDENT TRUSTEES

John R. Galvin........................                 None                          $50,001 - $100,000
Alice S. Ilchman......................                 None                            Over $100,000
Frank A. McPherson....................                 None                            Over $100,000
Betsy S. Michel.......................                 None                            Over $100,000
Leroy C. Richie.......................                 None                          $10,001 - $50,000
Robert L. Shafer......................                 None                            Over $100,000
James N. Whitson......................                 None                            Over $100,000

                                             INTERESTED TRUSTEES

William C. Morris.....................                 None                            Over $100,000
Brian T. Zino.........................                 None                            Over $100,000


Compensation


                                                   Pension or      Total Compensation
                                 Aggregate     Retirement Benefits    from Fund and
Name and                        Compensation   Accrued as Part of   Fund Complex Paid
Position with Fund             from Fund /(1)/    Fund Expenses    to Trustees /(1)(2)/
------------------             --------------  ------------------- -------------------
Robert B. Catell, Trustee/(3)/      $675               N/A              $ 91,500
John R. Galvin, Trustee.......       742               N/A               102,000
Alice S. Ilchman, Trustee.....       715               N/A                99,000
Frank A. McPherson, Trustee...       715               N/A                99,000
John E. Merow, Trustee/(4)/...       477               N/A                66,578
Betsy S. Michel, Trustee......       809               N/A               108,000
Leroy C. Richie, Trustee......       811               N/A               108,000
Robert L. Shafer, Trustee.....       715               N/A                99,000
James N. Whitson, Trustee.....       742               N/A               102,000

--------

/(1)/ For the Fund's fiscal year ended September 30, 2005.

/(2)/ At September 30, 2005, the Seligman Group of Funds consisted of twenty-four investment companies.

/(3)/ Mr. Catell retired as a member of the Board of Trustees effective on November 28, 2005.

/(4)/ Mr. Merow retired as a member of the Board of Trustees effective on May 19, 2005.

No compensation is paid by the Fund to Trustees or officers of the Fund who are employees of Seligman.


The Series has adopted a deferred compensation plan under which independent trustees may elect to defer receiving their fees. A trustee who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the trustee. The cost of such fees and earnings is included in trustees' fees and expenses, and the accumulated balance thereof is included in accrued expenses and other liabilities in the Fund's financial statements.


Mr. Whitson had previously deferred compensation pursuant to the deferred compensation plan. Mr. Whitson no longer defers his current compensation; however, he hasaccrued deferred compensation (including earnings/losses) in respect of the Fund in the amount of $5,814, as of September 30, 2005.
Mr. Merow had previously deferred compensation pursuant to the deferred compensation plan; however, he had stopped deferring his current compensation prior to his retirement. The accrued balance of Mr. Mereow's deferred compensation (including earnings/losses) in respect of the Fund as of December 31, 2004 was $1,243, all of which was paid to him in January 2005.


The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the deferred compensation plan.

Class A shares of the Fund may be issued without a sales charge to present and former trustees (and their family members) of the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

Code of Ethics


Seligman, Seligman Advisors, their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors or trustees and employees (collectively, "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Chief Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another person's intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless prior approval has been obtained from Seligman's Chief Compliance Officer.


The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and
(3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.


Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance system. This system is designed to prevent transactions in securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.


A copy of the Code of Ethics is on public file with, and is available upon request from, the SEC. You can access it through the SEC's Internet site, www.sec.gov.

              Control Persons and Principal Holders of Securities

Control Persons


As of January 3, 2006, there was no person or persons who controlled the Fund, either through a significant ownership of Fund shares or by any other means of control.


Principal Holders


As of January 3, 2006, the following principal holders owned of record 5% or more of the shares of the then outstanding shares of beneficial interest of a Class of shares of the Fund:



                                                         Percentage of
                                                             Total
Name and Address                                   Class  Shares Held
----------------                                   ----- -------------
MLPF&S FBO Customers, Attn: Fund Administration,
  4800 Dear Lake Drive East, Jacksonville, FL
  32246...........................................   A       13.11%

Citigroup Global House Account, Attn Peter Booth,
  7/th/ Floor, 333 West 34/th/ Street, New York,
  NY 10001........................................   A        8.46%

Citigroup Global House Account, Attn Peter Booth,
  7/th/ Floor, 333 West 34/th/ Street, New York,
  NY 10001........................................   C       29.09%

UBS Financial Services Inc., FBO Accounts, One
  John Anderson Drive, Ormond Beach, FL
  32176-5790,.....................................   C       10.99%

                                                         Percentage of
                                                             Total
Name and Address                                   Class  Shares Held
----------------                                   ----- -------------
MLPF&S FBO Customers, Attn: Fund Administration,
  4800 Dear Lake Drive East, Jacksonville, FL
  32246...........................................   D       62.86%

Dwight Byers Trust, 2701 60/th/ Way North, St.
  Petersburg, FL 33710............................   D       15.57%


Management Ownership


As of January 3, 2006, no Trustees or officers of the Fund owned any Class A, Class C or Class D shares of the then outstanding shares of beneficial interest of the Fund.


                    Investment Advisory and Other Services

Investment Manager


Subject to the control of the Series' Board of Trustees, Seligman manages the investment of the assets of the Fund and administers the Series' business and other affairs pursuant to a management agreement approved by the Board of Trustees and the initial shareholders of the Fund ("Management Agreement"). Seligman also serves as investment manager to twenty-three other US registered investment companies which, together with the Series, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to the Fund. No person or persons, other than the trustees/directors, officers or employees of Seligman and the Series, regularly advise the Series with respect to the Fund's investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Trustees of the Fund, owns a majority of the outstanding voting securities of Seligman and a controlling person of Seligman.


All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.


The Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.50% per annum of the Fund's average daily net assets. Seligman voluntarily agreed to waive a portion of its management fee for the year ended September 30, 2005 for the Fund to limit the per annum fee to 0.35%. For the fiscal years ended September 30, 2005, 2004 and 2003, the Fund paid Seligman management fees in the amount of $182,988, $200,638 and $213,775, respectively, of which Seligman waived or reimbursed expenses of the Fund amounting to $54,896, $60,192 and $64,132, respectively.

The Fund pays all of its expenses other than those assumed by Seligman, including shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of the Trustees of the Fund not employed by or serving as a director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. Certain expenses are allocated among the funds of the Series in a manner determined by the Board of Trustees to be fair and equitable.


The Management Agreement also provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.


The Fund's Management Agreement was approved by the Board of Trustees at a meeting held on June 21, 1990 and was approved by the shareholders at a Special Meeting of the Fund held on December 7, 1990. The Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the

1940 Act (i.e., by a vote of a majority of the Trustees or of the outstanding voting securities of the Fund and by a vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of its Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

At the November 17, 2005 Board of Trustees meeting, the Board unanimously approved the continuance of the Management Agreement. In preparation for these meetings, the Board requested and evaluated extensive materials from Seligman, including performance and expense information for other investment companies derived from data compiled by third parties, and the Independent Trustees conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Management Agreement, the Board considered their overall relationship with Seligman and their confidence in Seligman's integrity and competence. In addition, they considered many factors, including, but not limited to: (1) comparative performance information versus other similar investment companies; (2) the nature, extent and quality of investment services and administrative services rendered by Seligman;
(3) payments received by Seligman from all sources involving both the Fund and all other Seligman investment companies; (4) the costs borne by, and profitability of, Seligman and its affiliates in providing services of all types to the Fund and all other Seligman investment companies; (5) comparative fee and expense data versus other similar investment companies; (6) Seligman's practices regarding allocation of portfolio transactions and soft dollars;
(7) portfolio turnover of the Fund compared to other similar investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; (9) fall-out benefits which Seligman and its affiliates receive from managing the Fund; (10) potential economies of scale as asset levels increase and whether fee levels reflect such economies; (11) information about revenue sharing arrangements Seligman has entered into; (12) the professional experience and qualifications of the portfolio management team and other Seligman senior personnel; and (13) the terms of the Management Agreement. The Board also considered the status of the regulatory investigations (and related matters) of the SEC and Attorney General of the State of New York relating to market timing. In its deliberations, the Board did not identify any particular information that was all-important or controlling and Trustees attributed different weights to the various factors. Rather, the Board evaluated all information available to it and determined that the overall arrangements between the Fund and Seligman, as reflected under the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Trustee) considered relevant in the exercise of its (or such Trustees') reasonable judgment.


Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.


Portfolio Performance. The Board of Trustees considered the performance of the Fund as compared to the performance of other comparable investment companies. Trustees also considered the nature and quality of the investment advice rendered by Seligman. In addition to the information received by the Trustees in connection with the November 17, 2005 Board of Trustees meeting, the Board receives detailed information related to performance of the Fund at each Board meeting during the year.


Expenses of the Fund. The Board also considered the management fee rate paid by the Fund to Seligman and the other expenses of the Fund, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.


Costs of Providing Service and Profitability. The Trustees reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2004 and 2005 (through September 30) and estimates for full-year 2004. The information considered by the Board of Trustees included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Trustees also reviewed profitability data and estimated profitability data for each of the Seligman investment companies. The Board of Trustees reviewed certain assumptions and methods of allocation used by Seligman in preparing the profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the research and other resources of the organization.


Fall-Out Benefits. The Trustees considered the services provided to the Fund and its shareholders by Seligman Services, Inc. ("Seligman Services"), an affiliate of Seligman, and the 12b-1 fees the Fund pays to Seligman Services in respect of shares of the Fund held in accounts for which there would not otherwise be a broker of record.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as trustees or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated June 21, 1990, subject to the control of the Board of Trustees, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers their business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of trustees of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp. ("SDC"), the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice


No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund or Seligman with respect to the Fund's investments.


Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Fund, as set forth below:

Class A shares:

                                                                   Regular Dealer
                                 Sales Charge       Sales Charge    Reallowance
                                   As a % of        as a % of Net    as a % of
Amount of Purchase             Offering Price/(1/) Amount Invested Offering Price
------------------             -----------------   --------------- --------------
Less than $50,000.............       4.75%              4.99%           4.25%
$50,000 - $99,999.............       4.00               4.17            3.50
$100,000 - $249,999...........       3.50               3.63            3.00
$250,000 - $499,999...........       2.50               2.56            2.25
$500,000 - $999,999...........       2.00               2.04            1.75
$1,000,000 and over...........          0                  0               0

/(1)/ "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:

                                                                   Regular Dealer
                                  Sales Charge      Sales Charge    Reallowance
                                   As a % of        as a % of Net    as a % of
Amount of Purchase             Offering Price/(1)/ Amount Invested Offering Price
------------------             ------------------  --------------- --------------
Less than $100,000............        1.00%             1.01%           1.00%
$100,000 - $249,000...........        0.50              0.50            0.50
$250,000 - $999,999...........           0                 0               0

/(1)/ "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge. There is no sales charge on Class C shares sold by Level Load Intermediaries (as defined below).

Seligman Services, an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal years ended September 30, 2005, 2004 and 2003, Seligman Services received commissions of $1,338, $629 and $417, respectively.


Rule 12b-1 Plan

The Series has adopted an Administration, Shareholder Services and Distribution Plan ("12b-1 Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of Class A, Class C, and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of the Fund, as well as to discourage redemptions.


Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Series' Board of Trustees. The Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.


Class A


Under the 12b-1 Plan, the Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Trustees of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one fiscal year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other fiscal year. If the Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 2005 was $77,637, equivalent to 0.25% of the Class A shares' average daily net assets.


Class C

Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months (twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined below under the heading "Purchase, Redemption and Pricing of Shares")), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended September 30, 2005 was $42,281, equivalent to 1% per annum of the Class C shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 2005, Seligman Advisors incurred $87,968 of expenses in respect of the Fund's Class C shares that were not reimbursed from amounts received from the Fund's 12b-1 Plan. This amount is equal to 2.25% of net assets of Class C shares at September 30, 2005.


If the 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.

Class D


Under the 12b-1 Plan, the Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended September 30, 2005 was $13,353, equivalent to 1% per annum of the Class D shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

If the 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.


As of September 30, 2005, Seligman Advisors incurred $58,469 of expenses in respect of the Fund's Class D shares that were not reimbursed from amounts received from the Fund's 12b-1 Plan. This amount is equal to 4.97% of the net assets of Class D shares at September 30, 2005.

Payments made by the Fund under the 12b-1 Plan for the fiscal year ended September 30, 2005 were spent on the following activities in the following amounts:


                                         Class A Class C Class D
                                         ------- ------- -------
Compensation to underwriters............ $   -0- $ 3,335 $   300
Compensation to broker/dealers..........  77,637  38,946  13,053

The 12b-1 Plan was approved on June 21, 1990 by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan ("Qualified Trustees") and was approved by shareholders of the Fund on December 7, 1990. Amendments to the Plan were approved in respect of the Class D shares on November 18, 1993 by the Trustees, including a majority of the Qualified Trustees, and became effective with respect to the Class D shares on February 1, 1994. The 12b-1 Plan was approved in respect of Class C shares on May 20, 1999 by the Trustees, including a majority of the Qualified Trustees, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable under the terms of the 12b-1 Plan without the approval of a majority of the outstanding voting securities of the Fund and no material amendment to the 12b-1 Plan may be made except with the approval of a majority of both the Trustees and the Qualified Trustees in accordance with the applicable provisions of the 1940 Act and the rules thereunder.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Trustees who are not "interested persons" of the Fund be made by such disinterested Trustees. The 12b-1 Plan is reviewed by the Trustees annually.


Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation pursuant to the Fund's 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 2005, 2004 and 2003, Seligman Services received distribution and service fees of $4,771, $4,437 and $4,269, respectively, pursuant to the Fund's 12b-1 Plan.


Other Service Providers


SDC which is owned by certain other investment companies in the Seligman Group, is the shareholder service agent and dividend-paying agent for the Fund. SDC charges the Fund at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. Certain officers and trustees of the Fund are also officers and directors of SDC.

                              Portfolio Managers

For purposes of this discussion, each member of the portfolio team is referred to as a "portfolio manager." The following table sets forth certain additional information with respect to the portfolio managers of the Fund. Unless noted otherwise, all information is provided as of September 30, 2005.

Other Accounts Managed by Portfolio Managers. The table below identifies, for the portfolio managers, the number of accounts managed (other than the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below have an advisory fee based on the performance of the account.



                                                                                 Other Pooled
Portfolio Manager                         Registered Investment Companies     Investment Vehicles      Other Accounts
-----------------                      -------------------------------------  ------------------- -------------------------

Thomas G. Moles....................... 20 Registered Investment Companies     0 Pooled Investment 5 Other Accounts with
                                       with approximately $1,335 million in   Vehicles.           approximately $696,000 in
                                       total assets under management.                             total assets under
                                                                                                  management.

Eileen A. Comerford................... 20 Registered Investment Companies     0 Pooled Investment 3 Other Accounts with
                                       with approximately $1,335 million in   Vehicles.           approximately $565,000 in
                                       total assets under management.                             total assets under
                                                                                                  management.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a portfolio manager's management of the Fund's investments and investments in other accounts.

Compensation:

As compensation for their responsibilities, each of Mr. Moles and Ms. Comerford received a base salary and discretionary bonus for the year ended December 31, 2005.

Discretionary bonuses for investment professionals are subjective and based on numerous qualitative and quantitative factors. The factors, which have no pre-determined weightings and may apply differently from person to person may include, among other things, a portfolio manager's relative investment performance versus one or more competitive universes or benchmark; Seligman's overall profitability and profitability attributable to the assets under management for a portfolio manager's investment team; and a portfolio manager's support of marketing efforts.

The structure of a portfolio manager's compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the portfolio managers of the Fund have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the Fund ("Other Accounts"). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the Fund. This may create a potential conflict of interest for Seligman or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the portfolio managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent the such sales reduce the cost to cover the short positions. However, Seligman does not currently engage in short sales of securities of municipal issuers.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities.

Employees of Seligman, including portfolio managers, may engage in personal trading, subject to Seligman's Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, portfolio managers may devote unequal time and attention to the portfolio management of client accounts.

Securities Ownership. As of September 30, 2005, neither Mr. Moles nor Ms. Comerford owned shares of the Fund.

                  Portfolio Transactions and Other Practices

Portfolio Transactions


When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.


Fixed-income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal in accordance with applicable law. Prices paid to dealers will generally include a "spread", i.e., the difference between the prices at which the dealer is willing to purchase or to sell the security at that time.


Commissions


For the fiscal years ended September 30, 2005, 2004 and 2003, no brokerage commissions were paid by the Fund.

For the fiscal years ended September 30, 2005, 2004 and 2003, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, or Seligman Advisors.


Brokerage Selection

Seligman selects broker-dealers with the goal of obtaining "best execution". Seligman will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Fund. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers


During the Fund's fiscal year ended September 30, 2005, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.


              Shares of Beneficial Interest and Other Securities

Shares of Beneficial Interest

The Series is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001, in separate series. To date, four series have been authorized, the Fund being one of them. The Fund has three classes, designated Class A shares of beneficial interest, Class C shares of beneficial interest, and Class D shares of beneficial interest. Each share of the Fund's Class A, Class C, and Class D beneficial interest is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of shares of beneficial interest. In accordance with the Declaration of Trust, the Board of Trustees may authorize the creation of additional classes of beneficial interest with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3.
The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of trustees. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Series has no authorized securities other than its shares of beneficial interest.

                  Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Members. Class A shares of the Fund may be issued without a sales charge and in amounts less than the investment minimums set forth in the Prospectus to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.


If you are eligible to purchase Class A shares without a sales charge or qualify for volume discounts, you should inform your financial advisor, financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.


Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:


Discounts and Rights of Accumulation. Reduced sales charges will apply if the sum of (i) the current amount being invested by a "single person" in Class A shares of the Fund and in Class A shares of other Seligman mutual funds (excluding Class A shares of the Seligman Cash Management Fund), (ii) the current net asset value of the Class A and Class B shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the breakpoint discount thresholds for Class A shares described in the prospectus (the "Breakpoint Discounts").

The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. This program allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase under the letter of intent will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event that you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in the escrow after shares, with a value equal to the amount of the outstanding sales charge, are redeemed by the transfer agent.


Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares, and independently, Class C shares in an account held by a "single person". Amounts invested in Class A shares and Class C shares will not be aggregated for purposes of determining eligibility for a Breakpoint Discount. A "single person" includes an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered "single persons" for this purpose. The uniform criteria are as follows:


   1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Series Prospectus, reports, and other shareholder communications.


   2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

   3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer or bank in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However,
Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or member of eligible employees.


Sales to eligible employee benefit plans must be made in connection with a payroll deduction system or plan funding or other systems acceptable to SDC, the Fund's shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.


Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;

(4) to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a "fund of funds" arrangement;

(9) to certain "eligible employee benefit plans" as discussed above;

(10)to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11)in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.


CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to the purchase of $1,000,000 or more alone or through a volume discount, Right of Accumulation, or Letter of Intent are subject to a contingent deferred sales charges ("CDSC") of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.


See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge shall be payable by any person purchasing Class C shares through Level Load Intermediaries (as described below). In addition, in connection with the purchase of Class C shares by a "single person" (as described above), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: Advest, Inc., Bear, Stearns & Co. Inc., Citigroup Global Markets, Inc., First Clearing, LLC, INVEST Financial Corporation, Investment Centers of America, Inc., KCD Financial, Inc.,
Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, McDonald Investment Inc., Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., National Planning Corporation, National Planning Holdings, Inc.,Piper Jaffray & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., SII Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.


Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Systematic Withdrawals. Class C and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund may use the Fund's Systematic Withdrawal Plan to withdraw up to 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class C shares and Class D shares (and certain
Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2) in connection with (1) distributions from retirement plans qualified under
    Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
    Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age
    70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Trustees of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5) in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program;

(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence; and


(8) on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan level termination.


If, with respect to a redemption of any Class A, Class C or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.


Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Fund do not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities. Any securities accepted by the Fund in payment for the Fund's shares will have an active and substantial market and have a value which is readily ascertainable.


Offering Price


When you buy or sell Fund shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee paid by the Fund, are accrued daily and taken into account for the purpose of determining NAV.

Generally, portfolio securities in which the Funds invest are traded primarily in the over-the-counter market. Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued either by independent pricing services based on bid prices that consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or by Seligman based on quotations provided by primary market makers in such securities. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security based upon its fair value as determined in accordance with procedures approved by the Board of Trustees. These fair value procedures may be used to determine the value of a security in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. Short-term holdings maturing in 60 days or less are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board of Trustees determines that this amortized cost value does not represent fair market value.

Specimen Price Make-Up


Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%/(1)/, respectively, and Class D shares are sold at NAV/(2)/. Using each Class's NAV at September 30, 2005, the maximum offering price of the Fund's shares is as follows:



Class A
   Net asset value per share............................. $7.92
   Maximum sales charge (4.75% of offering price)........  0.39
                                                          -----
   Offering price to public.............................. $8.31
                                                          =====
Class C
   Net asset value per share............................. $7.93
   Maximum sales charge (1.00% of offering price/(1)/)...  0.08
                                                          -----
   Offering price to public.............................. $8.01
                                                          =====
Class D
   Net asset value and offering price per share/(2)/..... $7.93
                                                          =====


--------
/(1)/ In addition to the 1.00% front-end sales charge applicable to Class C shares (other than those sold through Level Load Intermediaries), such shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of investors who purchase Class C shares through Level Load Intermediaries). Level Load Intermediaries are discussed under "Purchase, Redemption and Pricing of Shares".

/(2)/ Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or
(iii) such other periods as ordered by the SEC for the protection of the Fund's shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering


As part of the Fund's responsibility for the prevention of money laundering, you may be required by the Fund, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Fund or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Fund. The Fund, by written notice to you, may suspend payment to you of any proceeds or distributions if the Fund or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Fund, Seligman or their respective service providers.


Arrangements Permitting Frequent Trading of Fund Shares

The Fund has no arrangements with any person to permit frequent trading of Fund shares.

                             Taxation of the Fund

Federal Income Taxes. The Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net ordinary income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that the sum of (i) at least 90% of its net ordinary income and net short-term capital gains and (ii) at least 90% of its net tax-exempt interest are distributed to shareholders each year.

Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (1) at least 90% of the annual gross income of the Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income

(including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (2) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, US Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than US Government securities or securities of other regulated investment companies).

The Fund is treated as a separate corporation for federal income tax purposes. As a result, determinations of net ordinary income, exempt-interest dividends and net long-term and short-term capital gain and loss will be made separately for the Fund.

If, at the end of each quarter of its taxable year, at least 50% of the Fund's total assets is invested in obligations exempt from regular federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes. The total amount of such exempt interest dividends paid by the Fund cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less certain expenses allocable to the Fund.


Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Internal Revenue Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by the Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of a Fund's income consisting of such interest.


Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Such dividends and distributions generally will not be eligible for the treatment as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from the Fund's capital gains from property held for more than one year and realized before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from the Fund's other investment income (other than exempt interest dividends) or from net realized short-term gains are taxable to shareholders as ordinary income, whether received in cash or invested in additional shares. Distributions generally will not be eligible to be designated as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent that the Fund's distributions are exempt from federal income tax.

Dividends and distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which an exempt interest dividend has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be disallowed to the extent of the amount of the exempt interest dividend paid by the Fund to the shareholder. Further, if shares on which a long-term capital gains distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized, to the extent not otherwise disallowed pursuant to the immediately preceding sentence, will be treated as long-term capital loss to the extent of the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be "substantial users" (or "related person" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult the tax advisors before purchasing shares of the Fund.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined on an annual basis for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

Florida Taxes


Florida does not presently impose an income tax on individuals and thus individual shareholders of the Fund will not be subject to any Florida state income tax on distributions received from the Fund. However, Florida imposes an intangible personal property tax on shares of the Florida Fund owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from that tax. The Series has received a Technical Assistance Advisement from the State of Florida, Department of Revenue, to the effect that shares of the Fund owned by a Florida resident will be exempt from the Florida Intangible Personal Property Tax, if on January 1 of that year, at least 90% of the Fund's assets consists entirely of the following exempt assets:


    1. Notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the United States Government and its agencies.

    2. Any interest as a partner in a partnership, either general or limited, other than any interest as a limited partner in a limited partnership registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

    3. Notes and other obligations, except bonds, to the extent that such notes and obligations are secured by mortgage, deed of trust, or other lien upon real property situated outside the State of Florida.

    4. The assets of a corporation registered under the Investment Company Act of 1940, 15 U.S.C. s. 80a-1-52, as amended.


Otherwise, shareholders will be taxed on the entire value of their Fund shares, exclusive of any portion of the shares' value that is attributable to US government obligations, valued as of the close of business on December 31/st/ of the previous calendar year. Corporate shareholders may be subject to Florida income taxes depending on the portion of the income related to the Fund that is allocable to Florida under applicable Florida law.


                                 Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement dated, January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's shares of beneficial interest, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.


Total initial sales charges paid by shareholders of Class A shares and Class C shares of the Fund for the fiscal years ended September 30, 2005, 2004 and 2003, are shown below. Also shown below are the amounts of Class A and Class C sales charges that were retained by Seligman Advisors for the same periods:



            Total Sales Charges Paid by Amount of Class A and Class C
              Shareholders on Class A     Sales Charges Retained by
Fiscal Year     and Class C Shares            Seligman Advisors
----------- --------------------------- -----------------------------
   2005....           $28,238                      $3,315
   2004....            41,173                       4,308
   2003....            72,543                       7,633


Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund during the fiscal year ended September 30, 2005:



  Net Underwriting
   Discounts and           Compensation on
    Commissions            Redemptions and
(Class A and Class C     Repurchases (CDSC on
   Sales Charges     Class A, Class C and Class D  Brokerage       Other
     Retained)             Shares Retained)       Commissions Compensation/(1)/
-------------------- ---------------------------- ----------- ----------------
       $3,315                    $197                $-0-          $3,635


--------

/(1)/ This amount reflects distribution and service fees paid by the Fund to Seligman Advisors in respect of Class C and Class D shares under the Fund's Rule 12b-1 Plan. The arrangements pursuant to which such distribution and service fees are paid are detailed above under the discussion "Rule 12b-1 Plan."


Other Payments


Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.


Seligman Advisors shall also pay authorized dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealers or investment advisors. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, "Financial Intermediaries"), subject to Seligman's and Seligman Advisors' respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the "Seligman Funds"). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors' internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors' internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s):
(i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or
(iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the Prospectuses.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the financial intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders' fees and loads paid by Seligman Advisors, as set forth in the Prospectuses or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

                        Calculation of Performance Data

The Fund may quote performance data in various ways. All performance information supplied by the Fund in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or CDSC, as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Fund over a stated period.

Seligman is voluntarily waiving 0.15% per annum of its investment management fee. Seligman may discontinue its fee waiver at any time. Absent such fee waiver, the Fund's returns would have been lower.

Historical Investment Results

Class A


The annualized yield for the 30-day period ended September 30, 2005 for the Fund's Class A shares was 2.85%. The annualized yield was computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales charge of 4.75% of the gross amount invested) on September 30, 2005, which was the last day of the period. The average number of Class A shares of the Fund was 3,715,262, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yield for the 30-day period ended September 30, 2005 for the Fund's Class A shares was 4.38%. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal income tax purposes was determined. This portion of the yield was then divided by one minus 35.0% (35.0% being the assumed maximum federal income tax rate for individual taxpayers).

The average annual total returns for the Fund's Class A shares for the one-, five- and ten-year periods ended September 30, 2005 were (1.74%)%, 4.63% and 4.88%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of the Fund, subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund's Class A shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods of the Fund, the entire amounts were redeemed.

The cumulative total return for Class A shares of the Fund for the ten-year period ended September 30, 2005 was 60.98%. Thus, a $1,000 investment in Class A shares made on September 30, 1993 had a value on September 30, 2005 of $1,610.


Class C


The annualized yield for the 30-day period ended September 30, 2005 for the Fund's Class C shares was 2.22%. The annualized yield was computed as discussed above for Class A shares. The average number of Class C shares of the Fund was 489,091, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yield for the 30-day period ended September 30, 2005 for the Fund's Class C shares was 3.42%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total return for the Fund's Class C shares for the one- and five-year period ended September 30, 2005 and the period from May 27, 1999 (inception) to September 30, 2005 were 0.28%, 4.61% and 3.93% respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class C shares of the Fund, subtracting the maximum sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund's Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-year period and the period since inception of the Fund, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for Class C shares of the Fund for the period from May 27, 1999 (inception) through September 30, 2005 was 27.74%. Thus, a $1,000 investment in Class C shares made on May 27, 1999 had a value on September 30, 2005 of $1,277.

Class D


The annualized yield for the 30-day period ended September 30, 2005 for the Fund's Class D shares was 2.24%. The annualized yield was computed as discussed above for Class A shares. The average number of Class D shares of the Fund was 148,909, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yield for the 30-day period ended September 30, 2005 for the Fund's Class D shares was 3.45%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total return for the Fund's Class D shares for the one-, five-, and ten-year periods ended September 30, 2005 were 1.28%, 4.83% and 4.59%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of the Fund and assuming that all of the dividends and capital gain distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception of the Fund, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for Class D shares of the Fund for the ten-year period ended September 30, 2005 was 56.62%. Thus, a $1,000 investment in Class D shares made on February 1, 1994 had a value on September 30, 2005 of $1,566.


The cumulative total return for each Class of shares of the Fund shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the periods specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.


Seligman, at its discretion, waived or reimbursed certain expenses of the Fund during some of the periods shown above. Without these reimbursements, yields and total returns would have been lower and the annualized yields for the 30-day periods ended September 30, 2005, would be as follows:


Annualized Yield


Class A:   2.70%
Class C:   2.07%
Class D:   2.09%


Tax Equivalent Annualized Yield


Class A:   4.15%
Class C:   3.18%
Class D:   3.22%


                             Financial Statements


The Annual Report to Shareholders of the Series for the fiscal year ended September 30, 2005 contains a portfolio of the investments of the Fund as of September 30, 2005, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report and the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report, which includes the Report of Independent Registered Public Accounting Firm, will be furnished, without charge, to investors who request copies of this SAI.


                              General Information

The Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Trust into any number of other classes without further action by shareholders. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

As a general matter, the Trust will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c) with respect to any termination or reorganization of the Trust or any series, including the Fund, to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new series, abolishing series when there are no units thereof outstanding, changing the name of the Trust or the name of any series, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Code, or applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the Shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (f) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Trust, any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

The shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of the Trust's outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustee shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not significantly affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a series' assets for any shareholder held personally liable for obligations of such series.

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

                                  APPENDIX A

MOODY'S INVESTORS SERVICE (MOODY'S)
MUNICIPAL BONDS

US Municipal and Tax-Exempt Ratings

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

Municipal Long-Term Rating Definitions

Aaa: Issuers or issues rated "Aaa" demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated "Aa" demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated "A" present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated "Baa" represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated "Ba" demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated "B" demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated "Caa" demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated "Ca" demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated "C" demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody's appends numerical modifiers "1", "2", and "3" to each generic rating category from "Aa" through "Caa". The modifier "1" indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment-grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG 1" through "MIG 3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative-grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the "MIG" rating scale, the Variable Municipal Investment Grade or "VMIG" rating. When either the long- or short-term aspect of a "VRDO" is not rated, that piece is designated NR, e.g., "Aaa/NR" or "NR/VMIG 1". VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated "Prime-1" have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated "Prime-2" have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated "Prime-3" have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated "Not Prime" do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

STANDARD & POOR'S RATINGS SERVICES (S&P)

MUNICIPAL BONDS

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

  . Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  .   Nature of and provisions of the obligation; and

  . Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circum-stances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "B" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.: An issue designated "N.R." is not rated.


Commercial Paper


A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Variable-Rate Demand Bonds

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

                                  APPENDIX B

                     RISK FACTORS REGARDING INVESTMENTS IN
                         FLORIDA MUNICIPAL SECURITIES

The following information as to certain Florida considerations is given to investors in view of the Fund's policy of concentrating its investments in Florida issues. This information is derived from sources that are generally available to investors and is believed to be accurate. This information constitutes only a brief summary, does not purport to be a complete description and has not been independently verified.

Florida's financial operations are considerably different than most other states because, under the State's constitution, there is no state income tax on individuals. Florida's constitution prohibits the levy, under the authority of the State, of an individual income tax upon the income of natural persons who are residents or citizens of Florida in excess of amounts which may be credited against or deducted from any similar tax levied by the United States or any other state. Accordingly, a constitutional amendment would be necessary to impose a state individual income tax in excess of the foregoing constitutional limitations. The lack of an income tax exposes total State tax collections to more volatility than would otherwise be the case and, in the event of an economic downswing, could affect the State's ability to pay principal and interest in a timely manner. Florida has a proportionally greater number of persons of retirement age; a factor that makes Florida's property and transfer payment taxes a relatively more important source of State funding. Because transfer payments are typically less sensitive to the business cycle than employment income, they may act as a stabilizing force in weak economic periods.


Florida imposes an income tax on corporate income allocable to the State, as well as an ad valorem tax on intangible personal property, sales and use taxes and other miscellaneous taxes. These taxes are a major source of funds to meet state expenses, including repayment of, and interest on, obligations of the State. Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of four funds (the General Revenue Fund, Trust Funds, the Working Capital Fund and The Budget Stabilization Fund). The General Revenue Fund receives the majority of State tax revenues. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund. The Florida Constitution and Statutes mandate that the State budget be kept in balance from currently available revenues each State fiscal year (July 1-June 30). The Florida Revenue Estimating Conference held on November 15, 2004 provided the State's actual revenues and forecasts. For the 2004-2005 fiscal year, the estimated combined General Revenue Fund and the Working Capital Fund is reported to be $30.22 billion, and the projected year-end balance of the combined funds is $3.52 billion. Including the projected $1,091.2 million balance in the Budget Stabilization Fund, total reserves are projected to stand at $4.6 billion. For fiscal year 2006-2007, the estimated General Revenue Fund and Working Capital Fund is $30.42 billion, a $3.31 increase from fiscal year 2005-2006.


In 1993, Florida's constitution was amended to limit the annual growth in the assessed valuation of residential property, and which, over time, could constrain growth in property taxes, a major source of revenue for local governments. While no immediate ratings implications are expected, the amendment could have a negative impact on the financial performance of local governments over time and lead to ratings revisions which may have a negative impact on the prices of affected bonds. In 1994, the Florida constitution was amended to limit state revenue collections in any fiscal year to, subject to exception, that which was allowed in the prior fiscal year plus a growth factor, to be determined by reference to the average annual growth rate in Florida personal income over the previous five years.


Florida has historically experienced substantial population growth as a result of migration to Florida from other areas of the United States and from foreign countries. During the 1990's, the number of people in Florida rose by over 3 million, representing nearly a 23.5% increase in population over the decade. As of April 1, 2005, Florida's population was estimated to be 17,912,715 people, an increase of 396,983, or 2.26%, over 2004. The state grew by 1,929,900 people over the first five years of the decade and it is projected to add another 2,000,000 over the next five years. As a result of population growth, the State may experience a need for additional revenues to meet increased burdens on the various public and social services provided by the State. Florida's ability to obtain increased revenues to meet these burdens will be dependent in part upon the State's ability to foster business and economic growth. The State's business and economic growth could be restricted by the natural limitations of environmental resources and the State's ability to finance adequate public facilities such as roads and schools.

Florida remains heavily dependent on tourism. Florida's tourism grew during the greater part of the 1990's, and the year 2000 by 5% to 8% annually. Although the events of September 11, 2001 led to a decline in Florida's tourism in 2001, Florida's tourism staged a recovery in 2002 drawing an estimated 73.9 million visitors. Florida's tourism continued to grow, and in 2004, Florida drew in an estimated 76.8 million visitors, which was an increase of 3% from 2003. This growth is expected to continue in 2006.

Apart from the tourism industry, Florida's economy has also historically been dependent on the construction industry and is therefore sensitive to trends in such sector. Private housing starts in the State of Florida from 1991 through 1996 averaged 113,950 units annually, and in the later part of the 1990's, increased to over 140,000 units. For the fiscal year 2004-2005, private housing starts had reached over 230,800 units, and are projected to increase to over 266,500 units. As mortgage rates begin to rise at a faster pace, residential starts are expected to fall, both single-family and multi-family starts. There has been a decline in Florida's dependence on highly cyclical construction and construction related manufacturing sectors. For example, in 1985, construction employment, as a share of total non-farm employment, was 7.5%. For the fiscal year 2004-2005, construction payrolls were estimated at 506,100 or 6.64% of 7,621,600 total nonfarm payrolls.


The ability of the State and its local units of government to satisfy its debt obligations may be affected by numerous factors which impact on the economic vitality of the State in general and the particular region of the State in which the issuer of the debt obligations in located. South Florida is particularly susceptible to international trade and currency imbalances and to economic dislocations in Central and South America, due to its geographical location and its involvement with foreign trade, tourism and investment capital. North and central Florida are impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the State as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. The State economy also has historically been dependent on the tourism and construction industries and is, therefore, sensitive to trends in those sectors.

The Fund's investment values are expected to vary in accordance with the Fund's investment ratings, the issuer's ability to satisfy interest and/or principal payment obligations, the relative interest rates payable on similar investments, and the legal environment relating to creditors' rights. In addition to the foregoing risk factors, the Fund's policy of concentrating its investments in Florida municipal securities may make it more susceptible to risks of adverse economic, political or regulatory developments than would be the case if the Fund were more diversified as to geographic region and/or source of revenue.

                        SELIGMAN MUNICIPAL SERIES TRUST

                   Seligman North Carolina Municipal Series

                      Statement of Additional Information

                               February 1, 2006


                                100 Park Avenue
                           New York, New York 10017
                                (212) 850-1864

                      Toll Free Telephone: (800) 221-2450


This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Seligman Municipal Funds, dated February 1, 2006 (the "Prospectus"), offering Class A shares, Class C shares and Class D shares of Seligman North Carolina Municipal Series, a fund of Seligman Municipal Series Trust. This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the above address or telephone numbers.

The financial statements and notes included in the Annual Report of Seligman Municipal Series Trust, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

The references in this SAI to the investment manager's website or any other website are inactive textual references, and information contained in or otherwise accessible through these websites do not form a part of this SAI.


                               Table of Contents


Fund History..........................................................  2
Description of the Fund and its Investments and Risks.................  2
Management of the Fund................................................  8
Control Persons and Principal Holders of Securities................... 12
Investment Advisory and Other Services................................ 13
Portfolio Managers.................................................... 19
Portfolio Transactions and Other Practices............................ 20
Shares of Beneficial Interest and Other Securities.................... 21
Purchase, Redemption, and Pricing of Shares........................... 22
Taxation of the Fund.................................................. 27
Underwriters.......................................................... 29
Calculation of Performance Data....................................... 31
Financial Statements.................................................. 33
General Information................................................... 33
Appendix A............................................................ 35
Appendix B............................................................ 39



TEB1C

                                 Fund History


Seligman Municipal Series Trust (the "Series") was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984.


             Description of the Fund and its Investments and Risks

Classification


The Series is a non-diversified, open-end management investment company, or mutual fund. It consists of four separate funds, which are as follows:


Seligman California Municipal High-Yield Series
Seligman California Municipal Quality Series
Seligman Florida Municipal Series
Seligman North Carolina Municipal Series ("North Carolina Fund")


Only Seligman North Carolina Municipal Series (the "Fund") is discussed in this SAI.


Investment Strategies and Risks

The Fund seeks to provide high income exempt from regular federal income taxes and the personal income taxes of North Carolina consistent with preservation of capital. The Fund also invests with consideration given to capital gain. Such income could however be subject to the federal alternative minimum tax, as well as any applicable state alternative minimum tax.


The Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of purchase are rated within the four highest rating categories of Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Services ("S&P"). Municipal securities rated in these categories are commonly referred to as investment grade. The Fund may invest in municipal securities that are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, the Fund will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.


Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and re-pay principal than bonds in higher rating categories and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Municipal securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.


A description of the credit rating categories is contained in Appendix A to this SAI.


From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities and for providing state and local governments with federal credit assistance. Reevaluation of the Fund's investment objectives and structure might be necessary in the future due to market conditions that may result from future changes in the tax laws.


North Carolina Municipal Securities. North Carolina municipal securities include notes, bonds and commercial paper issued by or on behalf of the State of North Carolina, its political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and North Carolina state personal income taxes. Such securities are traded primarily in an over-the-counter market. The Fund may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax.

Under the Investment Company Act of 1940, as amended ("1940 Act"), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if only the assets and revenues of the non-governmental user back the bond, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.


The Fund invests principally in long-term municipal bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds ("IDBs") are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The Fund may also invest in municipal notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal notes include:


   1. Tax Anticipation Notes and Revenue Anticipation Notes. Tax anticipation notes and revenue anticipation notes are issued to finance short-term working capital needs of political subdivisions. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both tax and revenue anticipation notes.

   2. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.


Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Variable and Floating Rate Securities. The Fund may purchase floating or variable rate securities, including participation interests therein. Investments in floating or variable rate securities provide that the rate of interest is either pegged to money market rates or set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Treasury Bills or the prime rate of a major commercial bank. A floating rate or variable rate security generally provides that the Fund can demand payment of the obligation on short notice (daily or weekly, depending on the terms of the obligation) at an amount equal to par (face value) plus accrued interest. In unusual circumstances, the amount received may be more or less than the amount the Fund paid for the securities.


Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank or issuer, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

The maturity of variable or floating rate obligations (including participation interests therein) is deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the obligation upon demand, or (2) the period remaining until the obligation's next interest rate adjustment. If the Fund does not redeem the obligation through the demand feature, the obligation will mature on a specific date, which may range up to thirty years from the date of its issuance.


Participation Interests. From time to time, the Fund may purchase from banks, participation interests in all or part of specific holdings of municipal securities. A participation interest gives the Fund an undivided interest in the municipal security in the proportion that the Fund's participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described above. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Fund has determined meets its prescribed quality standards. The Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on short notice, for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. The Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by the Fund. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Fund currently does not purchase participation interests and has no current intention of doing so.


When-Issued Securities. The Fund may purchase municipal securities on a "when-issued" basis, which means that delivery of and payment for securities normally take place in less than 45 days after the date of the buyer's purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result, the yields obtained and the market value of such securities may be higher or lower on the date the securities are actually delivered to the buyer. The Fund will generally purchase a municipal security sold on a when-issued basis with the intention of actually acquiring the securities on the settlement date.

A separate account consisting of cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments is established with the Fund's custodian in connection with any purchase of when-issued securities. The account is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. The Fund meets its respective obligation to purchase when-issued securities from outstanding cash balances, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's payment obligations).

Municipal securities purchased on a when-issued basis and the other securities held in the Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security purchased on a when-issued basis.

Standby Commitments. The Fund is authorized to acquire standby commitments issued by banks with respect to securities they hold, although the Fund has no present intention of investing any assets in standby commitments. These commitments would obligate the seller of the standby commitment to repurchase, at the Fund's option, specified securities at a specified price.

The price which the Fund would pay for municipal securities with standby commitments generally would be higher than the price which otherwise would be paid for the municipal securities alone, and the Fund would use standby commitments solely to facilitate portfolio liquidity. The standby commitment generally is for a shorter term than the maturity of the security and does not restrict in any way the Fund's right to dispose of or retain the security. There is a risk that the seller of a standby commitment may not be able to repurchase the security upon the exercise of the right to resell by the Fund. To minimize such risks, the Fund is presently authorized to acquire standby commitments solely from banks deemed creditworthy. The Board of Trustees may, in the future, consider whether the Fund should be permitted to acquire standby commitments from dealers. Prior to investing in standby commitments of dealers, the Fund, if it deems necessary based upon the advice of counsel, will apply to the

Securities and Exchange Commission ("SEC") for an exemptive order relating to such commitments and the valuation thereof. There can be no assurance that the SEC will issue such an order.

Standby commitments with respect to portfolio securities of the Fund with maturities of less than 60 days which are separate from the underlying portfolio securities are not assigned a value. The cost of any such standby commitments is carried as an unrealized loss from the time of purchase until it is exercised or expires. Standby commitments with respect to portfolio securities of the Fund with maturities of 60 days or more which are separate from the underlying portfolio securities are valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of value of such a standby commitment, consider, among other factors, the creditworthiness of the writer of the standby commitment, the duration of the standby commitment, the dates on which or the periods during which the standby commitment may be exercised and the applicable rules and regulations of the SEC.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 ("1933 Act")) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Trustees may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Trustees make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.



Taxable Investments. Under normal market conditions, the Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and North Carolina personal income tax. Such interest, however, may be subject to the federal alternative minimum tax.

Under normal market conditions, temporary investments in taxable securities will be limited as a matter of fundamental policy to 20% of the value of the Fund's net assets.


Except as otherwise specifically noted above, the Fund's investment strategies are not fundamental and the Fund, with the approval of the Board of Trustees, may change such strategies without the vote of shareholders.

Fundamental Restrictions


The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the outstanding voting securities of a Fund. Under these policies, the Fund may not:

  . Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes but not for the purchase of portfolio securities) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets;

  . Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

  . Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the US Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation;

  . As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities);

  . Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for trustees;

  . Purchase or hold any real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

  . Purchase or hold the securities of any issuer, if to its knowledge, trustees or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

  . Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; or underwrite the securities of other issuers, except that the Fund may be deemed an underwriter in connection with the purchase and sale of portfolio securities;

  . Purchase or sell commodities or commodity contracts including futures contracts; or

  . Make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.

The Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

Under Rule 35d-1 of the 1940 Act, the Fund also may not change its investment strategy of investing at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and regular personal income taxes in North Carolina without first providing notice to shareholders, as provided under Rule 35d-1(c) of the 1940 Act, at least 60 days prior to such change. This policy is not fundamental.

Temporary Defensive Position


In abnormal market conditions, if, in the judgment of the Fund, municipal securities satisfying the Fund's investment objectives may not be purchased, the Fund may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not state personal income taxes. Such securities would include those described under "North Carolina Municipal Securities" above that would otherwise meet the Fund's objectives.


Also, in abnormal market conditions, the Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state, or local income taxes, pending the investment or reinvestment in municipal securities of the proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated Aa3 or better by Moody's or AA- or better by S&P); prime commercial paper (rated P-1 by Moody's or A-1+/A-1 by S&P); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of US banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates but the Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary disparity in the normal yield relationship between the two securities.


The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund's portfolio turnover rates for the fiscal years ended September 30, 2005 and 2004, were -0-% and 7.93%, respectively. The Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.


Disclosure of Portfolio Holdings


The Fund's full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on the website of the Fund's investment manager, J. & W. Seligman & Co. Incorporated ("Seligman") (www.seligman.com). In addition, the Fund's top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 days after the end of each month. Seligman employees may freely distribute the Fund's portfolio holdings information described above to third parties the day after such information appears on Seligman's website. The foregoing monthly and quarterly information will remain available on Seligman's website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Series' Board of Trustees, the Fund's portfolio holdings may be disclosed to certain parties prior to its public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Fund's procedures require the prior written approval of the President or Chief Investment Officer of Seligman or the President of Seligman Advisors, Inc. ("Seligman Advisors") and the Fund's Chief Compliance Officer (the "CCO") before any such disclosure. In connection with the CCO's review and approval, the CCO considers whether such disclosure is in the best interests of shareholders. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Fund's portfolio holding information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Series' Board of Trustees regarding compliance with the Fund's policies, and Seligman's Chief Compliance Officer monitor compliance with this policy.

In addition, the Fund's policies expressly permit Seligman's employees to release the Fund's holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman's views on individual securities or whether the Fund owns or does not own a particular security; provided, that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Fund or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Fund may also permits its auditors to have access to the Fund's portfolio holdings as necessary in connection with their auditing services.

Currently, Seligman has entered into ongoing arrangements to disclose the Fund's portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc. and Standard & Poor's Securities Evaluations, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Fund's portfolio holdings to State Street Bank and Trust Company ("SSBT") in connection with back-office, custodial and/or administrative services provided by SSBT. All of the above mentioned disclosures have been approved by Seligman's President or Chief Investment Officer and the Fund's CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Fund's portfolio holdings pursuant to these arrangements.

                            Management of the Fund

Board of Trustees

The Board of Trustees of the Series provides broad supervision over the affairs of the Fund.

Management Information


Information with respect to Trustees and officers of the Fund is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, New York 10017.



                                                                                Number of
                                                                              Portfolios in
                          Term of         Principal Occupation(s)                 Fund
Name, (Age),             Office and         During Past 5 Years,                 Complex
Position(s)              Length of            Trusteeships and                 Overseen by
With Fund               Time Served*         Other Information                   Trustee
------------            ------------      -----------------------             -------------
                                INDEPENDENT TRUSTEES

John R. Galvin (76)     1995 to Date     Dean Emeritus, Fletcher School            58
Trustee                              of Law and Diplomacy at Tufts
                                     University; Director or Trustee of
                                     each of the investment companies
                                     of the Seligman Group of Funds**;
                                     and Chairman Emeritus, American
                                     Council on Germany. Formerly,
                                     Director, Raytheon Co. (defense
                                     and commercial electronics) and
                                     Governor of the Center for
                                     Creative Leadership. From February
                                     1995 until June 1997, he was a
                                     Director, USLIFE Corporation (life
                                     insurance). From June 1987 to June
                                     1992, he was the Supreme Allied
                                     Commander, NATO and the
                                     Commander-in-Chief, United States
                                     European Command.

Alice S. Ilchman (70)   1991 to Date     President Emerita, Sarah                  58
Trustee                              Lawrence College; Director or
                                     Trustee of each of the investment
                                     companies of the Seligman Group of
                                     Funds**; Director, Jeannette K.
                                     Watson Summer Fellowship (summer
                                     internships for college students);
                                     Trustee, the Committee for
                                     Economic Development; Governor,
                                     Court of Governors, London School
                                     of Economics; and Director, Public
                                     Broadcasting Service (PBS).
                                     Formerly, Trustee, Save the
                                     Children (non-profit child
                                     assistance organization);
                                     Chairman, The Rockefeller
                                     Foundation, charitable foundation;
                                     and Director (from September 1987
                                     until September 1997), New York
                                     Telephone Company.

Frank A. McPherson (72) 1995 to Date     Retired Chairman of the Board             58
Trustee                              and Chief Executive Officer of
                                     Kerr-McGee Corporation
                                     (diversified energy and chemical
                                     company); Director or Trustee of
                                     each of the investment companies
                                     of the Seligman Group of Funds**;
                                     and Director, ConocoPhillips
                                     (integrated international oil
                                     corporation), Integris Health
                                     (owner of various hospitals),
                                     Oklahoma Chapter of the Nature
                                     Conservancy, Oklahoma Medical
                                     Research Foundation, Boys and
                                     Girls Clubs of Oklahoma, Oklahoma
                                     City Public Schools Foundation and
                                     Oklahoma Foundation for Excellence
                                     in Education. Formerly, Director,
                                     BOK Financial (bank holding
                                     company), Kimberly-Clark
                                     Corporation (consumer products)
                                     and the Federal Reserve System's
                                     Kansas City Reserve Bank (from
                                     1990 until 1994).

Betsy S. Michel (63)    1984 to Date     Attorney; Director or Trustee             58
Trustee                              of each of the investment
                                     companies of the Seligman Group of
                                     Funds**; and Trustee, The
                                     Geraldine R. Dodge Foundation
                                     (charitable foundation). Formerly,
                                     Chairman of the Board of Trustees
                                     of St. George's School (Newport,
                                     RI) and Trustee, World Learning,
                                     Inc. (international educational
                                     training).

Leroy C. Richie (64)    2000 to Date     Chairman and Chief Executive              57
Trustee                              Officer, Q Standards Worldwide,
                                     Inc. (library of technical
                                     standards); Director or Trustee of
                                     each of the investment companies
                                     of the Seligman Group of Funds**
                                     (with the exception of Seligman
                                     Cash Management Fund, Inc.);
                                     Director, Kerr-McGee Corporation
                                     (diversified energy and chemical
                                     company) and Infinity, Inc. (oil
                                     and gas services and exploration);
                                     and Director and Chairman,
                                     Highland Park Michigan Economic
                                     Development Corp. Formerly,
                                     Trustee, New York University Law
                                     Center Foundation; Vice Chairman,
                                     Detroit Medical Center; Chairman
                                     and Chief Executive Officer,
                                     Capital Coating Technologies, Inc.
                                     (applied coating technologies);
                                     and Vice President and General
                                     Counsel (from 1990 until 1997),
                                     Automotive Legal Affairs, Chrysler
                                     Corporation.

                                                                                     Number of
                                                                                     Portfolios
                                Term of             Principal Occupation(s)           in Fund
                               Office and            During Past 5 Years,             Complex
Name, (Age), Position(s)       Length of               Trusteeships and               Overseen
With Fund                     Time Served*             Other Information             by Trustee
------------------------     -------------- ---------------------------------------  ----------
                                     INDEPENDENT TRUSTEES

Robert L. Shafer (73)         1984 to Date  Ambassador and Permanent Observer of        58
Trustee                                     the Sovereign and Military Order of
                                            Malta to the United Nations and
                                            Director or Trustee of each of the
                                            investment companies of the Seligman
                                            Group of Funds**. Formerly, Director,
                                            USLIFE Corporation (life insurance) and
                                            Vice President (from December 1973
                                            until January 1996), Pfizer Inc.
                                            (pharmaceuticals).

James N. Whitson (70)         1993 to Date  Retired Executive Vice President and        58
Trustee                                     Chief Operating Officer, Sammons
                                            Enterprises, Inc. (a diversified
                                            holding company); Director or Trustee
                                            of each of the investment companies of
                                            the Seligman Group of Funds**; and
                                            Director, CommScope, Inc. (manufacturer
                                            of coaxial cable). Formerly, Director
                                            and Consultant, Sammons Enterprises,
                                            Inc. and Director, C-SPAN (cable
                                            television networks).

                          INTERESTED TRUSTEES AND PRINCIPAL OFFICERS

William C. Morris*** (67)     1988 to Date  Chairman, J. & W. Seligman & Co.            58
Trustee and Chairman of the                 Incorporated; Chairman of the Board and
Board                                       Director or Trustee of each of the
                                            investment companies of the Seligman
                                            Group of Funds**; Chairman, Seligman
                                            Advisors, Inc., Seligman Services,
                                            Inc., and Carbo Ceramics Inc.
                                            (manufacturer of ceramic proppants for
                                            oil and gas industry); Director,
                                            Seligman Data Corp.; and President and
                                            Chief Executive Officer, The
                                            Metropolitan Opera Association.
                                            Formerly, Director, Kerr-McGee
                                            Corporation (a diversified energy and
                                            chemical company) and Chief Executive
                                            Officer of each of the investment
                                            companies of the Seligman Group of
                                            Funds.

Brian T. Zino*** (53)         Ttee.: 1993   Director and President, J. & W.             58
Trustee, President and Chief    to Date     Seligman & Co. Incorporated; Chief
Executive Officer            Pres.: 1995 to Executive Officer, President and
                                  Date      Director or Trustee of each of the
                             CEO.: 2002 to  investment companies of the Seligman
                                  Date      Group of Funds**; Director, Seligman
                                            Advisors, Inc. and Seligman Services,
                                            Inc.; Chairman, Seligman Data Corp.;
                                            Member of the Board of Governors of the
                                            Investment Company Institute; and
                                            Director (formerly Vice Chairman), ICI
                                            Mutual Insurance Company.

Thomas G. Moles (63)          1984 to Date  In addition to his responsibilities in      N/A
Vice President and                          respect of the Fund, he is Director and
Co-Portfolio Manager                        Managing Director, J. & W. Seligman &
                                            Co. Incorporated; Vice President and
                                            Co-Portfolio Manager, Seligman
                                            Municipal Fund Series, Inc., Seligman
                                            New Jersey Municipal Fund, Inc. and
                                            Seligman Pennsylvania Municipal Fund
                                            Series; Executive Vice President and
                                            Co-Portfolio Manager, Seligman Quality
                                            Municipal Fund, Inc. and Seligman
                                            Select Municipal Fund, Inc. (two
                                            closed-end investment companies); and
                                            Director, Seligman Advisors, Inc. and
                                            Seligman Services, Inc. Formerly,
                                            President, Seligman Quality Municipal
                                            Fund, Inc. and Seligman Select
                                            Municipal Fund, Inc.

Eileen A. Comerford (47)      2003 to Date  In addition to her responsibilities in      N/A
Vice President and                          respect of the Fund, she is Senior Vice
Co-Portfolio Manager                        President, Investment Officer, J. & W.
                                            Seligman & Co. Incorporated; Vice
                                            President and Co-Portfolio Manager,
                                            Seligman Municipal Fund Series, Inc.,
                                            Seligman New Jersey Municipal Fund,
                                            Inc. and Seligman Pennsylvania
                                            Municipal Fund Series, Seligman Quality
                                            Municipal Fund, Inc. and Seligman
                                            Select Municipal Fund, Inc.

Thomas G. Rose (48)           2000 to Date  Managing Director, Chief Financial          N/A
Vice President                              Officer and Treasurer, J. & W. Seligman
                                            & Co. Incorporated; Senior Vice
                                            President, Finance, Seligman Advisors,
                                            Inc. and Seligman Data Corp.; Vice
                                            President of each of the investment
                                            companies of the Seligman Group of
                                            Funds**; and Vice President, Seligman
                                            Services, Inc. and Seligman
                                            International, Inc.

Lawrence P. Vogel (49)         V.P.: 1992   Senior Vice President and Treasurer,        N/A
Vice President and Treasurer    to Date     Investment Companies, J. & W. Seligman
                              Treas.: 2000  & Co. Incorporated; Vice President and
                                to Date     Treasurer of each of the investment
                                            companies of the Seligman Group of
                                            Funds**; and Treasurer, Seligman Data
                                            Corp.

                                                                                 Number of
                                                                                 Portfolios
                             Term of            Principal Occupation(s)           in Fund
                            Office and           During Past 5 Years,             Complex
Name, (Age),                Length of              Trusteeships and               Overseen
Position(s) With Fund      Time Served*            Other Information             by Trustee
---------------------      ------------ ---------------------------------------  ----------

Frank J. Nasta (41)        1994 to Date Director, Managing Director, General        N/A
Secretary                               Counsel and Corporate Secretary, J. &
                                        W. Seligman & Co. Incorporated;
                                        Secretary of each of the investment
                                        companies of the Seligman Group of
                                        Funds**; and Corporate Secretary,
                                        Seligman Advisors, Inc., Seligman
                                        Services, Inc., Seligman International,
                                        Inc. and Seligman Data Corp.

Eleanor T.M. Hoagland (54) 2004 to Date Managing Director, J. & W Seligman &        N/A
Vice President and Chief                Co. Incorporated; and Vice President
Compliance Officer                      and Chief Compliance Officer for each
                                        of the investment companies of the
                                        Seligman Group of Funds**.

--------
* Each Trustee serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.


** The Seligman Group of Funds currently consists of twenty-four registered investment companies.


*** Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with J. & W.
    Seligman & Co. Incorporated and its affiliates.

Mr. Whitson is a director of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Fund's shares.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Trustees who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.


Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Series. The Committee met five times during the fiscal year ended September 30, 2005. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the fiscal year ended September 30, 2005. Members of the Committee are Messrs. Whitson (Chairman), Galvin and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Trustees by the Board. In addition, if a shareholder meeting is held where Trustees are to be elected, the Committee will select and nominate persons for election as Trustees at such shareholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Series occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Series. The Committee met once during the fiscal year ended September 30, 2005. Members of the Committee are Messrs. Shafer (Chairman) and McPherson, and Dr. Ilchman.

Beneficial Ownership of Shares


As of December 31, 2005, the Trustees beneficially owned shares in the Fund and the Seligman Group of Funds as follows:



                       Dollar Range of Fund   Aggregate Dollar Range of
                         Shares Owned By     Shares Owned by Trustee in
Name                         Trustee         the Seligman Group of Funds
----                   -------------------- -----------------------------
                          INDEPENDENT TRUSTEES

John R. Galvin........         None              $50,001 - $100,000

Alice S. Ilchman......         None                 Over $100,000

Frank A. McPherson....         None                 Over $100,000

Betsy S. Michel.......         None                 Over $100,000

Leroy C. Richie.......         None               $10,001 - $50,000

Robert L. Shafer......         None                 Over $100,000

James N. Whitson......         None                 Over $100,000

                           INTERESTED TRUSTEES

William C. Morris.....         None                 Over $100,000

Brian T. Zino.........         None                 Over $100,000


Compensation


                                                        Pension or      Total Compensation
                                      Aggregate     Retirement Benefits    from Fund and
                                     Compensation   Accrued as Part of   Fund Complex Paid
Name and Position with Fund         from Fund /(1)/    Fund Expenses    to Trustees /(1)(2)/
---------------------------         --------------  ------------------- -------------------
Robert B. Catell, Trustee/(3)/.....      $634               N/A              $ 91,500
John R. Galvin, Trustee............       702               N/A               102,000
Alice S. Ilchman, Trustee..........       675               N/A                99,000
Frank A. McPherson, Trustee........       675               N/A                99,000
John E. Merow, Trustee/(4)/........       453               N/A                66,578
Betsy S. Michel, Trustee...........       769               N/A               108,000
Leroy C. Richie, Trustee...........       770               N/A               108,000
Robert L. Shafer, Trustee..........       675               N/A                99,000
James N. Whitson, Trustee..........       702               N/A               102,000

--------

/(1)/ For the Fund's fiscal year ended September 30, 2005.

/(2)/ At September 30, 2005, the Seligman Group of Funds consisted of twenty-four investment companies.

/(3)/ Mr. Catell retired as a member of the Board of Trustees effective on November 28, 2005.

/(4)/ Mr. Merow retired as a member of the Board of Trustees effective on May 19, 2005.

No compensation is paid by the Fund to Trustees or officers of the Fund who are employees of Seligman.


The Series has adopted a deferred compensation plan under which independent trustees may elect to defer receiving their fees. A trustee who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the trustee. The cost of such fees and earnings is included in trustees' fees and expenses, and the accumulated balance thereof is included in accrued expenses and other liabilities in the Fund's financial statements.


Mr. Whitson had previously deferred compensation pursuant to the deferred compensation plan. Mr. Whitson no longer defers his current compensation; however, he has accrued deferred compensation (including earnings/losses) in respect of the Fund in the amount of $4,955, as of September 30, 2005.
Mr. Merow had previously deferred compensation pursuant to the deferred compensation plan; however, he had stopped deferring his current compensation prior to his retirement. The accrued balance of Mr. Merow's deferred compensation (including earnings/losses) in respect of the Fund as of December 31, 2004 was $912, all of which was paid to him in January 2005.


The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the deferred compensation plan.

Class A shares of the Fund may be issued without sales charge to present and former trustees (and their family members) of the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

Code of Ethics


Seligman, Seligman Advisors, their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors or trustees and employees (collectively, "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Chief Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention to purchase or sell a security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering, unless prior approval has been obtained from Seligman's Chief Compliance Officer.


The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and
(3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.


Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance system. This system is designed to prevent transactions in securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.


A copy of the Code of Ethics is on public file with, and is available upon request from, the SEC. You can access it through the SEC's Internet site, www.sec.gov.

              Control Persons and Principal Holders of Securities

Control Persons


As of January 3, 2006, there was no person or persons who controlled the Fund, either through significant ownership of Fund shares or any other means of control.


Principal Holders


As of January 3, 2006, the following principal holders owned of record 5% or more of the then outstanding shares of beneficial interest of a Class of shares of the Fund:



                                                         Percentage of
                                                             Total
Name and Address                                   Class  Shares Held
----------------                                   ----- -------------
First Clearing Corporation, FBO Customers, 445
  Rich Mountain Road, Brevard, NC 28712...........   C       23.42%
First Clearing Corporation, FBO Customers, One N.
  Gaston Street, Brevard, NC 28712- 3437..........   C       10.78%
First Clearing Corporation, FBO Customers, 118
  Foxcross Drive, Brevard, NC 28712- 9500.........   C        8.93%
First Clearing Corporation, FBO Customers, 584 E.
  Main Street, Brevard, NC 28712-3839.............   C        5.51%

                                                         Percentage of
                                                             Total
Name and Address                                   Class  Shares Held
----------------                                   ----- -------------
Pershing LLC, PO Box 2052, Jersey City, NJ 07303..   D       22.83%
MLPF&S FBO Customers, Attn: Fund Administration,
  4800 Dear Lake Drive East, Jacksonville, FL
  32246...........................................   D       15.13%
First Clearing Corporation, FBO Customers, 303
  College View Ct., Brevard, NC 28712- 3149.......   D       11.01%
Piper Jaffray, FBO Customer, US Bancorp Center,
  800 Nicollet Mall, Minneapolis, MN 55402........   D        7.91%
Betty Greene Whitener, 2046 Quiet Lane, Hickory,
  NC 28602........................................   D        7.72%


Management Ownership


As of January 3, 2006, no Trustees or officers of the Fund owned any Class A, Class C or Class D shares of the then outstanding shares of beneficial interest of the Fund.


                    Investment Advisory and Other Services

Investment Manager


Subject to the control of the Series' Board of Trustees, Seligman manages the investment of the assets of the Fund and administers the Series' business and other affairs pursuant to a management agreement approved by the Board of Trustees and the initial shareholders of the Fund ("Management Agreement"). Seligman also serves as investment manager to twenty-three other US registered investment companies which, together with the Series, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to the Fund. No person or persons, other than the directors/trustees, officers or employees of Seligman and the Series, regularly advise the Series with respect to the Fund's investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Trustees of the Series, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.


All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.


The Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.50% per annum of the Fund's average daily net assets. For the fiscal years ended September 30, 2005, 2004 and 2003, the Fund paid Seligman management fees in the amount of $109,045, $125,428 and $140,411, respectively.

The Fund pays all of its expenses other than those assumed by Seligman, including shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of the Trustees of the Series not employed by or serving as a director of Seligman or its affiliates, insurance premiums, interest on borrowings and extraordinary expenses such as litigation expenses. Certain expenses are allocated among the funds of the Series in a manner determined by the Board of Trustees to be fair and equitable.

The Management Agreement also provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.


The Fund's Management Agreement was approved by the Board of Trustees at a meeting held on June 21, 1990, and was unanimously approved by the shareholders at a meeting held on April 11, 1991. The Agreement will continue in effect until December 29 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Trustees or of the outstanding voting securities of the Fund and by a vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to December 29 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of its Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

At the November 17, 2005 Board of Trustees meeting, the Board unanimously approved the continuance of the Management Agreement. In preparation for these meetings, the Board requested and evaluated extensive materials from Seligman, including performance and expense information for other investment companies derived from data compiled by third parties, and the Independent Trustees conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Management Agreement, the Board considered their overall relationship with Seligman and their confidence in Seligman's integrity and competence. In addition, they considered many factors, including, but not limited to: (1) comparative performance information versus other similar investment companies; (2) the nature, extent and quality of investment services and administrative services rendered by Seligman;
(3) payments received by Seligman from all sources involving both the Fund and all other Seligman investment companies; (4) the costs borne by, and profitability of, Seligman and its affiliates in providing services of all types to the Fund and all other Seligman investment companies; (5) comparative fee and expense data versus other similar investment companies; (6) Seligman's practices regarding allocation of portfolio transactions and soft dollars;
(7) portfolio turnover of the Fund compared to other similar investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; (9) fall-out benefits which Seligman and its affiliates receive from managing the Fund; (10) potential economies of scale as asset levels increase and whether fee levels reflect such economies; (11) information about revenue sharing arrangements Seligman has entered into; (12) the professional experience and qualifications of the portfolio management team and other Seligman senior personnel; and (13) the terms of the Management Agreement. The Board also considered the status of the regulatory investigations (and related matters) of the SEC and Attorney General of the State of New York relating to market timing. In its deliberations, the Board did not identify any particular information that was all-important or controlling and Trustees attributed different weights to the various factors. Rather, the Board evaluated all information available to it and determined that the overall arrangements between the Fund and Seligman, as reflected under the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Trustee) considered relevant in the exercise of its (or such Trustees') reasonable judgment.


Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.


Portfolio Performance. The Board of Trustees considered the performance of the Fund as compared to the performance of other comparable investment companies. Trustees also considered the nature and quality of the investment advice rendered by Seligman. In addition to the information received by the Trustees in connection with the November 17, 2005 Board of Trustees meeting, the Board receives detailed information related to performance of the Fund at each Board meeting during the year.


Expenses of the Fund. The Board also considered the management fee rate paid by the Fund to Seligman and the other expenses of the Fund, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.


Costs of Providing Service and Profitability. The Trustees reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2004 and 2005 (through September 30) and estimates for full-year 2005. The information considered by the Board of Trustees included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Trustees also reviewed profitability data and estimated profitability data for each of the Seligman investment companies. The Board of Trustees reviewed certain assumptions and methods of allocation used by Seligman in preparing the profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

Fall-Out Benefits. The Trustees considered the services provided to the Fund and its shareholders by Seligman Services, Inc. ("Seligman Services"), an affiliate of Seligman, and the 12b-1 fees the Fund pays to Seligman Services in respect of shares of the Fund held in accounts for which there would not otherwise be a broker of record.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as trustees or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated June 21, 1990, subject to the control of the Board of Trustees, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers their business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of trustees of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp. ("SDC"), the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice


No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund or Seligman with respect to the Fund's investments.


Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Fund, as set forth below:

Class A shares:

                                                              Regular Dealer
                             Sales Charge      Sales Charge    Reallowance
                              as a % of        as a % of Net    as a % of
Amount of Purchase        Offering Price/(1)/ Amount Invested Offering Price
------------------        ------------------  --------------- --------------
Less than $50,000........        4.75%             4.99%           4.25%
$50,000 - $99,999........        4.00              4.17            3.50
$100,000 - $249,999......        3.50              3.63            3.00
$250,000 - $499,999......        2.50              2.56            2.25
$500,000 - $999,999......        2.00              2.04            1.75
$1,000,000 and over......           0                 0               0

/(1)/ "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:

                                                              Regular Dealer
                             Sales Charge      Sales Charge    Reallowance
                              as a % of        as a % of Net    as a % of
Amount of Purchase        Offering Price/(1)/ Amount Invested Offering Price
------------------        ------------------  --------------- --------------
Less than $100,000.......        1.00%             1.01%           1.00%
$100,000 - $249,999......        0.50              0.50            0.50
$250,000 - $999,999......           0                 0               0

/(1)/ "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge. There is no sales charge on Class C shares sold by Level Load Intermediaries (as defined below).


Seligman Services, an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal years ended September 30, 2005, 2004 and 2003, Seligman Services did not receive any commissions from the sale of Fund shares.


Rule 12b-1 Plan

The Series has adopted an Administration, Shareholder Services and Distribution Plan ("12b-1 Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class C, and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of the Fund, as well as to discourage redemptions.


Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Series' Board of Trustees. The Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.


Class A


Under the 12b-1 Plan, the Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Trustees of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one fiscal year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other fiscal year. If the Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 2005 was $46,272, equivalent to 0.25% of the Class A shares' average daily net assets.

Class C


Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months (twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined under "Purchase, Redemption and Pricing of Shares")), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing Class C shares through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended September 30, 2005 was $26,231, equivalent to 1% per annum of the Class C shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 2005, Seligman Advisors incurred $61,804 of expenses in respect of the Fund's Class C shares that were not reimbursed from amounts received form the Funds' 12b-1 Plan. This amount is equal to 4.37% of the net assets of Class C shares at September 30, 2005.


If the 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued by not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.

Class D


Under the 12b-1 Plan, the Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended September 30, 2005 was $6,959, equivalent to 1% per annum of the Class D shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 2005, Seligman Advisors has incurred $85,599 of expenses in respect of the Fund's Class D shares that were not reimbursed from amounts received from the Funds 12b-1 Plan. This amount is equal to 16.09% of the net assets of Class D shares at September 30, 2005.


If the 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.


Payments made by the Fund under the 12b-1 Plan for the fiscal year ended September 30, 2005 were spent on the following activities in the following amounts:



                                                   Class A Class C Class D
                                                   ------- ------- -------
Compensation to underwriters...................... $   -0- $   605 $  148
Compensation to broker/dealers....................  46,272  25,626  6,811


The 12b-1 Plan was approved on June 21, 1990 by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan ("Qualified Trustees") and was approved by shareholders of the Fund on April 11, 1991. Amendments to the Plan were approved in respect of the Class D shares on November 18, 1993 by the Trustees, including a majority of the Qualified Trustees, and became effective with respect to the Class D shares on February 1, 1994. The 12b-1 Plan was approved in respect of Class C shares on May 20, 1999 by the Trustees, including a majority of the Qualified Trustees, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable under the terms of the 12b-1 Plan without the approval of a majority of the outstanding voting securities of the Fund and no material amendment to the 12b-1 Plan may be made except with the approval of a majority of both the Trustees and the Qualified Trustees in accordance with the applicable provisions of the 1940 Act and the rules thereunder.


The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Trustees who are not "interested persons" of the Fund be made by such disinterested Trustees. The 12b-1 Plan is reviewed by the Trustees annually.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation from the Fund pursuant to the 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 2005, 2004 and 2003, Seligman Services received distribution and service fees of $2,589, $2,429 and $2,055, respectively, pursuant to the Fund's 12b-1 Plan.


Other Service Providers


SDC, which is owned by certain other investment companies in the Seligman Group, is the shareholder service agent and dividend-paying agent for the Fund. SDC charges the Fund at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. Certain officers and trustees of the Fund are also officers and directors of SDC.

                              Portfolio Managers


For purposes of this discussion, each member of the portfolio team is referred to as a "portfolio manager." The following table sets forth certain additional information with respect to the portfolio managers of the Fund. Unless noted otherwise, all information is provided as of September 30, 2005.

Other Accounts Managed by Portfolio Managers. The table below identifies, for the portfolio managers, the number of accounts managed (other than the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below have an advisory fee based on the performance of the account.



                                               Registered Investment             Other Pooled
Portfolio Manager                                    Companies                Investment Vehicles      Other Accounts
-----------------                      -------------------------------------  ------------------- -------------------------
Thomas G. Moles....................... 20 Registered Investment Companies     0 Pooled Investment 5 Other Accounts with
                                       with approximately $1,351 million in   Vehicles.           approximately $696,000 in
                                       total assets under management.                             total assets under
                                                                                                  management.

Eileen A. Comerford................... 20 Registered Investment Companies     0 Pooled Investment 3 Other Accounts with
                                       with approximately $1,351 million in   Vehicles.           approximately $565,000 in
                                       total assets under management.                             total assets under
                                                                                                  management.



Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a portfolio manager's management of the Fund's investments and investments in other accounts.

Compensation:

As compensation for their responsibilities, each of Mr. Moles and Ms. Comerford received a base salary and discretionary bonus for the year ended December 31, 2005.

Discretionary bonuses for investment professionals are subjective and based on numerous qualitative and quantitative factors. The factors, which have no pre-determined weightings and may apply differently from person to person may include, among other things, a portfolio manager's relative investment performance versus one or more competitive universes or benchmark; Seligman's overall profitability and profitability attributable to the assets under management for a portfolio manager's investment team; and a portfolio manager's support of marketing efforts.

The structure of a portfolio manager's compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the portfolio managers of the Fund have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the Fund ("Other Accounts"). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the Fund. This may create a potential conflict of interest for Seligman or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more

Other Accounts, the portfolio managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent the such sales reduce the cost to cover the short positions. However, Seligman does not currently engage in short sales of securities of municipal issuers.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities.

Employees of Seligman, including portfolio managers, may engage in personal trading, subject to Seligman's Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, portfolio managers may devote unequal time and attention to the portfolio management of client accounts.

Securities Ownership. As of September 30, 2005, neither Mr. Moles nor Ms. Comerford owned shares of the Fund.

                  Portfolio Transactions and Other Practices

Portfolio Transactions


When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.


Fixed-income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal in accordance with applicable law. Prices paid to dealers will generally include a "spread", i.e., the difference between the prices at which the dealer is willing to purchase or to sell the security at that time.


Commissions


For the fiscal years ended September 30, 2005, 2004 and 2003, no brokerage commissions were paid by the Fund.

For the fiscal years ended September 30, 2005, 2004 and 2003, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, or Seligman Advisors.

Brokerage Selection

Seligman selects broker-dealers with the goal of obtaining "best execution". Seligman will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Fund. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers


During the Fund's fiscal year ended September 30, 2005, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.


              Shares of Beneficial Interest and Other Securities

Shares of Beneficial Interest

The Series is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001, in separate series. To date, four series have been authorized, the Fund being one of them. The Fund has three classes, designated Class A shares of beneficial interest, Class C shares of beneficial interest, and Class D shares of beneficial interest. Each share of the Fund's Class A, Class C, and Class D beneficial interest is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of shares of beneficial interest. In accordance with the Declaration of Trust, the Board of Trustees may authorize the creation of additional classes of beneficial interest with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3.
The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of trustees. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Series has no authorized securities other than its shares of beneficial interest.

                  Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Member Sales Charge Reductions. Class A shares of the Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.


If you are eligible to purchase Class A shares without a sales charge or qualify for volume discounts, you should inform your financial advisor, financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.


Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:


Discounts and Rights of Accumulation. Reduced sales charges will apply if the sum of (i) the current amount being invested by a "single person" in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Class A shares of the Seligman Cash Management Fund), (ii) the current net asset value of the Class A and Class B shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the breakpoint discount thresholds for Class A shares described in the prospectus (the "Breakpoint Discounts").

The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

A Letter of Intent. This program allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase under the letter of intent will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event that you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in the escrow after shares, with a value equal to the amount of the outstanding sales charge, are redeemed by the transfer agent.


Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares, and independently, Class C shares in an account held by a "single person". Amounts invested in Class A shares and Class C shares will not be aggregated for purposes of determining eligibility for a Breakpoint Discount. A "single person" includes an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered "single persons" for this purpose. The uniform criteria are as follows:


   1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Series' Prospectus, reports, and other shareholder communications.


   2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

   3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or member of eligible employees.


Sales to eligible benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to SDC, the Fund's shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.


Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;

(4) to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a "fund of funds" arrangement;

(9) to certain "eligible employee benefit plans" as discussed above;

(10)to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11)in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.


CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to the purchase of $1,000,000 or more alone or through a volume discount, Right of Accumulation, or Letter of Intent are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.


See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class C


Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge shall be payable by any person purchasing Class C shares through Level Load Intermediaries (as described below). In addition, in connection with the purchase of Class C shares by a "single person" (as described above), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: Advest, Inc., Bear, Stearns & Co. Inc., Citigroup Global Markets, Inc., First Clearing, LLC, INVEST Financial Corporation, Investment Centers of America, Inc., KCD Financial, Inc.,
Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, Morgan Keegan & Company, Inc., McDonald Investment Inc., Morgan Stanley DW Inc., National Planning Corporation, National Planning Holdings, Inc., Piper Jaffray & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., SII Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.


Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Systematic Withdrawals. Class C and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund may use the Fund's Systematic Withdrawal Plan to withdraw up to 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class C shares and Class D shares (and certain
Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2) in connection with (1) distributions from retirement plans qualified under
    Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
    Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age
    70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Trustees of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5) in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program;

(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, directors/trustees fees, wire fees or courier fees) not to exceed $25.00 per occurrence; and


(8) on redemptions of shares initially purchased by eligible employee benefit plans that are not in connection with a plan level termination.


If, with respect to a redemption of any Class A, Class C or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.


Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Funds do not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities. Any securities accepted by the Fund in payment for the Fund's shares will have an active and substantial market and have a value which is readily ascertainable.


Offering Price

When you buy or sell Fund shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee paid by the Fund, are accrued daily and taken into account for the purpose of determining NAV.

Generally, portfolio securities in which the Fund invest are traded primarily in the over-the-counter market. Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued either by independent pricing services based on bid prices that consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or by Seligman based on quotations provided by primary market makers in such securities. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security based upon its fair value as determined in accordance with procedures approved by the Board of Trustees. These fair value procedures may be used to determine the value of a security in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. Short-term holdings maturing in 60 days or less are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value.


Specimen Price Make-Up


Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%/(1)/, respectively, and Class D shares are sold at NAV/(2)/. Using each Class's NAV at September 30, 2005, the maximum offering price of the Fund's shares is as follows:



Class A.....................................................
   Net asset value per share................................ $7.94
   Maximum sales charge (4.75% of offering price)...........  0.40
   Offering price to public................................. $8.34
                                                             =====
Class C
   Net asset value per share................................ $7.94
   Maximum sales charge (1.00% of offering price/(1)/)......  0.08
   Offering price to public................................. $8.02
                                                             =====
Class D
   Net asset value and offering price per share/(2)/........ $7.93
                                                             =====

--------
/(1)/ In addition to the 1.00% front-end sales charge applicable to Class C shares (other than those sold through Level Load Intermediaries), such shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of investors purchasing Class C shares through Level Load Intermediaries). Level Load Intermediaries are discussed under "Purchase, Redemption and Pricing of Shares".

/(2)/ Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or its is not reasonably practicable for the Fund to fairly determine the value of its net assets; or
(iii) such other periods as ordered by the SEC for the protection of the Fund's shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering


As part of the Fund's responsibility for the prevention of money laundering, you may be required by the Fund, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Fund or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Fund. The Fund, by written notice to you, may suspend payment to you of any proceeds or distributions if the Fund or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Fund, Seligman or their respective service providers.


Arrangements Permitting Frequent Trading of Fund Shares

The Fund has no arrangements with any person to permit frequent trading of Fund shares.

                             Taxation of the Fund

Federal Income Taxes. The Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net ordinary income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that the sum of (i) at least 90% of its net ordinary income and net short-term capital gains and (ii) at least 90% of its net tax-exempt interest are distributed to shareholders each year.

Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (1) at least 90% of the annual gross income of the Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (2) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, US Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than US Government securities or securities of other regulated investment companies).

The Fund is treated as a separate corporation for federal income tax purposes. As a result, determinations of net ordinary income, exempt-interest dividends and net long-term and short-term capital gain and loss will be made separately for the Fund.

If, at the end of each quarter of its taxable year, at least 50% of the Fund's total assets is invested in obligations exempt from regular federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes. The total amount of such exempt interest dividends paid by the Fund cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less certain expenses allocable to the Fund.


Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Internal Revenue Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by the Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of a Fund's income consisting of such interest.


Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Such dividends and distributions generally will not be eligible for the treatment as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from the Fund's capital gains from property held for more than one year and realized before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from the Fund's other investment income (other than exempt interest dividends) or from net realized short-term gains are taxable to shareholders as ordinary income, whether received in cash or invested in additional shares. Distributions generally will not be eligible to be designated as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent that the Fund's distributions are exempt from federal income tax.

Dividends and distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which an exempt interest dividend has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be disallowed to the extent of the amount of the exempt interest dividend paid by the Fund to the shareholder. Further, if shares on which a long-term capital gains distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized, to the extent not otherwise disallowed pursuant to the immediately preceding sentence, will be treated as long-term capital loss to the extent of the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be "substantial users" (or "related person" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult the tax advisors before purchasing shares of the Fund.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined on an annual basis for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

North Carolina Taxes


In the opinion of Horack, Talley, Pharr & Lowndes, P.A., tax counsel to the Fund, distributions from the Fund to shareholders subject to North Carolina income taxes will not be taxable for North Carolina income tax purposes to the extent the distributions either (i) qualify as exempt-interest dividends of a regulated investment company under the Internal Revenue Code and are attributable to interest on obligations issued by the State of North Carolina and its political subdivisions or (ii) are dividends attributable to interest on direct obligations of the US Government and agencies and possessions of the United States, so long as in both cases the Fund provides a supporting statement to the shareholders designating the portion of the dividends of the Fund attributable to interest on obligations issued by the State of North Carolina and its political subdivisions or direct obligations of the US Government and agencies and possessions of the United States. In the absence of such a statement, the total amount of the dividends will be taxable for North Carolina income tax purposes. Distributions attributable to other sources, including exempt-interest dividends attributable to interest on obligations of states other than North Carolina and the political subdivisions of such other states as well as capital gains, will be taxable for North Carolina income tax purposes.

The Fund will notify its shareholders within 60 days after the close of its taxable year as to the amount of dividends and distributions to the shareholders of the Fund which are exempt from North Carolina income taxes and the dollar amount, if any, which is subject to North Carolina income taxes.


                                 Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement, dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's shares of beneficial interest, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.


Total initial sales charges paid by shareholders of Class A shares and Class C shares of the Fund for the fiscal years ended September 30, 2005, 2004 and 2003, are shown below. Also shown below are the amounts of the Class A and Class C sales charges that were retained by Seligman Advisors for the same periods:


            Total Sales Charges Paid by Amount of Class A and Class Shareholders on Class A and C Sales Charges Retained by
Fiscal Year       Class C Shares             Seligman Advisors
----------- --------------------------- ---------------------------
   2005....           $ 9,649                     $1,231
   2004....            17,447                      1,893
   2003....            42,546                      4,473

Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund during the fiscal year ended September 30, 2005:



  Net Underwriting     Compensation on
   Discounts and       Redemptions and
    Commissions       Repurchases (CDSC
(Class A and Class C on Class A, Class C
   Sales Charges         and Class D      Brokerage       Other
     Retained)        Shares Retained)   Commissions Compensation/(1)/
-------------------- ------------------- ----------- ----------------
       $1,231               $875            $-0-           $753

--------

/(1)/ This amount reflects distribution and service fees paid by the Fund to Seligman Advisors in respect of Class C and Class D shares under the Fund's Rule 12b-1 Plan. The arrangements pursuant to which such distribution and service fees are paid are detailed above under the discussion "Rule 12b-1 Plan."


Other Payments


Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.


Seligman Advisors shall also pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows:
1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, "Financial Intermediaries"), subject to Seligman's and Seligman Advisors' respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the "Seligman Funds"). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors' internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors' internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s):
(i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or
(iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the Prospectuses.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the financial intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders' fees and loads paid by Seligman Advisors, as set forth in the Prospectuses or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

                        Calculation of Performance Data

The Fund may quote performance data in various ways. All performance information supplied by the Fund in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or CDSC, as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Fund over a stated period.

Historical Investment Results

Class A


The annualized yield for the 30-day period ended September 30, 2005 for the Fund's Class A shares was 2.54%. The annualized yield was computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales charge of 4.75% of the gross amount invested) on September 30, 2005, which was the last day of this period. The average number of Class A shares of the Fund was 2,133,090, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yield for the 30-day period ended September 30, 2005 for the Fund's Class A shares was 4.25%. The tax equivalent annualized yield was computed by first computing the annualized yield, as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal and state income tax purposes was determined. This portion of the yield was then divided by one minus 40.36% (which assumes the maximum combined federal and state income tax rate for individual taxpayers that are subject to North Carolina's personal income taxes). Then the small portion of the yield attributable to securities the income of which was exempt for federal income tax purposes was determined. This portion of the yield was then divided by one minus 35.0% (35.0% being the assumed maximum federal income tax rate for individual taxpayers). These two calculations were then added to the portion of the Class A shares' yield, if any, that was attributable to securities the income of which was not tax-exempt.


The average annual total returns for the Fund's Class A shares for the one-, five- and ten-year periods ended September 30, 2005 was (2.40)%, 4.23% and 4.60%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of the Fund, subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund's Class A shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods of the Fund, the entire amount was redeemed.

The cumulative total return for Class A shares of the Fund for the ten-year period ended September 30, 2005 was 56.78%. Thus, a $1,000 investment in Class A shares made on September 30, 1994 had a value on September 30, 2005 of $1,568.


Class C


The annualized yield for the 30-day period ended September 30, 2005 for the Fund's Class C shares was 1.89%. The annualized yield was computed as discussed above for Class A shares. The average number of Class C shares of the Fund was 178,065, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yield for the 30-day period September 30, 2005 for the Fund's Class C shares was 3.16%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total returns for the Fund's Class C shares for the one- and five-year periods ended September 30, 2005 and the period from May 27, 1999 (inception) to September 30, 2005 were (0.16)%, 4.26% and 3.50%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class C shares of the Fund, subtracting the maximum sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund's Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception of the Fund, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for Class C shares of the Fund for the period from May 27, 1999 (inception) through September 30, 2005 was 24.43%. Thus, a $1,000 investment in Class C shares made on May 27, 1999 had a value on September 30, 2005 of $1,244.


Class D


The annualized yield for the 30-day period ended September 30, 2005 for the Fund's Class D shares was 1.91%. The annualized yield was computed as discussed above for Class A shares. The average number of Class D shares of the Fund was 73,192, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yield for the 30-day period ended September 30, 2005 for the Fund's Class D shares was 3.20%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total returns for the Fund's Class D shares for the one-, five-, and ten- year periods ended September 30, 2005 were 0.70%, 4.46% and 4.32%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of the Fund and that all of the dividends and capital gain distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception of the Fund, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.


The cumulative total return for Class D shares of the Fund for the ten-year period ended September 30, 2005 was 52.64%. Thus, a $1,000 investment in Class D shares made on February 1, 1995 had a value on September 30, 2005 of $1,526

The cumulative total returns for each Class of shares of the Fund shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the periods specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

                             Financial Statements


The Annual Report to Shareholders of the Series for the fiscal year ended September 30, 2005 contains a portfolio of the investments of the Fund as of September 30, 2005, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report and the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report, which includes the Report of Independent Registered Public Accounting Firm, will be furnished, without charge, to investors who request copies of this SAI.


                              General Information

The Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Trust into any number of other classes without further action by shareholders. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

As a general matter, the Trust will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c) with respect to any termination or reorganization of the Trust or any series, including the Fund, to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new series, abolishing series when there are no units thereof outstanding, changing the name of the Trust or the name of any series, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Code, or applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the Shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (f) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Trust, any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

The shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of the Trust's outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustee shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not significantly affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a series' assets for any shareholder held personally liable for obligations of such series.


Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

                                  APPENDIX A

MOODY'S INVESTORS SERVICE (MOODY'S)
MUNICIPAL BONDS

US Municipal and Tax-Exempt Ratings

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

Municipal Long-Term Rating Definitions

Aaa: Issuers or issues rated "Aaa" demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated "Aa" demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated "A" present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated "Baa" represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated "Ba" demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated "B" demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated "Caa" demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated "Ca" demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated "C" demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody's appends numerical modifiers "1", "2", and "3" to each generic rating category from "Aa" through "Caa". The modifier "1" indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment-grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG 1" through "MIG 3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative-grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the "MIG" rating scale, the Variable Municipal Investment Grade or "VMIG" rating. When either the long- or short-term aspect of a "VRDO" is not rated, that piece is designated NR, e.g., "Aaa/NR" or "NR/VMIG 1". VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated "Prime-1" have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated "Prime-2" have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated "Prime-3" have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated "Not Prime" do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

STANDARD & POOR'S RATINGS SERVICES (S&P)
MUNICIPAL BONDS

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

  . Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  .   Nature of and provisions of the obligation; and

  . Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circum-stances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "B" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.: An issue designated "N.R." is not rated.

Commercial Paper

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Variable-Rate Demand Bonds

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

                                  APPENDIX B

                     RISK FACTORS REGARDING INVESTMENTS IN
                      NORTH CAROLINA MUNICIPAL SECURITIES


The North Carolina economy showed continued growth during 2005, although at a reduced pace compared to 2004, as it continued to recover from the 2001 recession which was longer and deeper in North Carolina than the nation as a whole (primarily because of the importance of manufacturing to the State economy). However, not all areas of the economy have participated in the recovery. While at one time North Carolina was one of the largest manufacturing states in the United States, 2005 showed a continuing decline in the North Carolina manufacturing segment, particularly textiles and apparel, in spite of the overall continued recovery. This continued decline is part of an overall trend of a transition of North Carolina from a manufacturing intensive economy to one focused more on "knowledge" fields like education and health, professional and technical occupation, finance and management. Although the rate of decline in employment in manufacturing declined further in 2005, it is widely expected that employment in the State's traditional manufacturing sectors such as textiles, apparel, tobacco and furniture are on a long term downward trend.

Despite this downward trend in manufacturing, the State's economy as a whole continued to improve The State's unemployment rate at the end of November was 5.2% which is actually higher than at the end of 2004 and also is higher than the 5% national rate for November. However, this 5% rate was the lowest level since May and marked the fourth consecutive month of a decline in the unemployment rate. Overall job growth has continued to remain positive. This overall State aggregate economic performance is expected to continue to improve in 2006 with the number of jobs increasing statewide and unemployment falling slightly. The only negative factors are that workers with less education are increasingly finding lower paying service jobs as their major employment option and that North Carolina has been split geographically with the employment opportunities being the greatest in the metropolitan areas of the State, particularly in the Charlotte and Raleigh areas, plus the tourist and retirement destinations on the coast and in the mountains.

Like most states, North Carolina continues to face pressures on its state budget. While North Carolina Governor Easley was forced to invoke his constitutional authority to balance the State budget in 2001 and 2002, the most recent state budget for the fiscal period July 1, 2005 through June 30, 2007 required no such action. However, the General Assembly was able to pass the final version of this budget only after August 13, 2005, six weeks after the fiscal year began. Despite an improving revenue picture, pent up spending needs from the fiscal crisis and subsequent annual shortfalls confronted lawmakers with extremely difficult choices. Year one of the adopted budget reflects the largest dollar increase in the State appropriations since its fiscal year 1999 but the bulk of the increase is used just to maintain current services. Moreover, the budget was accomplished only with the extension of three taxes set to expire and an increase in the cigarette tax.

When it convenes in January of 2006, the legislature will face other challenges in its short session. Although North Carolina adopts a budget every two years, lawmakers typically make adjustments to the revenue spending plan for the second year when they convene for their short session. The State faces particular challenges because its sales tax system was designed for a manufacturing and agricultural based economy whereas, as noted above, the State's economy is increasingly changing from a manufacturing economy to one based on "knowledge" fields and services. This is resulting in a shrinking sales tax base as consumers spend more on health care and other services rather than on goods subject to the sales tax. While an improving economy and employment picture will certainly help balance the budget, until a definite solution can be found for matching the tax system to the changing nature of the North Carolina economy, the State will face annual budget challenges.


Because of budget shortfall issues and the State's struggles in dealing with the problems in 2001-2002, both Standard & Poor's and Moody's reviewed their ratings of the State's general obligations in 2002, and while Standard & Poor's left the rating of North Carolina general obligations at AAA, Moody's downgraded the rating of the State's general obligations to Aa1. While as indicated above, it appears that the State is actively dealing with the budget issues, Moody's has maintained its downgraded rating.

While the general obligations of the State are rated AAA by Standard & Poor's and Aa1 by Moody's, there can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions, including the State's response to its budget problems. Moreover, such ratings apply only to obligations of the State and not to those of its political subdivisions, and the economic information provided above may not be fully relevant to obligations issued by such political subdivisions.

PART C. OTHER INFORMATION

Item 23. Exhibits

   All Exhibits listed below have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*) which are filed herewith.

(a) Instruments of Establishment and Designation dated May 24, 1999. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on May 28, 1999.)

(a)(1) Form of Amended and Restated Declaration of Trust of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(b) Amended and Restated By-laws of Registrant. (Incorporated by reference to Registrant's Post Effective Amendment No. 25, filed on January 29, 1997.)

(b)(1) Amended By-laws of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 34, filed on January 29, 2003.)

(c) Copy of Specimen of Stock Certificates for Class D Shares of each Series. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on January 29, 1994.)

(d) Management Agreement between the Registrant on behalf of the California High-Yield Municipal Series and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment
       No. 25 filed on January 29, 1997.)

(d)(1) Management Agreement between the Registrant on behalf of the California Quality Municipal Series and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment
       No. 25 filed on January 29, 1997.)

(d)(2) Management Agreement between the Registrant on behalf of the Florida Municipal Series and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(d)(3) Management Agreement between the Registrant on behalf of the North Carolina Municipal Series and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(e) Addendum to Sales/Bank Agreement. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(1) Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Registrant's Post-Effective Amendment No. 57 to its Registration Statement for Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(2) Form of Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(e)(3) Form of Amended Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(e)(4) Form of Amended Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed on January 28, 2003.)

(f) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)


(f)(1) Deferred Compensation Plan for Directors. (Incorporated by reference to
       Exhibit 23 (f) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File
       No. 811-21365) filed on July 9, 2003.)

(g) Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(h)    Not applicable.

(i) Opinion and Consent of Counsel with respect to Class C shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on May 28, 1999.)

(i)(1) Opinions and Consent of Counsel. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)


(j)    *Consent of Independent Registered Public Accounting Firm.

(j)(1) *Consent of California Counsel.


(j)(2) *Consent of North Carolina Counsel.

(k)    Not Applicable.

(l) Form of Purchase Agreement for Initial Capital for Class C shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on May 28, 1999.)

(l)(1) Form of Purchase Agreement for Initial Capital for Class D Shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(m) Amended Administration, Shareholder Services and Distribution Plan for each Series. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on May 28, 1999.)

(m)(1) Amended Administration, Shareholder Services and Distribution Plan of the Registrant. (Incorporated by reference to Registrant's
       Post-Effective Amendment No. 34 filed on January 28, 2003.)


(m)(2) Form of Services Agreement between Morgan Stanley Dean Witter, Inc. and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on
       July 9, 2003.)

(m)(3) Form of Selected Dealer Agreement between Merrill Lynch Pierce, Fenner & Smith, Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(4) Form of Services Agreement between CIBC Oppenheimer & Co., Inc and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on
       July 9, 2003.)


(m)(5) Form of Services Agreement between Paine Webber Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(6) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on
       July 9, 2003.)

(m)(6) Form of Services Agreement among Fidelity Brokerage Services, LLC, National Financial Services, LLC, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(7) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on
       July 9, 2003.)


(m)(7) Participation Agreement between Salomon Smith Barney Inc. and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(8) of Post-Effective Amendment No. 42 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 28, 2005.)

(m)(8) Form of Services Agreement between Charles Schwab & Co., Inc., the Registrant, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(9) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(9) Form of Mutual Fund Dealer Agreement between Seligman Advisors, Inc. and Smith Barney Inc. (Incorporated by reference to Exhibit (m)(10) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on
       July 9, 2003.)

(n) Rule 18f-3 Plan. Plan of Multiple Classes of Shares (three Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on May 28, 1999.)

(p) Code of Ethics of the Registrant, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and affiliates. (Incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 42 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 28, 2005.)

(Other Exhibits)


       (a)Power of Attorney for Leroy C. Richie. (Incorporated by reference to Registrant's Post- Effective Amendment No. 33 filed on January 28, 2002.)

       (b)Powers of Attorney. (Incorporated by reference to Registrant's Post-Effective Amendment No. 26 filed on January 27, 1998.)

Item 24.Persons Controlled by or Under Common Control with Registrant. None.

Item 25.Indemnification. Reference is made to the provisions of Article VII of Registrant's Amended and Restated Declaration of Trust filed as Exhibit 24(b)(1) and Article VII of Registrant's Amended and Restated By-laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment
        No. 25 to the Registration Statement.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item_26.Business and Other Connections of Investment Adviser. J. & W.
        Seligman & Co. Incorporated, a Delaware corporation (Seligman), is the Registrant's investment manager and is a registered investment adviser under the Investment Advisors Act of 1940, as amended. The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Item 26 of Post-Effective Amendment No. 43 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 30, 2006.


Item 27.Principal Underwriters.


         (a) The names of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Fund Series, Inc., Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman TargetHorizon ETF Portfolios, Inc., Seligman Time Horizon/Harvester Series, Inc., Seligman Value Fund Series, Inc.


         (b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20:

                            Seligman Advisors, Inc.
                             As of January 3, 2006


 /(1)/                   /(2)/                    /(3)/
 Name and Principal      Positions and Offices    Positions and Offices
 Business Address        with Underwriter         with Registrant
 ------------------      ------------------------ -----------------------------

 William C. Morris*      Chairman of the Board    Chairman of the Board
                         and Director

 Brian T. Zino*          Director                 President, Director and Chief
                                                  Executive Officer

 David F. Stein*         Director                 None

 Rodney G.D. Smith*      Director                 None

 Charles W. Kadlec*      President and Director   None

 Richard M. Potocki*     Managing Director,       None
                         Director of Sales

 Jonathan G. Evans*      Managing Director, Sales None

 Bruce M. Tuckey*        Managing Director, Sales None

 Andrew S. Veasy*        Managing Director, Sales None

 Thomas G. Rose*         Senior Vice President,   Vice President
                         Finance

 James R. Besher*        Senior Vice President,   None
                         Regional

                         Sales Director

 Gerald I. Cetrulo, III* Senior Vice President,   None
                         Sales

 Arthur A. Condron*      Senior Vice President,   None
                         Offshore

                         Sales and Administration

 Jeffrey S. Dean*        Senior Vice President,   None
                         Director of

                         Operations and Business
                         Planning

 Kenneth J. Dougherty*   Senior Vice President,   None
                         Sales

 T. Wayne Knowles*       Senior Vice President,   None
                         Divisional Sales
                         Director

                            Seligman Advisors, Inc.
                             As of January 3, 2006


/(1)/                     /(2)/                                  /(3)/
Name and Principal        Positions and Offices                  Positions and Offices
Business Address          with Underwriter                       with Registrant
------------------        -------------------------------------- ---------------------
Michelle L. McCann-Rappa* Senior Vice President, Director of
                          Marketing                                      None
Ronald W. Pond*           Senior Vice President, Divisional              None
                          Sales Director
Thomas P. Parnell*        Senior Vice President, Sales
J. Jeffery Rold*          Senior Vice President, Divisional              None
                          Sales Director
Jeffery C. Pleet*         Senior Vice President, Regional                None
                          Retirement Plans Manager
James C. Taylor*          Senior Vice President, Sales                   None
Mason S. Flinn*           Senior Vice President, National Sales
                          Manager of Retirement Plans                    None
Judith L. Lyon*           Senior Vice President, Sales                   None
Joseph J. Williams, Jr.*  Senior Vice President, Sales                   None
John H. Perucki*          Senior Vice President, Regional Sales          None
Marcie L. Blanco*         Vice President, Retirement Plans
                          Manager                                        None
Matthew K. Scott*         Vice President, Retirement Plans
                          Manager                                        None
Daniel R. Molloy*         Vice President, Retirement Plans
                          Manager                                        None
Emily H. Calcagno*        Vice President, National Accounts              None
Nicole C. Grogan*         Vice President, Manager, Sales                 None
                          Administration and Planning
                          Managed Money
Peter J. Campagna*        Vice President, Portfolio Advisory,
                          Managed Money                                  None
Dina L. Cutrone*          Vice President, Retirement Marketing           None
Helen Delman*             Vice President, Product Manager                None
Matthew Witschel*         Vice President, Manager of Internal            None
                          Sales
Steven J. Ralff*          Vice President, Product Manager                None
Paula A. Smith*           Senior Vice President, Product Manager         None
John T. Szwed*            Vice President, Product Manager                None
Gary A. Terpening*        Vice President, Director of Business           None
                          Development
Edward W. Urban*          Vice President, Product Manager                None
William DeSanto*          Senior Vice President, Director of             None
                          Product Management
Sean C. Hausman*          Vice President, Regional Sales                 None
Brian C. Kelleher*        Vice President, Regional Sales                 None
Michael Loftus*           Vice President, Regional Sales                 None
John Kielmeyer*           Vice President, Regional Sales                 None

                            Seligman Advisors, Inc.
                             As of January 3, 2006


/(1)/                   /(2)/                                                        /(3)/
Name and Principal      Positions and Offices                                        Positions and Offices
Business Address        with Underwriter                                             with Registrant
------------------      -----------------------------------------------------------  ---------------------

Jennifer Danzi*         Vice President, Regional Sales                                None

Frank J. Nasta*         Corporate Secretary                                           Secretary

Paul B. Goucher*        Assistant Corporate Secretary                                 None

Jennifer G. Muzzey*     Assistant Corporate Secretary                                 None

Albert A. Pisano*       Senior Vice President, Chief Compliance Officer               None

Katherine J. Shetler*   Vice President and Treasurer                                  None

Julie S. Rosenberg*     Assistant Treasurer                                           None

Lawrence P. Vogel*      Assistant Treasurer                                           Vice President and
                                                                                      Treasurer

Richard C. Dluzniewski* Assistant Treasurer                                           None

Jennie Haluska*         Assistant Treasurer                                           None

Sandra G. Stephens*     Assistant Vice President, Order Desk                          None

Keith R. Landry*        Vice President, Manager, Order Desk                           None

Karen Billias*          Vice President, Retirement Consultant, Desk Manager           None

Seth J. Barron*         Assistant Vice President, Wealth Management Services          None

Michael J. Ferry*       Vice President, Regional Retirement Plans Manager             None

Lisa M. MacDonald*      Assistant Vice President, Sales Administration and Planning   None

Oscar Lagos*            Assistant Vice President, Operations                          None


* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

   (c) Not Applicable.

Item 28.Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its office at 100 Park Avenue, New York, New York 10017 or at the following locations:
        (1) State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, custodian for the Registrant's cash and securities and agent performing certain accounting and record-keeping functions relating to portfolio transactions and calculating the net asset value of the Registrant, and (2) Seligman Data Corp., 100 Park Avenue, New York, New York 10017, shareholder service agent, who maintains shareholder records for the Registrant.

Item 29.Management Services. Not Applicable.

Item 30.Undertakings. Not Applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 37 to its Registration Statement under Rule 485(b) of the Securities Act of 1933, as amended and has duly caused this Post-Effective Amendment No. 37 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 27th day of January, 2006.

                                              SELIGMAN MUNICIPAL SERIES TRUST

                                              By: /s/ Brian T. Zino
                                                  ------------------------------
                                                    Brian T. Zino, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 37 has been signed below by the following persons in the capacities indicated on January 27, 2006.

Signature                             Title
---------                             -----


/s/ Brian T. Zino                     President, Director and Chief
------------------------------------  Executive Officer (Principal
Brian T. Zino                         Executive Officer)

/s/ William C. Morris                 Chairman of the Board and Director
------------------------------------
William C. Morris

/s/ Lawrence P. Vogel                 Treasurer (Principal Financial and
------------------------------------    Accounting Officer)
Lawrence P. Vogel

John R. Galvin, Trustee                )
Alice S. Ilchman, Trustee              )
Frank A. McPherson, Trustee            )
Betsy S. Michel, Trustee               )   /s/ Brian T. Zino
                                           -----------------------------------
Leroy C. Richie, Trustee               )     Brian T. Zino, Attorney-in-Fact
Robert L. Shafer, Trustee              )
James N. Whitson, Trustee              )

                        SELIGMAN MUNICIPAL SERIES TRUST
                    Post-Effective Amendment No. 37 to the
                      Registration Statement on Form N-1A

                                 EXHIBIT INDEX

  Form N1-A Item No. Description
  ------------------ -----------
    Item 23(j)...... Consent of Independent Registered Public Accounting Firm.

    Item 23(j)(1)... Consent of California Counsel.

    Item 23(j)(2)... Consent of North Carolina Counsel.